UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22019
                                                    -----------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400

                               Wheaton, IL 60187
         -------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                        Date of fiscal year end: July 31
                                                ---------

                    Date of reporting period: July 31, 2020
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND


Annual Report                                                      July 31, 2020
--------------------------------------------------------------------------------

AlphaDEX(R) Sector Funds
------------------------

First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD)
First Trust Consumer Staples AlphaDEX(R) Fund (FXG)
First Trust Energy AlphaDEX(R) Fund (FXN)
First Trust Financials AlphaDEX(R) Fund (FXO)
First Trust Health Care AlphaDEX(R) Fund (FXH)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR)
First Trust Materials AlphaDEX(R) Fund (FXZ)
First Trust Technology AlphaDEX(R) Fund (FXL)
First Trust Utilities AlphaDEX(R) Fund (FXU)


                                  ALPHADEX(R)
                                 FAMILY OF ETFs

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 ANNUAL REPORT
                                 JULY 31, 2020

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
      First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD)..............  4
      First Trust Consumer Staples AlphaDEX(R) Fund (FXG)....................  6
      First Trust Energy AlphaDEX(R) Fund (FXN)..............................  8
      First Trust Financials AlphaDEX(R) Fund (FXO).......................... 10
      First Trust Health Care AlphaDEX(R) Fund (FXH)......................... 12
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR)....... 14
      First Trust Materials AlphaDEX(R) Fund (FXZ)........................... 16
      First Trust Technology AlphaDEX(R) Fund (FXL).......................... 18
      First Trust Utilities AlphaDEX(R) Fund (FXU)........................... 20
Notes to Fund Performance Overview........................................... 22
Understanding Your Fund Expenses............................................. 23
Portfolio of Investments
      First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD).............. 25
      First Trust Consumer Staples AlphaDEX(R) Fund (FXG).................... 28
      First Trust Energy AlphaDEX(R) Fund (FXN).............................. 30
      First Trust Financials AlphaDEX(R) Fund (FXO).......................... 32
      First Trust Health Care AlphaDEX(R) Fund (FXH)......................... 34
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR)....... 36
      First Trust Materials AlphaDEX(R) Fund (FXZ)........................... 39
      First Trust Technology AlphaDEX(R) Fund (FXL).......................... 41
      First Trust Utilities AlphaDEX(R) Fund (FXU)........................... 43
Statements of Assets and Liabilities......................................... 44
Statements of Operations..................................................... 46
Statements of Changes in Net Assets.......................................... 48
Financial Highlights......................................................... 52
Notes to Financial Statements................................................ 57
Report of Independent Registered Public Accounting Firm...................... 65
Additional Information....................................................... 66
Board of Trustees and Officers............................................... 73
Privacy Policy............................................................... 75

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JULY 31, 2020

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the Sector Funds of the First Exchange-Traded AlphaDEX(R) Fund (the "Funds"), which contains detailed information about the Funds for the 12-month period ended July 31, 2020.

When I think back to the direction the U.S. economy was headed midway through 2018, the first thought that comes to mind is normalization. At that time, it was a welcome notion. If you recall, the Trump Administration signed the Tax Cuts & Jobs Act of 2017 on December 22, 2017. Perhaps the most exciting part of the new tax law was the slashing of the federal corporate tax rate from 35%, which was among the highest of any country in the world, to 21%. This was well received, in our opinion. U.S. economic activity was rising even before the ink was dry on the tax bill. Real U.S. gross domestic product grew at an annualized rate of 3.9% in the fourth quarter of 2017, and then rose an annualized 3.8% in the first quarter of 2018, according to the Bureau of Economic Analysis. The last time U.S. economic growth had exceeded the 3.0% mark was in the first quarter of 2015. Over the two terms of the Obama Administration (2009-2016), U.S. economic growth averaged just 2.0%, which was modest by historical standards. Brian Wesbury, Chief Economist at First Trust Advisors L.P., referred to it as the "Plow Horse Economy." The main takeaway here is that the Trump Administration's tax cuts were helping to drive economic growth to more normalized levels. The process had begun.

As economic growth was normalizing in 2018, so were interest rates and bond yields. The Federal Reserve (the "Fed") raised the federal funds target rate (upper bound) from 1.50% at the start of 2018 to 2.50% at year-end, or an increase of 100 basis points ("bps"). The yield on the 10-Year Treasury Note ("T-Note"), which the Fed does not control, rose 83 bps from the start of 2018 to its calendar year peak of 3.24% on November 8, 2018. The point here is that while interest rates and bond yields were well into the process of normalizing, they were still below their historical norms. For the 30-year period ended December 31, 2018, the federal funds target rate (upper bound) averaged 3.18%, while the 10-Year T-Note's average yield was 4.71%, according to Bloomberg. If you recall, industry pundits had been characterizing the persistent low-rate, low-growth climate as the "new normal." While the concept of getting back to normal in the economy and markets looked achievable, in the end, it was not meant to be. What derailed the momentum? In a word: tariffs. In March 2018, less than three months after enacting its tax reform legislation, the Trump Administration initiated a tariff program targeting imported goods and services from the major trading partners of the U.S. In February 2020, the White House acknowledged that the Trump Administration's trade policies "depressed economic growth and business investment," according to Bloomberg. President Trump was pressuring the Fed to lower interest rates months before the coronavirus ("COVID-19") showed itself. The tariffs are still in play today.

Let us fast forward to today's climate. For all intents and purposes, from a monetary policy standpoint, we are back to where we were following the 2008-2009 financial crisis. The federal funds target rate (upper bound) stood at 0.25% on July 31, 2020. That is where it sat from December 2008 to December 2015. That puts us farther away from normalcy than we were leading up to 2018. While the COVID-19 pandemic was what drove the U.S. economy into a recession and what pushed the stock market into bear market territory, at least for a few months, we know that there are other headwinds to be navigated, such as government trade policies and elections. There are always going to be headwinds to be navigated. As of July 31, 2020, the yield on the 10-Year T-Note was 0.53%, which was about 150 bps below where it stood at the close of December 2008. The Fed has stated that it is in no rush to raise interest rates. Inflation levels are subdued. By keeping interest rates artificially low, the Fed is incentivizing investors to assume more risk to potentially earn a higher return on their capital. With the help of the Fed, the stock and bond markets have proved their resiliency once again, despite how destructive COVID-19 has been to date. Investors should take solace in that fact. Maybe the new normal will work as well for investors as what we deemed normal in the past. Stay the course!

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2020

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 27 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE U.S. ECONOMY

A year ago, we were laser focused on the Trump Administration's trade war with China. Little did we know back then that we would be swapping anxiety over tariffs for a virus pandemic. The coronavirus ("COVID-19") has been front and center since its onset early in the first quarter of 2020. Its arrival ended the bull market in stocks and temporarily shuttered a major chunk of not only the U.S. economy, but economies around the globe. The U.S. economy contracted by an annualized 5.0% in the first quarter of 2020 and then plunged an annualized 32.9% in the second quarter of 2020, according to the Bureau of Economic Analysis. The National Bureau of Economic Research, the organization that determines the beginning and end of business cycles in the U.S., reported on June 8, 2020, that U.S. economic activity peaked in February of this year. That marked the end of a 128-month economic expansion, the longest in this nation's history. We now know that the U.S. economy is in a recession.

While the trillions of dollars of stimulus that has been appropriated by government leaders and central bankers throughout the globe is helping to prop up economies decimated (financial cost and human toll) by COVID-19, we believe that its primary objective is to simply buy time so that health care companies can develop therapeutics and vaccines to combat the virus. There are indicators we can cite that show just how rough it is in the business world despite the stimulus efforts. One of our go to barometers is the default rate on lower-quality, high yield corporate bonds. As of July 31, 2020, the trailing 12-month global speculative-grade default rate was 6.1%, according to Moody's Investors Service. It now stands above its historical average of 4.1%. Moody's estimates that it will climb to 8.8% by the end of 2020. That happens to coincide with the target date for when some pundits believe we could see the first FDA-approved vaccines for COVID-19. This is something we plan to monitor closely.

The International Monetary Fund ("IMF") is forecasting year-over-year global growth rate estimates of -4.9% for 2020 and 5.4% for 2021, compared to 3.6% in 2018 and 2.9% in 2019. With respect to the U.S., it sees gross domestic product growth declining by an estimated 8.0% in 2020 and then rebounding 4.5% in 2021. That is in line with the -8.0% and 4.8% estimates for 2020 and 2021 for all Advanced Economies. Emerging Market and Developing Economies are expected to hold up better than their developed nation counterparts. The IMF puts their growth rate targets at -3.0% for 2020 and 5.9% for 2021.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs") listed globally stood at an all-time high of $6.66 trillion in July 2020, up from $5.74 trillion a year ago, according to its own release. Total assets of U.S. listed ETFs/ETPs stood at an all-time high of $4.61 trillion, up from $4.02 trillion a year ago.

SECTOR/EQUITY INVESTING

One barometer for gauging investors' appetites for equities is tracking money flows in and out of open-end mutual funds and ETFs. The flows are reported over time on a rolling 12-month basis. For the 12-month period ended July 31, 2020, U.S. Equity funds/ETFs reported estimated net outflows totaling $177.64 billion, according to data from Morningstar. As has been the case in recent years, investors are favoring passive funds over actively managed funds. Passive U.S. Equity funds/ETFs reported estimated net inflows totaling $62.14 billion, compared to estimated net outflows totaling $239.78 billion for actively managed U.S. Equity funds/ETFs.

Investors were net buyers of sector funds and ETFs over the past year. For the 12-month period ended July 31, 2020, Sector Equity funds/ETFs reported estimated net inflows totaling $5.30 billion. Passive Sector Equity funds/ETFs reported estimated net inflows totaling $23.44 billion, compared to estimated net outflows totaling $18.14 billion for actively managed Sector Equity funds/ETFs for the same period.

For the 12-month period ended July 31, 2020, eight of the 11 major sectors that comprise the S&P 500(R) Index (the "Index") generated positive total returns, according to Bloomberg. The Index posted a total return of 11.96% over the period. Four of the 11 sectors outperformed the broader index. Those four sectors were as follows: Information Technology (+38.91%); Consumer Discretionary (+21.57%); Health Care (+18.77%); and Communication Services (+14.76%), according to Bloomberg. The three sectors that posted negative total returns for the period were Energy, Financials and Industrials, down 38.26%, 12.81% and 5.70%, respectively.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Consumer Discretionary Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FXD."

The Consumer Discretionary Index is a modified equal-dollar weighted index designed by ICE Data Indices, LLC or its affiliates ("IDI") to objectively identify and select stocks from the Russell 1000(R) Index in the consumer discretionary sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Consumer Discretionary Index using the Industry Classification Benchmark ("ICB") sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                              -7.39%      2.28%      10.53%        6.17%      11.92%     172.19%      120.70%
Market Price                     -7.37%      2.28%      10.53%        6.17%      11.92%     172.25%      120.75%

INDEX PERFORMANCE
StrataQuant(R) Consumer
   Discretionary Index           -6.89%      2.91%      11.27%        6.91%      15.40%     190.95%      142.04%
Russell 1000(R) Index            12.03%     11.31%      13.85%        8.36%      70.89%     265.96%      189.26%
S&P 500(R) Consumer
   Discretionary Index           21.57%     14.10%      18.31%       12.08%      93.36%     437.52%      352.00%
Russell 1000(R) Consumer
   Discretionary Index(1)        20.48%     13.68%      17.80%        N/A        89.86%     414.51%        N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of -7.39% during the period covered by this report. During the same period, the S&P 500(R) Consumer Discretionary Index (the "Benchmark") generated a return of 21.57%. The Specialty Retail industry was the industry with the greatest allocation in the Fund during the period. This industry had an average weight of 17.2% in the Fund but contributed -0.2% to the Fund's performance. The industry with the greatest contribution to the Fund's return was the Entertainment industry. Investments in this industry received an allocation of 5.1% and contributed 2.2% to the Fund's total return. Meanwhile, investments in the Hotels, Restaurants, & Leisure industry were the most significant drag on the Fund's performance, contributing -4.1%. On a relative basis, the Fund underperformed the Benchmark. The underperformance in the Fund during the period came primarily from the Fund's underweight of Amazon.com, Inc. ("Amazon"). Amazon had a 0.6% allocation in the Fund and a 33.9% weight in the Benchmark. This security alone accounted for -15.0% of underperformance for the Fund versus the Benchmark. The Internet & Direct Marketing Retail industry, overall, caused -13.9% of underperformance for the Fund. There was some outperformance for the Fund which came from investments in the Automobiles industry, with 3.2% of outperformance earned for the Fund.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Consumer Discretionary                       70.94%
Communication Services                       13.20
Industrials                                  10.02
Information Technology                        3.61
Consumer Staples                              2.23
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Wayfair, Inc., Class A                        1.84%
Tesla, Inc.                                   1.81
Carvana Co.                                   1.76
PulteGroup, Inc.                              1.75
Chegg, Inc.                                   1.64
Toll Brothers, Inc.                           1.60
Graham Holdings Co., Class B                  1.59
Floor & Decor Holdings, Inc., Class A         1.56
Etsy, Inc.                                    1.52
Trade Desk (The), Inc., Class A               1.51
                                            -------
  Total                                      16.58%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the Russell Global Sectors ("RGS"). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell changed the name of the Russell 1000(R) Consumer Discretionary and Services Index to the Russell 1000(R) Consumer Discretionary Index. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Consumer Discretionary Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

StrataQuant(R) and StrataQuant(R) Consumer Discretionary Index ("Index") are service/trademarks of ICE Data Indices, LLC or its affiliates ("IDI") and have been licensed for use by First Trust in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by IDI and IDI makes no representations or warranties regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the Index in connection with the trading of the Fund. IDI and its third party suppliers accept no liability in connection with use of the Index or the Fund. See the prospectus for a full copy of the disclaimer.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD) (CONTINUED)

                                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                                   JULY 31, 2010 - JULY 31, 2020

               First Trust                                                                                         Russell 1000(R)
          Consumer Discretionary      StrataQuant(R) Consumer      Russell 1000(R)      S&P 500(R) Consumer           Consumer
             AlphaDEX(R) Fund           Discretionary Index             Index           Discretionary Index      Discretionary Index
7/31/10          $10,000                      $10,000                  $10,000                $10,000                  $10,000
1/31/11           12,314                       12,358                   11,876                 11,952                   12,066
7/31/11           13,475                       13,585                   12,068                 12,850                   12,849
1/31/12           13,196                       13,366                   12,345                 13,523                   13,479
7/31/12           13,063                       13,251                   13,029                 14,378                   14,457
1/31/13           15,612                       15,900                   14,447                 16,723                   16,883
7/31/13           18,572                       18,982                   16,446                 19,942                   19,956
1/31/14           19,658                       20,172                   17,659                 21,298                   21,331
7/31/14           20,869                       21,487                   19,252                 22,473                   22,440
1/31/15           22,495                       23,239                   20,090                 24,069                   23,970
7/31/15           24,321                       25,214                   21,415                 27,795                   27,096
1/31/16           21,145                       21,986                   19,726                 25,941                   24,942
7/31/16           23,754                       24,772                   22,452                 28,776                   27,858
1/31/17           23,761                       24,861                   23,830                 30,215                   29,033
7/31/17           24,964                       26,204                   26,032                 32,777                   31,707
1/31/18           29,432                       30,997                   29,987                 38,975                   37,706
7/31/18           28,502                       30,107                   30,245                 40,480                   38,393
1/31/19           27,530                       29,162                   29,334                 39,642                   37,970
7/31/19           29,394                       31,250                   32,666                 44,219                   42,702
1/31/20           29,685                       31,675                   35,609                 46,284                   45,132
7/31/20           27,219                       29,095                   36,596                 53,752                   51,451

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         146              0               0             0
8/1/16 - 7/31/17         102              0               0             0
8/1/17 - 7/31/18         119              0               0             0
8/1/18 - 7/31/19         158              2               0             0
8/1/19 - 7/31/20         136              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         105              0               0             0
8/1/16 - 7/31/17         150              0               0             0
8/1/17 - 7/31/18         132              0               1             0
8/1/18 - 7/31/19          89              2               0             0
8/1/19 - 7/31/20         117              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)

The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Consumer Staples Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXG."

The Consumer Staples Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the consumer staples sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Consumer Staples Index using the ICB sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                               8.46%      3.03%      11.66%       8.52%       16.07%     201.18%      194.82%
Market Price                      8.35%      3.00%      11.65%       8.51%       15.93%     201.09%      194.57%

INDEX PERFORMANCE
StrataQuant(R) Consumer
   Staples Index                  9.25%      3.72%      12.48%       9.31%       20.02%     224.19%      224.75%
Russell 1000(R) Index            12.03%     11.31%      13.85%       8.36%       70.89%     265.96%      189.26%
S&P 500(R) Consumer
   Staples Index                  8.14%      7.51%      11.89%       9.55%       43.66%     207.51%      234.15%
Russell 1000(R) Consumer
   Staples Index(1)               6.53%      5.45%      11.23%        N/A        30.39%     189.88%        N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 8.46% during the period covered by this report. During the same period, the S&P 500(R) Consumer Staples Index (the "Benchmark") generated a return of 8.14%. The Food Products industry received the greatest allocation in the Fund during the period, with an average weight of 43.9%. However, this industry was a relative non-performer for the Fund and contributed -0.4% to the Fund's overall return. The industry with the greatest contribution to the Fund's return was the Personal Products industry. These investments carried an allocation in the Fund of 4.4% and resulted in a 2.7% contribution to Fund return. Investments in the Chemicals industry caused the most drag on Fund performance. Fortunately, these investments received an allocation of only 0.6%, limiting the drag to the Fund's return to only -0.4%. On a relative basis, the Fund outperformed the Benchmark during the period. The greatest source of outperformance for the Fund versus the Benchmark during the period covered by this report came from investments in the Personal Products industry. The Fund was overweight in this industry and also benefitted from the selection effect, which resulted in 2.1% of outperformance for the Fund. The investments in the Food Products industry, meanwhile, earned significant underperformance for the Fund versus the Benchmark. The Fund maintained a significant overweight in this industry compared to the Benchmark and investments in the Food Products industry led to -3.1% of underperformance for the Fund.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Consumer Staples                             85.14%
Health Care                                   9.25
Consumer Discretionary                        3.93
Materials                                     1.68
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Boston Beer (The) Co., Inc., Class A          5.94%
Grocery Outlet Holding Corp.                  4.24
Energizer Holdings, Inc.                      4.15
Sprouts Farmers Market, Inc.                  4.05
Tyson Foods, Inc., Class A                    4.05
Dollar General Corp.                          3.93
Walgreens Boots Alliance, Inc.                3.78
Nu Skin Enterprises, Inc., Class A            3.69
Pilgrim's Pride Corp.                         3.57
Archer-Daniels-Midland Co.                    3.38
                                            -------
  Total                                      40.78%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Consumer Staples Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

StrataQuant(R) and StrataQuant(R) Consumer Staples Index ("Index") are service/trademarks of ICE Data Indices, LLC or its affiliates ("IDI") and have been licensed for use by First Trust in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by IDI and IDI makes no representations or warranties regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the Index in connection with the trading of the Fund. IDI and its third party suppliers accept no liability in connection with use of the Index or the Fund. See the prospectus for a full copy of the disclaimer.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG) (CONTINUED)

                                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                                  JULY 31, 2010 - JULY 31, 2020

                                                                                             S&P 500(R)         Russell 1000(R)
            First Trust Consumer            StrataQuant(R)           Russell 1000(R)      Consumer Staples      Consumer Staples
          Staples AlphaDEX(R) Fund      Consumer Staples Index            Index                Index                 Index
7/31/10           $10,000                      $10,000                   $10,000              $10,000               $10,000
1/31/11            11,194                       11,244                    11,876               10,897                10,888
7/31/11            13,120                       13,227                    12,068               11,771                12,005
1/31/12            12,677                       12,831                    12,345               12,429                12,509
7/31/12            12,723                       12,967                    13,029               14,086                14,007
1/31/13            14,821                       15,159                    14,447               14,793                14,874
7/31/13            18,306                       18,810                    16,446               16,751                16,901
1/31/14            18,971                       19,562                    17,659               16,725                16,967
7/31/14            21,079                       21,819                    19,252               17,944                18,387
1/31/15            23,844                       24,741                    20,090               20,221                20,660
7/31/15            25,947                       27,010                    21,415               21,406                22,234
1/31/16            24,850                       25,935                    19,726               21,937                22,683
7/31/16            28,334                       29,669                    22,452               23,904                24,781
1/31/17            26,523                       27,863                    23,830               23,347                24,281
7/31/17            27,396                       28,874                    26,032               24,956                25,689
1/31/18            29,705                       31,412                    29,987               26,481                26,493
7/31/18            27,543                       29,238                    30,245               24,810                24,710
1/31/19            27,069                       28,814                    29,334               25,125                24,876
7/31/19            27,770                       29,673                    32,666               28,442                27,211
1/31/20            29,231                       31,348                    35,609               30,589                29,361
7/31/20            30,118                       32,419                    36,596               30,751                28,988

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         164              0               0             0
8/1/16 - 7/31/17         118              0               0             0
8/1/17 - 7/31/18          58              0               0             1
8/1/18 - 7/31/19         114              1               0             0
8/1/19 - 7/31/20          83              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16          87              0               0             0
8/1/16 - 7/31/17         134              0               0             0
8/1/17 - 7/31/18         193              0               0             0
8/1/18 - 7/31/19         135              1               0             0
8/1/19 - 7/31/20         170              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Energy Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXN."

The Energy Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the energy sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Energy Index using the ICB sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                               AVERAGE ANNUAL TOTAL RETURNS          CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                              -38.32%    -16.10%     -7.44%       -7.15%      -58.44%    -53.85%      -62.53%
Market Price                     -38.27%    -16.10%     -7.45%       -7.15%      -58.44%    -53.91%      -62.53%

INDEX PERFORMANCE
StrataQuant(R) Energy Index      -38.14%    -15.70%     -6.93%       -6.61%      -57.42%    -51.24%      -59.52%
Russell 1000(R) Index             12.03%     11.31%     13.85%        8.36%       70.89%    265.96%      189.26%
S&P 500(R) Energy Index          -38.26%     -8.69%     -1.09%       -1.95%      -36.53%    -10.38%      -22.93%
Russell 1000(R) Energy Index(1)  -37.58%     -9.28%     -1.59%        N/A        -38.56%    -14.82%        N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -38.32% during the period covered by this report. During the same period, the S&P 500(R) Energy Index (the "Benchmark") generated a return of -38.26%. During the period covered by this report, the Fund invested 88.8% in the Oil, Gas & Consumable Fuels industry. Investments in this industry generated a -38.8% contribution to the Fund's total return. The Fund also allocated 1.1% to the Semiconductors & Semiconductor Equipment industry, which contributed 2.4% to the Fund's total return. The Fund's and the Benchmark's return were very nearly the same during the period covered by this report. The Fund's performance was 6 basis points (0.06%) worse than that of the Benchmark's, with returns of -38.32% and -38.26%, respectively. The investments in the most heavily weighted industry, Oil, Gas & Consumable Fuels, earned 3.8% of outperformance for the Fund versus the Benchmark. Investments in the Chemicals industry as well as the Energy Equipment & Services industry each caused -0.7% of underperformance for the Fund versus the Benchmark.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Energy                                       83.79%
Information Technology                       13.56
Materials                                     2.65
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Enphase Energy, Inc.                          5.29%
SolarEdge Technologies, Inc.                  5.26
Continental Resources, Inc.                   4.11
Exxon Mobil Corp.                             3.92
WPX Energy, Inc.                              3.90
EOG Resources, Inc.                           3.85
Marathon Oil Corp.                            3.74
ConocoPhillips                                3.71
Cabot Oil & Gas Corp.                         3.63
Pioneer Natural Resources Co.                 3.31
                                            -------
  Total                                      40.72%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell combined the Russell 1000(R) Integrated Oils Index and the Russell 1000(R) Other Energy Index into one index, the Russell 1000(R) Energy Index. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Energy Index because this index did not exist until on or about September 18, 2008.

StrataQuant(R) and StrataQuant(R) Energy Index ("Index") are service/trademarks of ICE Data Indices, LLC or its affiliates ("IDI") and have been licensed for use by First Trust in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by IDI and IDI makes no representations or warranties regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the Index in connection with the trading of the Fund. IDI and its third party suppliers accept no liability in connection with use of the Index or the Fund. See the prospectus for a full copy of the disclaimer.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN) (CONTINUED)

                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       JULY 31, 2010 - JULY 31, 2020

          First Trust Energy      StrataQuant(R)      Russell 1000(R)       S&P 500(R)       Russell 1000(R)
           AlphaDEX(R) Fund        Energy Index            Index           Energy Index       Energy Index
7/31/10        $10,000               $10,000              $10,000            $10,000             $10,000
1/31/11         14,067                14,118               11,876             13,625              13,666
7/31/11         14,869                14,982               12,068             14,241              14,276
1/31/12         12,451                12,592               12,345             13,495              13,388
7/31/12         11,672                11,851               13,029             13,526              13,325
1/31/13         13,890                14,160               14,447             14,969              14,785
7/31/13         14,428                14,749               16,446             16,044              15,838
1/31/14         15,271                15,667               17,659             16,300              16,170
7/31/14         18,077                18,604               19,252             19,001              18,926
1/31/15         13,005                13,403               20,090             15,269              14,999
7/31/15         11,101                11,451               21,415             14,120              13,863
1/31/16          8,558                 8,829               19,726             12,271              11,795
7/31/16          9,694                10,018               22,452             14,408              13,773
1/31/17         10,740                11,142               23,830             15,536              14,883
7/31/17          9,211                 9,591               26,032             14,434              13,709
1/31/18         10,290                10,760               29,987             16,561              15,722
7/31/18         11,648                12,223               30,245             17,281              16,556
1/31/19          9,065                 9,520               29,334             14,518              13,819
7/31/19          7,481                 7,885               32,666             14,518              13,648
1/31/20          6,163                 6,525               35,609             12,992              12,196
7/31/20          4,615                 4,876               36,596              8,962               8,518

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         151              0               0             0
8/1/16 - 7/31/17         141              0               0             0
8/1/17 - 7/31/18          91              0               0             1
8/1/18 - 7/31/19          92              3               2             0
8/1/19 - 7/31/20         107              2               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         100              0               0             0
8/1/16 - 7/31/17         111              0               0             0
8/1/17 - 7/31/18         160              0               0             0
8/1/18 - 7/31/19         151              2               1             0
8/1/19 - 7/31/20         143              0               0             1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Financials Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts ("REITs") that comprise the Financials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXO."

The Financials Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the financial services sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Financials Index using the ICB sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                              -17.56%     3.23%       9.11%       3.81%       17.22%     139.18%       63.97%
Market Price                     -17.56%     3.22%       9.11%       3.81%       17.17%     139.18%       63.96%

INDEX PERFORMANCE
StrataQuant(R) Financials Index  -16.94%     3.93%       9.91%       4.64%       21.28%     157.31%       82.33%
Russell 1000(R) Index             12.03%    11.31%      13.85%       8.36%       70.89%     265.96%      189.26%
S&P 500(R) Financials Index      -12.81%     5.55%       9.38%       0.31%       30.99%     145.12%        4.25%
Russell 1000(R) Financial
   Services Index(1)              -5.99%     7.91%      11.07%        N/A        46.36%     185.75%        N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -17.56% during the period covered by this report. During the same period, the S&P 500(R) Financials Index (the "Benchmark") generated a return of -12.81%. During the period covered by this report, the Fund invested 25.2% into both the Banking and Insurance industries. The Banking industry selections contributed -5.5% to the Fund's return, while the Insurance industry contributed -2.6% to the Fund's return. Investments in the Mortgage Real Estate Investment industry caused the greatest contribution to the Fund's return, with a 2.3% contribution to return. Meanwhile, investments in the Equity Real Estate industry caused the most drag on the Fund with a contribution to the Fund's return of -6.1%. On a relative basis, the Fund underperformed the Benchmark. The greatest source of relative underperformance were investments in the Capital Markets industry, which caused -2.9% of underperformance for the Fund versus the Benchmark. The Fund made up for some of this underperformance with 1.9% of outperformance for the Fund coming from investments in the Mortgage Real Estate Investment industry.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                  100.00%
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
OneMain Holdings, Inc.                        1.85%
Hartford Financial Services Group (The),
   Inc.                                       1.73
First American Financial Corp.                1.68
Equitable Holdings, Inc.                      1.68
Fidelity National Financial, Inc.             1.67
Virtu Financial, Inc., Class A                1.66
Jefferies Financial Group, Inc.               1.65
Unum Group                                    1.64
MetLife, Inc.                                 1.64
MarketAxess Holdings, Inc.                    1.63
                                            -------
  Total                                      16.83%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Financial Services Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

StrataQuant(R) and StrataQuant(R) Financials Index ("Index") are service/trademarks of ICE Data Indices, LLC or its affiliates ("IDI") and have been licensed for use by First Trust in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by IDI and IDI makes no representations or warranties regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the Index in connection with the trading of the Fund. IDI and its third party suppliers accept no liability in connection with use of the Index or the Fund. See the prospectus for a full copy of the disclaimer.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO) (CONTINUED)

                                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                                 JULY 31, 2010 - JULY 31, 2020

          First Trust Financials       StrataQuant(R)       Russell 1000(R)         S&P 500(R)             Russell 1000(R)
             AlphaDEX(R) Fund         Financials Index           Index           Financials Index      Financial Services Index
7/31/10          $10,000                  $10,000               $10,000              $10,000                   $10,000
1/31/11           11,520                   11,570                11,876               11,222                    11,241
7/31/11           11,025                   11,118                12,068               10,196                    10,465
1/31/12           11,116                   11,260                12,345                9,786                    10,208
7/31/12           11,529                   11,723                13,029               10,310                    10,861
1/31/13           13,662                   13,951                14,447               12,355                    12,839
7/31/13           16,076                   16,476                16,446               14,685                    15,045
1/31/14           16,987                   17,476                17,659               15,241                    15,761
7/31/14           17,837                   18,417                19,252               16,360                    16,839
1/31/15           18,598                   19,271                20,090               16,960                    17,710
7/31/15           20,402                   21,216                21,415               18,716                    19,525
1/31/16           17,995                   18,763                19,726               16,352                    17,311
7/31/16           20,448                   21,401                22,452               18,010                    19,253
1/31/17           23,325                   24,496                23,830               22,080                    22,122
7/31/17           25,354                   26,708                26,032               23,950                    24,179
1/31/18           28,100                   29,707                29,987               28,659                    28,067
7/31/18           28,159                   29,871                30,245               27,177                    27,682
1/31/19           26,635                   28,338                29,334               25,479                    26,808
7/31/19           29,012                   30,978                32,666               28,115                    30,395
1/31/20           29,949                   32,094                35,609               30,128                    32,724
7/31/20           23,918                   25,731                36,596               24,512                    28,575

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         151              0               0             0
8/1/16 - 7/31/17         152              0               0             0
8/1/17 - 7/31/18         139              0               0             1
8/1/18 - 7/31/19         120              3               0             0
8/1/19 - 7/31/20         123              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         100              0               0             0
8/1/16 - 7/31/17         100              0               0             0
8/1/17 - 7/31/18         112              0               0             1
8/1/18 - 7/31/19         125              1               1             1
8/1/19 - 7/31/20         130              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Health Care Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXH."

The Health Care Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the health care sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Health Care Index using the ICB sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                              22.75%      6.47%      16.10%       12.58%      36.84%     344.88%      379.58%
Market Price                     22.74%      6.46%      16.10%       12.58%      36.76%     344.84%      379.53%

INDEX PERFORMANCE
StrataQuant(R) Health Care Index 23.61%      7.18%      16.90%       13.39%      41.41%     376.49%      427.40%
Russell 1000(R) Index            12.03%     11.31%      13.85%        8.36%      70.89%     265.96%      189.26%
S&P 500(R) Health Care Index     18.77%      8.68%      16.18%       10.45%      51.60%     347.88%      272.50%
Russell 1000(R) Health Care
   Index(1)                      20.38%      9.08%      16.80%        N/A        54.41%     372.66%        N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 22.75% during the period covered by this report. During the same period, the S&P 500(R) Health Care Index (the "Benchmark") generated a return of 18.77%. During the period covered by this report, the Fund allocated a similar weighting to three industries. The Health Care Equipment & Supplies industry received an allocation of 25.8%; the Health Care Providers & Services industry received an allocation of 25.1%; and the Biotechnology industry received a 21.1% allocation. The industry with the greatest contribution to the Fund's performance was the Health Care Equipment & Supplies industry. This industry's 25.8% allocation caused a 7.7% contribution to the Fund's return. The only industry with a negative contribution to the Fund's return was investments in the Health Care Technology industry. This industry received a weight of only 1.8% in the Fund and contributed -0.2% to the Fund's return. On a relative basis, the Fund outperformed the Benchmark. Outperformance of 3.8% came from the Health Care Equipment & Supplies industry, which was the industry with the greatest allocation. Multiple industries caused minimal underperformance, with the most significant coming from the Health Care Technology industry, which caused -0.5% of underperformance for the Fund versus the Benchmark.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Health Care                                 100.00%
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Quidel Corp.                                  2.34%
West Pharmaceutical Services, Inc.            2.19
Universal Health Services, Inc., Class B      2.19
Bio-Rad Laboratories, Inc., Class A           2.15
Charles River Laboratories International,
   Inc.                                       2.11
Horizon Therapeutics PLC                      2.04
DexCom, Inc.                                  1.99
Tandem Diabetes Care, Inc.                    1.95
Biogen, Inc.                                  1.90
Regeneron Pharmaceuticals, Inc.               1.88
                                            -------
  Total                                      20.74%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Health Care Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

StrataQuant(R) and StrataQuant(R) Health Care Index ("Index") are service/trademarks of ICE Data Indices, LLC or its affiliates ("IDI") and have been licensed for use by First Trust in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by IDI and IDI makes no representations or warranties regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the Index in connection with the trading of the Fund. IDI and its third party suppliers accept no liability in connection with use of the Index or the Fund. See the prospectus for a full copy of the disclaimer.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH) (CONTINUED)

                                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                               JULY 31, 2010 - JULY 31, 2020

          First Trust Health Care       StrataQuant(R)        Russell 1000(R)         S&P 500(R)           Russell 1000(R)
             AlphaDEX(R) Fund          Health Care Index           Index           Health Care Index      Health Care Index
7/31/10           $10,000                   $10,000               $10,000               $10,000                $10,000
1/31/11            12,236                    12,289                11,876                11,188                 11,326
7/31/11            13,267                    13,377                12,068                12,193                 12,316
1/31/12            13,305                    13,470                12,345                12,939                 13,011
7/31/12            13,954                    14,156                13,029                14,074                 14,188
1/31/13            16,574                    16,879                14,447                15,900                 16,132
7/31/13            19,883                    20,333                16,446                19,088                 19,453
1/31/14            23,348                    23,958                17,659                21,125                 21,648
7/31/14            24,810                    25,532                19,252                23,178                 23,678
1/31/15            28,574                    29,500                20,090                26,551                 27,282
7/31/15            32,514                    33,695                21,415                29,542                 30,610
1/31/16            25,039                    26,019                19,726                25,908                 26,355
7/31/16            28,742                    29,961                22,452                29,545                 30,174
1/31/17            27,799                    29,059                23,830                27,894                 28,645
7/31/17            31,249                    32,776                26,032                31,911                 32,718
1/31/18            34,621                    36,431                29,987                35,520                 36,363
7/31/18            35,864                    37,870                30,245                36,159                 37,301
1/31/19            34,885                    36,953                29,334                37,175                 38,323
7/31/19            36,242                    38,550                32,666                37,707                 39,262
1/31/20            38,609                    41,206                35,609                41,673                 43,066
7/31/20            44,488                    47,649                36,596                44,788                 47,266

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         136              0               0             0
8/1/16 - 7/31/17         146              0               0             0
8/1/17 - 7/31/18          93              0               0             0
8/1/18 - 7/31/19         147              3               0             0
8/1/19 - 7/31/20         133              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         115              0               0             0
8/1/16 - 7/31/17         106              0               0             0
8/1/17 - 7/31/18         158              0               0             1
8/1/18 - 7/31/19          98              3               0             0
8/1/19 - 7/31/20         120              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Industrials Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXR."

The Industrials Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the industrials and producer durables sectors that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Industrials Index using the ICB sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                               -6.30%     6.82%      10.77%       6.08%       39.10%     178.01%      118.37%
Market Price                      -6.28%     6.81%      10.78%       6.08%       39.02%     178.30%      118.32%

INDEX PERFORMANCE
StrataQuant(R) Industrials Index  -5.67%     7.56%      11.55%       6.85%       43.95%     198.37%      140.13%
Russell 1000(R) Index             12.03%    11.31%      13.85%       8.36%       70.89%     265.96%      189.26%
S&P 500(R) Industrials Index      -5.70%     7.60%      11.14%       6.76%       44.24%     187.46%      137.53%
Russell 1000(R) Producer
   Durables Index(1)              -5.57%     8.19%      11.75%        N/A        48.25%     203.83%        N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -6.30% during the period covered by this report. During the same period, the S&P 500(R) Industrials Index (the "Benchmark") generated a return of -5.70%. During the period covered by this report, the Machinery and the Aerospace & Defense industries received the largest allocations of the Fund's portfolio with weights of 19.1% and 11.0%, respectively. The Fund's allocation to the IT Services industry generated the largest contribution to the Fund's return at 5.0%. The allocation to the Airlines industry generated the largest negative contribution to the Fund's return at -7.7%. On a relative basis, the Fund underperformed the Benchmark. The greatest source of the Fund's underperformance came from the Airlines industry which caused -2.5% of underperformance for the Fund versus the Benchmark. The Fund's allocation to the IT Services industry partially offset the negative performance by adding 2.4% of outperformance for the Fund relative to the Benchmark.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Industrials                                  71.35%
Information Technology                       15.79
Materials                                     9.47
Financials                                    2.12
Utilities                                     1.27
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Generac Holdings, Inc.                        1.73%
Square, Inc., Class A                         1.66
PACCAR, Inc.                                  1.52
Berry Global Group, Inc.                      1.51
PayPal Holdings, Inc.                         1.51
Oshkosh Corp.                                 1.47
J.B. Hunt Transport Services, Inc.            1.44
Trex Co., Inc.                                1.44
Textron, Inc.                                 1.42
Snap-on, Inc.                                 1.41
                                            -------
  Total                                      15.11%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Producer Durables Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

StrataQuant(R) and StrataQuant(R) Industrials Index ("Index") are service/trademarks of ICE Data Indices, LLC or its affiliates ("IDI") and have been licensed for use by First Trust in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by IDI and IDI makes no representations or warranties regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the Index in connection with the trading of the Fund. IDI and its third party suppliers accept no liability in connection with use of the Index or the Fund. See the prospectus for a full copy of the disclaimer.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR) (CONTINUED)

                                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                               JULY 31, 2010 - JULY 31, 2020

          First Trust Industrials/                                                                          Russell 1000(R)
             Producer Durables           StrataQuant(R)        Russell 1000(R)         S&P 500(R)          Producer Durables
              AlphaDEX(R) Fund          Industrials Index           Index           Industrials Index            Index
7/31/10           $10,000                    $10,000               $10,000               $10,000                $10,000
1/31/11            12,318                     12,368                11,876                12,080                 12,205
7/31/11            11,769                     11,856                12,068                11,639                 11,771
1/31/12            12,158                     12,306                12,345                12,316                 12,377
7/31/12            11,684                     11,868                13,029                12,413                 12,405
1/31/13            13,948                     14,222                14,447                14,031                 14,225
7/31/13            16,114                     16,489                16,446                15,972                 16,261
1/31/14            18,586                     19,096                17,659                17,847                 18,226
7/31/14            19,730                     20,347                19,252                18,643                 19,027
1/31/15            19,797                     20,485                20,090                19,774                 20,151
7/31/15            19,987                     20,729                21,415                19,931                 20,496
1/31/16            16,589                     17,252                19,726                18,852                 19,141
7/31/16            19,820                     20,691                22,452                22,016                 22,276
1/31/17            23,166                     24,320                23,830                24,107                 24,604
7/31/17            24,341                     25,638                26,032                26,045                 26,695
1/31/18            28,990                     30,638                29,987                30,296                 31,378
7/31/18            28,619                     30,340                30,245                29,430                 30,662
1/31/19            26,681                     28,347                29,334                27,796                 29,074
7/31/19            29,669                     31,630                32,666                30,484                 32,176
1/31/20            30,922                     33,075                35,609                32,130                 33,840
7/31/20            27,801                     29,837                36,596                28,746                 30,383

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         153              0               0             0
8/1/16 - 7/31/17         172              0               0             0
8/1/17 - 7/31/18         146              0               0             0
8/1/18 - 7/31/19         142              3               0             1
8/1/19 - 7/31/20         102              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16          98              0               0             0
8/1/16 - 7/31/17          80              0               0             0
8/1/17 - 7/31/18         105              0               1             0
8/1/18 - 7/31/19         103              2               0             0
8/1/19 - 7/31/20         151              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Materials Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXZ."

The Materials Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the materials and processing sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Materials Index using the ICB sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                              -4.78%      4.63%       7.58%       5.97%       25.41%     107.59%      115.28%
Market Price                     -4.70%      4.64%       7.58%       5.97%       25.45%     107.59%      115.28%

INDEX PERFORMANCE
StrataQuant(R) Materials Index   -4.06%      5.37%       8.38%       6.75%       29.90%     123.58%      137.40%
Russell 1000(R) Index            12.03%     11.31%      13.85%       8.36%       70.89%     265.96%      189.26%
S&P 500(R) Materials Index        6.28%      7.99%       9.33%       5.62%       46.90%     143.92%      106.09%
Russell 1000(R) Materials and
   Processing Index(1)            5.70%      8.40%       9.95%        N/A        49.64%     158.14%        N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -4.78% during the period covered by this report. During the same period, the S&P 500(R) Materials Index (the "Benchmark") generated a return of 6.28%. During the period covered by this report, the Chemicals industry received the largest allocation in the Fund with a weight of 42.6%. The largest contribution to the Fund's return was generated by the 20.4% allocation to the Metals & Mining industry, which provided a 4.2% contribution to the Fund's return. The Fund's allocation to the Containers & Packaging industry provided a -4.5% contribution to the Fund's return, which was the largest negative contribution to the Fund. On a relative basis, the Fund underperformed the Benchmark. The largest source of this underperformance was due to the Fund's allocation to the Metals & Mining industry where the Fund's 3.5% contribution from allocation effect was more than offset by the Fund's security selection effect within the industry, resulting in -3.4% of underperformance for the Fund compared to the Benchmark. The Fund's relative underperformance was partially offset by the allocation to the Containers & Packaging industry which resulted in 2.0% of relative outperformance.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Materials                                    84.51%
Industrials                                  15.49
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Scotts Miracle-Gro (The) Co.                  5.44%
Eastman Chemical Co.                          4.94
Steel Dynamics, Inc.                          4.84
Reliance Steel & Aluminum Co.                 4.77
Westlake Chemical Corp.                       4.68
Timken (The) Co.                              4.63
LyondellBasell Industries N.V.,
   Class A                                    4.38
Newmont Corp.                                 4.13
CF Industries Holdings, Inc.                  4.11
Fastenal Co.                                  4.05
                                            -------
  Total                                      45.97%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Materials and Processing Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

StrataQuant(R) and StrataQuant(R) Materials Index ("Index") are service/trademarks of ICE Data Indices, LLC or its affiliates ("IDI") and have been licensed for use by First Trust in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by IDI and IDI makes no representations or warranties regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the Index in connection with the trading of the Fund. IDI and its third party suppliers accept no liability in connection with use of the Index or the Fund. See the prospectus for a full copy of the disclaimer.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ) (CONTINUED)

                                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                                JULY 31, 2010 - JULY 31, 2020

          First Trust Materials      StrataQuant(R)       Russell 1000(R)        S&P 500(R)         Russell 1000(R) Materials
            AlphaDEX(R) Fund         Materials Index           Index           Materials Index        and Processing Index
7/31/10          $10,000                 $10,000              $10,000              $10,000                   $10,000
1/31/11           12,281                  12,329               11,876               12,478                    12,528
7/31/11           12,313                  12,414               12,068               12,510                    12,705
1/31/12           12,165                  12,330               12,345               12,527                    12,852
7/31/12           11,725                  11,929               13,029               11,859                    12,218
1/31/13           14,243                  14,556               14,447               13,454                    14,088
7/31/13           14,703                  15,080               16,446               14,081                    14,816
1/31/14           16,489                  16,978               17,659               15,526                    16,279
7/31/14           17,310                  17,883               19,252               17,336                    17,766
1/31/15           16,069                  16,646               20,090               17,064                    17,439
7/31/15           16,554                  17,212               21,415               16,601                    17,249
1/31/16           14,172                  14,778               19,726               14,251                    15,062
7/31/16           18,785                  19,662               22,452               17,996                    19,150
1/31/17           20,780                  21,821               23,830               19,455                    20,833
7/31/17           21,418                  22,569               26,032               20,619                    22,044
1/31/18           25,252                  26,709               29,987               23,979                    25,522
7/31/18           24,244                  25,734               30,245               22,977                    24,583
1/3/119           21,000                  22,355               29,334               20,718                    22,105
7/31/19           21,803                  23,300               32,667               22,944                    24,419
1/31/20           21,188                  22,734               35,610               22,957                    24,532
7/31/20           20,759                  22,358               36,596               24,392                    25,814

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         147              0               0             0
8/1/16 - 7/31/17         162              0               0             0
8/1/17 - 7/31/18         114              0               0             0
8/1/18 - 7/31/19          76              4               0             0
8/1/19 - 7/31/20          82              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         104              0               0             0
8/1/16 - 7/31/17          90              0               0             0
8/1/17 - 7/31/18         137              0               0             1
8/1/18 - 7/31/19         169              2               0             0
8/1/19 - 7/31/20         171              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Technology Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXL."

The Technology Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the technology sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Technology Index using the ICB sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                              29.33%     21.30%      17.79%       12.33%      162.58%    414.06%      365.74%
Market Price                     29.28%     21.28%      17.78%       12.33%      162.37%    413.66%      365.63%

INDEX PERFORMANCE
StrataQuant(R) Technology Index  30.27%     21.94%      18.56%       13.14%      169.65%    448.59%      411.89%
Russell 1000(R) Index            12.03%     11.31%      13.85%        8.36%       70.89%    265.96%      189.26%
S&P 500(R) Information
   Technology Index              38.91%     24.03%      20.31%       14.62%      193.54%    535.21%      507.87%
Russell 1000(R) Technology
   Index(1)                      39.99%     23.51%      19.50%        N/A        187.44%    493.61%        N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 29.33% during the period covered by this report. During the same period, the S&P 500(R) Information Technology Index (the "Benchmark") generated a return of 38.91%. During the period covered by this report, the Software industry received the largest allocation to the Fund's portfolio with a 36.7% weight. This industry also made the largest contribution to the Fund's return at 20.9%. The allocation to the Communications Equipment industry caused a -1.0% contribution to the Fund's return, which was the largest negative contribution to the Fund during the period. On a relative basis, the Fund underperformed the Benchmark. The largest source of underperformance came from the Technology Hardware, Storage & Peripherals industry which generated a -10.8% drag on performance compared to the Benchmark. This underperformance was partially offset by the Fund's allocation to the IT Services industry which generated 4.2% of outperformance relative to the Benchmark.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       90.38%
Communication Services                        6.95
Health Care                                   1.40
Consumer Discretionary                        1.27
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
IAC/InterActiveCorp                           1.99%
Twilio, Inc., Class A                         1.96
DocuSign, Inc.                                1.95
Zscaler, Inc.                                 1.84
Globant S.A.                                  1.79
Fastly, Inc., Class A                         1.76
Crowdstrike Holdings, Inc., Class A           1.75
Inphi Corp.                                   1.72
Coupa Software, Inc.                          1.72
Okta, Inc.                                    1.71
                                            -------
  Total                                      18.19%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Technology Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

StrataQuant(R) and StrataQuant(R) Technology Index ("Index") are service/trademarks of ICE Data Indices, LLC or its affiliates ("IDI") and have been licensed for use by First Trust in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by IDI and IDI makes no representations or warranties regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the Index in connection with the trading of the Fund. IDI and its third party suppliers accept no liability in connection with use of the Index or the Fund. See the prospectus for a full copy of the disclaimer.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL) (CONTINUED)

                                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                               JULY 31, 2010 - JULY 31, 2020

          First Trust Technology       StrataQuant(R)      Russell 1000(R)      S&P 500(R) Information      Russell 1000(R)
             AlphaDEX(R) Fund         Technology Index          Index              Technology Index         Technology Index
7/31/10          $10,000                  $10,000              $10,000                 $10,000                  $10,000
1/31/11           13,099                   13,154               11,876                  11,981                   12,062
7/31/11           12,039                   12,141               12,068                  11,920                   11,879
1/31/12           12,193                   12,350               12,345                  12,670                   12,604
7/31/12           11,581                   11,774               13,029                  13,475                   13,131
1/31/13           12,679                   12,944               14,447                  13,700                   13,218
7/31/13           14,424                   14,782               16,446                  14,976                   14,423
1/31/14           16,607                   17,089               17,659                  16,923                   16,385
7/31/14           17,682                   18,258               19,252                  19,187                   18,641
1/31/15           18,670                   19,339               20,090                  20,049                   19,359
7/31/15           19,578                   20,344               21,415                  21,639                   20,654
1/31/16           16,997                   17,722               19,726                  21,020                   19,811
7/31/16           19,659                   20,566               22,452                  23,754                   22,541
1/31/17           22,368                   23,390               23,830                  26,256                   25,037
7/31/17           25,699                   26,955               26,032                  30,756                   29,153
1/31/18           31,669                   33,330               29,987                  37,574                   35,493
7/31/18           32,264                   34,070               30,245                  39,513                   37,261
1/31/19           33,777                   35,671               29,334                  37,233                   35,581
7/31/19           39,749                   42,113               32,667                  45,726                   42,409
1/31/20           42,146                   44,829               35,610                  54,391                   50,025
7/31/20           51,406                   54,859               36,596                  63,521                   59,361

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         140              0               0             0
8/1/16 - 7/31/17         168              0               0             0
8/1/17 - 7/31/18         180              1               0             0
8/1/18 - 7/31/19         162              4               0             0
8/1/19 - 7/31/20         129              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         111              0               0             0
8/1/16 - 7/31/17          84              0               0             0
8/1/17 - 7/31/18          71              0               0             0
8/1/18 - 7/31/19          82              3               0             0
8/1/19 - 7/31/20         124              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)

The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Utilities Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXU."

The Utilities Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the utilities sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Utilities Index using the ICB sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                              -0.70%      6.87%       9.20%       5.68%       39.38%     141.16%      107.78%
Market Price                     -0.67%      6.87%       9.19%       5.68%       39.38%     141.00%      107.76%

INDEX PERFORMANCE
StrataQuant(R) Utilities Index   -0.25%      7.54%      10.03%       6.51%       43.85%     159.98%      130.40%
Russell 1000(R) Index            12.03%     11.31%      13.85%       8.36%       70.89%     265.96%      189.26%
S&P 500(R) Utilities Index        5.83%     10.54%      11.34%       6.81%       65.01%     192.75%      139.16%
Russell 1000(R) Utilities
   Index(1)                       3.30%      8.56%      10.29%        N/A        50.78%     166.34%        N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -0.70% during the period covered by this report. During the same period, the benchmark S&P 500(R) Utilities Index (the "Benchmark") generated a return of 5.83%. During the period covered by this report, the Electric Utilities industry received the largest allocation to the Fund's portfolio with a 43.8% weight. The Fund's allocation to the Commercial Services & Supplies industry provided a 2.0% contribution to the Fund's return, which was the largest contributor to the Fund's return. The Fund's allocation to the Wireless Telecommunication Services industry provided the largest negative contribution to the Fund's return at -5.0%. On a relative basis, the Fund underperformed the Benchmark. The Fund's allocation to the Electric Utilities industry generated -3.2% of relative underperformance which was the largest source of relative underperformance during the period covered by this report. The Fund's allocation to the Multi-Utilities industry reduced some of the Fund's relative underperformance by generating 0.8% of outperformance compared to the Benchmark.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Utilities                                    94.40%
Industrials                                   5.60
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Avangrid, Inc.                                4.63%
Pinnacle West Capital Corp.                   4.42
Exelon Corp.                                  4.15
Duke Energy Corp.                             4.14
UGI Corp.                                     4.09
NRG Energy, Inc.                              4.05
PPL Corp.                                     4.02
Vistra Corp.                                  3.91
Public Service Enterprise Group, Inc.         3.55
Entergy Corp.                                 3.50
                                            -------
  Total                                      40.46%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Utilities Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

StrataQuant(R) and StrataQuant(R) Utilities Index ("Index") are service/trademarks of ICE Data Indices, LLC or its affiliates ("IDI") and have been licensed for use by First Trust in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by IDI and IDI makes no representations or warranties regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the Index in connection with the trading of the Fund. IDI and its third party suppliers accept no liability in connection with use of the Index or the Fund. See the prospectus for a full copy of the disclaimer.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU) (CONTINUED)

                                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                           JULY 31, 2010 - JULY 31, 2020

          First Trust Utilities      StrataQuant(R)       Russell 1000(R)        S&P 500(R)         Russell 1000(R)
            AlphaDEX(R) Fund         Utilities Index           Index           Utilities Index      Utilities Index
7/31/10          $10,000                 $10,000              $10,000              $10,000              $10,000
1/31/11           11,139                  11,183               11,876               10,681               11,108
7/31/11           11,703                  11,797               12,068               11,409               11,748
1/31/12           11,616                  11,757               12,345               12,202               12,139
7/31/12           12,480                  12,688               13,029               13,611               14,233
1/31/13           12,996                  13,258               14,447               13,451               14,122
7/31/13           14,466                  14,888               16,446               14,701               15,466
1/31/14           14,877                  15,377               17,659               14,957               15,568
7/31/14           16,359                  16,976               19,252               16,062               16,977
1/31/15           18,461                  19,217               20,090               19,173               18,235
7/31/15           17,301                  18,069               21,415               17,741               17,667
1/31/16           17,481                  18,326               19,726               18,699               18,704
7/31/16           21,221                  22,338               22,452               21,840               22,025
1/31/17           21,378                  22,581               23,830               20,982               21,325
7/31/17           21,978                  23,290               26,032               23,086               22,221
1/31/18           20,774                  22,084               29,987               22,518               22,318
7/31/18           21,738                  23,201               30,245               23,739               22,475
1/31/19           23,110                  24,753               29,334               25,013               23,513
7/31/19           24,284                  26,060               32,667               27,662               25,789
1/31/20           25,381                  27,322               35,610               32,592               29,502
7/31/20           24,116                  25,998               36,596               29,275               26,634

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         173              0               0             0
8/1/16 - 7/31/17         119              0               0             0
8/1/17 - 7/31/18          73              0               0             0
8/1/18 - 7/31/19         158              4               0             0
8/1/19 - 7/31/20         122              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16          78              0               0             0
8/1/16 - 7/31/17         133              0               0             0
8/1/17 - 7/31/18         178              0               0             1
8/1/18 - 7/31/19          88              1               0             0
8/1/19 - 7/31/20         131              0               0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period May 8, 2007 (inception) to May 10, 2007 (the first day of secondary market trading) the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
UNDERSTANDING YOUR FUND EXPENSES
JULY 31, 2020 (UNAUDITED)

As a shareholder of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund or First Trust Utilities AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2020.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING            ENDING         BASED ON THE       DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                 FEBRUARY 1, 2020     JULY 31, 2020        PERIOD          PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)
Actual                                              $1,000.00           $  917.00           0.62%             $2.96
Hypothetical (5% return before expenses)            $1,000.00           $1,021.78           0.62%             $3.12

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)
Actual                                              $1,000.00           $1,030.50           0.64%             $3.23
Hypothetical (5% return before expenses)            $1,000.00           $1,021.68           0.64%             $3.22

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)
Actual                                              $1,000.00           $  748.50           0.63%             $2.74
Hypothetical (5% return before expenses)            $1,000.00           $1,021.73           0.63%             $3.17

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)
Actual                                              $1,000.00           $  798.70           0.63%             $2.82
Hypothetical (5% return before expenses)            $1,000.00           $1,021.73           0.63%             $3.17

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)
Actual                                              $1,000.00           $1,152.30           0.61%             $3.26
Hypothetical (5% return before expenses)            $1,000.00           $1,021.83           0.61%             $3.07

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JULY 31, 2020 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING            ENDING         BASED ON THE       DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                 FEBRUARY 1, 2020     JULY 31, 2020        PERIOD          PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)
Actual                                              $1,000.00           $  899.00           0.65%             $3.07
Hypothetical (5% return before expenses)            $1,000.00           $1,021.63           0.65%             $3.27

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)
Actual                                              $1,000.00           $  979.80           0.68%             $3.35
Hypothetical (5% return before expenses)            $1,000.00           $1,021.48           0.68%             $3.42

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)
Actual                                              $1,000.00           $1,219.70           0.61%             $3.37
Hypothetical (5% return before expenses)            $1,000.00           $1,021.83           0.61%             $3.07

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)
Actual                                              $1,000.00           $  950.00           0.62%             $3.01
Hypothetical (5% return before expenses)            $1,000.00           $1,021.78           0.62%             $3.12


(a) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2020 through July 31, 2020), multiplied by 182/366 (to reflect the six-month period).

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AIRLINES -- 6.5%
      356,849  Alaska Air Group, Inc.         $    12,289,880
      255,910  Copa Holdings S.A., Class A         10,604,910
      461,287  Delta Air Lines, Inc.               11,518,336
      910,090  JetBlue Airways Corp. (a)            9,410,331
      290,225  Southwest Airlines Co.               8,965,050
      286,627  United Airlines Holdings,
                  Inc. (a)                          8,994,355
                                              ---------------
                                                   61,782,862
                                              ---------------
               AUTO COMPONENTS -- 4.4%
      127,305  Aptiv PLC                            9,897,964
      366,549  BorgWarner, Inc.                    13,415,693
      301,256  Gentex Corp.                         8,130,900
       90,987  Lear Corp.                          10,043,145
                                              ---------------
                                                   41,487,702
                                              ---------------
               AUTOMOBILES -- 4.6%
      815,792  Ford Motor Co.                       5,392,385
      392,090  General Motors Co.                   9,759,120
      326,603  Harley-Davidson, Inc.                8,501,476
       11,982  Tesla, Inc. (a)                     17,143,367
       23,284  Thor Industries, Inc.                2,654,143
                                              ---------------
                                                   43,450,491
                                              ---------------
               BUILDING PRODUCTS -- 0.6%
       77,580  Fortune Brands Home &
                  Security, Inc.                    5,934,870
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.5%
       59,571  Copart, Inc. (a)                     5,554,995
       64,305  IAA, Inc. (a)                        2,787,622
      117,012  Rollins, Inc.                        6,131,429
                                              ---------------
                                                   14,474,046
                                              ---------------
               DISTRIBUTORS -- 2.4%
       28,523  Genuine Parts Co.                    2,571,349
      296,317  LKQ Corp. (a)                        8,353,176
       36,483  Pool Corp.                          11,554,166
                                              ---------------
                                                   22,478,691
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 4.8%
      192,368  Chegg, Inc. (a)                     15,576,037
      111,887  frontdoor, Inc. (a)                  4,698,695
       37,760  Graham Holdings Co., Class B        15,042,451
       85,750  Grand Canyon Education,
                  Inc. (a)                          7,609,455
       63,764  Service Corp. International          2,764,807
                                              ---------------
                                                   45,691,445
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 0.5%
       75,306  Dolby Laboratories, Inc.,
                  Class A                           5,241,297
                                              ---------------
               ENTERTAINMENT -- 6.0%
       32,670  Activision Blizzard, Inc.            2,699,522
       58,792  Electronic Arts, Inc. (a)            8,326,123
       17,065  Netflix, Inc. (a)                    8,342,737


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               ENTERTAINMENT (CONTINUED)
       50,117  Spotify Technology S.A. (a)    $    12,921,165
       55,619  Take-Two Interactive Software,
                  Inc. (a)                          9,122,629
       22,247  Walt Disney (The) Co.                2,601,564
    1,356,294  Zynga, Inc., Class A (a)            13,332,370
                                              ---------------
                                                   57,346,110
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 1.4%
       25,611  Costco Wholesale Corp.               8,337,149
       41,414  Walmart, Inc.                        5,358,971
                                              ---------------
                                                   13,696,120
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 11.0%
      219,764  Aramark                              4,641,416
      788,015  Carnival Corp. (b)                  10,937,648
        9,430  Chipotle Mexican Grill,
                  Inc. (a)                         10,893,159
       31,435  Choice Hotels International,
                  Inc.                              2,641,797
       65,462  Darden Restaurants, Inc.             4,968,566
       13,424  Domino's Pizza, Inc.                 5,189,853
      693,780  Extended Stay America, Inc.          7,916,030
      257,286  Hyatt Hotels Corp., Class A         12,349,728
      108,917  Las Vegas Sands Corp.                4,753,138
      770,181  MGM Resorts International           12,392,212
       40,949  Planet Fitness, Inc.,
                  Class A (a)                       2,137,538
       98,604  Royal Caribbean Cruises Ltd.         4,803,001
      129,098  Six Flags Entertainment Corp.        2,245,014
       33,707  Starbucks Corp.                      2,579,597
      356,453  Wendy's (The) Co.                    8,262,580
       88,004  Wyndham Destinations, Inc.           2,340,906
       58,192  Wyndham Hotels & Resorts,
                  Inc.                              2,569,759
       51,593  Yum China Holdings, Inc.             2,643,625
                                              ---------------
                                                  104,265,567
                                              ---------------
               HOUSEHOLD DURABLES -- 11.2%
      178,896  D.R. Horton, Inc.                   11,835,759
       50,866  Garmin Ltd.                          5,014,879
      141,106  Leggett & Platt, Inc.                5,656,940
      160,989  Lennar Corp., Class A               11,647,554
      127,153  Mohawk Industries, Inc. (a)         10,153,167
        2,382  NVR, Inc. (a)                        9,361,617
      380,220  PulteGroup, Inc.                    16,577,592
      137,867  Tempur Sealy International,
                  Inc. (a)                         11,160,334
      397,032  Toll Brothers, Inc.                 15,166,622
       59,930  Whirlpool Corp.                      9,775,782
                                              ---------------
                                                  106,350,246
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.5%
      142,779  Reynolds Consumer Products,
                  Inc.                              4,863,053
                                              ---------------
               INTERACTIVE MEDIA & SERVICES
                  -- 0.6%
      260,917  TripAdvisor, Inc.                    5,278,351
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 5.7%
        3,603  Amazon.com, Inc. (a)                11,402,342
      148,021  eBay, Inc.                           8,182,601


                        See Notes to Financial Statements                Page 25

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INTERNET & DIRECT MARKETING
                  RETAIL (CONTINUED)
      121,805  Etsy, Inc. (a)                 $    14,419,276
       30,169  Expedia Group, Inc.                  2,443,990
       65,478  Wayfair, Inc., Class A (a)          17,423,041
                                              ---------------
                                                   53,871,250
                                              ---------------
               IT SERVICES -- 0.2%
      307,696  Sabre Corp.                          2,326,182
                                              ---------------
               LEISURE PRODUCTS -- 1.4%
       33,086  Hasbro, Inc.                         2,407,337
      107,182  Polaris, Inc.                       11,107,271
                                              ---------------
                                                   13,514,608
                                              ---------------
               MEDIA -- 6.6%
      613,229  Discovery, Inc., Class A (a)        12,939,132
      289,471  Fox Corp., Class A                   7,459,668
      289,048  Interpublic Group of (The)
                  Cos., Inc.                        5,217,316
      225,348  Liberty Media Corp.-Liberty
                  SiriusXM, Class C (a)             7,884,926
       92,763  Nexstar Media Group, Inc.,
                  Class A                           8,130,677
       90,842  Omnicom Group, Inc.                  4,880,941
      844,977  SiriusXM Holdings, Inc.              4,968,465
      425,386  ViacomCBS, Inc., Class B            11,089,813
                                              ---------------
                                                   62,570,938
                                              ---------------
               MULTILINE RETAIL -- 3.4%
       53,518  Dollar Tree, Inc. (a)                4,995,905
      477,608  Kohl's Corp.                         9,093,656
      160,104  Nordstrom, Inc. (b)                  2,191,824
      101,594  Ollie's Bargain Outlet
                  Holdings, Inc. (a)               10,677,530
       41,364  Target Corp.                         5,206,900
                                              ---------------
                                                   32,165,815
                                              ---------------
               PERSONAL PRODUCTS -- 0.3%
       13,137  Estee Lauder (The) Cos., Inc.,
                  Class A                           2,595,083
                                              ---------------
               ROAD & RAIL -- 1.4%
       32,831  AMERCO                              10,431,393
       79,795  Uber Technologies, Inc. (a)          2,414,597
                                              ---------------
                                                   12,845,990
                                              ---------------
               SOFTWARE -- 2.8%
      261,331  2U, Inc. (a)                        12,307,383
       31,836  Trade Desk (The), Inc.,
                  Class A (a)                      14,368,224
                                              ---------------
                                                   26,675,607
                                              ---------------
               SPECIALTY RETAIL -- 15.8%
       17,404  Advance Auto Parts, Inc.             2,613,037
      131,983  AutoNation, Inc. (a)                 6,776,007
        6,876  AutoZone, Inc. (a)                   8,302,220
      113,673  Best Buy Co., Inc.                  11,320,694
       12,588  Burlington Stores, Inc. (a)          2,366,544
      144,486  CarMax, Inc. (a)                    14,010,807
      107,643  Carvana Co. (a)                     16,679,283
       23,203  Five Below, Inc. (a)                 2,527,039


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SPECIALTY RETAIL (CONTINUED)
      224,449  Floor & Decor Holdings, Inc.,
                  Class A (a)                 $    14,791,189
      266,237  Foot Locker, Inc.                    7,824,705
       30,993  Home Depot (The), Inc.               8,228,332
       73,422  Lowe's Cos., Inc.                   10,933,270
       18,418  O'Reilly Automotive, Inc. (a)        8,792,385
      256,262  Penske Automotive Group, Inc.       11,485,663
       75,265  Tractor Supply Co.                  10,743,326
       12,198  Ulta Beauty, Inc. (a)                2,354,092
      120,960  Williams-Sonoma, Inc.               10,538,035
                                              ---------------
                                                  150,286,628
                                              ---------------
               TEXTILES, APPAREL &
                  LUXURY GOODS -- 6.3%
      827,839  Capri Holdings Ltd. (a)             12,401,028
       30,727  Carter's, Inc.                       2,418,830
       61,557  Columbia Sportswear Co.              4,668,483
      687,647  Hanesbrands, Inc.                    9,716,452
       31,801  Lululemon Athletica, Inc. (a)       10,354,088
       50,589  NIKE, Inc., Class B                  4,937,992
      107,053  Ralph Lauren Corp.                   7,632,879
      247,408  Skechers U.S.A., Inc.,
                  Class A (a)                       7,244,106
                                              ---------------
                                                   59,373,858
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                        948,566,810
               (Cost $916,109,084)            ---------------

               MONEY MARKET FUNDS -- 1.4%
   12,456,346  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                    12,456,346
      665,775  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                   665,775
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 1.4%                          13,122,121
               (Cost $13,122,121)             ---------------

               TOTAL INVESTMENTS -- 101.3%        961,688,931
               (Cost $929,231,205) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (1.3)%           (12,740,928)
                                              ---------------
               NET ASSETS -- 100.0%           $   948,948,003
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $11,810,851 and the total value of the collateral held by the Fund is $12,456,346.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.


Page 26                 See Notes to Financial Statements

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

JULY 31, 2020

(e) Aggregate cost for federal income tax purposes is $945,778,182. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $74,097,514 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $58,186,765. The net unrealized appreciation was $15,910,749.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  948,566,810   $         --   $         --
Money Market
   Funds                  13,122,121             --             --
                      --------------------------------------------
Total Investments     $  961,688,931   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $    11,810,851
Non-cash Collateral(2)                            (11,810,851)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 27

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.8%
               BEVERAGES -- 12.8%
       18,898  Boston Beer (The) Co., Inc.,
                  Class A (a)                 $    15,315,695
       45,397  Coca-Cola (The) Co.                  2,144,554
      177,100  Molson Coors Beverage Co.,
                  Class B                           6,644,792
       87,783  Monster Beverage Corp. (a)           6,889,210
       15,336  PepsiCo, Inc.                        2,111,154
                                              ---------------
                                                   33,105,405
                                              ---------------
               CHEMICALS -- 1.7%
      151,428  Corteva, Inc.                        4,324,784
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 20.2%
       40,698  Casey's General Stores, Inc.         6,478,714
      248,576  Grocery Outlet Holding
                  Corp. (a)                        10,934,858
      179,767  Kroger (The) Co.                     6,254,094
      396,323  Sprouts Farmers Market,
                  Inc. (a)                         10,455,001
       37,109  Sysco Corp.                          1,961,211
      308,577  US Foods Holding Corp. (a)           6,264,113
      239,252  Walgreens Boots Alliance, Inc.       9,739,949
                                              ---------------
                                                   52,087,940
                                              ---------------
               FOOD PRODUCTS -- 34.4%
      203,346  Archer-Daniels-Midland Co.           8,709,309
       60,557  Beyond Meat, Inc. (a)                7,624,126
       81,740  Campbell Soup Co.                    4,051,852
      115,347  Conagra Brands, Inc.                 4,319,745
       65,804  General Mills, Inc.                  4,163,419
       84,044  Hormel Foods Corp.                   4,274,478
       97,753  Ingredion, Inc.                      8,455,635
       76,679  J.M. Smucker (The) Co.               8,384,849
       30,706  Kellogg Co.                          2,118,407
      190,817  Kraft Heinz (The) Co.                6,560,288
       31,728  Lamb Weston Holdings, Inc.           1,906,218
       22,611  McCormick & Co., Inc.                4,406,884
       79,342  Mondelez International, Inc.,
                  Class A                           4,402,688
      600,468  Pilgrim's Pride Corp. (a)            9,217,184
      169,852  Tyson Foods, Inc., Class A          10,437,405
                                              ---------------
                                                   89,032,487
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 9.2%
       80,516  AmerisourceBergen Corp.              8,066,898
      124,881  CVS Health Corp.                     7,860,010
       52,884  McKesson Corp.                       7,941,062
                                              ---------------
                                                   23,867,970
                                              ---------------
               HOUSEHOLD PRODUCTS -- 10.3%
       52,481  Church & Dwight Co., Inc.            5,055,495
       27,740  Clorox (The) Co.                     6,560,787
      213,559  Energizer Holdings, Inc.            10,705,712
       14,350  Kimberly-Clark Corp.                 2,181,774
       16,964  Procter & Gamble (The) Co.           2,224,320
                                              ---------------
                                                   26,728,088
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MULTILINE RETAIL -- 3.9%
       53,235  Dollar General Corp.           $    10,135,944
                                              ---------------
               PERSONAL PRODUCTS -- 6.4%
      135,285  Herbalife Nutrition
                  Ltd. (a) (b)                      6,932,003
      212,228  Nu Skin Enterprises, Inc.,
                  Class A                           9,518,426
                                              ---------------
                                                   16,450,429
                                              ---------------
               TOBACCO -- 0.9%
       28,952  Philip Morris International,
                  Inc.                              2,223,803
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.8%                        257,956,850
               (Cost $238,696,374)            ---------------

               MONEY MARKET FUNDS -- 2.7%
    6,340,570  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                     6,340,570
      504,895  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                   504,895
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 2.7%                           6,845,465
               (Cost $6,845,465)              ---------------

               TOTAL INVESTMENTS -- 102.5%        264,802,315
               (Cost $245,541,839) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (2.5)%            (6,373,453)
                                              ---------------
               NET ASSETS -- 100.0%           $   258,428,862
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $6,235,908 and the total value of the collateral held by the Fund is $6,340,570.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $246,924,564. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $34,322,403 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,444,652. The net unrealized appreciation was $17,877,751.


Page 28                 See Notes to Financial Statements

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)

JULY 31, 2020

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  257,956,850   $         --   $         --
Money Market
   Funds                   6,845,465             --             --
                      --------------------------------------------
Total Investments     $  264,802,315   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     6,235,908
Non-cash Collateral(2)                             (6,235,908)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 29

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.6%
               CHEMICALS -- 2.6%
      794,334  Valvoline, Inc.                $    16,299,734
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 6.5%
      665,124  Baker Hughes Co.                    10,302,771
      394,312  Halliburton Co.                      5,650,491
      524,672  Helmerich & Payne, Inc.              9,354,902
      835,619  National Oilwell Varco, Inc.         9,617,974
      278,307  Schlumberger Ltd.                    5,048,489
                                              ---------------
                                                   39,974,627
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 77.0%
    2,007,120  Antero Midstream Corp.              11,380,370
      379,123  Apache Corp.                         5,819,538
    1,191,653  Cabot Oil & Gas Corp.               22,283,911
      317,771  Cheniere Energy, Inc. (a)           15,723,309
      229,434  Chevron Corp.                       19,258,690
      372,368  Cimarex Energy Co.                   9,108,121
       99,380  Concho Resources, Inc.               5,221,425
      609,013  ConocoPhillips                      22,770,996
    1,459,825  Continental Resources,
                  Inc. (b)                         25,240,374
    1,354,008  Devon Energy Corp.                  14,203,544
      489,546  Diamondback Energy, Inc.            19,513,304
      505,145  EOG Resources, Inc.                 23,666,043
      860,194  EQT Corp.                           12,490,017
    1,847,713  Equitrans Midstream Corp.           17,830,430
      572,247  Exxon Mobil Corp.                   24,080,154
       98,790  Hess Corp.                           4,861,456
      701,115  HollyFrontier Corp.                 19,280,663
    1,349,551  Kinder Morgan, Inc.                 19,028,669
    4,181,496  Marathon Oil Corp.                  22,956,413
      273,847  Marathon Petroleum Corp.            10,460,955
    1,483,526  Murphy Oil Corp.                    19,597,379
      571,222  Noble Energy, Inc.                   5,706,508
    1,118,724  Occidental Petroleum Corp.          17,608,716
      462,205  ONEOK, Inc.                         12,900,142
      479,229  Parsley Energy, Inc., Class A        5,261,934
      142,373  Phillips 66                          8,829,973
      209,546  Pioneer Natural Resources Co.       20,309,198
      255,018  Targa Resources Corp.                4,661,729
      261,046  Valero Energy Corp.                 14,678,617
      807,281  Williams (The) Cos., Inc.           15,443,286
    4,011,096  WPX Energy, Inc. (a)                23,946,243
                                              ---------------
                                                  474,122,107
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 13.5%
      537,963  Enphase Energy, Inc. (a)            32,471,447
      310,196  First Solar, Inc. (a)               18,472,172
      184,396  SolarEdge Technologies,
                  Inc. (a)                         32,287,739
                                              ---------------
                                                   83,231,358
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.6%                        613,627,826
               (Cost $660,407,830)            ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               WARRANTS -- 0.1%
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.1%
       69,845  Occidental Petroleum Corp.,
                  expiring 08/03/27 (a)       $       391,132
               (Cost $0)                      ---------------

               MONEY MARKET FUNDS -- 3.9%
   23,299,954  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                    23,299,954
      404,449  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                   404,449
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 3.9%                          23,704,403
               (Cost $23,704,403)             ---------------

               TOTAL INVESTMENTS -- 103.6%        637,723,361
               (Cost $684,112,233) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (3.6)%           (21,928,314)
                                              ---------------
               NET ASSETS -- 100.0%           $   615,795,047
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $22,716,329 and the total value of the collateral held by the Fund is $23,299,954.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $706,634,960. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $16,291,470 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $85,203,069. The net unrealized depreciation was $68,911,599.


Page 30                 See Notes to Financial Statements

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

JULY 31, 2020

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  613,627,826   $         --   $         --
Warrants*                    391,132             --             --
Money Market
   Funds                  23,704,403             --             --
                      --------------------------------------------
Total Investments     $  637,723,361   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $    22,716,329
Non-cash Collateral(2)                            (22,716,329)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 31

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.8%
               BANKS -- 33.2%
      496,209  Associated Banc-Corp.          $     6,371,324
      142,908  Bank of America Corp.                3,555,551
      289,226  Bank OZK                             6,955,885
      120,272  BOK Financial Corp.                  6,699,150
      132,840  Citigroup, Inc.                      6,643,328
      201,708  Citizens Financial Group, Inc.       5,004,376
      178,166  Comerica, Inc.                       6,862,954
       22,715  Cullen/Frost Bankers, Inc.           1,636,843
      187,311  East West Bancorp, Inc.              6,492,199
      905,086  F.N.B. Corp.                         6,706,687
      352,082  Fifth Third Bancorp                  6,992,349
        8,380  First Citizens BancShares,
                  Inc., Class A                     3,568,791
      295,308  First Hawaiian, Inc.                 5,132,453
      511,155  First Horizon National Corp.         4,738,407
      751,316  Huntington Bancshares, Inc.          6,964,699
       36,084  JPMorgan Chase & Co.                 3,487,158
      417,989  KeyCorp                              5,020,048
       65,290  M&T Bank Corp.                       6,917,476
      440,026  People's United Financial,
                  Inc.                              4,747,881
       80,830  Pinnacle Financial Partners,
                  Inc.                              3,202,485
       48,390  PNC Financial Services Group
                  (The), Inc.                       5,161,761
      228,280  Popular, Inc.                        8,471,471
       28,579  Prosperity Bancshares, Inc.          1,587,849
      457,833  Regions Financial Corp.              4,972,066
       15,872  Signature Bank                       1,627,356
      723,991  Sterling Bancorp                     8,144,899
        7,874  SVB Financial Group (a)              1,765,902
      330,645  Synovus Financial Corp.              6,662,497
      115,366  TCF Financial Corp.                  3,171,411
       45,194  Truist Financial Corp.               1,692,967
       92,180  U.S. Bancorp                         3,395,911
      177,949  Webster Financial Corp.              4,852,669
      265,162  Wells Fargo & Co.                    6,432,830
       89,624  Western Alliance Bancorp             3,221,983
      116,715  Wintrust Financial Corp.             4,995,402
      149,739  Zions Bancorp N.A.                   4,862,025
                                              ---------------
                                                  178,719,043
                                              ---------------
               CAPITAL MARKETS -- 23.9%
       45,521  Affiliated Managers Group,
                  Inc.                              3,131,390
       22,621  Ameriprise Financial, Inc.           3,475,264
      170,986  Ares Management Corp.,
                  Class A                           6,829,181
      175,631  Bank of New York Mellon (The)
                  Corp.                             6,296,371
       18,193  Cboe Global Markets, Inc.            1,595,526
      131,894  Eaton Vance Corp.                    4,766,649
      144,012  Evercore, Inc., Class A              7,963,864
        5,167  FactSet Research Systems, Inc.       1,789,332
      404,634  Franklin Resources, Inc.             8,517,546
       25,762  Goldman Sachs Group (The),
                  Inc.                              5,099,846
      788,585  Invesco Ltd.                         7,917,393
       64,938  LPL Financial Holdings, Inc.         5,131,401
       16,939  MarketAxess Holdings, Inc.           8,752,381


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
       18,531  Moody's Corp.                  $     5,212,770
      105,406  Morgan Stanley                       5,152,245
       12,038  Morningstar, Inc.                    2,022,866
        5,084  MSCI, Inc.                           1,911,482
       21,390  Northern Trust Corp.                 1,675,906
       49,311  Raymond James Financial, Inc.        3,426,128
       20,603  S&P Global, Inc.                     7,216,201
       61,733  SEI Investments Co.                  3,230,488
       53,408  State Street Corp.                   3,406,896
       41,223  T. Rowe Price Group, Inc.            5,692,896
       93,295  TD Ameritrade Holding Corp.          3,348,358
      116,755  Tradeweb Markets, Inc.,
                  Class A                           6,312,943
      359,541  Virtu Financial, Inc., Class A       8,916,617
                                              ---------------
                                                  128,791,940
                                              ---------------
               CONSUMER FINANCE -- 8.6%
      427,896  Ally Financial, Inc.                 8,600,709
        8,100  Credit Acceptance Corp. (a) (b)      3,790,314
      101,639  Discover Financial Services          5,024,016
       11,723  LendingTree, Inc. (a) (b)            4,059,558
      345,769  OneMain Holdings, Inc.               9,923,570
      460,900  Santander Consumer USA
                  Holdings, Inc. (b)                8,462,124
      965,596  SLM Corp.                            6,537,085
                                              ---------------
                                                   46,397,376
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 3.7%
      439,875  Equitable Holdings, Inc.             8,999,843
      545,670  Jefferies Financial Group, Inc.      8,839,854
       36,378  Voya Financial, Inc.                 1,797,073
                                              ---------------
                                                   19,636,770
                                              ---------------
               INSURANCE -- 28.2%
      141,302  Aflac, Inc.                          5,026,112
       69,988  Allstate (The) Corp.                 6,606,167
       26,742  American Financial Group, Inc.       1,625,111
      272,135  American International Group,
                  Inc.                              8,746,419
      236,933  Arch Capital Group Ltd. (a)          7,285,690
      347,611  Assured Guaranty Ltd.                7,588,348
       54,410  Athene Holding Ltd.,
                  Class A (a)                       1,754,723
      305,003  Brighthouse Financial,
                  Inc. (a)                          8,643,785
       41,635  Brown & Brown, Inc.                  1,893,143
       13,403  Chubb Ltd.                           1,705,398
       52,785  CNA Financial Corp.                  1,757,740
       16,460  Everest Re Group Ltd.                3,601,283
      276,751  Fidelity National Financial,
                  Inc.                              8,955,662
      176,701  First American Financial Corp.       9,013,518
       45,724  Globe Life, Inc.                     3,639,630
       16,748  Hanover Insurance Group
                  (The), Inc.                       1,706,286
      220,109  Hartford Financial Services
                  Group (The), Inc.                 9,315,013
       70,203  Kemper Corp.                         5,512,340
       46,128  Lincoln National Corp.               1,719,191
       31,611  Marsh & McLennan Cos., Inc.          3,685,843
      232,343  MetLife, Inc.                        8,794,183
       14,554  Primerica, Inc.                      1,741,532


Page 32                 See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)
       81,706  Principal Financial Group,
                  Inc.                        $     3,466,786
       63,552  Progressive (The) Corp.              5,741,288
      111,464  Prudential Financial, Inc.           7,063,474
       86,539  Reinsurance Group of America,
                  Inc.                              7,377,450
       19,845  RenaissanceRe Holdings Ltd.          3,579,641
       44,639  Travelers (The) Cos., Inc.           5,107,594
      511,463  Unum Group                           8,812,507
                                              ---------------
                                                  151,465,857
                                              ---------------
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS -- 0.3%
      113,438  Starwood Property Trust, Inc.        1,695,898
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 1.9%
    1,036,041  MGIC Investment Corp.                8,568,059
      166,376  New York Community Bancorp,
                  Inc.                              1,751,939
                                              ---------------
                                                   10,319,998
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.8%                        537,026,882
               (Cost $606,194,916)            ---------------

               MONEY MARKET FUNDS -- 1.4%
    6,921,703  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                     6,921,703
      949,461  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                   949,461
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 1.4%                           7,871,164
               (Cost $7,871,164)              ---------------

               TOTAL INVESTMENTS -- 101.2%        544,898,046
               (Cost $614,066,080) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (1.2)%            (6,726,017)
                                              ---------------
               NET ASSETS -- 100.0%           $   538,172,029
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $6,644,839 and the total value of the collateral held by the Fund is $6,921,703.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $620,811,459. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $18,818,528 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $94,731,941. The net unrealized depreciation was $75,913,413.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  537,026,882   $         --   $         --
Money Market
   Funds                   7,871,164             --             --
                      --------------------------------------------
Total Investments     $  544,898,046   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     6,644,839
Non-cash Collateral(2)                             (6,644,839)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 33

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               BIOTECHNOLOGY -- 28.1%
      152,524  AbbVie, Inc.                   $    14,476,053
      308,950  ACADIA Pharmaceuticals,
                  Inc. (a)                         12,843,051
      157,184  Acceleron Pharma, Inc. (a)          15,587,937
      373,344  Agios Pharmaceuticals,
                  Inc. (a)                         16,919,950
      222,362  Alexion Pharmaceuticals,
                  Inc. (a)                         22,789,881
      168,511  Alnylam Pharmaceuticals,
                  Inc. (a)                         24,562,163
       93,283  Biogen, Inc. (a)                    25,623,907
      202,352  BioMarin Pharmaceutical,
                  Inc. (a)                         24,243,793
      114,829  Exact Sciences Corp. (a)            10,880,048
      841,046  Exelixis, Inc. (a)                  19,419,752
       64,877  Gilead Sciences, Inc.                4,510,898
      281,694  Immunomedics, Inc. (a)              11,895,938
      192,039  Incyte Corp. (a)                    18,965,772
      169,323  Ionis Pharmaceuticals,
                  Inc. (a)                          9,746,232
      155,479  Moderna, Inc. (a)                   11,520,994
      204,574  Neurocrine Biosciences,
                  Inc. (a)                         24,622,527
       40,020  Regeneron Pharmaceuticals,
                  Inc. (a)                         25,295,441
      124,525  Sarepta Therapeutics, Inc. (a)      19,117,078
      146,881  Seattle Genetics, Inc. (a)          24,421,904
      206,265  United Therapeutics Corp. (a)       22,992,360
       68,777  Vertex Pharmaceuticals,
                  Inc. (a)                         18,707,344
                                              ---------------
                                                  379,143,023
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 24.0%
       54,595  Abbott Laboratories                  5,494,441
       61,992  ABIOMED, Inc. (a)                   18,593,880
       54,565  Align Technology, Inc. (a)          16,032,288
      568,683  Boston Scientific Corp. (a)         21,934,103
       61,563  DexCom, Inc. (a)                    26,813,149
       72,227  Edwards Lifesciences Corp. (a)       5,663,319
      710,044  Envista Holdings Corp. (a)          15,528,662
      104,623  Globus Medical, Inc.,
                  Class A (a)                       5,040,736
      262,717  Hologic, Inc. (a)                   18,332,392
       45,357  IDEXX Laboratories, Inc. (a)        18,040,747
       77,087  Insulet Corp. (a)                   15,676,412
        8,759  Intuitive Surgical, Inc. (a)         6,003,769
       65,682  Masimo Corp. (a)                    14,457,922
       54,435  Medtronic PLC                        5,251,889
       27,913  Penumbra, Inc. (a)                   6,194,174
      111,550  Quidel Corp. (a)                    31,509,528
      103,993  ResMed, Inc.                        21,059,622
       32,531  STERIS PLC                           5,192,924
      252,304  Tandem Diabetes Care, Inc. (a)      26,355,676
       13,715  Teleflex, Inc.                       5,117,067
       40,741  Varian Medical Systems,
                  Inc. (a)                          5,814,556
      109,865  West Pharmaceutical Services,
                  Inc.                             29,539,403
                                              ---------------
                                                  323,646,659
                                              ---------------
               HEALTH CARE PROVIDERS
                  & SERVICES -- 20.9%
      596,132  Acadia Healthcare Co.,
                  Inc. (a)                         17,770,695


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HEALTH CARE PROVIDERS
                  & SERVICES
                  (CONTINUED)
       75,424  Amedisys, Inc. (a)             $    17,661,284
       56,943  Anthem, Inc.                        15,590,993
      286,929  Cardinal Health, Inc.               15,672,062
      314,185  Centene Corp. (a)                   20,500,571
       22,133  Chemed Corp.                        10,893,641
      106,403  Cigna Corp.                         18,374,734
      126,146  DaVita, Inc. (a)                    11,023,899
       80,600  Encompass Health Corp.               5,487,248
       61,527  Guardant Health, Inc. (a)            5,240,870
       51,428  HCA Healthcare, Inc.                 6,512,842
      341,950  Henry Schein, Inc. (a)              23,502,224
       64,367  Humana, Inc.                        25,260,829
       60,101  Laboratory Corp. of America
                  Holdings (a)                     11,594,685
      112,184  Molina Healthcare, Inc. (a)         20,720,385
       87,602  Quest Diagnostics, Inc.             11,131,586
       50,772  UnitedHealth Group, Inc.            15,372,746
      268,685  Universal Health Services,
                  Inc., Class B                    29,528,482
                                              ---------------
                                                  281,839,776
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 1.8%
      104,623  Teladoc Health, Inc. (a)            24,861,563
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 15.5%
      412,701  Adaptive Biotechnologies
                  Corp. (a)                        15,402,001
      112,971  Agilent Technologies, Inc.          10,882,496
      587,248  Avantor, Inc. (a)                   12,966,436
       55,280  Bio-Rad Laboratories, Inc.,
                  Class A (a)                      29,015,919
       56,709  Bio-Techne Corp.                    15,604,048
      143,148  Charles River Laboratories
                  International, Inc. (a)          28,485,021
       26,957  Illumina, Inc. (a)                  10,301,887
       70,363  IQVIA Holdings, Inc. (a)            11,144,796
      101,775  PerkinElmer, Inc.                   12,102,065
       51,307  PRA Health Sciences, Inc. (a)        5,467,274
      161,527  Repligen Corp. (a)                  24,376,040
      342,772  Syneos Health, Inc. (a)             21,385,545
       27,553  Thermo Fisher Scientific, Inc.      11,405,564
                                              ---------------
                                                  208,539,092
                                              ---------------
               PHARMACEUTICALS -- 9.7%
      169,783  Bristol-Myers Squibb Co.             9,959,471
       60,807  Eli Lilly and Co.                    9,138,684
      449,047  Horizon Therapeutics PLC (a)        27,477,186
      135,715  Jazz Pharmaceuticals PLC (a)        14,691,149
       35,496  Johnson & Johnson                    5,173,897
       64,550  Merck & Co., Inc.                    5,179,492
    1,241,693  Mylan N.V. (a)                      20,003,674
      180,627  Perrigo Co. PLC                      9,576,844
      610,594  Pfizer, Inc.                        23,495,657
       36,424  Zoetis, Inc.                         5,524,792
                                              ---------------
                                                  130,220,846
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                     1,348,250,959
               (Cost $1,211,252,237)          ---------------


Page 34                 See Notes to Financial Statements

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MONEY MARKET FUNDS -- 0.0%
      687,875  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (b)           $       687,875
               (Cost $687,875)                ---------------

               TOTAL INVESTMENTS -- 100.0%      1,348,938,834
               (Cost $1,211,940,112) (c)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.0)%              (630,081)
                                              ---------------
               NET ASSETS -- 100.0%           $ 1,348,308,753
                                              ===============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of July 31, 2020.

(c) Aggregate cost for federal income tax purposes is $1,231,732,470. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $152,307,856 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $35,101,492. The net unrealized appreciation was $117,206,364.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $1,348,250,959   $         --   $         --
Money Market
   Funds                     687,875             --             --
                      --------------------------------------------
Total Investments     $1,348,938,834   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 35

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 10.7%
       24,573  Axon Enterprise, Inc. (a)      $     2,042,753
       24,519  BWX Technologies, Inc.               1,336,776
       27,006  Curtiss-Wright Corp.                 2,406,775
        9,293  General Dynamics Corp.               1,363,655
      116,836  Howmet Aerospace, Inc.               1,726,836
       10,615  Huntington Ingalls Industries,
                  Inc.                              1,843,932
        1,268  Lockheed Martin Corp.                  480,534
       11,771  Mercury Systems, Inc. (a)              911,428
       30,051  Raytheon Technologies Corp.          1,703,291
       77,353  Spirit AeroSystems Holdings,
                  Inc., Class A                     1,513,798
        1,490  Teledyne Technologies,
                  Inc. (a)                            456,983
       73,271  Textron, Inc.                        2,560,089
        2,093  TransDigm Group, Inc.                  903,297
                                              ---------------
                                                   19,250,147
                                              ---------------
               AIR FREIGHT & LOGISTICS
                  -- 2.9%
        5,854  C.H. Robinson Worldwide, Inc.          548,637
        6,089  Expeditors International of
                  Washington, Inc.                    514,582
       12,491  United Parcel Service, Inc.,
                  Class B                           1,783,215
       31,215  XPO Logistics, Inc. (a)              2,341,749
                                              ---------------
                                                    5,188,183
                                              ---------------
               BUILDING PRODUCTS -- 4.2%
        9,824  A.O. Smith Corp.                       472,927
       83,341  Carrier Global Corp.                 2,270,209
       27,120  Johnson Controls International
                  PLC                               1,043,578
       10,407  Trane Technologies PLC               1,164,231
       18,538  Trex Co., Inc. (a)                   2,582,899
                                              ---------------
                                                    7,533,844
                                              ---------------
               CHEMICALS -- 2.2%
       20,531  Axalta Coating Systems
                  Ltd. (a)                            455,788
        4,367  PPG Industries, Inc.                   470,108
       18,504  RPM International, Inc.              1,509,741
        2,404  Sherwin-Williams (The) Co.           1,557,600
                                              ---------------
                                                    3,993,237
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.4%
       58,014  ADT, Inc. (b)                          499,501
        6,950  Cintas Corp.                         2,097,996
                                              ---------------
                                                    2,597,497
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 2.1%
       47,206  Quanta Services, Inc.                1,886,824
       16,299  Valmont Industries, Inc.             1,975,439
                                              ---------------
                                                    3,862,263
                                              ---------------
               CONSTRUCTION MATERIALS -- 1.0%
        4,481  Martin Marietta Materials,
                  Inc.                                928,373
        7,992  Vulcan Materials Co.                   938,421
                                              ---------------
                                                    1,866,794
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CONSUMER FINANCE -- 2.1%
       22,191  Capital One Financial Corp.    $     1,415,786
      108,810  Synchrony Financial                  2,407,965
                                              ---------------
                                                    3,823,751
                                              ---------------
               CONTAINERS & PACKAGING -- 6.2%
        4,134  AptarGroup, Inc.                       476,237
       54,408  Berry Global Group, Inc. (a)         2,719,856
        7,110  Crown Holdings, Inc. (a)               508,934
       66,187  Graphic Packaging Holding Co.          922,647
       18,554  Packaging Corp. of America           1,783,410
       28,586  Silgan Holdings, Inc.                1,093,415
       26,560  Sonoco Products Co.                  1,374,214
       85,327  WestRock Co.                         2,291,883
                                              ---------------
                                                   11,170,596
                                              ---------------
               ELECTRICAL EQUIPMENT -- 9.2%
       25,184  Acuity Brands, Inc.                  2,495,734
       10,359  AMETEK, Inc.                           965,977
       15,874  Eaton Corp. PLC                      1,478,346
       14,928  Emerson Electric Co.                   925,685
       19,776  Generac Holdings, Inc. (a)           3,116,302
       11,081  Hubbell, Inc.                        1,495,603
       98,869  nVent Electric PLC                   1,795,461
       21,206  Regal Beloit Corp.                   1,950,316
        8,694  Rockwell Automation, Inc.            1,896,509
       12,436  Sensata Technologies Holding
                  PLC (a)                             472,319
                                              ---------------
                                                   16,592,252
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.2%
       35,879  National Instruments Corp.           1,273,704
       21,439  Trimble, Inc. (a)                      954,250
                                              ---------------
                                                    2,227,954
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 2.6%
        2,969  3M Co.                                 446,745
       15,476  Carlisle Cos., Inc.                  1,842,882
      135,566  General Electric Co.                   822,886
        6,402  Honeywell International, Inc.          956,267
        1,192  Roper Technologies, Inc.               515,480
                                              ---------------
                                                    4,584,260
                                              ---------------
               IT SERVICES -- 11.3%
        8,623  Accenture PLC, Class A               1,938,278
       30,780  Alliance Data Systems Corp.          1,365,401
       23,805  Booz Allen Hamilton Holding
                  Corp.                             1,946,297
        3,668  Broadridge Financial Solutions,
                  Inc.                                492,759
        9,663  Euronet Worldwide, Inc. (a)            929,001
        1,841  FleetCor Technologies,
                  Inc. (a)                            476,027
       38,033  Genpact Ltd.                         1,514,474
        7,547  Jack Henry & Associates, Inc.        1,345,630
        1,566  Mastercard, Inc., Class A              483,158
       13,842  PayPal Holdings, Inc. (a)            2,714,001
       22,976  Square, Inc., Class A (a)            2,983,434
       47,779  StoneCo., Ltd., Class A (a)          2,279,536
        2,397  Visa, Inc., Class A                    456,389


Page 36                 See Notes to Financial Statements

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               IT SERVICES (CONTINUED)
       42,826  Western Union (The) Co.        $     1,039,815
        2,806  WEX, Inc. (a)                          444,386
                                              ---------------
                                                   20,408,586
                                              ---------------
               MACHINERY -- 18.7%
       16,698  AGCO Corp.                           1,095,890
       65,557  Allison Transmission Holdings,
                  Inc.                              2,449,209
       10,981  Caterpillar, Inc.                    1,459,155
       33,186  Colfax Corp. (a)                       965,049
       10,689  Cummins, Inc.                        2,065,756
        2,946  Deere & Co.                            519,409
        9,953  Donaldson Co., Inc.                    481,128
        9,590  Dover Corp.                            987,099
       32,465  Flowserve Corp.                        904,800
        9,646  Graco, Inc.                            513,553
       31,525  ITT, Inc.                            1,819,938
       10,994  Lincoln Electric Holdings,
                  Inc.                                993,748
       23,459  Middleby (The) Corp. (a)             1,948,505
        7,319  Nordson Corp.                        1,417,178
       33,667  Oshkosh Corp.                        2,650,266
       32,215  PACCAR, Inc.                         2,740,852
        5,052  Parker-Hannifin Corp.                  903,904
       36,561  Pentair PLC                          1,566,639
       17,410  Snap-on, Inc.                        2,539,597
        3,322  Stanley Black & Decker, Inc.           509,329
      113,259  Trinity Industries, Inc.             2,211,948
       24,126  Westinghouse Air Brake
                  Technologies Corp.                1,500,396
       17,908  Woodward, Inc.                       1,342,025
                                              ---------------
                                                   33,585,373
                                              ---------------
               MULTI-UTILITIES -- 1.3%
      108,712  MDU Resources Group, Inc.            2,280,778
                                              ---------------
               PROFESSIONAL SERVICES -- 6.6%
       35,871  CoreLogic, Inc.                      2,444,967
       10,775  Equifax, Inc.                        1,751,584
        8,083  FTI Consulting, Inc. (a)               965,434
       35,074  ManpowerGroup, Inc.                  2,412,741
       26,289  Robert Half International, Inc.      1,337,321
       21,277  TransUnion                           1,905,781
        5,441  Verisk Analytics, Inc.               1,026,771
                                              ---------------
                                                   11,844,599
                                              ---------------
               ROAD & RAIL -- 7.1%
       13,278  CSX Corp.                              947,252
       20,036  J.B. Hunt Transport Services,
                  Inc.                              2,592,658
        3,100  Kansas City Southern                   532,735
       44,396  Knight-Swift Transportation
                  Holdings, Inc.                    1,930,782
        4,121  Landstar System, Inc.                  501,855
        5,275  Norfolk Southern Corp.               1,013,908
        8,190  Old Dominion Freight Line,
                  Inc.                              1,497,296
       49,368  Ryder System, Inc.                   1,808,350
       56,298  Schneider National, Inc.,
                  Class B                           1,414,769


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               ROAD & RAIL (CONTINUED)
        2,737  Union Pacific Corp.            $       474,459
                                              ---------------
                                                   12,714,064
                                              ---------------
               SOFTWARE -- 3.2%
        4,431  Fair Isaac Corp. (a)                 1,946,051
       16,526  Paylocity Holding Corp. (a)          2,201,263
       76,949  Pluralsight, Inc., Class A (a)       1,629,010
                                              ---------------
                                                    5,776,324
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 5.2%
       82,323  Air Lease Corp.                      2,158,509
       40,082  HD Supply Holdings, Inc. (a)         1,406,878
       25,436  MSC Industrial Direct Co.,
                  Inc., Class A                     1,679,031
       16,178  United Rentals, Inc. (a)             2,513,576
        4,421  W.W. Grainger, Inc.                  1,509,904
                                              ---------------
                                                    9,267,898
                                              ---------------
               TRANSPORTATION INFRASTRUCTURE
                  -- 0.8%
       45,255  Macquarie Infrastructure Corp.       1,355,840
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                       179,924,240
               (Cost $172,477,179)            ---------------

               MONEY MARKET FUNDS -- 0.3%
      461,970  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                       461,970
      140,855  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                   140,855
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.3%                             602,825
               (Cost $602,825)                ---------------

               TOTAL INVESTMENTS -- 100.3%        180,527,065
               (Cost $173,080,004) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.3)%              (547,948)
                                              ---------------
               NET ASSETS -- 100.0%           $   179,979,117
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $449,442 and the total value of the collateral held by the Fund is $461,970.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.


                        See Notes to Financial Statements                Page 37

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

JULY 31, 2020

(e) Aggregate cost for federal income tax purposes is $175,951,689. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $20,797,006 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,221,630. The net unrealized appreciation was $4,575,376.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  179,924,240   $         --   $         --
Money Market
   Funds                     602,825             --             --
                      --------------------------------------------
Total Investments     $  180,527,065   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $       449,442
Non-cash Collateral(2)                               (449,442)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 38                 See Notes to Financial Statements

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 3.0%
       78,838  Hexcel Corp.                   $     2,940,657
                                              ---------------
               CHEMICALS -- 57.1%
        7,383  Air Products and Chemicals,
                  Inc.                              2,116,189
       30,301  Albemarle Corp.                      2,498,620
       11,286  Ashland Global Holdings, Inc.          851,867
       63,145  Cabot Corp.                          2,303,530
       27,098  Celanese Corp.                       2,633,926
      126,690  CF Industries Holdings, Inc.         3,969,198
       50,805  Chemours (The) Co.                     941,417
       19,132  Dow, Inc.                              785,560
       14,679  DuPont de Nemours, Inc.                785,033
       63,991  Eastman Chemical Co.                 4,775,648
        8,960  Ecolab, Inc.                         1,676,237
      164,288  Element Solutions, Inc. (a)          1,784,168
       23,485  FMC Corp.                            2,490,584
      198,390  Huntsman Corp.                       3,670,215
       14,557  International Flavors &
                  Fragrances, Inc. (b)              1,833,454
        3,676  Linde PLC                              901,024
       67,808  LyondellBasell Industries
                  N.V., Class A                     4,239,356
       62,338  Mosaic (The) Co.                       839,693
        5,842  NewMarket Corp.                      2,189,640
      310,275  Olin Corp.                           3,487,491
       33,140  Scotts Miracle-Gro (The) Co.         5,255,010
       15,348  W.R. Grace & Co.                       708,003
       83,062  Westlake Chemical Corp.              4,526,879
                                              ---------------
                                                   55,262,742
                                              ---------------
               CONTAINERS & PACKAGING -- 4.2%
       15,623  Avery Dennison Corp.                 1,770,711
       66,445  International Paper Co.              2,311,621
                                              ---------------
                                                    4,082,332
                                              ---------------
               ELECTRICAL EQUIPMENT -- 1.9%
      293,178  GrafTech International Ltd.          1,779,591
                                              ---------------
               MACHINERY -- 4.6%
       97,962  Timken (The) Co.                     4,472,945
                                              ---------------
               METALS & MINING -- 23.1%
       67,403  Freeport-McMoRan, Inc.                 870,847
       57,742  Newmont Corp.                        3,995,746
       86,091  Nucor Corp.                          3,611,517
       46,943  Reliance Steel & Aluminum Co.        4,612,619
       18,818  Royal Gold, Inc.                     2,633,203
       44,821  Southern Copper Corp.                1,959,126
      170,806  Steel Dynamics, Inc.                 4,681,793
                                              ---------------
                                                   22,364,851
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 6.0%
       83,218  Fastenal Co.                         3,914,575
      105,726  Univar Solutions, Inc. (a)           1,868,178
                                              ---------------
                                                    5,782,753
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                         96,685,871
               (Cost $97,977,628)             ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MONEY MARKET FUNDS -- 0.6%
      463,804  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)               $       463,804
      122,177  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                   122,177
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.6%                             585,981
               (Cost $585,981)                ---------------

               TOTAL INVESTMENTS -- 100.5%         97,271,852
               (Cost $98,563,609) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.5)%              (477,118)
                                              ---------------
               NET ASSETS -- 100.0%           $    96,794,734
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $459,969 and the total value of the collateral held by the Fund is $463,804.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $99,729,728. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,428,743 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $10,886,619. The net unrealized depreciation was $2,457,876.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $   96,685,871   $         --   $         --
Money Market
   Funds                     585,981             --             --
                      --------------------------------------------
Total Investments     $   97,271,852   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 39

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

JULY 31, 2020

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $       459,969
Non-cash Collateral(2)                               (459,969)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 40                 See Notes to Financial Statements

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               COMMUNICATIONS EQUIPMENT
                  -- 0.4%
       32,539  Arista Networks, Inc. (a)      $     8,452,656
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 3.9%
      117,647  CDW Corp.                           13,676,464
      639,110  Jabil, Inc.                         22,279,375
      228,244  SYNNEX Corp.                        28,471,157
       80,106  Zebra Technologies Corp.,
                  Class A (a)                      22,489,759
                                              ---------------
                                                   86,916,755
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 1.4%
      116,617  Veeva Systems, Inc.,
                  Class A (a)                      30,853,360
                                              ---------------
               INTERACTIVE MEDIA & SERVICES
                  -- 6.9%
       14,459  Alphabet, Inc., Class A (a)         21,514,269
       90,292  Facebook, Inc., Class A (a)         22,904,372
      331,080  IAC/InterActiveCorp (a)             43,841,614
      263,695  Match Group, Inc. (a)               27,081,476
      616,529  Pinterest, Inc., Class A (a)        21,140,779
      458,828  Twitter, Inc. (a)                   16,701,339
                                              ---------------
                                                  153,183,849
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 1.3%
      388,858  GrubHub, Inc. (a)                   28,091,102
                                              ---------------
               IT SERVICES -- 14.5%
      127,634  Akamai Technologies, Inc. (a)       14,351,167
      336,771  Amdocs Ltd.                         20,913,479
       94,187  Black Knight, Inc. (a)               7,056,490
       31,511  CACI International, Inc.,
                  Class A (a)                       6,548,616
      240,556  Cognizant Technology Solutions
                  Corp., Class A                   16,434,786
      108,475  EPAM Systems, Inc. (a)              31,466,428
      401,399  Fastly, Inc., Class A (a)           38,730,990
      186,396  GoDaddy, Inc., Class A (a)          13,099,911
      113,176  International Business
                  Machines Corp.                   13,913,857
      145,921  Leidos Holdings, Inc.               13,885,842
      150,973  MongoDB, Inc. (a)                   34,584,895
      170,659  Okta, Inc. (a)                      37,712,226
       87,980  Science Applications
                  International Corp.               7,036,640
    1,150,541  Switch, Inc., Class A               20,698,233
      155,733  Twilio, Inc., Class A (a)           43,203,449
                                              ---------------
                                                  319,637,009
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 17.7%
      389,711  Advanced Micro Devices,
                  Inc. (a)                         30,175,323
      226,109  Applied Materials, Inc.             14,545,592
       21,653  Broadcom, Inc.                       6,858,588
      221,242  Cirrus Logic, Inc. (a)              15,161,714
      347,208  Entegris, Inc.                      24,967,727


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT (CONTINUED)
      290,817  Inphi Corp. (a)                $    37,998,149
      571,137  Intel Corp.                         27,260,369
      140,564  KLA Corp.                           28,088,904
       21,128  Lam Research Corp.                   7,968,637
      779,717  Marvell Technology Group Ltd.       28,436,279
      112,756  Maxim Integrated Products,
                  Inc.                              7,677,556
       64,895  Microchip Technology, Inc.           6,601,768
      530,607  Micron Technology, Inc. (a)         26,559,534
      120,702  MKS Instruments, Inc.               15,382,263
       86,510  Monolithic Power Systems, Inc.      22,926,015
       71,956  NVIDIA Corp.                        30,551,798
       61,833  Qorvo, Inc. (a)                      7,923,899
       74,928  QUALCOMM, Inc.                       7,913,146
       53,452  Skyworks Solutions, Inc.             7,781,542
      404,343  Teradyne, Inc.                      35,970,353
                                              ---------------
                                                  390,749,156
                                              ---------------
               SOFTWARE -- 45.2%
       47,097  Adobe, Inc. (a)                     20,926,139
      208,004  Alteryx, Inc., Class A (a)          36,502,622
      150,832  Anaplan, Inc. (a)                    6,849,281
       46,853  ANSYS, Inc. (a)                     14,552,542
      113,731  Atlassian Corp. PLC,
                  Class A (a)                      20,090,581
      114,288  Autodesk, Inc. (a)                  27,021,112
      256,750  Avalara, Inc. (a)                   34,520,037
      213,659  Cadence Design Systems,
                  Inc. (a)                         23,342,246
      344,859  Ceridian HCM Holding, Inc. (a)      26,999,011
       46,204  Citrix Systems, Inc.                 6,596,083
      123,344  Coupa Software, Inc. (a)            37,798,769
      340,723  Crowdstrike Holdings, Inc.,
                  Class A (a)                      38,569,844
      198,428  DocuSign, Inc. (a)                  43,025,143
      313,926  Dropbox, Inc., Class A (a)           7,141,816
      296,464  Elastic N.V. (a)                    28,516,872
      197,576  Everbridge, Inc. (a)                28,213,853
      308,766  Five9, Inc. (a)                     37,305,108
      199,146  Fortinet, Inc. (a)                  27,541,892
      228,037  Globant S.A. (a)                    39,436,719
      152,311  HubSpot, Inc. (a)                   35,733,684
       23,073  Intuit, Inc.                         7,068,875
      217,651  Manhattan Associates, Inc. (a)      20,848,789
      100,746  Microsoft Corp.                     20,653,937
      198,382  New Relic, Inc. (a)                 14,067,268
      477,581  PagerDuty, Inc. (a)                 14,556,669
       89,270  Palo Alto Networks, Inc. (a)        22,845,978
       88,260  Paycom Software, Inc. (a)           25,098,496
      270,207  Pegasystems, Inc.                   31,584,496
       87,856  PTC, Inc. (a)                        7,516,959
      210,252  RealPage, Inc. (a)                  13,247,979
       95,913  RingCentral, Inc., Class A (a)      27,840,667
      109,446  salesforce.com, Inc. (a)            21,325,553
       67,488  ServiceNow, Inc. (a)                29,640,730
      219,820  Slack Technologies, Inc.,
                  Class A (a)                       6,495,681
      268,431  Smartsheet, Inc., Class A (a)       12,814,896
      171,972  Splunk, Inc. (a)                    36,083,165


                        See Notes to Financial Statements                Page 41

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               SOFTWARE (CONTINUED)
      242,004  SS&C Technologies Holdings,
                  Inc.                        $    13,915,230
      105,142  Synopsys, Inc. (a)                  20,946,389
      657,134  Teradata Corp. (a)                  13,799,814
       39,404  Tyler Technologies, Inc. (a)        14,077,079
       44,132  VMware, Inc., Class A (a) (b)        6,187,748
       72,952  Workday, Inc., Class A (a)          13,198,476
      231,588  Zendesk, Inc. (a)                   21,109,246
      312,064  Zscaler, Inc. (a)                   40,521,510
                                              ---------------
                                                  996,128,984
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 8.6%
       56,203  Apple, Inc.                         23,888,523
      497,577  Dell Technologies, Inc.,
                  Class C (a)                      29,770,032
    2,107,157  Hewlett Packard Enterprise Co.      20,797,639
      392,096  HP, Inc.                             6,893,048
    1,972,924  NCR Corp. (a)                       36,360,989
      154,029  NetApp, Inc.                         6,823,485
    1,577,428  Pure Storage, Inc.,
                  Class A (a)                      28,172,864
    2,234,863  Xerox Holdings Corp.                37,210,469
                                              ---------------
                                                  189,917,049
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                      2,203,929,920
               (Cost $1,696,752,101)          ---------------

               MONEY MARKET FUNDS -- 0.4%
    5,393,455  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                     5,393,455
    2,747,311  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                 2,747,311
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.4%                           8,140,766
               (Cost $8,140,766)              ---------------

               TOTAL INVESTMENTS -- 100.3%      2,212,070,686
               (Cost $1,704,892,867) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.3)%            (6,961,231)
                                              ---------------
               NET ASSETS -- 100.0%           $ 2,205,109,455
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $5,336,392 and the total value of the collateral held by the Fund is $5,393,455.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $1,716,174,123. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $516,000,101 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,103,538. The net unrealized appreciation was $495,896,563.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $2,203,929,920   $         --   $         --
Money Market
   Funds                   8,140,766             --             --
                      --------------------------------------------
Total Investments     $2,212,070,686   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     5,336,392
Non-cash Collateral(2)                             (5,336,392)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 42                 See Notes to Financial Statements

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               COMMERCIAL SERVICES & SUPPLIES
                  -- 5.6%
       89,606  Clean Harbors, Inc. (a)        $     5,340,517
       43,671  Republic Services, Inc.              3,810,295
       33,828  Waste Management, Inc.               3,707,549
                                              ---------------
                                                   12,858,361
                                              ---------------
               ELECTRIC UTILITIES -- 56.2%
      112,347  Alliant Energy Corp.                 6,049,886
       67,490  American Electric Power Co.,
                  Inc.                              5,863,531
      213,386  Avangrid, Inc.                      10,624,489
      112,134  Duke Energy Corp.                    9,502,235
      131,955  Edison International                 7,345,935
       76,397  Entergy Corp.                        8,031,617
      120,868  Evergy, Inc.                         7,835,872
       43,028  Eversource Energy                    3,875,532
      246,847  Exelon Corp.                         9,530,763
       46,196  FirstEnergy Corp.                    1,339,684
      149,047  Hawaiian Electric Industries,
                  Inc.                              5,404,444
       82,025  IDACORP, Inc.                        7,648,831
        7,456  NextEra Energy, Inc.                 2,092,899
      275,128  NRG Energy, Inc.                     9,302,078
       59,016  OGE Energy Corp.                     1,941,626
      201,987  PG&E Corp. (a)                       1,888,579
      122,226  Pinnacle West Capital Corp.         10,154,536
      346,671  PPL Corp.                            9,228,382
      138,211  Southern (The) Co.                   7,547,703
       57,334  Xcel Energy, Inc.                    3,958,339
                                              ---------------
                                                  129,166,961
                                              ---------------
               GAS UTILITIES -- 8.8%
       53,977  Atmos Energy Corp.                   5,721,022
      128,181  National Fuel Gas Co.                5,200,303
      281,697  UGI Corp.                            9,391,778
                                              ---------------
                                                   20,313,103
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 5.6%
      247,286  AES (The) Corp.                      3,766,166
      481,095  Vistra Corp.                         8,977,233
                                              ---------------
                                                   12,743,399
                                              ---------------
               MULTI-UTILITIES -- 22.0%
       76,394  Ameren Corp.                         6,129,854
       95,958  CenterPoint Energy, Inc.             1,824,162
       61,338  CMS Energy Corp.                     3,936,673
       99,626  Consolidated Edison, Inc.            7,654,266
       22,071  Dominion Energy, Inc.                1,788,413
       66,666  DTE Energy Co.                       7,708,590
      157,568  NiSource, Inc.                       3,852,538
      145,777  Public Service Enterprise
                  Group, Inc.                       8,154,765
       45,844  Sempra Energy                        5,705,744
       40,879  WEC Energy Group, Inc.               3,894,133
                                              ---------------
                                                   50,649,138
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               WATER UTILITIES -- 1.7%
       13,929  American Water Works Co., Inc. $     2,051,324
       42,415  Essential Utilities, Inc.            1,923,520
                                              ---------------
                                                    3,974,844
                                              ---------------
               TOTAL INVESTMENTS -- 99.9%         229,705,806
               (Cost $246,510,503) (b)

               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                 282,283
                                              ---------------
               NET ASSETS -- 100.0%           $   229,988,089
                                              ===============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $248,679,606. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,084,817 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $23,058,617. The net unrealized depreciation was $18,973,800.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  229,705,806   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 43

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2020

                                                                           FIRST TRUST         FIRST TRUST
                                                                             CONSUMER            CONSUMER          FIRST TRUST
                                                                          DISCRETIONARY          STAPLES              ENERGY
                                                                         ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                              (FXD)               (FXG)               (FXN)
                                                                         ----------------    ----------------    ----------------
ASSETS:
Investments, at value...............................................     $    961,688,931    $    264,802,315    $    637,723,361
Receivables:
      Capital shares sold...........................................                   --                  --                  --
      Investment securities sold....................................                   --                  --                  --
      Dividends.....................................................              193,336             199,320           1,694,226
      Securities lending income.....................................              101,791                  96              70,159
Prepaid expenses....................................................                3,095               3,194               2,638
                                                                         ----------------    ----------------    ----------------
      Total Assets..................................................          961,987,153         265,004,925         639,490,384
                                                                         ----------------    ----------------    ----------------

LIABILITIES:
Due to custodian....................................................                   --                  --                  --
Payables:
      Investment securities purchased...............................                   --                  --                  --
      Capital shares redeemed.......................................                   --                  --                  --
      Collateral for securities on loan.............................           12,456,346           6,340,570          23,299,954
      Investment advisory fees......................................              386,032             105,867             260,592
      Licensing fees................................................               59,985              32,949              38,832
      Audit and tax fees............................................               22,374              22,418              22,418
      Shareholder reporting fees....................................               16,407              17,665              10,424
      Trustees' fees................................................                2,391               2,390               2,327
Other liabilities...................................................               95,615              54,204              60,790
                                                                         ----------------    ----------------    ----------------
      Total Liabilities.............................................           13,039,150           6,576,063          23,695,337
                                                                         ----------------    ----------------    ----------------
NET ASSETS..........................................................     $    948,948,003    $    258,428,862    $    615,795,047
                                                                         ================    ================    ================

NET ASSETS CONSIST OF:
Paid-in capital.....................................................     $  1,399,001,754    $    514,373,783    $  1,151,276,884
Par value...........................................................              239,000              53,000             941,500
Accumulated distributable earnings (loss)...........................         (450,292,751)       (255,997,921)       (536,423,337)
                                                                         ----------------    ----------------    ----------------
NET ASSETS..........................................................     $    948,948,003    $    258,428,862    $    615,795,047
                                                                         ================    ================    ================
NET ASSET VALUE, per share..........................................     $          39.70    $          48.76    $           6.54
                                                                         ================    ================    ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................           23,900,002           5,300,002          94,150,002
                                                                         ================    ================    ================
Investments, at cost................................................     $    929,231,205    $    245,541,839    $    684,112,233
                                                                         ================    ================    ================
Securities on loan, at value........................................     $     11,810,851    $      6,235,908    $     22,716,329
                                                                         ================    ================    ================


Page 44                 See Notes to Financial Statements

                                           FIRST TRUST
  FIRST TRUST         FIRST TRUST         INDUSTRIALS/         FIRST TRUST         FIRST TRUST         FIRST TRUST
   FINANCIALS         HEALTH CARE       PRODUCER DURABLES       MATERIALS           TECHNOLOGY          UTILITIES
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND     ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
     (FXO)               (FXH)                (FXR)               (FXZ)               (FXL)               (FXU)
----------------    ----------------    -----------------    ----------------    ----------------    ----------------

$    544,898,046    $  1,348,938,834    $     180,527,065    $     97,271,852    $  2,212,070,686    $    229,705,806

              --                  --                   --           3,603,561                  --                  --
       3,387,769                  --                   --                  --                  --           2,751,125
         740,009             616,352               89,861              82,323              27,772             737,940
           2,921                  --                   79                 218              27,275                  --
           8,550               4,590                3,061               2,679               7,792               5,927
----------------    ----------------    -----------------    ----------------    ----------------    ----------------
     549,037,295       1,349,559,776          180,620,066         100,960,633       2,212,133,525         233,200,798
----------------    ----------------    -----------------    ----------------    ----------------    ----------------


              --                  --                   --                  --                  --              82,536

       3,426,064                  --                   --           3,599,273                  --                  --
              --                  --                   --                  --                  --           2,754,243
       6,921,703                  --              461,970             463,804           5,393,455                  --
         230,410             564,305               76,481              39,179             907,877             100,272
          75,195             300,962               19,239              10,327             254,853              79,910
          22,330              22,374               22,367              22,396              22,403              22,425
          63,409              42,948               15,723              10,318              70,219              38,616
           2,841               2,631                2,392               2,336               2,988               2,673
         123,314             317,803               42,777              18,266             372,275             132,034
----------------    ----------------    -----------------    ----------------    ----------------    ----------------
      10,865,266           1,251,023              640,949           4,165,899           7,024,070           3,212,709
----------------    ----------------    -----------------    ----------------    ----------------    ----------------
$    538,172,029    $  1,348,308,753    $     179,979,117    $     96,794,734    $  2,205,109,455    $    229,988,089
================    ================    =================    ================    ================    ================


$    876,291,834    $  1,906,450,067    $     386,524,267    $    242,952,467    $  2,207,695,367    $    439,646,715
         208,000             141,500               46,000              27,000             246,550              83,500
    (338,327,805)       (558,282,814)        (206,591,150)       (146,184,733)         (2,832,462)       (209,742,126)
----------------    ----------------    -----------------    ----------------    ----------------    ----------------
$    538,172,029    $  1,348,308,753    $     179,979,117    $     96,794,734    $  2,205,109,455    $    229,988,089
================    ================    =================    ================    ================    ================
$          25.87    $          95.29    $           39.13    $          35.85    $          89.44    $          27.54
================    ================    =================    ================    ================    ================

      20,800,002          14,150,002            4,600,002           2,700,002          24,655,000           8,350,002
================    ================    =================    ================    ================    ================
$    614,066,080    $  1,211,940,112    $     173,080,004    $     98,563,609    $  1,704,892,867    $    246,510,503
================    ================    =================    ================    ================    ================
$      6,644,839    $             --    $         449,442    $        459,969    $      5,336,392    $             --
================    ================    =================    ================    ================    ================


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2020

                                                                           FIRST TRUST         FIRST TRUST
                                                                             CONSUMER            CONSUMER          FIRST TRUST
                                                                          DISCRETIONARY          STAPLES              ENERGY
                                                                         ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                              (FXD)               (FXG)               (FXN)
                                                                         ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends...........................................................     $      4,850,539    $      7,060,183    $      4,179,626
Securities lending income (net of fees).............................              246,318                  97             434,242
Foreign withholding tax.............................................                   --                  --                  --
                                                                         ----------------    ----------------    ----------------
      Total investment income.......................................            5,096,857           7,060,280           4,613,868
                                                                         ----------------    ----------------    ----------------

EXPENSES:
Investment advisory fees............................................            1,819,618           1,499,905             759,661
Accounting and administration fees..................................              182,645             151,271              76,492
Licensing fees......................................................              145,569             119,992              60,773
Shareholder reporting fees..........................................               37,660              36,611              18,066
Custodian fees......................................................               32,518              26,172              12,894
Audit and tax fees..................................................               22,939              22,939              22,939
Transfer agent fees.................................................               18,102              14,999               7,522
Listing fees........................................................                9,243               9,243               9,244
Trustees' fees and expenses.........................................                7,269               7,271               7,067
Legal fees..........................................................                5,208               6,554              (1,403)
Other expenses......................................................                6,774               6,939               3,848
                                                                         ----------------    ----------------    ----------------
      Total expenses................................................            2,287,545           1,901,896             977,103
                                                                         ----------------    ----------------    ----------------
NET INVESTMENT INCOME (LOSS)........................................            2,809,312           5,158,384           3,636,765
                                                                         ----------------    ----------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................          (77,538,638)        (27,553,122)       (103,543,346)
      In-kind redemptions...........................................           45,045,856          21,790,127          12,183,994
                                                                         ----------------    ----------------    ----------------
Net realized gain (loss)............................................          (32,492,782)         (5,762,995)        (91,359,352)
                                                                         ----------------    ----------------    ----------------
Net change in unrealized appreciation (depreciation) on investments.           15,417,991          23,646,253         (11,197,032)
                                                                         ----------------    ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................          (17,074,791)         17,883,258        (102,556,384)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................     $    (14,265,479)   $     23,041,642    $    (98,919,619)
                                                                         ================    ================    ================


Page 46                 See Notes to Financial Statements

                                           FIRST TRUST
  FIRST TRUST         FIRST TRUST         INDUSTRIALS/         FIRST TRUST         FIRST TRUST         FIRST TRUST
   FINANCIALS         HEALTH CARE       PRODUCER DURABLES       MATERIALS           TECHNOLOGY          UTILITIES
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND     ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
     (FXO)               (FXH)                (FXR)               (FXZ)               (FXL)               (FXU)
----------------    ----------------    -----------------    ----------------    ----------------    ----------------

$     37,599,406    $      7,858,559    $       5,186,148    $      2,792,248    $     15,391,626    $     31,234,918
          29,079              82,400               23,612              19,520           1,122,034               1,800
         (22,730)                 --                   --                  --             (22,153)                 --
----------------    ----------------    -----------------    ----------------    ----------------    ----------------
      37,605,755           7,940,959            5,209,760           2,811,768          16,491,507          31,236,718
----------------    ----------------    -----------------    ----------------    ----------------    ----------------


       6,318,471           6,363,890            1,342,978             537,755          10,661,994           5,136,877
         591,920             611,026              135,766              55,070             953,972             499,204
         505,477             509,111              107,438              43,020             852,960             410,950
         128,859              66,957               33,500              23,019             158,109             102,415
         111,237              91,053               27,331              10,269             152,478              84,038
          22,939              22,939               22,939              22,939              22,939              22,939
          52,743              56,848               13,427               5,375              78,280              47,316
          13,673              10,291                9,243               9,243              11,418              10,371
           8,446               7,780                7,261               7,110               8,859               8,171
          27,560              29,241               (1,032)              1,293              53,176              33,766
          23,581              21,372                6,831               3,639              34,657              19,124
----------------    ----------------    -----------------    ----------------    ----------------    ----------------
       7,804,906           7,790,508            1,705,682             718,732          12,988,842           6,375,171
----------------    ----------------    -----------------    ----------------    ----------------    ----------------
      29,800,849             150,451            3,504,078           2,093,036           3,502,665          24,861,547
----------------    ----------------    -----------------    ----------------    ----------------    ----------------



    (166,723,291)        (94,346,084)         (37,688,803)        (24,658,559)       (215,168,601)        (82,041,509)
    (150,014,532)        315,202,545            1,521,783           3,374,441         406,993,694          21,428,363
----------------    ----------------    -----------------    ----------------    ----------------    ----------------
    (316,737,823)        220,856,461          (36,167,020)        (21,284,118)        191,825,093         (60,613,146)
----------------    ----------------    -----------------    ----------------    ----------------    ----------------
    (148,910,367)        116,645,310           (2,899,601)         10,549,321         215,549,299         (34,693,552)
----------------    ----------------    -----------------    ----------------    ----------------    ----------------
    (465,648,190)        337,501,771          (39,066,621)        (10,734,797)        407,374,392         (95,306,698)
----------------    ----------------    -----------------    ----------------    ----------------    ----------------

$   (435,847,341)   $    337,652,222    $     (35,562,543)   $     (8,641,761)   $    410,877,057    $    (70,445,151)
================    ================    =================    ================    ================    ================


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FIRST TRUST                           FIRST TRUST
                                                                 CONSUMER DISCRETIONARY                   CONSUMER STAPLES
                                                                    ALPHADEX(R) FUND                      ALPHADEX(R) FUND
                                                                         (FXD)                                 (FXG)
                                                          ------------------------------------  ------------------------------------
                                                             Year Ended         Year Ended         Year Ended         Year Ended
                                                              7/31/2020          7/31/2019          7/31/2020          7/31/2019
                                                          -----------------  -----------------  -----------------  -----------------

OPERATIONS:
Net investment income (loss)............................   $     2,809,312    $     3,231,559    $     5,158,384    $     5,043,876
Net realized gain (loss)................................       (32,492,782)         3,394,989         (5,762,995)       (16,244,507)
Net change in unrealized appreciation (depreciation)....        15,417,991         (4,579,483)        23,646,253         12,583,208
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations......................................       (14,265,479)         2,047,065         23,041,642          1,382,577
                                                           ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...................................        (3,533,221)        (2,816,656)        (5,348,032)        (8,074,707)
                                                           ---------------    ---------------    ---------------    ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................       938,313,476        118,936,453        104,301,401        124,804,864
Cost of shares redeemed.................................      (355,683,320)      (143,392,949)      (193,358,328)      (157,963,843)
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions........................       582,630,156        (24,456,496)       (89,056,927)       (33,158,979)
                                                           ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets.................       564,831,456        (25,226,087)       (71,363,317)       (39,851,109)

NET ASSETS:
Beginning of period.....................................       384,116,547        409,342,634        329,792,179        369,643,288
                                                           ---------------    ---------------    ---------------    ---------------
End of period...........................................   $   948,948,003    $   384,116,547    $   258,428,862    $   329,792,179
                                                           ===============    ===============    ===============    ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................         8,850,002          9,650,002          7,200,002          7,950,002
Shares sold.............................................        24,300,000          2,800,000          2,200,000          2,700,000
Shares redeemed.........................................        (9,250,000)        (3,600,000)        (4,100,000)        (3,450,000)
                                                           ---------------    ---------------    ---------------    ---------------
Shares outstanding, end of period.......................        23,900,002          8,850,002          5,300,002          7,200,002
                                                           ===============    ===============    ===============    ===============


Page 48                 See Notes to Financial Statements

            FIRST TRUST                             FIRST TRUST                             FIRST TRUST
               ENERGY                                FINANCIALS                             HEALTH CARE
          ALPHADEX(R) FUND                        ALPHADEX(R) FUND                        ALPHADEX(R) FUND
               (FXN)                                   (FXO)                                   (FXH)
------------------------------------    ------------------------------------    ------------------------------------
   Year Ended         Year Ended           Year Ended         Year Ended           Year Ended         Year Ended
    7/31/2020          7/31/2019            7/31/2020          7/31/2019            7/31/2020          7/31/2019
-----------------  -----------------    -----------------  -----------------    -----------------  -----------------


 $     3,636,765    $     3,078,942      $    29,800,849    $    21,435,515      $       150,451    $    (1,754,398)
     (91,359,352)       (69,838,515)        (316,737,823)        19,615,164          220,856,461         63,840,386
     (11,197,032)       (64,441,284)        (148,910,367)       (26,430,170)         116,645,310       (151,566,044)
 ---------------    ---------------      ---------------    ---------------      ---------------    ---------------

     (98,919,619)      (131,200,857)        (435,847,341)        14,620,509          337,652,222        (89,480,056)
 ---------------    ---------------      ---------------    ---------------      ---------------    ---------------


      (2,332,625)        (2,654,300)         (34,034,992)       (20,256,006)                  --                 --
 ---------------    ---------------      ---------------    ---------------      ---------------    ---------------


     750,311,311        156,076,566        1,178,265,404         74,828,025        1,479,716,526      1,723,952,631
    (155,637,525)      (337,620,739)      (1,158,563,694)      (333,749,514)      (1,652,799,967)    (1,514,477,381)
 ---------------    ---------------      ---------------    ---------------      ---------------    ---------------

     594,673,786       (181,544,173)          19,701,710       (258,921,489)        (173,083,441)       209,475,250
 ---------------    ---------------      ---------------    ---------------      ---------------    ---------------
     493,421,542       (315,399,330)        (450,180,623)      (264,556,986)         164,568,781        119,995,194


     122,373,505        437,772,835          988,352,652      1,252,909,638        1,183,739,972      1,063,744,778
 ---------------    ---------------      ---------------    ---------------      ---------------    ---------------
 $   615,795,047    $   122,373,505      $   538,172,029    $   988,352,652      $ 1,348,308,753    $ 1,183,739,972
 ===============    ===============      ===============    ===============      ===============    ===============


      11,250,002         25,600,002           30,550,002         39,100,002           15,250,002         13,850,002
     104,100,000         10,400,000           36,650,000          2,450,000           18,650,000         22,250,000
     (21,200,000)       (24,750,000)         (46,400,000)       (11,000,000)         (19,750,000)       (20,850,000)
 ---------------    ---------------      ---------------    ---------------      ---------------    ---------------
      94,150,002         11,250,002           20,800,002         30,550,002           14,150,002         15,250,002
 ===============    ===============      ===============    ===============      ===============    ===============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                      FIRST TRUST                           FIRST TRUST
                                                             INDUSTRIALS/PRODUCER DURABLES                   MATERIALS
                                                                    ALPHADEX(R) FUND                      ALPHADEX(R) FUND
                                                                         (FXR)                                 (FXZ)
                                                          ------------------------------------  ------------------------------------
                                                             Year Ended         Year Ended         Year Ended         Year Ended
                                                              7/31/2020          7/31/2019          7/31/2020          7/31/2019
                                                          -----------------  -----------------  -----------------  -----------------

OPERATIONS:
Net investment income (loss)............................   $     3,504,078    $     5,164,553    $     2,093,036    $     2,267,112
Net realized gain (loss)................................       (36,167,020)        21,656,111        (21,284,118)        (9,024,903)
Net change in unrealized appreciation (depreciation)....        (2,899,601)      (132,608,865)        10,549,321        (29,969,693)
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations......................................       (35,562,543)      (105,788,201)        (8,641,761)       (36,727,484)
                                                           ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...................................        (4,258,336)        (4,745,501)        (2,392,541)        (2,117,421)
                                                           ---------------    ---------------    ---------------    ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................        68,228,226        706,888,586         55,372,219         64,963,487
Cost of shares redeemed.................................      (226,600,830)    (1,797,275,535)      (114,912,380)      (172,775,616)
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions........................      (158,372,604)    (1,090,386,949)       (59,540,161)      (107,812,129)
                                                           ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets.................      (198,193,483)    (1,200,920,651)       (70,574,463)      (146,657,034)

NET ASSETS:
Beginning of period.....................................       378,172,600      1,579,093,251        167,369,197        314,026,231
                                                           ---------------    ---------------    ---------------    ---------------
End of period...........................................   $   179,979,117    $   378,172,600    $    96,794,734    $   167,369,197
                                                           ===============    ===============    ===============    ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................         8,900,002         38,250,002          4,350,002          7,250,002
Shares sold.............................................         1,650,000         17,350,000          1,500,000          1,650,000
Shares redeemed.........................................        (5,950,000)       (46,700,000)        (3,150,000)        (4,550,000)
                                                           ---------------    ---------------    ---------------    ---------------
Shares outstanding, end of period.......................         4,600,002          8,900,002          2,700,002          4,350,002
                                                           ===============    ===============    ===============    ===============


Page 50                 See Notes to Financial Statements

            FIRST TRUST                             FIRST TRUST
             TECHNOLOGY                              UTILITIES
          ALPHADEX(R) FUND                        ALPHADEX(R) FUND
               (FXL)                                   (FXU)
------------------------------------    ------------------------------------
   Year Ended         Year Ended           Year Ended         Year Ended
    7/31/2020          7/31/2019            7/31/2020          7/31/2019
-----------------  -----------------    -----------------  -----------------


 $     3,502,665    $    10,428,716      $    24,861,547    $    13,712,237
     191,825,093        243,984,837          (60,613,146)        26,261,291
     215,549,299        157,909,622          (34,693,552)        25,589,904
 ---------------    ---------------      ---------------    ---------------

     410,877,057        412,323,175          (70,445,151)        65,563,432
 ---------------    ---------------      ---------------    ---------------


      (4,987,541)        (9,561,020)         (30,455,522)       (10,275,866)
 ---------------    ---------------      ---------------    ---------------


   1,227,962,041      1,756,769,650        1,502,286,878      1,503,287,322
  (1,824,089,056)    (1,760,385,574)      (2,520,939,542)      (517,573,676)
 ---------------    ---------------      ---------------    ---------------

    (596,127,015)        (3,615,924)      (1,018,652,664)       985,713,646
 ---------------    ---------------      ---------------    ---------------
    (190,237,499)       399,146,231       (1,119,553,337)     1,041,001,212


   2,395,346,954      1,996,200,723        1,349,541,426        308,540,214
 ---------------    ---------------      ---------------    ---------------
 $ 2,205,109,455    $ 2,395,346,954      $   229,988,089    $ 1,349,541,426
 ===============    ===============      ===============    ===============


      34,555,000         35,305,000           46,750,002         11,700,002
      15,700,000         27,100,000           55,350,000         53,150,000
     (25,600,000)       (27,850,000)         (93,750,000)       (18,100,000)
 ---------------    ---------------      ---------------    ---------------
      24,655,000         34,555,000            8,350,002         46,750,002
 ===============    ===============      ===============    ===============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2020         2019         2018         2017         2016
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    43.40   $    42.42   $    37.53   $    36.06   $    37.29
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.36         0.37         0.43         0.34         0.53
Net realized and unrealized gain (loss)                       (3.61)        0.93         4.88         1.48        (1.43)
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                              (3.25)        1.30         5.31         1.82        (0.90)
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.45)       (0.32)       (0.42)       (0.35)       (0.33)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    39.70   $    43.40   $    42.42   $    37.53   $    36.06
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                              (7.39)%       3.13%       14.17%        5.10%       (2.34)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  948,948   $  384,117   $  409,343   $  407,197   $1,766,902
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.63%        0.64%        0.64%        0.63%        0.61%
Ratio of net expenses to average net assets                    0.63%        0.64%        0.64%        0.63%        0.61%
Ratio of net investment income (loss) to
   average net assets                                          0.77%        0.90%        1.03%        0.79%        1.39%
Portfolio turnover rate (b)                                     115%          97%         101%          93%         103%


FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2020         2019         2018         2017         2016
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    45.80   $    46.50   $    46.84   $    49.06   $    45.69
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.84         0.70         1.00         0.56         0.76
Net realized and unrealized gain (loss)                        2.98        (0.32)       (0.74)       (2.20)        3.38
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                               3.82         0.38         0.26        (1.64)        4.14
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.86)       (1.08)       (0.60)       (0.58)       (0.77)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    48.76   $    45.80   $    46.50   $    46.84   $    49.06
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                               8.46%        0.83%        0.53%       (3.31)%       9.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  258,429   $  329,792   $  369,643   $  461,376   $2,558,300
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.63%        0.64%        0.64%        0.62%        0.61%
Ratio of net expenses to average net assets                    0.63%        0.64%        0.64%        0.62%        0.61%
Ratio of net investment income (loss) to
   average net assets                                          1.72%        1.51%        2.09%        0.94%        1.60%
Portfolio turnover rate (b)                                     113%          90%         107%         100%         102%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 52                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2020         2019         2018         2017         2016
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    10.88   $    17.10   $    13.66   $    14.54   $    16.93
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.16         0.16         0.12         0.14         0.22
Net realized and unrealized gain (loss)                       (4.31)       (6.25)        3.47        (0.85)       (2.37)
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                              (4.15)       (6.09)        3.59        (0.71)       (2.15)
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.19)       (0.13)       (0.15)       (0.17)       (0.24)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $     6.54   $    10.88   $    17.10   $    13.66   $    14.54
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                             (38.32)%     (35.77)%      26.45%       (4.99)%     (12.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  615,795   $  122,374   $  437,773   $  249,296   $1,458,077
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.64%        0.65%        0.63%        0.63%        0.62%
Ratio of net expenses to average net assets                    0.64%        0.65%        0.63%        0.63%        0.62%
Ratio of net investment income (loss) to
   average net assets                                          2.39%        1.17%        0.68%        1.03%        1.40%
Portfolio turnover rate (b)                                     165%          99%         108%          55%         112%


FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2020         2019         2018         2017         2016
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    32.35   $    32.04   $    29.39   $    24.09   $    24.43
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.72         0.65         0.62         0.44         0.39
Net realized and unrealized gain (loss)                       (6.37)        0.25         2.61         5.30        (0.36)
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                              (5.65)        0.90         3.23         5.74         0.03
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.83)       (0.59)       (0.58)       (0.44)       (0.37)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    25.87   $    32.35   $    32.04   $    29.39   $    24.09
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                             (17.56)%       3.03%       11.06%       24.00%        0.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  538,172   $  988,353   $1,252,910   $1,121,234   $  710,692
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.62%        0.63%        0.63%        0.63%        0.64%
Ratio of net expenses to average net assets                    0.62%        0.63%        0.63%        0.63%        0.64%
Ratio of net investment income (loss) to
   average net assets                                          2.36%        2.06%        1.99%        1.72%        1.72%
Portfolio turnover rate (b)                                      90%          81%          70%          80%          75%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2020         2019         2018         2017         2016
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    77.62   $    76.80   $    66.92   $    61.55   $    69.63
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.01        (0.11)       (0.02)       (0.03)        0.00 (a) (b)
Net realized and unrealized gain (loss)                       17.66         0.93         9.90         5.40        (8.08)
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                              17.67         0.82         9.88         5.37        (8.08)
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                            --           --           --           --           --
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    95.29   $    77.62   $    76.80   $    66.92   $    61.55
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (c)                                              22.75%        1.07%       14.76%        8.72%      (11.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,348,309   $1,183,740   $1,063,745   $1,067,382   $1,147,893
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.61%        0.62%        0.63%        0.62%        0.61%
Ratio of net expenses to average net assets                    0.61%        0.62%        0.63%        0.62%        0.61%
Ratio of net investment income (loss) to
   average net assets                                          0.01%       (0.11)%      (0.03)%      (0.05)%       0.01%
Portfolio turnover rate (d)                                     107%         123%         107%         112%         118%


FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2020         2019         2018         2017         2016
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    42.49   $    41.28   $    35.36   $    28.94   $    29.46
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.58         0.30         0.28         0.17         0.24
Net realized and unrealized gain (loss)                       (3.29)        1.17         5.92         6.42        (0.51)
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                              (2.71)        1.47         6.20         6.59        (0.27)
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.65)       (0.26)       (0.28)       (0.17)       (0.25)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    39.13   $    42.49   $    41.28   $    35.36   $    28.94
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (c)                                              (6.30)%       3.67%       17.57%       22.81%       (0.82)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  179,979   $  378,173   $1,579,093   $1,444,369   $  159,169
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.64%        0.63%        0.62%        0.63%        0.66%
Ratio of net expenses to average net assets                    0.64%        0.63%        0.62%        0.63%        0.66%
Ratio of net investment income (loss) to
   average net assets                                          1.30%        0.71%        0.70%        0.53%        0.93%
Portfolio turnover rate (d)                                      97%          79%          91%         101%         103%


(a)   Based on average shares outstanding.

(b)   Amount is less than $0.01.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 54                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2020         2019         2018         2017         2016
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    38.48   $    43.31   $    38.63   $    34.32   $    30.68
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.71         0.50         0.40         0.48         0.41
Net realized and unrealized gain (loss)                       (2.57)       (4.88)        4.69         4.30         3.65
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                              (1.86)       (4.38)        5.09         4.78         4.06
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.77)       (0.45)       (0.41)       (0.47)       (0.42)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    35.85   $    38.48   $    43.31   $    38.63   $    34.32
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                              (4.78)%     (10.08)%      13.20%       14.01%       13.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $   96,795   $  167,369   $  314,026   $  260,726   $  250,558
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.67%        0.65%        0.64%        0.65%        0.66%
Ratio of net expenses to average net assets                    0.67%        0.65%        0.64%        0.65%        0.66%
Ratio of net investment income (loss) to
   average net assets                                          1.95%        1.27%        0.92%        1.40%        1.26%
Portfolio turnover rate (b)                                      84%          82%          92%          84%         113%


FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2020         2019         2018         2017         2016
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    69.32   $    56.54   $    45.12   $    34.84   $    34.98
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.11         0.31         0.09         0.32         0.27
Net realized and unrealized gain (loss)                       20.17        12.75        11.43        10.32        (0.14)
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                              20.28        13.06        11.52        10.64         0.13
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.16)       (0.28)       (0.10)       (0.36)       (0.27)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    89.44   $    69.32   $    56.54   $    45.12   $    34.84
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                              29.33%       23.20%       25.55%       30.72%        0.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $2,205,109   $2,395,347   $1,996,201   $  607,101   $  491,478
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.61%        0.61%        0.63%        0.63%        0.63%
Ratio of net expenses to average net assets                    0.61%        0.61%        0.63%        0.63%        0.63%
Ratio of net investment income (loss) to
   average net assets                                          0.16%        0.50%        0.17%        0.82%        0.82%
Portfolio turnover rate (b)                                     110%          91%         127%         115%         109%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2020         2019         2018         2017         2016
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    28.87   $    26.37   $    27.64   $    27.46   $    23.06
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   1.05         0.63         0.98         0.76         0.73
Net realized and unrealized gain (loss)                       (1.29)        2.43        (1.30)        0.19         4.38
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                              (0.24)        3.06        (0.32)        0.95         5.11
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (1.09)       (0.56)       (0.95)       (0.77)       (0.71)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    27.54   $    28.87   $    26.37   $    27.64   $    27.46
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                              (0.70)%      11.71%       (1.09)%       3.57%       22.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  229,988   $1,349,541   $  308,540   $1,350,332   $1,831,298
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.62%        0.63%        0.63%        0.62%        0.62%
Ratio of net expenses to average net assets                    0.62%        0.63%        0.63%        0.62%        0.62%
Ratio of net investment income (loss) to
   average net assets                                          2.42%        2.23%        2.67%        2.74%        2.79%
Portfolio turnover rate (b)                                      64%          60%          76%          57%          71%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2020

                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds considered either a Sector Fund or a Style Fund. This report covers the nine Sector Funds listed below. The shares of each Sector Fund are listed and traded on NYSE Arca, Inc.

    First Trust Consumer Discretionary AlphaDEX(R) Fund - (ticker "FXD")
    First Trust Consumer Staples AlphaDEX(R) Fund - (ticker "FXG")
    First Trust Energy AlphaDEX(R) Fund - (ticker "FXN")
    First Trust Financials AlphaDEX(R) Fund - (ticker "FXO")
    First Trust Health Care AlphaDEX(R) Fund - (ticker "FXH")
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund - (ticker "FXR") First Trust Materials AlphaDEX(R) Fund - (ticker "FXZ")
    First Trust Technology AlphaDEX(R) Fund - (ticker "FXL")
    First Trust Utilities AlphaDEX(R) Fund - (ticker "FXU")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                               INDEX
First Trust Consumer Discretionary AlphaDEX(R) Fund                StrataQuant(R) Consumer Discretionary Index(1)
First Trust Consumer Staples AlphaDEX(R) Fund                      StrataQuant(R) Consumer Staples Index(1)
First Trust Energy AlphaDEX(R) Fund                                StrataQuant(R) Energy Index(1)
First Trust Financials AlphaDEX(R) Fund                            StrataQuant(R) Financials Index(1)
First Trust Health Care AlphaDEX(R) Fund                           StrataQuant(R) Health Care Index(1)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund         StrataQuant(R) Industrials Index(1)
First Trust Materials AlphaDEX(R) Fund                             StrataQuant(R) Materials Index(1)
First Trust Technology AlphaDEX(R) Fund                            StrataQuant(R) Technology Index(1)
First Trust Utilities AlphaDEX(R) Fund                             StrataQuant(R) Utilities Index(1)


(1) This index is developed, maintained and sponsored by ICE Data Indices, LLC or its affiliates ("IDI"), and licensed to First Trust Portfolios L.P. ("FTP"), the distributor of the Trust, by IDI. IDI is a successor-in-interest to previous entities that maintained the index in NYSE Group, Inc. and American Stock Exchange LLC.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2020

advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2020

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of July 31, 2020, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2020, all the Funds except FXH and FXU had securities in the securities lending program. During the fiscal year ended July 31, 2020, all the Funds participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2020

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended July 31, 2020, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of July 31, 2020.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2020 was as follows:

                                                           Distributions paid from  Distributions paid from  Distributions paid from
                                                               Ordinary Income           Capital Gains          Return of Capital
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $    3,533,221          $            --           $           --
First Trust Consumer Staples AlphaDEX(R) Fund                        5,348,032                       --                       --
First Trust Energy AlphaDEX(R) Fund                                  2,332,625                       --                       --
First Trust Financials AlphaDEX(R) Fund                             34,034,992                       --                       --
First Trust Health Care AlphaDEX(R) Fund                                    --                       --                       --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund           4,258,336                       --                       --
First Trust Materials AlphaDEX(R) Fund                               2,392,541                       --                       --
First Trust Technology AlphaDEX(R) Fund                              4,987,541                       --                       --
First Trust Utilities AlphaDEX(R) Fund                              30,455,522                       --                       --

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2019 was as follows:

                                                           Distributions paid from  Distributions paid from  Distributions paid from
                                                               Ordinary Income           Capital Gains          Return of Capital
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $    2,816,656          $            --           $           --
First Trust Consumer Staples AlphaDEX(R) Fund                        8,074,707                       --                       --
First Trust Energy AlphaDEX(R) Fund                                  2,654,300                       --                       --
First Trust Financials AlphaDEX(R) Fund                             20,256,006                       --                       --
First Trust Health Care AlphaDEX(R) Fund                                    --                       --                       --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund           4,745,501                       --                       --
First Trust Materials AlphaDEX(R) Fund                               2,117,421                       --                       --
First Trust Technology AlphaDEX(R) Fund                              9,561,020                       --                       --
First Trust Utilities AlphaDEX(R) Fund                              10,275,866                       --                       --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2020

As of July 31, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                          Accumulated
                                                                Undistributed             Capital and            Net Unrealized
                                                                  Ordinary                   Other                Appreciation
                                                                   Income                 Gain (Loss)            (Depreciation)
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $       98,971          $  (466,302,471)          $   15,910,749
First Trust Consumer Staples AlphaDEX(R) Fund                          198,506             (274,074,178)              17,877,751
First Trust Energy AlphaDEX(R) Fund                                  1,827,486             (469,339,224)             (68,911,599)
First Trust Financials AlphaDEX(R) Fund                              1,830,492             (264,244,884)             (75,913,413)
First Trust Health Care AlphaDEX(R) Fund                               (30,924)            (675,458,254)             117,206,364
First Trust Industrials/Producer Durables AlphaDEX(R) Fund              85,255             (211,251,781)               4,575,376
First Trust Materials AlphaDEX(R) Fund                                  82,775             (143,809,632)              (2,457,876)
First Trust Technology AlphaDEX(R) Fund                                     --             (498,729,025)             495,896,563
First Trust Utilities AlphaDEX(R) Fund                                 818,264             (191,586,590)             (18,973,800)

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of July 31, 2020, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2020, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.

                                                                               Non-Expiring
                                                                               Capital Loss
                                                                               Carryforward
                                                                           --------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                           $  466,302,471
First Trust Consumer Staples AlphaDEX(R) Fund                                    274,074,178
First Trust Energy AlphaDEX(R) Fund                                              469,339,224
First Trust Financials AlphaDEX(R) Fund                                          264,244,884
First Trust Health Care AlphaDEX(R) Fund                                         675,458,254
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                       211,251,781
First Trust Materials AlphaDEX(R) Fund                                           143,809,632
First Trust Technology AlphaDEX(R) Fund                                          498,729,025
First Trust Utilities AlphaDEX(R) Fund                                           191,586,590

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2020, the following Fund listed below incurred and elected to defer net late year ordinary or capital losses as follows:

                                                                   Qualified Late Year Losses
                                                                   --------------------------
                                                           Ordinary Losses             Capital Losses
                                                           ---------------             --------------
First Trust Health Care AlphaDEX(R) Fund                   $        30,924             $           --

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2020

to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2020, the adjustments for each Fund were as follows:

                                                                                      Accumulated
                                                                Accumulated           Net Realized
                                                               Net Investment         Gain (Loss)             Paid-in
                                                               Income (Loss)         on Investments           Capital
                                                             ------------------    ------------------    ------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund          $               --    $      (41,006,858)   $       41,006,858
First Trust Consumer Staples AlphaDEX(R) Fund                                --           (15,960,122)           15,960,122
First Trust Energy AlphaDEX(R) Fund                                          --            (1,573,337)            1,573,337
First Trust Financials AlphaDEX(R) Fund                                 201,664           164,164,878          (164,366,542)
First Trust Health Care AlphaDEX(R) Fund                                708,195          (268,979,701)          268,271,506
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                   --             2,454,365            (2,454,365)
First Trust Materials AlphaDEX(R) Fund                                       --               589,888              (589,888)
First Trust Technology AlphaDEX(R) Fund                                 586,656          (392,075,030)          391,488,374
First Trust Utilities AlphaDEX(R) Fund                                       --            (7,667,028)            7,667,028

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

FTP has entered into licensing agreements with IDI for each of the Funds. The license agreements allow for the use by FTP of certain trademarks and trade names of IDI. The Funds and First Trust are sub-licensees to the license agreement. The Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is paid an annual management fee of 0.50% of each Fund's average daily net assets. The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least November 30, 2021.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

For the fiscal year ended July 31, 2020, there were no fees waived or expenses reimbursed by First Trust for the Funds. As of July 31, 2020, none of the Funds had previously waived fees or expenses reimbursed that are subject to recovery.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2020

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended July 31, 2020, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                             Purchases              Sales
                                                                          ---------------      ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                       $   438,225,619      $   437,809,375
First Trust Consumer Staples AlphaDEX(R) Fund                                 333,763,932          334,285,291
First Trust Energy AlphaDEX(R) Fund                                           274,804,340          274,261,175
First Trust Financials AlphaDEX(R) Fund                                     1,099,094,133        1,098,867,935
First Trust Health Care AlphaDEX(R) Fund                                    1,365,472,560        1,365,492,609
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                    259,641,861          260,741,769
First Trust Materials AlphaDEX(R) Fund                                         92,011,069           92,436,400
First Trust Technology AlphaDEX(R) Fund                                     2,367,667,870        2,370,826,330
First Trust Utilities AlphaDEX(R) Fund                                        647,866,072          640,272,214

For the fiscal year ended July 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                             Purchases              Sales
                                                                          ---------------      ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                       $   936,291,363      $   355,013,997
First Trust Consumer Staples AlphaDEX(R) Fund                                 104,191,164          192,962,254
First Trust Energy AlphaDEX(R) Fund                                           748,978,331          155,219,944
First Trust Financials AlphaDEX(R) Fund                                     1,171,189,813        1,151,743,586
First Trust Health Care AlphaDEX(R) Fund                                    1,477,848,600        1,650,763,723
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                     68,156,145          225,979,597
First Trust Materials AlphaDEX(R) Fund                                         55,258,819          114,734,246
First Trust Technology AlphaDEX(R) Fund                                     1,227,251,612        1,823,385,484
First Trust Utilities AlphaDEX(R) Fund                                      1,493,238,488        2,505,667,901

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The Creation Transaction Fee may increase or decrease with changes in each Fund's portfolio. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2020

The Redemption Transaction Fee may increase or decrease with changes in each Fund's portfolio. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2021.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, and First Trust Utilities AlphaDEX(R) Fund (the "Funds"), each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund, including the portfolios of investments, as of July 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
September 23, 2020

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2020 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended July 31, 2020, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                            Dividends Received
                                                                                 Deduction
                                                                           ---------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                               100.00%
First Trust Consumer Staples AlphaDEX(R) Fund                                     100.00%
First Trust Energy AlphaDEX(R) Fund                                               100.00%
First Trust Financials AlphaDEX(R) Fund                                            84.95%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                        100.00%
First Trust Materials AlphaDEX(R) Fund                                            100.00%
First Trust Technology AlphaDEX(R) Fund                                           100.00%
First Trust Utilities AlphaDEX(R) Fund                                            100.00%

For the taxable year ended July 31, 2020, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

                                                                            Qualified Dividend
                                                                                  Income
                                                                           ---------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                               100.00%
First Trust Consumer Staples AlphaDEX(R) Fund                                     100.00%
First Trust Energy AlphaDEX(R) Fund                                               100.00%
First Trust Financials AlphaDEX(R) Fund                                            85.71%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                        100.00%
First Trust Materials AlphaDEX(R) Fund                                            100.00%
First Trust Technology AlphaDEX(R) Fund                                           100.00%
First Trust Utilities AlphaDEX(R) Fund                                            100.00%

A portion of each of the First Trust Exchange-Traded AlphaDEX(R) Sector Funds' 2020 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended July 31, 2020, may be eligible for the Qualified Business Income Deduction (QBI) under Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2020 (UNAUDITED)


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2020 (UNAUDITED)

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom's Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2020 (UNAUDITED)


                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded AlphaDEX(R) Fund funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2019, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $2,786,563. This figure is comprised of $173,009 paid (or to be paid) in fixed compensation and $2,613,554 paid (or to be paid) in variable compensation. There were a total of 15 beneficiaries of the remuneration described above. Those amounts include $1,627,293 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,159,270 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                               ADVISORY AGREEMENT

 BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

         First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD)
         First Trust Consumer Staples AlphaDEX(R) Fund (FXG)
         First Trust Energy AlphaDEX(R) Fund (FXN)
         First Trust Financials AlphaDEX(R) Fund (FXO)
         First Trust Health Care AlphaDEX(R) Fund (FXH)
         First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR) First Trust Materials AlphaDEX(R) Fund (FXZ)
         First Trust Technology AlphaDEX(R) Fund (FXL)
         First Trust Utilities AlphaDEX(R) Fund (FXU)

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2020 (UNAUDITED)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Funds since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through November 30, 2021. For each Fund, the Board noted that expenses reimbursed and fees waived by the Advisor are subject to recovery by the Advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's Expense Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the


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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2020 (UNAUDITED)

Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2019 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. The Board considered the Advisor's explanations of how the AlphaDEX(R) stock selection methodology impacts Fund performance in various market environments, and the Advisor's statement that AlphaDEX(R) is designed to provide long-term outperformance. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each Fund's performance to that of its respective Performance Universe and to that of a broad-based benchmark index, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2019 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee.

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process,

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2020 (UNAUDITED)

including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee's annual meeting held on March 20, 2020 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted a highly liquid investment minimum.

As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2020 (UNAUDITED)


The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                 NUMBER OF            OTHER
                                                                                               PORTFOLIOS IN     TRUSTEESHIPS OR
                                TERM OF OFFICE                                                THE FIRST TRUST     DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                 FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;         184         None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016); Member, Sportsmed
                                                   LLC (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.          184         Director of ADM
(1957)                                             (Futures Commission Merchant)                                Investor Services,
                               o Since Inception                                                                Inc., ADM Investor
                                                                                                                Services
                                                                                                                International,
                                                                                                                Futures Industry
                                                                                                                Association, and
                                                                                                                National Futures
                                                                                                                Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial           184         Director of Trust
(1956)                                             and Management Consulting)                                   Company of
                               o Since Inception                                                                Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),         184         None
(1954)                                             Managing Director and Chief Operating
                               o Since Inception   Officer (January 2015 to August 2018),
                                                   Pelita Harapan Educational Foundation
                                                   (Educational Product and Services);
                                                   President and Chief Executive Officer
                                                   (June 2012 to September 2014), Servant
                                                   Interactive LLC (Educational Products
                                                   and Services); President and Chief
                                                   Executive Officer (June 2012 to
                                                   September 2014), Dew Learning LLC
                                                   (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust             184         None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2020 (UNAUDITED)

                              POSITION AND               TERM OF OFFICE
     NAME AND                    OFFICES                  AND LENGTH OF                       PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST                    SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief Executive   o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                Officer                                                 (January 2016 to Present), Controller (January 2011 to
                                                      o Since January 2016    January 2016), Senior Vice President (April 2007 to
                                                                              January 2016), First Trust Advisors L.P. and First
                                                                              Trust Portfolios L.P.; Chief Financial Officer
                                                                              (January 2016 to Present), BondWave LLC (Software
                                                                              Development Company) and Stonebridge Advisors
                                                                              LLC (Investment Advisor)


Donald P. Swade       Treasurer, Chief Financial      o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                       President (April 2012 to July 2016), First Trust
                      Accounting Officer              o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.


W. Scott Jardine      Secretary and Chief             o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                           Trust Portfolios L.P.; Secretary and General Counsel,
                                                      o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC


Daniel J. Lindquist   Vice President                  o Indefinite Term       Managing Director, First Trust Advisors L.P. and
(1970)                                                                        First Trust Portfolios L.P.
                                                      o Since Inception


Kristi A. Maher       Chief Compliance Officer        o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                                 and First Trust Portfolios L.P.
                                                      o Chief Compliance
                                                        Officer Since
                                                        January 2011

                                                      o Assistant Secretary
                                                        Since Inception


Roger F. Testin       Vice President                  o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1966)                                                                        and First Trust Portfolios L.P.
                                                      o Since Inception


Stan Ueland           Vice President                  o  Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1970)                                                                        and First Trust Portfolios L.P.
                                                      o  Since Inception

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2020 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2020

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


--------------------------------------------------------------------------------

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
SECTOR FUNDS

--------------------------------------------------------------------------------

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

--------------------------------------------------------------------------------
FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND


Annual Report                                                      July 31, 2020
--------------------------------------------------------------------------------

AlphaDEX(R) Style Funds
-----------------------

First Trust Large Cap Core AlphaDEX(R) Fund (FEX)
First Trust Mid Cap Core AlphaDEX(R) Fund (FNX)
First Trust Small Cap Core AlphaDEX(R) Fund (FYX)
First Trust Large Cap Value AlphaDEX(R) Fund (FTA)
First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)
First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)
First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)
First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)
First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY)
First Trust Small Cap Value AlphaDEX(R) Fund (FYT)
First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)
First Trust Mega Cap AlphaDEX(R) Fund (FMK)


                                  ALPHADEX(R)
                                 FAMILY OF ETFs


      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 ANNUAL REPORT
                                 JULY 31, 2020

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
      First Trust Large Cap Core AlphaDEX(R) Fund (FEX).....................   4
      First Trust Mid Cap Core AlphaDEX(R) Fund (FNX).......................   6
      First Trust Small Cap Core AlphaDEX(R) Fund (FYX).....................   8
      First Trust Large Cap Value AlphaDEX(R) Fund (FTA)....................  10
      First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)...................  12
      First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)....................  14
      First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)...................  16
      First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)......................  18
      First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY).....................  20
      First Trust Small Cap Value AlphaDEX(R) Fund (FYT)....................  22
      First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)...................  24
      First Trust Mega Cap AlphaDEX(R) Fund (FMK)...........................  26
Notes to Fund Performance Overview..........................................  28
Understanding Your Fund Expenses............................................  29
Portfolio of Investments
      First Trust Large Cap Core AlphaDEX(R) Fund (FEX).....................  31
      First Trust Mid Cap Core AlphaDEX(R) Fund (FNX).......................  37
      First Trust Small Cap Core AlphaDEX(R) Fund (FYX).....................  44
      First Trust Large Cap Value AlphaDEX(R) Fund (FTA)....................  52
      First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)...................  56
      First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)....................  60
      First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)...................  70
      First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)......................  79
      First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY).....................  84
      First Trust Small Cap Value AlphaDEX(R) Fund (FYT)....................  89
      First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)...................  94
      First Trust Mega Cap AlphaDEX(R) Fund (FMK)...........................  99
Statements of Assets and Liabilities........................................ 102
Statements of Operations.................................................... 105
Statements of Changes in Net Assets......................................... 108
Financial Highlights........................................................ 112
Notes to Financial Statements............................................... 119
Report of Independent Registered Public Accounting Firm..................... 128
Additional Information...................................................... 129
Board of Trustees and Officers.............................................. 136
Privacy Policy.............................................................. 138

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks in investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JULY 31, 2020

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the Style Funds of the First Exchange-Traded AlphaDEX(R) Fund (the "Funds"), which contains detailed information about the Funds for the 12-month period ended July 31, 2020.

When I think back to the direction the U.S. economy was headed midway through 2018, the first thought that comes to mind is normalization. At that time, it was a welcome notion. If you recall, the Trump Administration signed the Tax Cuts & Jobs Act of 2017 on December 22, 2017. Perhaps the most exciting part of the new tax law was the slashing of the federal corporate tax rate from 35%, which was among the highest of any country in the world, to 21%. This was well received, in our opinion. U.S. economic activity was rising even before the ink was dry on the tax bill. Real U.S. gross domestic product grew at an annualized rate of 3.9% in the fourth quarter of 2017, and then rose an annualized 3.8% in the first quarter of 2018, according to the Bureau of Economic Analysis. The last time U.S. economic growth had exceeded the 3.0% mark was in the first quarter of 2015. Over the two terms of the Obama Administration (2009-2016), U.S. economic growth averaged just 2.0%, which was modest by historical standards. Brian Wesbury, Chief Economist at First Trust Advisors L.P., referred to it as the "Plow Horse Economy." The main takeaway here is that the Trump Administration's tax cuts were helping to drive economic growth to more normalized levels. The process had begun.

As economic growth was normalizing in 2018, so were interest rates and bond yields. The Federal Reserve (the "Fed") raised the federal funds target rate (upper bound) from 1.50% at the start of 2018 to 2.50% at year-end, or an increase of 100 basis points ("bps"). The yield on the 10-Year Treasury Note ("T-Note"), which the Fed does not control, rose 83 bps from the start of 2018 to its calendar year peak of 3.24% on November 8, 2018. The point here is that while interest rates and bond yields were well into the process of normalizing, they were still below their historical norms. For the 30-year period ended December 31, 2018, the federal funds target rate (upper bound) averaged 3.18%, while the 10-Year T-Note's average yield was 4.71%, according to Bloomberg. If you recall, industry pundits had been characterizing the persistent low-rate, low-growth climate as the "new normal." While the concept of getting back to normal in the economy and markets looked achievable, in the end, it was not meant to be. What derailed the momentum? In a word: tariffs. In March 2018, less than three months after enacting its tax reform legislation, the Trump Administration initiated a tariff program targeting imported goods and services from the major trading partners of the U.S. In February 2020, the White House acknowledged that the Trump Administration's trade policies "depressed economic growth and business investment," according to Bloomberg. President Trump was pressuring the Fed to lower interest rates months before the coronavirus ("COVID-19") showed itself. The tariffs are still in play today.

Let us fast forward to today's climate. For all intents and purposes, from a monetary policy standpoint, we are back to where we were following the 2008-2009 financial crisis. The federal funds target rate (upper bound) stood at 0.25% on July 31, 2020. That is where it sat from December 2008 to December 2015. That puts us farther away from normalcy than we were leading up to 2018. While the COVID-19 pandemic was what drove the U.S. economy into a recession and what pushed the stock market into bear market territory, at least for a few months, we know that there are other headwinds to be navigated, such as government trade policies and elections. There are always going to be headwinds to be navigated. As of July 31, 2020, the yield on the 10-Year T-Note was 0.53%, which was about 150 bps below where it stood at the close of December 2008. The Fed has stated that it is in no rush to raise interest rates. Inflation levels are subdued. By keeping interest rates artificially low, the Fed is incentivizing investors to assume more risk to potentially earn a higher return on their capital. With the help of the Fed, the stock and bond markets have proved their resiliency once again, despite how destructive COVID-19 has been to date. Investors should take solace in that fact. Maybe the new normal will work as well for investors as what we deemed normal in the past. Stay the course!

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2020

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 27 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE U.S./GLOBAL ECONOMY

A year ago, we were laser focused on the Trump Administration's trade war with China. Little did we know back then that we would be swapping anxiety over tariffs for a virus pandemic. The coronavirus ("COVID-19") has been front and center since its onset early in the first quarter of 2020. Its arrival ended the bull market in stocks and temporarily shuttered a major chunk of not only the U.S. economy, but economies around the globe. The U.S. economy contracted by an annualized 5.0% in the first quarter of 2020 and then plunged an annualized 32.9% in the second quarter of 2020, according to the Bureau of Economic Analysis. The National Bureau of Economic Research, the organization that determines the beginning and end of business cycles in the U.S., reported on June 8, 2020, that U.S. economic activity peaked in February of this year. That marked the end of a 128-month economic expansion, the longest in this nation's history. We now know that the U.S. economy is in a recession.

While the trillions of dollars of stimulus that has been appropriated by government leaders and central bankers throughout the globe is helping to prop up economies decimated (financial cost and human toll) by COVID-19, we believe that its primary objective is to simply buy time so that health care companies can develop therapeutics and vaccines to combat the virus. There are indicators we can cite that show just how rough it is in the business world despite the stimulus efforts. One of our go to barometers is the default rate on lower-quality, high yield corporate bonds. As of July 31, 2020, the trailing 12-month global speculative-grade default rate was 6.1%, according to Moody's Investors Service. It now stands above its historical average of 4.1%. Moody's estimates that it will climb to 8.8% by the end of 2020. That happens to coincide with the target date for when some pundits believe we could see the first FDA-approved vaccines for COVID-19. This is something we plan to monitor closely.

The International Monetary Fund ("IMF") is forecasting year-over-year global growth rate estimates of -4.9% for 2020 and 5.4% for 2021, compared to 3.6% in 2018 and 2.9% in 2019. With respect to the U.S., it sees gross domestic product growth declining by an estimated 8.0% in 2020 and then rebounding 4.5% in 2021. That is in line with the -8.0% and 4.8% estimates for 2020 and 2021 for all Advanced Economies. Emerging Market and Developing Economies are expected to hold up better than their developed nation counterparts. The IMF puts their growth rate targets at -3.0% for 2020 and 5.9% for 2021.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs") listed globally stood at an all-time high of $6.66 trillion in July 2020, up from $5.74 trillion a year ago, according to its own release. Total assets of U.S. listed ETFs/ETPs stood at an all-time high of $4.61 trillion, up from $4.02 trillion a year ago.

STYLE/EQUITY INVESTING

One barometer for gauging investors' appetites for equities is tracking money flows in and out of open-end mutual funds and ETFs. The flows are reported over time on a rolling 12-month basis. For the 12-month period ended July 31, 2020, U.S. Equity funds/ETFs reported estimated net outflows totaling $177.64 billion, according to data from Morningstar. As has been the case in recent years, investors are favoring passive funds over actively managed funds. Passive U.S. Equity funds/ETFs reported estimated net inflows totaling $62.14 billion, compared to estimated net outflows totaling $239.78 billion for actively managed U.S. Equity funds/ETFs.

For the 12-month period ended July 31, 2020, U.S. Large Blend, U.S. Large Growth and U.S. Large Value equity funds/ETFs reported estimated net flows totaling -$4.81 billion, -$59.38 billion and -$29.68 billion, respectively, according to Morningstar. U.S. Mid-Cap Blend, U.S. Mid-Cap Growth and U.S. Mid-Cap Value equity funds/ETFs reported estimated net flows totaling -$12.34 billion, -$14.30 billion and -$21.91 billion, respectively. U.S. Small Blend, U.S. Small Growth and U.S. Small Value equity funds/ETFs reported estimated net flows totaling -$10.30 billion, -$12.44 billion and -$2.99 billion, respectively. Overall, investors were not particularly interested in style-driven portfolios over the past year.

For the 12-month period ended July 31, 2020, the S&P 500(R) Index posted a total return of 11.96%, according to Bloomberg. Growth stocks outperformed value stocks by a huge margin for the same period. The S&P 500(R) Growth Index posted a total return of 24.55%, compared to -2.72% for the S&P 500(R) Value Index in the period. The S&P MidCap 400(R) Index posted a total return of -3.54% for the same period. Growth stocks significantly outperformed value stocks in the period. The S&P MidCap 400(R) Growth Index posted a total return of 5.38%, compared to -13.39% for the S&P MidCap 400(R) Value Index. The S&P SmallCap 600(R) Index posted a total return of -8.68% in the period. Despite posting a negative return, growth stocks outperformed value stocks in the period. The S&P SmallCap 600(R) Growth Index posted a total return of -1.58%, compared to -16.31% for the S&P SmallCap 600(R) Value Index for the same period.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

The First Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Large Cap Core Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FEX."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 500 Large Cap Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

-----------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                 Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                              1.95%      7.72%      11.53%       6.99%       45.01%     197.83%      144.38%
Market Price                     1.95%      7.69%      11.53%       6.99%       44.87%     197.85%      144.34%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Large Cap Core Index(1)       2.58%       N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US 500 Large
   Cap Index(1)                 13.58%       N/A        N/A          N/A          N/A        N/A          N/A
S&P 500(R) Index                11.96%     11.49%      13.84%       8.29%       72.23%     265.58%      186.97%
-----------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 1.95% during the period covered by this report. During the same period, the S&P 500(R) Index (the "Benchmark") generated a return of 11.96%. During the period covered by this report, the Fund allocated 17.4% to the Information Technology sector and 17.1% to the Financials sector, the two largest allocations in the period. The allocation to the Information Technology sector also contributed 5.1% to the Fund's return, which was more than any other sector. Investments in the Financials sector contributed -3.1% to the Fund's return, which was the largest negative contribution of any sector. On a relative basis, the Fund underperformed the Benchmark. The largest source of the underperformance came from investments in the Information Technology sector, which caused -3.1% of underperformance for the Fund versus the Benchmark. The greatest source of outperformance for the Fund versus the Benchmark was 0.8%, which was earned from investments in the Health Care sector.

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       23.26%
Financials                                   16.62
Health Care                                  13.28
Industrials                                  11.34
Consumer Discretionary                        9.98
Communication Services                        6.19
Utilities                                     5.18
Consumer Staples                              4.21
Energy                                        3.85
Materials                                     3.69
Real Estate                                   2.40
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Tesla, Inc.                                   0.56%
PulteGroup, Inc.                              0.54
Twilio, Inc., Class A                         0.54
DocuSign, Inc.                                0.53
Square, Inc., Class A                         0.53
D.R. Horton, Inc.                             0.51
West Pharmaceutical Services, Inc.            0.50
Universal Health Services, Inc.,
   Class B                                    0.50
Pfizer, Inc.                                  0.50
Lennar Corp., Class A                         0.50
                                            -------
  Total                                       5.21%
                                            =======

         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                JULY 31, 2010 - JULY 31, 2020

            First Trust Large Cap      S&P 500(R)
            Core AlphaDEX(R) Fund        Index
7/10               $10,000              $10,000
1/11                11,901               11,793
7/11                12,055               11,965
1/12                12,143               12,289
7/12                12,320               13,058
1/13                14,165               14,352
7/13                16,188               16,322
1/14                17,399               17,440
7/14                19,075               19,086
1/15                19,822               19,920
7/15                20,538               21,225
1/16                18,388               19,788
7/16                21,276               22,418
1/17                22,789               23,754
7/17                24,824               26,013
1/18                28,416               30,027
7/18                28,229               30,237
1/19                26,716               29,332
7/19                29,214               32,654
1/20                30,378               35,694
7/20                29,783               36,558

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         148              0                0            0
8/1/16 - 7/31/17         156              0                0            0
8/1/17 - 7/31/18         139              0                0            0
8/1/18 - 7/31/19         123              3                0            0
8/1/19 - 7/31/20          30              0                0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         103              0               0             0
8/1/16 - 7/31/17          96              0               0             0
8/1/17 - 7/31/18         113              0               0             0
8/1/18 - 7/31/19         122              3               0             0
8/1/19 - 7/31/20         223              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Mid Cap Core Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FNX."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 600 Mid Cap Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

-----------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                 Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                             -5.86%      5.24%      10.09%       6.89%       29.07%     161.49%      141.53%
Market Price                    -5.81%      5.23%      10.09%       6.89%       29.03%     161.51%      141.46%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Mid Cap Core Index(1)        -5.24%       N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US 600 Mid
   Cap Index(1)                 -2.41%       N/A        N/A          N/A          N/A        N/A          N/A
S&P MidCap 400(R) Index         -3.54%      6.14%      11.10%       7.38%       34.73%     186.58%      156.51%
-----------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -5.86% during the period covered by this report. During the same period, the S&P MidCap 400(R) Index (the "Benchmark") generated a return of -3.54%. During the period covered by this report, the Financials sector received the largest allocation within the Fund at a 19.3% weight. This sector also generated the largest negative contribution to the Fund's return during the period at -8.2%. The Fund's allocation to the Health Care sector generated a 5.2% contribution to the Fund's return during the period, which was the largest return contribution by sector. On a relative basis, the Fund underperformed the Benchmark. The bulk of this underperformance came from the Financials sector, where the Fund's holdings within this sector underperformed the Benchmark's sector holdings by -2.4%. The Fund's holdings within the Health Care sector minimized a portion of the Fund's relative underperformance by earning 2.1% of outperformance for the Fund compared to the Benchmark.

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   18.26%
Industrials                                  16.39
Information Technology                       15.34
Consumer Discretionary                       13.46
Health Care                                  12.83
Real Estate                                   5.84
Materials                                     5.29
Communication Services                        3.79
Utilities                                     3.68
Consumer Staples                              3.22
Energy                                        1.90
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Boston Beer (The) Co., Inc., Class A          0.54%
Wayfair, Inc., Class A                        0.48
Carvana Co.                                   0.46
Enphase Energy, Inc.                          0.45
Quidel Corp.                                  0.45
Chegg, Inc.                                   0.43
Zillow Group, Inc., Class C                   0.42
Zscaler, Inc.                                 0.42
Scotts Miracle-Gro (The) Co.                  0.42
Toll Brothers, Inc.                           0.42
                                            -------
  Total                                       4.49%
                                            =======

           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  JULY 31, 2010 - JULY 31, 2020

             First Trust Mid Cap       S&P MidCap 400(R)
            Core AlphaDEX(R) Fund            Index
7/10               $10,000                  $10,000
1/11                12,277                   12,249
7/11                12,660                   12,576
1/12                12,863                   12,580
7/12                12,744                   12,727
1/13                14,880                   14,915
7/13                16,913                   16,927
1/14                18,471                   18,176
7/14                19,195                   19,108
1/15                19,525                   20,154
7/15                20,259                   21,266
1/16                17,435                   18,803
7/16                20,413                   22,442
1/17                22,327                   24,475
7/17                23,395                   25,738
1/18                26,632                   28,786
7/18                27,446                   29,477
1/19                25,804                   27,491
7/19                27,781                   29,713
1/20                28,261                   30,591
7/20                26,149                   28,658

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         138              0               0             0
8/1/16 - 7/31/17         158              0               0             0
8/1/17 - 7/31/18         150              0               0             0
8/1/18 - 7/31/19         143              3               0             0
8/1/19 - 7/31/20          70              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         113              0               0             0
8/1/16 - 7/31/17          94              0               0             0
8/1/17 - 7/31/18         100              1               1             0
8/1/18 - 7/31/19         101              4               0             0
8/1/19 - 7/31/20         183              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Small Cap Core Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FYX."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 700 Small Cap Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

-----------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                 Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                             -8.55%      3.95%       9.22%       5.51%       21.36%     141.45%      103.33%
Market Price                    -8.53%      3.96%       9.21%       5.51%       21.41%     141.40%      103.30%

INDEX PERFORMANCE

Nasdaq AlphaDEX(R)
   Small Cap Core Index(1)      -7.92%       N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US 700 Small
   Cap Index(1)                 -5.65%       N/A        N/A          N/A          N/A        N/A          N/A
S&P SmallCap 600(R) Index       -8.68%      5.50%      11.00%       6.81%       30.71%     184.07%      139.01%
-----------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -8.55% during the period covered by this report. During the same period, the S&P SmallCap 600(R) Index (the "Benchmark") generated a return of -8.68%. The Industrials sector received an allocation of 20.3%, the greatest weight of any sector in the Fund during the period covered by this report. Investments in this sector contributed -3.1% to the Fund's return. The most negative contribution to the Fund's return came from investments in the Financials sector, which received an allocation of 16.4% and caused -5.0% drag on the Fund's performance. The sector with the greatest contribution to the Fund's return came in a 1.3% contribution to return from investments in the Information Technology sector. On a relative basis, the Fund outperformed the Benchmark. Outperformance of 2.2% came from investments in the Financials sector. While these investments were the greatest drag on Fund performance, they were even worse contributors to the Benchmark. Meanwhile, -1.2% of underperformance for the Fund came from investments in Consumer Discretionary.

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Industrials                                  18.64%
Financials                                   17.94
Consumer Discretionary                       15.35
Information Technology                       14.46
Health Care                                  10.68
Materials                                     6.23
Real Estate                                   5.85
Energy                                        3.96
Consumer Staples                              3.12
Communication Services                        3.09
Utilities                                     0.68
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Vivint Solar, Inc.                            0.63%
National General Holdings Corp.               0.48
Ultra Clean Holdings, Inc.                    0.41
Mr. Cooper Group, Inc.                        0.40
Meritage Homes Corp.                          0.40
LGI Homes, Inc.                               0.40
Stewart Information Services Corp.            0.40
Group 1 Automotive, Inc.                      0.39
Laureate Education, Inc., Class A             0.39
M.D.C. Holdings, Inc.                         0.39
                                            -------
  Total                                       4.29%
                                            =======

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   JULY 31, 2010 - JULY 31, 2020

            First Trust Small Cap      S&P SmallCap 600(R)
            Core AlphaDEX(R) Fund             Index
7/10               $10,000                   $10,000
1/11                12,001                    12,001
7/11                12,421                    12,473
1/12                12,922                    12,902
7/12                12,597                    12,971
1/13                14,657                    14,896
7/13                17,206                    17,482
1/14                18,882                    19,133
7/14                18,866                    19,412
1/15                19,310                    20,311
7/15                19,897                    21,737
1/16                17,022                    19,359
7/16                20,334                    23,031
1/17                22,555                    26,007
7/17                23,594                    27,099
1/18                26,202                    30,313
7/18                28,243                    33,357
1/19                25,735                    29,933
7/19                26,399                    31,106
1/20                26,489                    31,896
7/20                24,145                    28,407

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16          94              0               0             0
8/1/16 - 7/31/17         129              0               0             0
8/1/17 - 7/31/18         153              0               0             0
8/1/18 - 7/31/19         146              4               0             0
8/1/19 - 7/31/20          59              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         157              0               0             0
8/1/16 - 7/31/17         123              0               0             0
8/1/17 - 7/31/18          98              1               0             0
8/1/18 - 7/31/19          99              2               0             0
8/1/19 - 7/31/20         193              1               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

The First Trust Large Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Large Cap Value Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTA."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 500 Large Cap Value Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

-----------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                 Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                             -9.84%      4.22%       9.06%       5.22%       22.97%     138.11%       95.93%
Market Price                    -9.80%      4.22%       9.08%       5.21%       22.97%     138.41%       95.92%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Large Cap Value Index(1)     -9.31%       N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US 500 Large
   Cap Value Index(1)           -0.77%       N/A        N/A          N/A          N/A        N/A          N/A
S&P 500(R) Index                11.96%     11.49%      13.84%       8.29%       72.23%     265.58%      186.97%
S&P 500(R) Value Index          -2.72%      6.67%      10.52%       5.08%       38.09%     172.00%       92.54%
-----------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -9.84% during the period covered by this report. During the same period, the S&P 500(R) Value Index (the "Benchmark") generated a return of -2.72%. During the period covered by this report, the Fund's largest allocation was to the Financials sector with a 25.3% weight. This allocation also generated the largest negative contribution to the Fund's return at -6.8%. The Fund's largest contribution to return for the period was found within its allocation to the Health Care sector, generating a 1.64% contribution to the Fund's return. On a relative basis, the Fund underperformed the Benchmark. The Fund's allocation to the Financials sector was the largest source of underperformance as the Fund's allocation to this sector provided a -2.3% drag on portfolio performance compared to the Benchmark. The Fund's allocation to the Communication Services sector provided 0.6% of outperformance compared to the Benchmark.

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   25.61%
Industrials                                  12.25
Consumer Discretionary                       10.44
Health Care                                   9.84
Utilities                                     9.18
Energy                                        6.77
Consumer Staples                              6.40
Information Technology                        5.93
Communication Services                        5.81
Materials                                     5.00
Real Estate                                   2.77
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
PulteGroup, Inc.                              1.13%
Universal Health Services, Inc.,
   Class B                                    1.04
Lennar Corp., Class A                         1.03
Newmont Corp.                                 0.99
Exelon Corp.                                  0.94
Textron, Inc.                                 0.93
Equitable Holdings, Inc.                      0.93
MetLife, Inc.                                 0.91
American International Group, Inc.            0.91
PPL Corp.                                     0.91
                                            -------
  Total                                       9.72%
                                            =======

                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       JULY 31, 2010 - JULY 31, 2020

            First Trust Large Cap       S&P 500(R)      S&P 500(R)
            Value AlphaDEX(R) Fund        Index         Value Index
7/10               $10,000               $10,000          $10,000
1/11                11,774                11,793           11,717
7/11                11,829                11,965           11,518
1/12                12,241                12,289           11,850
7/12                12,416                13,058           12,409
1/13                14,532                14,352           14,156
7/13                16,531                16,322           16,169
1/14                17,457                17,440           16,842
7/14                19,417                19,086           18,479
1/15                19,583                19,920           18,837
7/15                19,361                21,225           19,698
1/16                17,051                19,788           18,161
7/16                19,930                22,418           20,837
1/17                22,816                23,754           22,564
7/17                24,581                26,013           23,825
1/18                27,428                30,027           26,932
7/18                26,578                30,237           26,310
1/19                25,222                29,330           25,563
7/19                26,405                32,650           27,961
1/20                27,395                35,690           30,242
7/20                23,811                36,558           27,200

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         115              0               0             0
8/1/16 - 7/31/17         134              0               0             0
8/1/17 - 7/31/18         134              0               0             0
8/1/18 - 7/31/19         143              3               0             0
8/1/19 - 7/31/20          82              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         136              0               0             0
8/1/16 - 7/31/17         118              0               0             0
8/1/17 - 7/31/18         118              0               0             0
8/1/18 - 7/31/19         103              2               0             0
8/1/19 - 7/31/20         171              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

The First Trust Large Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Large Cap Growth Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTC."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 500 Large Cap Growth Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

-----------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                 Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                             16.10%     11.14%      13.91%        8.59%       69.60%    267.88%      197.60%
Market Price                    16.04%     11.12%      13.92%        8.59%       69.42%    268.09%      197.52%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Large Cap Growth Index(1)    16.88%       N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US 500 Large
   Cap Growth Index(1)          25.09%       N/A        N/A          N/A          N/A        N/A          N/A
S&P 500(R) Index                11.96%     11.49%      13.84%        8.29%       72.23%    265.58%      186.97%
S&P 500(R) Growth Index         24.55%     15.36%      16.63%       11.11%      104.34%    365.63%      302.81%
-----------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 16.10% during the period covered by this report. During the same period, the S&P 500(R) Growth Index (the "Benchmark") generated a return of 24.55%. During the period covered by this report, the Fund allocated 29.2% to the Information Technology sector which was the largest sector weight for the Fund as well as the largest contributor to the Fund's return with an 11.4% contribution during the period. The Fund's allocation to the Industrials sector provided the largest negative contribution to the Fund's return with a -0.9% contribution to return during the period. On a relative basis, the Fund underperformed the Benchmark. The largest source of underperformance was within the Information Technology sector where the Fund's allocation to this sector underperformed the Benchmark by -1.9%. The Fund's relative underperformance was partially reduced by the Fund's relative outperformance within the Financials sector, with the Fund outperforming the Benchmark by 0.4% within this sector.

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       41.77%
Health Care                                  16.73
Consumer Discretionary                       10.06
Industrials                                   9.88
Financials                                    8.12
Communication Services                        5.85
Materials                                     2.29
Real Estate                                   2.10
Consumer Staples                              1.60
Energy                                        0.85
Utilities                                     0.75
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Tesla, Inc.                                   1.12%
Twilio, Inc., Class A                         1.07
DocuSign, Inc.                                1.06
Square, Inc., Class A                         1.04
West Pharmaceutical Services, Inc.            1.00
Advanced Micro Devices, Inc.                  0.99
Apple, Inc.                                   0.98
Qorvo, Inc.                                   0.98
QUALCOMM, Inc.                                0.98
EPAM Systems, Inc.                            0.97
                                            -------
  Total                                      10.19%
                                            =======

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        JULY 31, 2010 - JULY 31, 2020

             First Trust Large Cap       S&P 500(R)       S&P 500(R)
            Growth AlphaDEX(R) Fund        Index         Growth Index
7/10                $10,000               $10,000          $10,000
1/11                 12,101                11,793           11,874
7/11                 12,343                11,965           12,414
1/12                 11,958                12,289           12,742
7/12                 12,110                13,058           13,703
1/13                 13,561                14,352           14,578
7/13                 15,553                16,322           16,511
1/14                 17,080                17,440           18,070
7/14                 18,489                19,086           19,729
1/15                 19,852                19,920           21,035
7/15                 21,692                21,225           22,785
1/16                 19,874                19,788           21,436
7/16                 22,553                22,418           23,989
1/17                 22,298                23,754           24,853
7/17                 24,604                26,013           28,061
1/18                 28,996                30,027           32,975
7/18                 29,570                30,237           34,126
1/19                 27,739                29,332           33,064
7/19                 31,685                32,654           37,387
1/20                 33,098                35,694           41,240
7/20                 36,788                36,558           46,563

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         182              0               0             0
8/1/16 - 7/31/17         146              0               0             0
8/1/17 - 7/31/18         158              0               0             0
8/1/18 - 7/31/19         163              3               0             0
8/1/19 - 7/31/20         111              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16          69              0               0             0
8/1/16 - 7/31/17         106              0               0             0
8/1/17 - 7/31/18          94              0               0             0
8/1/18 - 7/31/19          82              3               0             0
8/1/19 - 7/31/20         142              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Multi Cap Value Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FAB."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select value stocks from the Nasdaq US 500 Large Cap Value Index, Nasdaq US 600 Mid Cap Value Index, and Nasdaq US 700 Small Cap Value Index (together, the "Nasdaq US Multi Cap Value Index") that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

-----------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                 Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                             -12.24%     2.59%       8.22%       4.96%       13.66%     120.24%       89.65%
Market Price                    -12.04%     2.64%       8.23%       4.97%       13.91%     120.61%       89.88%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Multi Cap Value Index(1)     -11.57%      N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US Multi Cap
   Value Index(1)                -2.62%      N/A        N/A          N/A          N/A        N/A          N/A
S&P Composite 1500(R) Index      10.40%    10.99%      13.60%       8.23%       68.40%     257.97%      184.68%
S&P Composite 1500(R) Value
   Index                         -3.81%     6.39%      10.42%       5.16%       36.29%     169.47%       94.49%
-----------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -12.24% during the period covered by this report. During the same period, the S&P Composite 1500(R) Value Index (the "Benchmark") generated a return of -3.81%. During the period covered by this report, the Fund's performance suffered from its allocation to the Financials sector. The Financials sector received an allocation of 24.2%, which was a greater weight than any other sector. The investments in the Financials sector contributed -7.8% to the Fund's return, which was more negative than any other sector. Meanwhile, the most positively contributing sector was the Health Care sector. This sector received an allocation of 4.9% and contributed 0.9% to the Fund's return. On a relative basis, the Fund underperformed the Benchmark. Much of this underperformance came from the heavily weighted Financials sector, which contributed -2.5% to the Fund's underperformance versus the Benchmark. However, investments in the Energy sector were a bright spot for the Fund, at least in relation to the Benchmark. Investments in this sector contributed -0.4% to the Fund's return, but 3.1% to the Fund's outperformance versus the Benchmark.

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   26.77%
Industrials                                  15.69
Consumer Discretionary                       11.76
Utilities                                     6.79
Materials                                     6.43
Energy                                        6.18
Health Care                                   5.90
Information Technology                        5.62
Consumer Staples                              5.14
Real Estate                                   5.11
Communication Services                        4.61
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
PulteGroup, Inc.                              0.57%
Universal Health Services, Inc.,
   Class B                                    0.53
Lennar Corp., Class A                         0.52
Newmont Corp.                                 0.50
Exelon Corp.                                  0.47
Textron, Inc.                                 0.47
Equitable Holdings, Inc.                      0.47
MetLife, Inc.                                 0.46
American International Group, Inc.            0.46
PPL Corp.                                     0.46
                                            -------
  Total                                       4.91%
                                            =======

                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             JULY 31, 2010 - JULY 31, 2020

            First Trust Multi Cap       S&P Composite      S&P Composite 1500(R)
            Value AlphaDEX(R) Fund      1500(R) Index           Value Index
7/10               $10,000                 $10,000                $10,000
1/11                11,937                  11,838                 11,748
7/11                12,013                  12,035                 11,575
1/12                12,541                  12,337                 11,904
7/12                12,449                  13,030                 12,406
1/13                14,678                  14,419                 14,207
7/13                16,922                  16,414                 16,251
1/14                18,128                  17,562                 16,994
7/14                19,524                  19,107                 18,562
1/15                19,522                  19,961                 18,946
7/15                19,380                  21,257                 19,772
1/16                16,733                  19,709                 18,161
7/16                19,763                  22,447                 20,963
1/17                22,599                  23,886                 22,791
7/17                23,609                  26,040                 23,992
1/18                26,114                  29,965                 27,042
7/18                26,039                  30,289                 26,605
1/19                24,461                  29,235                 25,716
7/19                25,097                  32,423                 28,011
1/20                25,641                  35,251                 30,132
7/20                22,024                  35,797                 26,947

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         109              0               0             0
8/1/16 - 7/31/17          97              0               0             0
8/1/17 - 7/31/18          81              0               0             0
8/1/18 - 7/31/19          99              3               0             0
8/1/19 - 7/31/20          92              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         142              0               0             0
8/1/16 - 7/31/17         155              0               0             0
8/1/17 - 7/31/18         171              0               0             0
8/1/18 - 7/31/19         148              1               0             0
8/1/19 - 7/31/20         159              1               1             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Multi Cap Growth Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FAD."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 500 Large Cap Growth Index, Nasdaq US 600 Mid Cap Growth Index and Nasdaq US 700 Small Cap Growth Index (together the "Nasdaq US Multi Cap Growth Index") that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

-----------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                 Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                7/31/20    7/31/20    7/31/20     to 7/31/20    7/31/20    7/31/20     to 7/31/20
FUND PERFORMANCE
NAV                             10.23%     10.22%      13.24%        8.42%      62.68%     246.75%      191.23%
Market Price                    10.18%     10.18%      13.23%        8.40%      62.40%     246.56%      190.84%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Multi Cap Growth Index(1)    10.99%       N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US Multi Cap
   Growth Index(1)              23.00%       N/A        N/A          N/A          N/A        N/A          N/A
S&P Composite 1500(R) Index     10.40%     10.99%      13.60%        8.23%      68.40%     257.97%      184.68%
S&P Composite 1500(R)
   Growth Index                 22.66%     14.69%      16.28%       10.93%      98.47%     352.10%      294.47%
-----------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 10.23% during the period covered by this report. During the same period, the S&P Composite 1500(R) Growth Index (the "Benchmark") generated a return of 22.66%. The Information Technology sector received the greatest allocation during the period, with an average weight of 24.8%. This sector was also the greatest driver of the Fund's return, with a contribution to return of 7.7%. The greatest drag on the Fund's portfolio were investments in the Energy sector, which contributed -1.2% to the Fund's return. On a relative basis, the Fund underperformed the Benchmark. Underperformance of -3.8% was a result of investments in the Information Technology sector, which was the worst contribution to relative performance of any sector. The Fund earned 0.6% of outperformance versus the Benchmark as a result of investments in the Health Care sector.

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       33.40%
Health Care                                  19.49
Consumer Discretionary                       12.57
Industrials                                  11.99
Financials                                    8.69
Communication Services                        4.88
Real Estate                                   3.13
Materials                                     2.68
Consumer Staples                              1.89
Energy                                        0.67
Utilities                                     0.61
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Tesla, Inc.                                   0.56%
Twilio, Inc., Class A                         0.53
DocuSign, Inc.                                0.53
Square, Inc., Class A                         0.52
West Pharmaceutical Services, Inc.            0.50
Advanced Micro Devices, Inc.                  0.50
Apple, Inc.                                   0.49
Qorvo, Inc.                                   0.49
QUALCOMM, Inc.                                0.49
EPAM Systems, Inc.                            0.49
                                            -------
  Total                                       5.10%
                                            =======

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              JULY 31, 2010 - JULY 31, 2020

             First Trust Multi Cap       S&P Composite      S&P Composite 1500(R)
            Growth AlphaDEX(R) Fund      1500(R) Index          Growth Index
7/10                $10,000                 $10,000                $10,000
1/11                 12,170                  11,838                 11,934
7/11                 12,674                  12,035                 12,501
1/12                 12,428                  12,337                 12,786
7/12                 12,535                  13,030                 13,658
1/13                 14,113                  14,419                 14,664
7/13                 16,045                  16,414                 16,615
1/14                 17,691                  17,562                 18,165
7/14                 18,394                  19,107                 19,691
1/15                 19,574                  19,961                 21,010
7/15                 21,315                  21,257                 22,777
1/16                 19,092                  19,709                 21,285
7/16                 21,881                  22,447                 23,931
1/17                 22,297                  23,886                 24,895
7/17                 24,473                  26,040                 27,953
1/18                 28,616                  29,965                 32,744
7/18                 30,055                  30,291                 33,922
1/19                 27,957                  29,237                 32,705
7/19                 31,455                  32,424                 36,858
1/20                 32,447                  35,249                 40,439
7/20                 34,675                  35,797                 45,210

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         106              0               0             0
8/1/16 - 7/31/17         156              0               0             0
8/1/17 - 7/31/18         171              0               0             0
8/1/18 - 7/31/19          92              4               0             0
8/1/19 - 7/31/20          56              0               1             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         145              0               0             0
8/1/16 - 7/31/17          96              0               0             0
8/1/17 - 7/31/18          81              0               0             0
8/1/18 - 7/31/19         152              3               0             0
8/1/19 - 7/31/20         196              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

The First Trust Mid Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Mid Cap Value Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FNK."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 600 Mid Cap Value Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL                   CUMULATIVE
                                                                              TOTAL RETURNS                  TOTAL RETURNS
                                                           1 Year        5 Years       Inception        5 Years       Inception
                                                            Ended         Ended        (4/19/11)         Ended        (4/19/11)
                                                           7/31/20       7/31/20       to 7/31/20       7/31/20       to 7/31/20
FUND PERFORMANCE
NAV                                                        -18.19%        0.33%          4.91%           1.66%          56.07%
Market Price                                               -18.17%        0.34%          4.91%           1.69%          56.01%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R) Mid Cap Value Index(1)                  -17.57%         N/A            N/A             N/A            N/A
Nasdaq US 600 Mid Cap Value Index(1)                       -16.54%         N/A            N/A             N/A            N/A
S&P MidCap 400(R) Value Index                              -13.39%        3.78%          7.47%          20.41%          95.12%
--------------------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -18.19% during the period covered by this report. During the same period, the S&P MidCap 400(R) Value Index (the "Benchmark") generated a return of -13.39%. The Fund allocated 27.8% to the Financials sector during the period covered by this report, which was more weight than was given to investments in any other sector. These investments caused a -10.9% contribution to the Fund's return, the worst of any sector. The most positive contribution to Fund return came from investments in the Energy sector, which contributed 2.3% to the Fund's return. On a relative basis, the Fund underperformed the Benchmark. The most significant source of outperformance was investments in the Energy sector, which earned 2.4% of outperformance versus the Benchmark. The greatest source of underperformance for the Fund was investments in Information Technology, which caused -1.9% of underperformance for the Fund.

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   30.95%
Industrials                                  17.18
Consumer Discretionary                       12.67
Real Estate                                   8.21
Utilities                                     7.02
Materials                                     6.46
Information Technology                        4.12
Energy                                        4.07
Consumer Staples                              3.76
Communication Services                        3.30
Health Care                                   2.26
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Toll Brothers, Inc.                           0.86%
Darling Ingredients, Inc.                     0.84
KB Home                                       0.81
Xerox Holdings Corp.                          0.80
NCR Corp.                                     0.78
First American Financial Corp.                0.78
TEGNA, Inc.                                   0.78
Steel Dynamics, Inc.                          0.77
Jefferies Financial Group, Inc.               0.77
Unum Group                                    0.77
                                            -------
  Total                                       7.96%
                                            =======

           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  APRIL 19, 2011 - JULY 31, 2020

             First Trust Mid Cap        S&P MidCap 400(R)
            Value AlphaDEX(R) Fund         Value Index
4/11               $10,000                   $10,000
7/11                 9,625                     9,581
1/12                 9,982                     9,720
7/12                 9,935                     9,869
1/13                11,765                    11,640
7/13                13,549                    13,358
1/14                14,657                    14,305
7/14                15,487                    15,311
1/15                15,205                    15,816
7/15                15,351                    16,204
1/16                13,091                    14,376
7/16                15,539                    17,468
1/17                17,704                    19,524
7/17                17,984                    20,073
1/18                19,750                    21,915
7/18                19,925                    22,582
1/19                18,796                    21,295
7/19                19,078                    22,530
1/20                19,040                    23,044
7/20                15,607                    19,512

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         140              0               0             0
8/1/16 - 7/31/17         173              0               0             0
8/1/17 - 7/31/18         125              0               0             0
8/1/18 - 7/31/19         131              4               0             0
8/1/19 - 7/31/20          63              0               0             1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         111              0               0             0
8/1/16 - 7/31/17          79              0               0             0
8/1/17 - 7/31/18         127              0               0             0
8/1/18 - 7/31/19         113              2               1             0
8/1/19 - 7/31/20         187              1               1             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

The First Trust Mid Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Mid Cap Growth Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FNY."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 600 Mid Cap Growth Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL                   CUMULATIVE
                                                                              TOTAL RETURNS                  TOTAL RETURNS
                                                           1 Year        5 Years       Inception        5 Years       Inception
                                                            Ended         Ended        (4/19/11)         Ended        (4/19/11)
                                                           7/31/20       7/31/20       to 7/31/20       7/31/20       to 7/31/20
FUND PERFORMANCE
NAV                                                        10.28%        10.64%          10.89%         65.82%         161.12%
Market Price                                               10.28%        10.64%          10.89%         65.77%         161.12%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R) Mid Cap Growth Index(1)                 11.10%          N/A            N/A             N/A            N/A
Nasdaq US 600 Mid Cap Growth Index(1)                      11.31%          N/A            N/A             N/A            N/A
S&P MidCap 400(R) Growth Index                              5.38%         7.96%          10.14%         46.67%         145.11%
--------------------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 10.28% during the period covered by this report. During the same period, the S&P MidCap 400(R) Growth Index (the "Benchmark") generated a return of 5.38%. During the period covered by this report, the Fund's greatest allocation was to the Information Technology sector, which received an average weight of 22.5% and contributed 5.0% to the Fund's return. The greatest contributor to the Fund's return was investments in the Health Care sector, which earned a 10.8% contribution to the Fund's return. Meanwhile, the greatest source of drag on the Fund's performance was investments in the Financials sector, which caused a -4.2% return during the same period. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance was from investments in the Health Care sector which returned 5.2% of outperformance for the Fund compared to the Benchmark. The largest source of underperformance for the Fund came from the Financials sector, which caused -1.9% of underperformance for the Fund versus the Benchmark.

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       26.84%
Health Care                                  23.41
Industrials                                  14.70
Consumer Discretionary                       13.84
Financials                                    6.65
Communication Services                        4.77
Materials                                     4.21
Real Estate                                   2.99
Consumer Staples                              2.30
Energy                                        0.15
Utilities                                     0.14
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Boston Beer (The) Co., Inc., Class A          1.04%
Wayfair, Inc., Class A                        0.93
Generac Holdings, Inc.                        0.89
Carvana Co.                                   0.89
Medpace Holdings, Inc.                        0.88
Enphase Energy, Inc.                          0.87
Quidel Corp.                                  0.87
Teladoc Health, Inc.                          0.86
Pinterest, Inc., Class A                      0.85
Chegg, Inc.                                   0.83
                                            -------
  Total                                       8.91%
                                            =======

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  APRIL 19, 2011 - JULY 31, 2020

              First Trust Mid Cap        S&P MidCap 400(R)
            Growth AlphaDEX(R) Fund        Growth Index
4/11                $10,000                   $10,000
7/11                  9,881                     9,910
1/12                  9,804                     9,779
7/12                  9,673                     9,861
1/13                 11,050                    11,485
7/13                 12,290                    12,894
1/14                 13,612                    13,883
7/14                 13,824                    14,345
1/15                 14,646                    15,414
7/15                 15,748                    16,711
1/16                 13,744                    14,724
7/16                 15,753                    17,266
1/17                 16,331                    18,295
7/17                 17,791                    19,634
1/18                 21,047                    22,457
7/18                 22,251                    22,846
1/19                 20,796                    21,092
7/19                 23,678                    23,261
1/20                 24,570                    24,075
7/20                 26,112                    24,511

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         106              0               0             0
8/1/16 - 7/31/17         178              0               0             0
8/1/17 - 7/31/18         208              0               0             0
8/1/18 - 7/31/19         140              4               0             0
8/1/19 - 7/31/20         106              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         145              0               0             0
8/1/16 - 7/31/17          74              0               0             0
8/1/17 - 7/31/18          44              0               0             0
8/1/18 - 7/31/19         105              2               0             0
8/1/19 - 7/31/20         146              1               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

The First Trust Small Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Small Cap Value Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FYT."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 700 Small Cap Value Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL                   CUMULATIVE
                                                                              TOTAL RETURNS                  TOTAL RETURNS
                                                           1 Year        5 Years       Inception        5 Years       Inception
                                                            Ended         Ended        (4/19/11)         Ended        (4/19/11)
                                                           7/31/20       7/31/20       to 7/31/20       7/31/20       to 7/31/20
FUND PERFORMANCE
NAV                                                         -9.83%        1.70%          5.89%           8.79%          70.03%
Market Price                                                -9.78%        1.70%          5.88%           8.79%          69.98%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R) Small Cap Value Index(1)                 -9.09%         N/A            N/A             N/A            N/A
Nasdaq US 700 Small Cap Value Index(1)                     -14.63%         N/A            N/A             N/A            N/A
S&P SmallCap 600(R) Value Index                            -16.31%        3.27%          7.53%          17.45%          96.17%
--------------------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -9.83% during the period covered by this report. During the same period, the S&P SmallCap 600(R) Value Index (the "Benchmark") generated a return of -16.31%. The Fund allocated the greatest weight to the Industrials sector. Investments in this sector received an allocation of 21.9% and contributed -3.2% to Fund performance. The greatest contributor to Fund performance was investments in Consumer Staples. Investments in this sector received a 3.8% allocation and contributed 1.3% to Fund return. The greatest drag on Fund performance was investments in the Financials sector. This sector received an allocation of 16.2% and caused a -5.4% drag on the Fund's return. On a relative basis, the Fund outperformed the Benchmark. Much of this outperformance came from investments in the Financials sector. While the Financials sector caused the most negative contribution to Fund return, its contribution to the return of the Benchmark was even more significantly negative. In total, investments in the Financials sector caused 4.3% of outperformance for the Fund versus the Benchmark. Meanwhile, investments in the Health Care sector earned -3.8% of underperformance for the Fund during the period.

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   23.46%
Industrials                                  22.16
Consumer Discretionary                       13.79
Materials                                     9.99
Energy                                        7.82
Information Technology                        7.08
Real Estate                                   6.41
Consumer Staples                              4.03
Communication Services                        3.52
Health Care                                   1.36
Utilities                                     0.38
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
National General Holdings Corp.               1.00%
Stewart Information Services Corp.            0.82
Group 1 Automotive, Inc.                      0.81
Laureate Education, Inc., Class A             0.81
M/I Homes, Inc.                               0.77
Helix Energy Solutions Group, Inc.            0.77
Graham Holdings Co., Class B                  0.74
Century Communities, Inc.                     0.74
Rush Enterprises, Inc., Class A               0.73
TRI Pointe Group, Inc.                        0.72
                                            -------
  Total                                       7.91%
                                            =======

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   APRIL 19, 2011 - JULY 31, 2020

            First Trust Small Cap       S&P SmallCap 600(R)
            Value AlphaDEX(R) Fund          Value Index
4/11               $10,000                    $10,000
7/11                 9,930                      9,813
1/12                10,692                     10,331
7/12                10,005                     10,231
1/13                11,945                     11,945
7/13                14,241                     14,054
1/14                15,577                     15,278
7/14                15,931                     15,723
1/15                15,996                     16,154
7/15                15,630                     16,701
1/16                13,090                     14,973
7/16                15,754                     18,195
1/17                18,060                     20,662
7/17                18,181                     21,216
1/18                19,883                     23,634
7/18                20,883                     25,612
1/19                19,012                     22,856
7/19                18,857                     23,442
1/20                19,185                     23,717
7/20                17,003                     19,617

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         100              0               0             0
8/1/16 - 7/31/17         125              0               0             0
8/1/17 - 7/31/18         132              0               0             0
8/1/18 - 7/31/19         136              3               0             0
8/1/19 - 7/31/20          93              0               0             1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         151              0               0             0
8/1/16 - 7/31/17         127              0               0             0
8/1/17 - 7/31/18         119              1               0             0
8/1/18 - 7/31/19         111              1               0             0
8/1/19 - 7/31/20         153              4               1             1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

The First Trust Small Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Small Cap Growth Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FYC."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 700 Small Cap Growth Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL                   CUMULATIVE
                                                                              TOTAL RETURNS                  TOTAL RETURNS
                                                           1 Year        5 Years       Inception        5 Years       Inception
                                                            Ended         Ended        (4/19/11)         Ended        (4/19/11)
                                                           7/31/20       7/31/20       to 7/31/20       7/31/20       to 7/31/20
FUND PERFORMANCE
NAV                                                        -4.79%         6.91%           9.13%         39.64%         125.03%
Market Price                                               -4.75%         6.91%           9.13%         39.68%         125.03%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R) Small Cap Growth Index(1)               -4.05%          N/A            N/A             N/A            N/A
Nasdaq US 700 Small Cap Growth Index(1)                     3.48%          N/A            N/A             N/A            N/A
S&P SmallCap 600(R) Growth Index                           -1.58%         7.55%          10.65%         43.91%         155.86%
--------------------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -4.79% during the period covered by this report. During the same period, the S&P SmallCap 600(R) Growth Index (the "Benchmark") generated a return of -1.58%. The Health Care, Information Technology, Industrials, and Financials sectors all received similar and significant allocations in the Fund during the period covered by this report. The Health Care sector received the greatest allocation, by a small margin, with an allocation of 20.9%. Investments in the Health Care sector contributed 2.7% to the Fund's return. The most positive contribution to the Fund's return was from the Information Technology sector, which earned a 3.0% return for the Fund. Meanwhile, the Financials sector was the greatest drag on Fund performance with a contribution to return of -4.9%. On a relative basis, the Fund underperformed the Benchmark. Most of the underperformance came from investments in the Consumer Discretionary sector, which earned -3.1% of underperformance for the Fund versus the Benchmark. The Health Care sector recovered some of this underperformance, with 1.8% of outperformance coming from investments in Health Care.

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       22.23%
Health Care                                  20.45
Consumer Discretionary                       17.00
Financials                                   13.26
Industrials                                  13.20
Real Estate                                   5.98
Communication Services                        2.58
Consumer Staples                              2.00
Materials                                     1.32
Energy                                        0.99
Utilities                                     0.99
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Vivint Solar, Inc.                            1.25%
Ultra Clean Holdings, Inc.                    0.81
Mr. Cooper Group, Inc.                        0.80
LGI Homes, Inc.                               0.79
Kinsale Capital Group, Inc.                   0.76
2U, Inc.                                      0.76
Medifast, Inc.                                0.73
Papa John's International, Inc.               0.73
Sailpoint Technologies Holdings, Inc.         0.72
Trupanion, Inc.                               0.72
                                            -------
  Total                                       8.07%
                                            =======

             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   APRIL 19, 2011 - JULY 31, 2020

             First Trust Small Cap       S&P SmallCap 600(R)
            Growth AlphaDEX(R) Fund         Growth Index
4/11                $10,000                    $10,000
7/11                  9,920                      9,982
1/12                  9,826                     10,155
7/12                 10,157                     10,362
1/13                 11,338                     11,710
7/13                 13,014                     13,710
1/14                 14,413                     15,107
7/14                 13,992                     15,093
1/15                 14,637                     16,071
7/15                 16,115                     17,778
1/16                 14,186                     15,737
7/16                 16,685                     18,361
1/17                 17,809                     20,597
7/17                 19,540                     21,757
1/18                 22,008                     24,431
7/18                 24,592                     27,311
1/19                 22,219                     24,686
7/19                 23,630                     25,997
1/20                 23,358                     26,970
7/20                 22,503                     25,586

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         141              0               0             0
8/1/16 - 7/31/17         175              0               0             0
8/1/17 - 7/31/18         159              0               0             0
8/1/18 - 7/31/19          71              5               0             0
8/1/19 - 7/31/20          60              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         110              0               0             0
8/1/16 - 7/31/17          77              0               0             0
8/1/17 - 7/31/18          92              1               0             0
8/1/18 - 7/31/19         172              3               0             0
8/1/19 - 7/31/20         191              2               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

The First Trust Mega Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Mega Cap Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FMK."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 500 Large Cap Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL                   CUMULATIVE
                                                                              TOTAL RETURNS                  TOTAL RETURNS
                                                           1 Year        5 Years       Inception        5 Years       Inception
                                                            Ended         Ended        (5/11/11)         Ended        (5/11/11)
                                                           7/31/20       7/31/20       to 7/31/20       7/31/20       to 7/31/20
FUND PERFORMANCE
NAV                                                         2.74%         7.35%           8.36%         42.59%         109.59%
Market Price                                                2.77%         7.35%           8.36%         42.54%         109.59%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R) Mega Cap Index(1)                        3.55%          N/A            N/A             N/A            N/A
Nasdaq US 500 Large Cap Index(1)                           13.58%          N/A            N/A             N/A            N/A
S&P 100(R) Index                                           16.62%        12.50%          13.05%         80.20%         210.00%
--------------------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 2.74% during the period covered by this report. During the same period, the S&P 100(R) Index (the "Benchmark") generated a return of 16.62%. Investments in the Communication Services sector received an allocation of 17.8%, more than any other sector during the period covered by this report. The investments in this sector were a slight boon for the Fund, with a contribution to return of 2.3% over the period covered by this report. The sector with the greatest contribution to the Fund's return was the Consumer Discretionary sector. Investments in this sector received an allocation of 8.7% and contributed 4.6% to the Fund's return. Meanwhile, investments in the Financials sector caused significant drag for the Fund, with an allocation of 16.3% and a contribution to Fund return of -6.0%. On a relative basis, the Fund underperformed the Benchmark. Underperformance of -6.0% for the Fund versus the Benchmark was the result of investments in the Information Technology sector. The sector with the most outperformance for the Fund versus the Benchmark was the Consumer Discretionary sector, which earned 2.5% of outperformance for the Fund.

-----------------------------
Nasdaq(R) and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       29.69%
Health Care                                  18.32
Communication Services                       16.95
Consumer Discretionary                       13.47
Financials                                   11.58
Energy                                        5.42
Industrials                                   3.88
Consumer Staples                              0.69
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Tesla, Inc.                                   4.24%
Pfizer, Inc.                                  3.77
Amazon.com, Inc.                              3.67
PayPal Holdings, Inc.                         3.60
Lowe's Cos., Inc.                             3.53
Zoom Video Communications, Inc.,
   Class A                                    3.20
AT&T, Inc.                                    3.13
Exxon Mobil Corp.                             3.01
Apple, Inc.                                   2.98
QUALCOMM, Inc.                                2.96
                                            -------
  Total                                      34.09%
                                            =======

         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                MAY 11, 2011 - JULY 31, 2020

              First Trust Mega        S&P 100(R)
            Cap AlphaDEX(R) Fund        Index
5/11              $10,000              $10,000
7/11                9,612                9,761
1/12                9,571               10,120
7/12                9,248               10,960
1/13               10,467               11,784
7/13               11,969               13,341
1/14               12,545               14,108
7/14               13,829               15,520
1/15               13,679               15,998
7/15               14,699               17,202
1/16               13,304               16,228
7/16               14,726               18,190
1/17               15,712               19,216
7/17               17,097               21,066
1/18               20,050               24,464
7/18               19,759               24,536
1/19               19,156               23,803
7/19               20,400               26,581
1/20               21,671               29,502
7/20               20,959               31,000

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2015 through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         145              0               0             0
8/1/16 - 7/31/17          85              0               0             0
8/1/17 - 7/31/18         136              0               0             0
8/1/18 - 7/31/19         197              5               0             0
8/1/19 - 7/31/20          61              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/15 - 7/31/16         106              0               0             0
8/1/16 - 7/31/17         167              0               0             0
8/1/17 - 7/31/18         116              0               0             0
8/1/18 - 7/31/19          46              2               1             0
8/1/19 - 7/31/20         191              1               0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. For certain Funds the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
UNDERSTANDING YOUR FUND EXPENSES
JULY 31, 2020 (UNAUDITED)

As a shareholder of First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund or First Trust Mega Cap AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2020.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING            ENDING         BASED ON THE       DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                 FEBRUARY 1, 2020     JULY 31, 2020      PERIOD (a)        PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)
Actual                                              $1,000.00           $  980.50           0.60%             $2.95
Hypothetical (5% return before expenses)            $1,000.00           $1,021.88           0.60%             $3.02

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)
Actual                                              $1,000.00           $  925.30           0.60%             $2.87
Hypothetical (5% return before expenses)            $1,000.00           $1,021.88           0.60%             $3.02

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)
Actual                                              $1,000.00           $  911.40           0.60%             $2.85
Hypothetical (5% return before expenses)            $1,000.00           $1,021.88           0.60%             $3.02

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)
Actual                                              $1,000.00           $  869.00           0.60%             $2.79
Hypothetical (5% return before expenses)            $1,000.00           $1,021.88           0.60%             $3.02

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)
Actual                                              $1,000.00           $1,111.50           0.59%             $3.10
Hypothetical (5% return before expenses)            $1,000.00           $1,021.93           0.59%             $2.97

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JULY 31, 2020 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING            ENDING         BASED ON THE       DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                 FEBRUARY 1, 2020     JULY 31, 2020      PERIOD (a)        PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)
Actual                                              $1,000.00           $  859.00           0.70%             $3.24
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38           0.70%             $3.52

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)
Actual                                              $1,000.00           $1,068.70           0.64%             $3.29
Hypothetical (5% return before expenses)            $1,000.00           $1,021.68           0.64%             $3.22

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)
Actual                                              $1,000.00           $  819.70           0.70%             $3.17
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38           0.70%             $3.52

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)
Actual                                              $1,000.00           $1,062.80           0.70%             $3.59
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38           0.70%             $3.52

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)
Actual                                              $1,000.00           $  886.30           0.70%             $3.28
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38           0.70%             $3.52

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)
Actual                                              $1,000.00           $  963.20           0.70%             $3.42
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38           0.70%             $3.52

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)
Actual                                              $1,000.00           $  967.20           0.70%             $3.42
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38           0.70%             $3.52


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2020 through July 31, 2020), multiplied by 182/366 (to reflect the six-month period).

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.8%
               AEROSPACE & DEFENSE -- 1.7%
       15,755  General Dynamics Corp.         $     2,311,889
       13,497  Huntington Ingalls Industries,
                  Inc.                              2,344,564
        4,625  L3Harris Technologies, Inc.            778,526
        4,304  Lockheed Martin Corp.                1,631,087
        2,551  Northrop Grumman Corp.                 829,100
       25,476  Raytheon Technologies Corp.          1,443,980
        2,525  Teledyne Technologies,
                  Inc. (a)                            774,417
      119,251  Textron, Inc.                        4,166,630
        3,551  TransDigm Group, Inc.                1,532,541
                                              ---------------
                                                   15,812,734
                                              ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.3%
       20,644  Expeditors International of
                  Washington, Inc.                  1,744,624
        5,597  FedEx Corp.                            942,535
                                              ---------------
                                                    2,687,159
                                              ---------------
               AIRLINES -- 1.1%
      139,916  Delta Air Lines, Inc.                3,493,702
      114,821  Southwest Airlines Co.               3,546,821
      113,395  United Airlines Holdings,
                  Inc. (a)                          3,558,335
                                              ---------------
                                                   10,598,858
                                              ---------------
               AUTO COMPONENTS -- 0.4%
       50,366  Aptiv PLC                            3,915,956
                                              ---------------
               AUTOMOBILES -- 1.0%
      155,125  General Motors Co.                   3,861,061
        3,636  Tesla, Inc. (a)                      5,202,244
                                              ---------------
                                                    9,063,305
                                              ---------------
               BANKS -- 4.3%
       99,148  Bank of America Corp.                2,466,802
       61,442  Citigroup, Inc.                      3,072,714
      155,490  Citizens Financial Group, Inc.       3,857,707
      162,849  Fifth Third Bancorp                  3,234,181
       22,217  First Republic Bank                  2,498,968
      347,504  Huntington Bancshares, Inc.          3,221,362
      257,775  KeyCorp                              3,095,878
       30,197  M&T Bank Corp.                       3,199,372
       29,844  PNC Financial Services Group
                  (The), Inc.                       3,183,460
      282,346  Regions Financial Corp.              3,066,278
        7,281  SVB Financial Group (a)              1,632,910
       62,711  Truist Financial Corp.               2,349,154
       63,955  U.S. Bancorp                         2,356,102
      122,645  Wells Fargo & Co.                    2,975,368
                                              ---------------
                                                   40,210,256
                                              ---------------
               BEVERAGES -- 0.7%
       68,532  Molson Coors Beverage Co.,
                  Class B                           2,571,321
       33,971  Monster Beverage Corp. (a)           2,666,044
        5,935  PepsiCo, Inc.                          817,012
                                              ---------------
                                                    6,054,377
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BIOTECHNOLOGY -- 3.6%
       23,983  AbbVie, Inc.                   $     2,276,227
       34,966  Alexion Pharmaceuticals,
                  Inc. (a)                          3,583,665
       26,499  Alnylam Pharmaceuticals,
                  Inc. (a)                          3,862,494
        6,657  Amgen, Inc.                          1,628,768
       14,671  Biogen, Inc. (a)                     4,029,977
       31,820  BioMarin Pharmaceutical,
                  Inc. (a)                          3,812,354
       18,056  Exact Sciences Corp. (a)             1,710,806
       20,402  Gilead Sciences, Inc.                1,418,551
       30,197  Incyte Corp. (a)                     2,982,256
        1,259  Regeneron Pharmaceuticals,
                  Inc. (a)                            795,776
       23,096  Seattle Genetics, Inc. (a)           3,840,172
       10,816  Vertex Pharmaceuticals,
                  Inc. (a)                          2,941,952
                                              ---------------
                                                   32,882,998
                                              ---------------
               CAPITAL MARKETS -- 5.3%
       15,694  Ameriprise Financial, Inc.           2,411,069
       78,617  Apollo Global Management, Inc.       3,860,095
       81,233  Bank of New York Mellon (The)
                  Corp.                             2,912,203
       13,852  Blackstone Group (The), Inc.,
                  Class A                             738,035
       28,133  Carlyle Group (The), Inc.              800,946
       46,527  Charles Schwab (The) Corp.           1,542,370
        7,169  FactSet Research Systems, Inc.       2,482,625
      187,155  Franklin Resources, Inc.             3,939,613
       11,916  Goldman Sachs Group (The),
                  Inc.                              2,358,891
       17,137  Intercontinental Exchange,
                  Inc.                              1,658,519
       25,417  KKR & Co., Inc.                        898,999
        7,837  MarketAxess Holdings, Inc.           4,049,378
       11,430  Moody's Corp.                        3,215,259
       65,004  Morgan Stanley                       3,177,395
        7,053  MSCI, Inc.                           2,651,787
        6,570  Nasdaq, Inc.                           862,707
       34,212  Raymond James Financial, Inc.        2,377,050
        9,529  S&P Global, Inc.                     3,337,532
       49,407  State Street Corp.                   3,151,672
       19,067  T. Rowe Price Group, Inc.            2,633,153
                                              ---------------
                                                   49,059,298
                                              ---------------
               CHEMICALS -- 1.7%
        3,250  Air Products and Chemicals,
                  Inc.                                931,547
       27,273  Celanese Corp.                       2,650,936
        7,889  Ecolab, Inc.                         1,475,874
       15,759  FMC Corp.                            1,671,242
        6,408  International Flavors &
                  Fragrances, Inc.                    807,088
       59,718  LyondellBasell Industries
                  N.V., Class A                     3,733,569
       14,801  PPG Industries, Inc.                 1,593,328
        4,074  Sherwin-Williams (The) Co.           2,639,626
                                              ---------------
                                                   15,503,210
                                              ---------------


                        See Notes to Financial Statements                Page 31

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.8%
       11,786  Cintas Corp.                   $     3,557,840
       18,855  Copart, Inc. (a)                     1,758,229
       19,135  Republic Services, Inc.              1,669,529
        7,411  Waste Management, Inc.                 812,245
                                              ---------------
                                                    7,797,843
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.2%
       33,660  Cisco Systems, Inc.                  1,585,386
                                              ---------------
               CONSUMER FINANCE -- 1.4%
      158,332  Ally Financial, Inc.                 3,182,473
       50,163  Capital One Financial Corp.          3,200,399
       47,013  Discover Financial Services          2,323,853
      177,106  Synchrony Financial                  3,919,356
                                              ---------------
                                                   12,626,081
                                              ---------------
               CONTAINERS & PACKAGING -- 1.1%
       13,761  Avery Dennison Corp.                 1,559,672
       11,296  Ball Corp.                             831,725
       24,104  Crown Holdings, Inc. (a)             1,725,364
       66,879  International Paper Co.              2,326,720
      138,874  WestRock Co.                         3,730,156
                                              ---------------
                                                   10,173,637
                                              ---------------
               DISTRIBUTORS -- 0.4%
        9,028  Genuine Parts Co.                      813,874
      119,838  LKQ Corp. (a)                        3,378,233
                                              ---------------
                                                    4,192,107
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.5%
        4,396  Berkshire Hathaway, Inc.,
                  Class B (a)                         860,649
      203,454  Equitable Holdings, Inc.             4,162,669
                                              ---------------
                                                    5,023,318
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.2%
      129,826  AT&T, Inc.                           3,840,253
      391,291  CenturyLink, Inc.                    3,775,958
       56,950  Verizon Communications, Inc.         3,273,486
                                              ---------------
                                                   10,889,697
                                              ---------------
               ELECTRIC UTILITIES -- 2.8%
       49,221  Alliant Energy Corp.                 2,650,551
       19,714  American Electric Power Co.,
                  Inc.                              1,712,752
       39,302  Duke Energy Corp.                    3,330,451
       43,358  Edison International                 2,413,740
       13,237  Evergy, Inc.                           858,155
        9,425  Eversource Energy                      848,910
      108,147  Exelon Corp.                         4,175,556
       20,241  FirstEnergy Corp.                      586,989
       42,841  Pinnacle West Capital Corp.          3,559,230
      151,884  PPL Corp.                            4,043,152
       25,116  Xcel Energy, Inc.                    1,734,009
                                              ---------------
                                                   25,913,495
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               ELECTRICAL EQUIPMENT -- 1.0%
        8,781  AMETEK, Inc.                   $       818,828
       26,916  Eaton Corp. PLC                      2,506,687
       37,961  Emerson Electric Co.                 2,353,962
       14,739  Rockwell Automation, Inc.            3,215,165
                                              ---------------
                                                    8,894,642
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.4%
        8,191  Amphenol Corp., Class A                866,280
       20,269  CDW Corp.                            2,356,272
       60,612  Corning, Inc.                        1,878,972
        7,789  Keysight Technologies,
                  Inc. (a)                            778,043
        9,627  TE Connectivity Ltd.                   857,477
       54,520  Trimble, Inc. (a)                    2,426,685
       12,268  Zebra Technologies Corp.,
                  Class A (a)                       3,444,241
                                              ---------------
                                                   12,607,970
                                              ---------------
               ENTERTAINMENT -- 1.6%
       20,682  Activision Blizzard, Inc.            1,708,953
       23,777  Electronic Arts, Inc. (a)            3,367,299
        6,901  Netflix, Inc. (a)                    3,373,761
       20,208  Roku, Inc. (a)                       3,130,017
       22,494  Take-Two Interactive Software,
                  Inc. (a)                          3,689,466
                                              ---------------
                                                   15,269,496
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 2.0%
        4,839  Alexandria Real Estate
                  Equities, Inc.                      859,164
        6,074  American Tower Corp.                 1,587,683
        9,379  Crown Castle International
                  Corp.                             1,563,479
        2,233  Equinix, Inc.                        1,753,977
       28,480  Healthpeak Properties, Inc.            777,219
      363,727  Host Hotels & Resorts, Inc.          3,920,977
        8,411  Prologis, Inc.                         886,688
       17,103  Regency Centers Corp.                  701,736
        5,268  SBA Communications Corp.             1,641,193
       22,959  Simon Property Group, Inc.           1,431,494
       85,736  Ventas, Inc.                         3,288,833
                                              ---------------
                                                   18,412,443
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 0.9%
       92,755  Kroger (The) Co.                     3,226,946
       92,583  Walgreens Boots Alliance, Inc.       3,769,054
       13,107  Walmart, Inc.                        1,696,046
                                              ---------------
                                                    8,692,046
                                              ---------------
               FOOD PRODUCTS -- 2.3%
       78,689  Archer-Daniels-Midland Co.           3,370,250
       44,637  Conagra Brands, Inc.                 1,671,656
       25,463  General Mills, Inc.                  1,611,044
       16,260  Hormel Foods Corp.                     826,984
       29,672  J.M. Smucker (The) Co.               3,244,633
       73,839  Kraft Heinz (The) Co.                2,538,585
       12,279  Lamb Weston Holdings, Inc.             737,722
        8,752  McCormick & Co., Inc.                1,705,765


Page 32                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               FOOD PRODUCTS (CONTINUED)
       30,705  Mondelez International, Inc.,
                  Class A                     $     1,703,820
       65,730  Tyson Foods, Inc., Class A           4,039,108
                                              ---------------
                                                   21,449,567
                                              ---------------
               GAS UTILITIES -- 0.3%
       23,645  Atmos Energy Corp.                   2,506,134
                                              ---------------
               HEALTH CARE EQUIPMENT
                 & SUPPLIES -- 3.7%
       17,169  Abbott Laboratories                  1,727,888
        8,580  Align Technology, Inc. (a)           2,520,976
        9,115  Baxter International, Inc.             787,354
        8,878  Danaher Corp.                        1,809,336
        9,679  DexCom, Inc. (a)                     4,215,592
       11,359  Edwards Lifesciences Corp. (a)         890,659
       27,540  Hologic, Inc. (a)                    1,921,741
        9,510  IDEXX Laboratories, Inc. (a)         3,782,602
       12,121  Insulet Corp. (a)                    2,464,926
        2,756  Intuitive Surgical, Inc. (a)         1,889,073
       17,118  Medtronic PLC                        1,651,545
       16,353  ResMed, Inc.                         3,311,646
        4,311  Teleflex, Inc.                       1,608,434
        6,405  Varian Medical Systems,
                  Inc. (a)                            914,122
       17,276  West Pharmaceutical Services,
                  Inc.                              4,644,998
                                              ---------------
                                                   34,140,892
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 3.0%
        7,790  AmerisourceBergen Corp.                780,480
        8,955  Anthem, Inc.                         2,451,879
       15,039  Cardinal Health, Inc.                  821,430
       16,733  Cigna Corp.                          2,889,622
       48,324  CVS Health Corp.                     3,041,513
       29,756  DaVita, Inc. (a)                     2,600,377
        8,088  HCA Healthcare, Inc.                 1,024,264
       40,328  Henry Schein, Inc. (a)               2,771,744
        4,047  Humana, Inc.                         1,588,245
        4,725  Laboratory Corp. of America
                  Holdings (a)                        911,547
       20,661  Quest Diagnostics, Inc.              2,625,393
        5,322  UnitedHealth Group, Inc.             1,611,395
       42,251  Universal Health Services,
                  Inc., Class B                     4,643,385
                                              ---------------
                                                   27,761,274
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 0.6%
       11,449  Cerner Corp.                           795,133
       16,743  Veeva Systems, Inc.,
                  Class A (a)                       4,429,696
                                              ---------------
                                                    5,224,829
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.1%
       69,555  Aramark                              1,469,002
      239,015  Carnival Corp. (b)                   3,317,528
        3,727  Chipotle Mexican Grill,
                  Inc. (a)                          4,305,281
        8,497  Domino's Pizza, Inc.                 3,285,025


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE
                  (CONTINUED)
       34,472  Las Vegas Sands Corp.          $     1,504,358
      233,607  MGM Resorts International            3,758,737
       46,813  Royal Caribbean Cruises Ltd.         2,280,261
                                              ---------------
                                                   19,920,192
                                              ---------------
               HOUSEHOLD DURABLES -- 2.0%
       70,779  D.R. Horton, Inc.                    4,682,739
       32,204  Garmin Ltd.                          3,174,992
       63,693  Lennar Corp., Class A                4,608,189
          240  NVR, Inc. (a)                          943,236
      115,330  PulteGroup, Inc.                     5,028,388
                                              ---------------
                                                   18,437,544
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.3%
       10,155  Church & Dwight Co., Inc.              978,231
        5,552  Kimberly-Clark Corp.                   844,126
        6,565  Procter & Gamble (The) Co.             860,803
                                              ---------------
                                                    2,683,160
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.4%
      210,774  Vistra Corp.                         3,933,043
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.6%
       10,064  3M Co.                               1,514,330
      459,692  General Electric Co.                 2,790,330
        4,042  Roper Technologies, Inc.             1,747,963
                                              ---------------
                                                    6,052,623
                                              ---------------
               INSURANCE -- 4.9%
       87,143  Aflac, Inc.                          3,099,677
       40,465  Allstate (The) Corp.                 3,819,491
      125,870  American International Group,
                  Inc.                              4,045,462
        8,052  Arthur J. Gallagher & Co.              865,509
       57,770  Brown & Brown, Inc.                  2,626,802
       12,397  Chubb Ltd.                           1,577,394
       11,421  Everest Re Group Ltd.                2,498,801
      128,005  Fidelity National Financial,
                  Inc.                              4,142,242
       31,722  Globe Life, Inc.                     2,525,071
       64,004  Lincoln National Corp.               2,385,429
       21,931  Marsh & McLennan Cos., Inc.          2,557,155
      107,465  MetLife, Inc.                        4,067,550
       56,686  Principal Financial Group, Inc.      2,405,187
       29,395  Progressive (The) Corp.              2,655,544
       51,554  Prudential Financial, Inc.           3,266,977
       20,645  Travelers (The) Cos., Inc.           2,362,201
       13,702  W.R. Berkley Corp.                     846,098
                                              ---------------
                                                   45,746,590
                                              ---------------
               INTERACTIVE MEDIA & SERVICES
                  -- 1.2%
        2,216  Alphabet, Inc., Class A (a)          3,297,297
       13,825  Facebook, Inc., Class A (a)          3,506,988
      167,075  Snap, Inc., Class A (a)              3,745,821
       26,347  Twitter, Inc. (a)                      959,031
                                              ---------------
                                                   11,509,137
                                              ---------------


                        See Notes to Financial Statements                Page 33

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.8%
        1,422  Amazon.com, Inc. (a)           $     4,500,175
       59,859  eBay, Inc.                           3,309,005
                                              ---------------
                                                    7,809,180
                                              ---------------
               IT SERVICES -- 6.1%
       10,966  Accenture PLC, Class A               2,464,937
       21,989  Akamai Technologies, Inc. (a)        2,472,443
        5,271  Automatic Data Processing,
                  Inc.                                700,569
       40,361  Booz Allen Hamilton Holding
                  Corp.                             3,299,915
       24,880  Broadridge Financial
                  Solutions, Inc.                   3,342,379
       55,257  Cognizant Technology Solutions
                  Corp., Class A                    3,775,158
       15,575  EPAM Systems, Inc. (a)               4,517,996
        8,041  Fiserv, Inc. (a)                       802,411
        3,119  FleetCor Technologies,
                  Inc. (a)                            806,480
        6,468  Gartner, Inc. (a)                      806,172
       42,817  GoDaddy, Inc., Class A (a)           3,009,179
       19,497  International Business
                  Machines Corp.                    2,396,961
        8,529  Jack Henry & Associates, Inc.        1,520,721
       25,138  Leidos Holdings, Inc.                2,392,132
        5,308  Mastercard, Inc., Class A            1,637,677
       19,601  Okta, Inc. (a)                       4,331,429
       10,362  Paychex, Inc.                          745,235
       22,525  PayPal Holdings, Inc. (a)            4,416,477
       37,398  Square, Inc., Class A (a)            4,856,130
       17,887  Twilio, Inc., Class A (a)            4,962,212
        3,794  VeriSign, Inc. (a)                     803,114
        8,128  Visa, Inc., Class A                  1,547,571
       36,306  Western Union (The) Co.                881,510
                                              ---------------
                                                   56,488,808
                                              ---------------
               LEISURE PRODUCTS -- 0.2%
       20,944  Hasbro, Inc.                         1,523,885
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 1.3%
       26,646  Agilent Technologies, Inc.           2,566,809
       92,344  Avantor, Inc. (a)                    2,038,956
        4,240  Illumina, Inc. (a)                   1,620,358
          975  Mettler-Toledo International,
                  Inc. (a)                            911,625
       16,004  PerkinElmer, Inc.                    1,903,036
        6,499  Thermo Fisher Scientific, Inc.       2,690,261
                                              ---------------
                                                   11,731,045
                                              ---------------
               MACHINERY -- 2.0%
       18,122  Cummins, Inc.                        3,502,258
        9,988  Deere & Co.                          1,760,984
       16,257  Dover Corp.                          1,673,333
        4,490  Illinois Tool Works, Inc.              830,605
       41,947  PACCAR, Inc.                         3,568,851
       12,849  Parker-Hannifin Corp.                2,298,943
       11,263  Stanley Black & Decker, Inc.         1,726,843
       40,901  Westinghouse Air Brake
                  Technologies Corp.                2,543,633


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MACHINERY (CONTINUED)
       12,082  Xylem, Inc.                    $       881,745
                                              ---------------
                                                   18,787,195
                                              ---------------
               MEDIA -- 2.0%
        1,540  Charter Communications, Inc.,
                  Class A (a)                         893,200
       80,547  Comcast Corp., Class A               3,447,412
      186,002  Discovery, Inc., Class A (a)         3,924,642
       68,233  DISH Network Corp.,
                  Class A (a)                       2,190,962
        6,334  Liberty Broadband Corp.,
                  Class C (a)                         869,468
       43,129  Omnicom Group, Inc.                  2,317,321
      267,438  Sirius XM Holdings, Inc.             1,572,535
      134,637  ViacomCBS, Inc., Class B             3,509,987
                                              ---------------
                                                   18,725,527
                                              ---------------
               METALS & MINING -- 0.9%
       63,567  Newmont Corp.                        4,398,837
       94,776  Nucor Corp.                          3,975,853
                                              ---------------
                                                    8,374,690
                                              ---------------
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS -- 0.1%
      119,652  Annaly Capital Management,
                  Inc.                                886,621
                                              ---------------
               MULTILINE RETAIL -- 1.0%
       20,602  Dollar General Corp.                 3,922,621
        8,467  Dollar Tree, Inc. (a)                  790,394
       32,725  Target Corp.                         4,119,423
                                              ---------------
                                                    8,832,438
                                              ---------------
               MULTI-UTILITIES -- 1.5%
       22,312  Ameren Corp.                         1,790,315
       32,738  Consolidated Edison, Inc.            2,515,261
        9,668  Dominion Energy, Inc.                  783,398
       21,904  DTE Energy Co.                       2,532,759
       69,036  NiSource, Inc.                       1,687,930
       47,902  Public Service Enterprise
                  Group, Inc.                       2,679,638
       17,912  WEC Energy Group, Inc.               1,706,297
                                              ---------------
                                                   13,695,598
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 3.8%
       48,734  Cheniere Energy, Inc. (a)            2,411,358
       35,188  Chevron Corp.                        2,953,681
       93,401  ConocoPhillips                       3,492,263
      223,880  Continental Resources,
                  Inc. (b)                          3,870,885
       75,075  Diamondback Energy, Inc.             2,992,489
       77,469  EOG Resources, Inc.                  3,629,423
       87,762  Exxon Mobil Corp.                    3,693,025
       15,150  Hess Corp.                             745,532
      171,567  Occidental Petroleum Corp.           2,700,465
       47,256  ONEOK, Inc.                          1,318,915
       10,916  Phillips 66                            677,010
       40,171  Pioneer Natural Resources Co.        3,893,373
       40,033  Valero Energy Corp.                  2,251,056
       41,268  Williams (The) Cos., Inc.              789,457
                                              ---------------
                                                   35,418,932
                                              ---------------


Page 34                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS -- 1.2%
        9,562  Eli Lilly and Co.              $     1,437,073
      195,257  Mylan N.V. (a)                       3,145,590
      120,020  Pfizer, Inc.                         4,618,370
       11,454  Zoetis, Inc.                         1,737,343
                                              ---------------
                                                   10,938,376
                                              ---------------
               PROFESSIONAL SERVICES -- 1.2%
        3,314  CoStar Group, Inc. (a)               2,816,105
       18,266  Equifax, Inc.                        2,969,321
       27,054  TransUnion                           2,423,227
       13,834  Verisk Analytics, Inc.               2,610,614
                                              ---------------
                                                   10,819,267
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.4%
       86,791  CBRE Group, Inc., Class A (a)        3,802,314
                                              ---------------
               ROAD & RAIL -- 1.6%
       33,764  CSX Corp.                            2,408,724
       13,045  J.B. Hunt Transport Services,
                  Inc.                              1,688,023
       10,517  Kansas City Southern                 1,807,347
       23,779  Lyft, Inc., Class A (a)                695,060
       13,413  Norfolk Southern Corp.               2,578,113
       18,515  Old Dominion Freight Line,
                  Inc.                              3,384,912
       25,255  Uber Technologies, Inc. (a)            764,216
        9,286  Union Pacific Corp.                  1,609,728
                                              ---------------
                                                   14,936,123
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 4.9%
       44,758  Advanced Micro Devices,
                  Inc. (a)                          3,465,612
        6,398  Analog Devices, Inc.                   734,810
       38,955  Applied Materials, Inc.              2,505,975
        4,973  Broadcom, Inc.                       1,575,198
       39,356  Intel Corp.                          1,878,462
       12,107  KLA Corp.                            2,419,342
        9,705  Lam Research Corp.                   3,660,338
       67,165  Marvell Technology Group Ltd.        2,449,508
       12,949  Maxim Integrated Products,
                  Inc.                                881,697
       14,907  Microchip Technology, Inc.           1,516,489
       60,942  Micron Technology, Inc. (a)          3,050,452
        8,264  NVIDIA Corp.                         3,508,812
        6,884  NXP Semiconductors N.V.                809,076
       28,404  Qorvo, Inc. (a)                      3,639,973
       43,028  QUALCOMM, Inc.                       4,544,187
       18,417  Skyworks Solutions, Inc.             2,681,147
       46,441  Teradyne, Inc.                       4,131,391
        6,181  Texas Instruments, Inc.                788,386
        7,977  Xilinx, Inc.                           856,331
                                              ---------------
                                                   45,097,186
                                              ---------------
               SOFTWARE -- 9.0%
        9,017  Adobe, Inc. (a)                      4,006,433
        8,073  ANSYS, Inc. (a)                      2,507,474
       16,409  Autodesk, Inc. (a)                   3,879,580
       32,719  Cadence Design Systems,
                  Inc. (a)                          3,574,551


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SOFTWARE (CONTINUED)
       39,609  Ceridian HCM Holding, Inc. (a) $     3,100,989
       15,919  Citrix Systems, Inc.                 2,272,596
       14,165  Coupa Software, Inc. (a)             4,340,864
       22,788  DocuSign, Inc. (a)                   4,941,122
        7,511  Fair Isaac Corp. (a)                 3,298,756
       28,591  Fortinet, Inc. (a)                   3,954,135
        5,299  Intuit, Inc.                         1,623,455
       11,570  Microsoft Corp.                      2,371,966
      158,332  NortonLifeLock, Inc.                 3,396,221
       14,201  Oracle Corp.                           787,446
       13,670  Palo Alto Networks, Inc. (a)         3,498,426
       12,669  Paycom Software, Inc. (a)            3,602,684
       13,772  RingCentral, Inc., Class A (a)       3,997,598
       16,762  salesforce.com, Inc. (a)             3,266,076
        9,687  ServiceNow, Inc. (a)                 4,254,530
       19,751  Splunk, Inc. (a)                     4,144,155
       41,693  SS&C Technologies Holdings,
                  Inc.                              2,397,348
       16,102  Synopsys, Inc. (a)                   3,207,840
        9,653  Trade Desk (The), Inc.,
                  Class A (a)                       4,356,592
        6,788  Tyler Technologies, Inc. (a)         2,425,013
       10,138  VMware, Inc., Class A (a) (b)        1,421,449
       12,570  Workday, Inc., Class A (a)           2,274,164
                                              ---------------
                                                   82,901,463
                                              ---------------
               SPECIALTY RETAIL -- 1.8%
        2,785  AutoZone, Inc. (a)                   3,362,665
       17,987  Best Buy Co., Inc.                   1,791,325
        3,988  Burlington Stores, Inc. (a)            749,744
       35,061  CarMax, Inc. (a)                     3,399,865
       12,534  Home Depot (The), Inc.               3,327,652
        7,446  O'Reilly Automotive, Inc. (a)        3,554,572
        3,859  Ulta Beauty, Inc. (a)                  744,748
                                              ---------------
                                                   16,930,571
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.8%
       10,759  Apple, Inc.                          4,573,005
       14,287  Dell Technologies, Inc.,
                  Class C (a)                         854,791
      322,685  Hewlett Packard Enterprise Co.       3,184,901
       90,067  HP, Inc.                             1,583,378
       35,381  NetApp, Inc.                         1,567,378
       64,858  Seagate Technology PLC               2,932,879
       35,556  Western Digital Corp.                1,532,464
                                              ---------------
                                                   16,228,796
                                              ---------------
               TEXTILES, APPAREL &
                  LUXURY GOODS -- 0.2%
       16,010  NIKE, Inc., Class B                  1,562,736
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 0.9%
       73,288  Fastenal Co.                         3,447,468
       26,331  United Rentals, Inc. (a)             4,091,047
        2,500  W.W. Grainger, Inc.                    853,825
                                              ---------------
                                                    8,392,340
                                              ---------------


                        See Notes to Financial Statements                Page 35

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               WATER UTILITIES -- 0.2%
       12,202  American Water Works Co., Inc. $     1,796,989
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.1%
        7,538  T-Mobile US, Inc. (a)                  809,430
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.8%                        923,720,807
               (Cost $843,681,498)            ---------------

               WARRANTS -- 0.0%
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.0%
       27,697  Occidental Petroleum Corp.,
                  expiring 08/03/27 (a)               155,103
               (Cost $0)                      ---------------

               MONEY MARKET FUNDS -- 1.0%
    8,014,309  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                     8,014,309
      943,072  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                   943,072
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 1.0%                           8,957,381
               (Cost $8,957,381)              ---------------

               TOTAL INVESTMENTS -- 100.8%        932,833,291
               (Cost $852,638,879) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.8)%            (7,853,465)
                                              ---------------
               NET ASSETS -- 100.0%           $   924,979,826
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $7,738,999 and the total value of the collateral held by the Fund is $8,014,309.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $856,835,640. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $140,010,805 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $64,013,154. The net unrealized appreciation was $75,997,651.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  923,720,807   $         --   $         --
Warrants*                    155,103             --             --
Money Market
   Funds                   8,957,381             --             --
                      --------------------------------------------
Total Investments     $  932,833,291   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     7,738,999
Non-cash Collateral(2)                             (7,738,999)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 36                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 1.5%
       10,603  Aerojet Rocketdyne Holdings,
                  Inc. (a)                    $       437,374
       21,410  Axon Enterprise, Inc. (a)            1,779,813
       22,260  BWX Technologies, Inc.               1,213,615
       10,683  Mercury Systems, Inc. (a)              827,185
       39,659  Moog, Inc., Class A                  2,130,482
       34,789  Parsons Corp. (a)                    1,211,701
       70,213  Spirit AeroSystems Holdings,
                  Inc., Class A                     1,374,068
                                              ---------------
                                                    8,974,238
                                              ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.4%
        5,317  C.H. Robinson Worldwide, Inc.          498,309
       27,203  XPO Logistics, Inc. (a)              2,040,769
                                              ---------------
                                                    2,539,078
                                              ---------------
               AIRLINES -- 1.3%
       57,950  Alaska Air Group, Inc.               1,995,798
      192,769  JetBlue Airways Corp. (a)            1,993,232
       64,413  SkyWest, Inc.                        1,694,706
      118,041  Spirit Airlines, Inc. (a) (b)        1,866,228
                                              ---------------
                                                    7,549,964
                                              ---------------
               AUTO COMPONENTS -- 0.9%
       59,524  BorgWarner, Inc.                     2,178,578
       32,616  Gentex Corp.                           880,306
       19,273  Lear Corp.                           2,127,354
                                              ---------------
                                                    5,186,238
                                              ---------------
               AUTOMOBILES -- 0.3%
       53,041  Harley-Davidson, Inc.                1,380,657
        3,942  Thor Industries, Inc.                  449,349
                                              ---------------
                                                    1,830,006
                                              ---------------
               BANKS -- 8.2%
       53,440  Ameris Bancorp                       1,233,128
      122,877  Associated Banc-Corp.                1,577,741
       55,438  BancorpSouth Bank                    1,160,317
       71,619  Bank OZK                             1,722,437
       83,010  BankUnited, Inc.                     1,671,821
       29,780  BOK Financial Corp.                  1,658,746
       63,915  Cathay General Bancorp               1,545,465
       40,542  CIT Group, Inc.                        769,082
       44,480  Columbia Banking System, Inc.        1,286,806
       44,122  Comerica, Inc.                       1,699,579
       14,130  Commerce Bancshares, Inc.              809,084
        7,373  Community Bank System, Inc.            414,584
       11,249  Cullen/Frost Bankers, Inc.             810,603
       44,852  CVB Financial Corp.                    810,476
       46,382  East West Bancorp, Inc.              1,607,600
      224,129  F.N.B. Corp.                         1,660,796
        3,114  First Citizens BancShares,
                  Inc.,  Class A                    1,326,159
       97,501  First Hawaiian, Inc.                 1,694,567
      168,771  First Horizon National Corp.         1,564,507
       59,465  Hancock Whitney Corp.                1,133,403
       81,973  Home BancShares, Inc.                1,338,619
      148,318  Investors Bancorp, Inc.              1,204,342
       91,624  Old National Bancorp                 1,281,820


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BANKS (CONTINUED)
      145,286  People's United Financial,
                  Inc.                        $     1,567,636
       30,024  Pinnacle Financial Partners,
                  Inc.                              1,189,551
       56,527  Popular, Inc.                        2,097,717
       14,152  Prosperity Bancshares, Inc.            786,285
        7,862  Signature Bank                         806,091
      179,282  Sterling Bancorp                     2,016,923
       81,877  Synovus Financial Corp.              1,649,822
       16,301  UMB Financial Corp.                    811,790
       30,385  United Bankshares, Inc.                799,733
      161,215  Valley National Bancorp              1,204,276
       58,752  Webster Financial Corp.              1,602,167
       11,097  Western Alliance Bancorp               398,937
       38,534  Wintrust Financial Corp.             1,649,255
       49,437  Zions Bancorp N.A.                   1,605,219
                                              ---------------
                                                   48,167,084
                                              ---------------
               BEVERAGES -- 0.5%
        3,912  Boston Beer (The) Co., Inc.,
                  Class A (a)                       3,170,441
                                              ---------------
               BIOTECHNOLOGY -- 4.3%
       34,678  ACADIA Pharmaceuticals,
                  Inc. (a)                          1,441,565
       17,644  Acceleron Pharma, Inc. (a)           1,749,756
       31,429  Agios Pharmaceuticals,
                  Inc. (a)                          1,424,362
       29,192  Arrowhead Pharmaceuticals,
                  Inc. (a)                          1,257,299
       10,776  Blueprint Medicines Corp. (a)          788,588
       28,592  CRISPR Therapeutics AG (a)           2,443,472
       70,807  Exelixis, Inc. (a)                   1,634,934
       20,737  FibroGen, Inc. (a)                     839,226
       35,576  Immunomedics, Inc. (a)               1,502,375
       21,386  Ionis Pharmaceuticals,
                  Inc. (a)                          1,230,978
        3,682  Mirati Therapeutics, Inc. (a)          446,663
       19,633  Moderna, Inc. (a)                    1,454,805
       25,261  Momenta Pharmaceuticals,
                  Inc. (a)                            744,947
       17,220  Neurocrine Biosciences,
                  Inc. (a)                          2,072,599
       16,565  PTC Therapeutics, Inc. (a)             767,456
       10,481  Sarepta Therapeutics, Inc. (a)       1,609,043
       26,860  Ultragenyx Pharmaceutical,
                  Inc. (a)                          2,099,378
       17,368  United Therapeutics Corp. (a)        1,936,011
                                              ---------------
                                                   25,443,457
                                              ---------------
               BUILDING PRODUCTS -- 2.3%
       17,837  A.O. Smith Corp.                       858,673
       42,532  Advanced Drainage Systems,
                  Inc.                              2,084,068
       81,206  Builders FirstSource, Inc. (a)       1,923,770
       26,297  Fortune Brands Home &
                  Security, Inc.                    2,011,721
        3,606  Lennox International, Inc.             966,913
       19,929  Simpson Manufacturing Co.,
                  Inc.                              1,924,344
       16,153  Trex Co., Inc. (a)                   2,250,597
       25,463  UFP Industries, Inc.                 1,482,456
                                              ---------------
                                                   13,502,542
                                              ---------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               CAPITAL MARKETS -- 2.8%
       16,908  Affiliated Managers Group,
                  Inc.                        $     1,163,102
       10,586  Ares Management Corp.,
                  Class A                             422,805
       24,700  Cohen & Steers, Inc.                 1,486,446
       10,886  Eaton Vance Corp.                      393,420
       35,661  Evercore, Inc., Class A              1,972,053
       88,658  Federated Hermes, Inc.               2,337,025
      195,276  Invesco Ltd.                         1,960,571
       14,676  Lazard Ltd., Class A                   430,300
       21,439  LPL Financial Holdings, Inc.         1,694,110
        8,944  Morningstar, Inc.                    1,502,950
        7,643  SEI Investments Co.                    399,958
       35,438  Stifel Financial Corp.               1,718,034
       21,685  Tradeweb Markets, Inc.,
                  Class A                           1,172,508
                                              ---------------
                                                   16,653,282
                                              ---------------
               CHEMICALS -- 2.9%
       16,327  Albemarle Corp.                      1,346,324
       18,639  Axalta Coating Systems
                  Ltd. (a)                            413,786
       59,737  CF Industries Holdings, Inc.         1,871,560
       30,171  Eastman Chemical Co.                 2,251,662
      116,197  Element Solutions, Inc. (a)          1,261,899
       70,159  Huntsman Corp.                       1,297,941
        2,095  NewMarket Corp.                        785,227
       16,798  RPM International, Inc.              1,370,549
       15,625  Scotts Miracle-Gro (The) Co.         2,477,656
       86,959  Valvoline, Inc.                      1,784,399
        8,274  W.R. Grace & Co.                       381,680
       39,166  Westlake Chemical Corp.              2,134,547
                                              ---------------
                                                   17,377,230
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.5%
      105,321  ADT, Inc. (b)                          906,814
       17,948  Brady Corp., Class A                   825,070
       16,513  Cimpress PLC (a)                     1,651,300
        7,009  Clean Harbors, Inc. (a)                417,737
       21,789  IAA, Inc. (a)                          944,553
        7,346  MSA Safety, Inc.                       870,721
       15,017  Stericycle, Inc. (a)                   907,552
       15,931  Tetra Tech, Inc.                     1,412,283
        4,695  UniFirst Corp.                         875,524
                                              ---------------
                                                    8,811,554
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.5%
       15,520  Ciena Corp. (a)                        923,595
        6,026  F5 Networks, Inc. (a)                  818,934
       36,766  Juniper Networks, Inc.                 933,121
        5,163  Lumentum Holdings, Inc. (a)            479,281
                                              ---------------
                                                    3,154,931
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 1.1%
       25,412  EMCOR Group, Inc.                    1,740,722
       46,830  MasTec, Inc. (a)                     1,862,897
       42,851  Quanta Services, Inc.                1,712,755
       11,095  Valmont Industries, Inc.             1,344,714
                                              ---------------
                                                    6,661,088
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CONSTRUCTION MATERIALS -- 0.1%
        5,984  Eagle Materials, Inc.          $       480,096
                                              ---------------
               CONSUMER FINANCE -- 1.7%
        4,012  Credit Acceptance Corp.
                  (a) (b)                           1,877,375
       18,680  FirstCash, Inc.                      1,076,715
        4,354  LendingTree, Inc. (a)                1,507,747
      239,109  Navient Corp.                        1,903,308
       34,250  OneMain Holdings, Inc.                 982,975
       68,481  Santander Consumer USA
                  Holdings, Inc. (b)                1,257,311
      239,109  SLM Corp.                            1,618,768
                                              ---------------
                                                   10,224,199
                                              ---------------
               CONTAINERS & PACKAGING -- 1.2%
        3,750  AptarGroup, Inc.                       432,000
       28,447  Berry Global Group, Inc. (a)         1,422,066
       60,077  Graphic Packaging Holding Co.          837,473
       12,635  Packaging Corp. of America           1,214,476
       25,582  Sealed Air Corp.                       912,766
       25,946  Silgan Holdings, Inc.                  992,434
       24,113  Sonoco Products Co.                  1,247,607
                                              ---------------
                                                    7,058,822
                                              ---------------
               DISTRIBUTORS -- 0.3%
        6,182  Pool Corp.                           1,957,839
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 1.0%
       31,237  Chegg, Inc. (a)                      2,529,260
       28,441  frontdoor, Inc. (a)                  1,194,380
       13,924  Grand Canyon Education,
                  Inc. (a)                          1,235,616
       10,808  Service Corp. International            468,635
        5,470  Strategic Education, Inc.              690,368
                                              ---------------
                                                    6,118,259
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.7%
       20,452  Cannae Holdings, Inc. (a)              770,631
      135,127  Jefferies Financial Group, Inc.      2,189,058
       27,028  Voya Financial, Inc.                 1,335,183
                                              ---------------
                                                    4,294,872
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 0.9%
        5,431  Cogent Communications
                  Holdings, Inc.                      489,387
       29,546  GCI Liberty, Inc., Class A (a)       2,316,111
       16,517  Iridium Communications,
                  Inc. (a)                            452,401
      178,068  Liberty Latin America Ltd.,
                  Class C (a)                       1,821,636
                                              ---------------
                                                    5,079,535
                                              ---------------
               ELECTRIC UTILITIES -- 1.4%
       30,782  ALLETE, Inc.                         1,825,373
       23,308  Hawaiian Electric Industries,
                  Inc.                                845,148
       14,432  IDACORP, Inc.                        1,345,784
       64,530  NRG Energy, Inc.                     2,181,759
       40,203  Portland General Electric Co.        1,774,158
                                              ---------------
                                                    7,972,222
                                              ---------------


Page 38                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ELECTRICAL EQUIPMENT -- 1.1%
       17,561  Acuity Brands, Inc.            $     1,740,295
       13,053  EnerSys                                877,945
       13,785  Generac Holdings, Inc. (a)           2,172,240
        3,355  Hubbell, Inc.                          452,824
       14,440  Regal Beloit Corp.                   1,328,047
                                              ---------------
                                                    6,571,351
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.1%
       14,076  Cognex Corp.                           941,262
       12,760  Dolby Laboratories, Inc.,
                  Class A                             888,096
       10,357  FLIR Systems, Inc.                     431,473
        2,623  IPG Photonics Corp. (a)                469,543
       12,684  Itron, Inc. (a)                        882,299
       13,099  Jabil, Inc.                            456,631
        2,459  Littelfuse, Inc.                       436,841
       10,854  National Instruments Corp.             385,317
       14,036  SYNNEX Corp.                         1,750,851
                                              ---------------
                                                    6,642,313
                                              ---------------
               ENTERTAINMENT -- 0.7%
      145,535  Cinemark Holdings, Inc.              1,721,679
      220,250  Zynga, Inc., Class A (a)             2,165,058
                                              ---------------
                                                    3,886,737
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 5.1%
        6,396  Agree Realty Corp.                     428,340
       31,242  American Homes 4 Rent,
                  Class A                             906,018
       11,574  Americold Realty Trust                 467,011
      217,514  Apple Hospitality REIT, Inc.         1,918,474
      115,768  Brandywine Realty Trust              1,253,767
      131,121  Brixmor Property Group, Inc.         1,509,203
        3,472  CoreSite Realty Corp.                  448,062
       33,169  Corporate Office Properties
                  Trust                               878,315
       28,174  Cousins Properties, Inc.               865,505
       17,331  CyrusOne, Inc.                       1,445,752
        3,546  EastGroup Properties, Inc.             470,412
       50,736  EPR Properties                       1,452,572
       65,252  Equity Commonwealth                  2,060,006
       10,933  First Industrial Realty Trust,
                  Inc.                                480,177
       15,846  Healthcare Trust of America,
                  Inc., Class A                       437,508
       56,288  Highwoods Properties, Inc.           2,158,082
       33,403  Hudson Pacific Properties,
                  Inc.                                787,309
        6,292  Lamar Advertising Co., Class A         413,573
      234,244  Macerich (The) Co. (b)               1,787,282
      163,519  Paramount Group, Inc.                1,165,890
      153,821  Pebblebrook Hotel Trust              1,630,503
       23,985  Physicians Realty Trust                432,689
       13,114  QTS Realty Trust, Inc.,
                  Class A                             943,552
       16,953  Rayonier, Inc.                         470,954
       10,141  Rexford Industrial Realty,
                  Inc.                                475,917
      116,490  Sabra Health Care REIT, Inc.         1,717,063


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
      237,084  Service Properties Trust       $     1,588,463
       12,057  Spirit Realty Capital, Inc.            415,484
       14,331  STAG Industrial, Inc.                  467,191
       51,564  Sunstone Hotel Investors, Inc.         385,699
        7,982  Terreno Realty Corp.                   484,986
                                              ---------------
                                                   30,345,759
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 0.9%
       56,375  BJ's Wholesale Club Holdings,
                  Inc. (a)                          2,257,819
        5,620  Casey's General Stores, Inc.           894,648
       28,846  Performance Food Group
                  Co. (a)                             808,265
       63,932  US Foods Holding Corp. (a)           1,297,819
                                              ---------------
                                                    5,258,551
                                              ---------------
               FOOD PRODUCTS -- 1.7%
       12,546  Beyond Meat, Inc. (a)                1,579,541
       85,344  Darling Ingredients, Inc. (a)        2,383,658
       18,796  Flowers Foods, Inc.                    427,609
       20,254  Ingredion, Inc.                      1,751,971
        6,613  J & J Snack Foods Corp.                814,259
        2,710  Lancaster Colony Corp.                 429,779
      124,401  Pilgrim's Pride Corp. (a)            1,909,555
          284  Seaboard Corp.                         767,723
                                              ---------------
                                                   10,064,095
                                              ---------------
               GAS UTILITIES -- 1.2%
       30,068  National Fuel Gas Co.                1,219,859
       38,614  New Jersey Resources Corp.           1,199,351
       10,908  ONE Gas, Inc.                          825,735
       18,260  Southwest Gas Holdings, Inc.         1,271,626
       19,189  Spire, Inc.                          1,183,194
       39,643  UGI Corp.                            1,321,698
                                              ---------------
                                                    7,021,463
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 2.4%
        6,960  ABIOMED, Inc. (a)                    2,087,582
        9,502  Cantel Medical Corp.                   448,970
       17,615  Globus Medical, Inc.,
                  Class A (a)                         848,691
        2,277  ICU Medical, Inc. (a)                  418,353
       11,507  Integer Holdings Corp. (a)             756,815
        7,370  Masimo Corp. (a)                     1,622,284
       10,828  Neogen Corp. (a)                       831,266
        7,032  Nevro Corp. (a)                        934,975
        4,699  Penumbra, Inc. (a)                   1,042,755
        9,389  Quidel Corp. (a)                     2,652,111
       21,239  Tandem Diabetes Care, Inc. (a)       2,218,626
                                              ---------------
                                                   13,862,428
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 1.9%
       50,185  Acadia Healthcare Co.,
                  Inc. (a)                          1,496,015
        8,463  Amedisys, Inc. (a)                   1,981,696
       18,578  AMN Healthcare Services,
                  Inc. (a)                          1,020,675
        1,865  Chemed Corp.                           917,934


                        See Notes to Financial Statements                Page 39

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE PROVIDERS
                  & SERVICES
                  (CONTINUED)
       13,568  Encompass Health Corp.         $       923,710
       10,359  Guardant Health, Inc. (a)              882,380
       14,323  HealthEquity, Inc. (a)                 738,494
        7,230  LHC Group, Inc. (a)                  1,410,645
        4,722  Molina Healthcare, Inc. (a)            872,153
       28,528  Select Medical Holdings
                  Corp. (a)                           543,173
       23,207  Tenet Healthcare Corp. (a)             613,593
                                              ---------------
                                                   11,400,468
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 0.4%
        5,948  Omnicell, Inc. (a)                     418,085
        8,811  Teladoc Health, Inc. (a)             2,093,758
                                              ---------------
                                                    2,511,843
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 1.4%
       20,110  Boyd Gaming Corp.                      476,004
       20,982  Caesars Entertainment,
                  Inc. (a)                            651,491
        5,328  Choice Hotels International,
                  Inc.                                447,765
       12,627  Churchill Downs, Inc.                1,749,092
        6,445  Dunkin' Brands Group, Inc.             442,965
        5,112  Marriott Vacations Worldwide
                  Corp.                               432,782
        6,939  Planet Fitness, Inc.,
                  Class A (a)                         362,216
       15,986  Texas Roadhouse, Inc.                  898,253
       77,179  Wendy's (The) Co.                    1,789,009
       14,912  Wyndham Destinations, Inc.             396,659
        9,861  Wyndham Hotels & Resorts, Inc.         435,462
                                              ---------------
                                                    8,081,698
                                              ---------------
               HOUSEHOLD DURABLES -- 2.8%
        8,915  Helen of Troy Ltd. (a)               1,678,249
       68,489  KB Home                              2,303,970
       35,867  Leggett & Platt, Inc.                1,437,908
       20,651  Mohawk Industries, Inc. (a)          1,648,982
       29,206  Tempur Sealy International,
                  Inc. (a)                          2,364,226
       64,474  Toll Brothers, Inc.                  2,462,907
       18,472  TopBuild Corp. (a)                   2,436,826
       12,980  Whirlpool Corp.                      2,117,297
                                              ---------------
                                                   16,450,365
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.1%
        3,514  Carlisle Cos., Inc.                    418,447
                                              ---------------
               INSURANCE -- 3.6%
       13,242  American Financial Group, Inc.         804,716
       17,493  American National Group, Inc.        1,288,360
        8,135  Assurant, Inc.                         874,268
       86,078  Assured Guaranty Ltd.                1,879,083
       26,947  Athene Holding Ltd.,
                  Class A (a)                         869,041
       10,360  Axis Capital Holdings Ltd.             415,643
       75,527  Brighthouse Financial,
                  Inc. (a)                          2,140,435
        2,752  Enstar Group Ltd. (a)                  462,198
        4,380  Erie Indemnity Co., Class A            920,326
       43,759  First American Financial Corp.       2,232,147


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               INSURANCE (CONTINUED)
        8,291  Hanover Insurance Group (The),
                  Inc.                        $       844,687
       23,181  Kemper Corp.                         1,820,172
        3,603  Primerica, Inc.                        431,135
       21,428  Reinsurance Group of America,
                  Inc.                              1,826,737
        7,373  RenaissanceRe Holdings Ltd.          1,329,942
       15,933  Selective Insurance Group,
                  Inc.                                865,799
      126,652  Unum Group                           2,182,214
                                              ---------------
                                                   21,186,903
                                              ---------------
               INTERACTIVE MEDIA & SERVICES
                  -- 1.0%
       16,578  Cargurus, Inc. (a)                     478,938
       56,869  Pinterest, Inc., Class A (a)         1,950,038
       44,212  TripAdvisor, Inc.                      894,409
       36,475  Zillow Group, Inc.,
                  Class C (a)                       2,494,525
                                              ---------------
                                                    5,817,910
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.9%
       19,777  Etsy, Inc. (a)                       2,341,202
       10,636  Wayfair, Inc., Class A (a)           2,830,133
                                              ---------------
                                                    5,171,335
                                              ---------------
               IT SERVICES -- 1.5%
       11,580  Black Knight, Inc. (a)                 867,574
        5,812  CACI International, Inc.,
                  Class A (a)                       1,207,850
       34,518  Genpact Ltd.                         1,374,507
       18,639  KBR, Inc.                              414,531
       11,927  MAXIMUS, Inc.                          885,103
        9,283  MongoDB, Inc. (a)                    2,126,550
       52,141  Sabre Corp.                            394,186
       10,823  Science Applications
                  International Corp.                 865,623
        5,093  WEX, Inc. (a)                          806,578
                                              ---------------
                                                    8,942,502
                                              ---------------
               LEISURE PRODUCTS -- 0.6%
        9,080  Polaris, Inc.                          940,960
       49,175  YETI Holdings, Inc. (a)              2,404,166
                                              ---------------
                                                    3,345,126
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 2.7%
       43,428  Adaptive Biotechnologies
                  Corp. (a)                         1,620,733
        2,795  Bio-Rad Laboratories, Inc.,
                  Class A (a)                       1,467,068
        4,776  Bio-Techne Corp.                     1,314,164
       10,329  Bruker Corp.                           460,880
        9,641  Charles River Laboratories
                  International, Inc. (a)           1,918,463
       18,073  Medpace Holdings, Inc. (a)           2,157,013
       40,691  NeoGenomics, Inc. (a)                1,555,617
       12,959  PRA Health Sciences, Inc. (a)        1,380,911
       13,597  Repligen Corp. (a)                   2,051,923
       28,855  Syneos Health, Inc. (a)              1,800,263
                                              ---------------
                                                   15,727,035
                                              ---------------


Page 40                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MACHINERY -- 3.5%
       15,157  AGCO Corp.                     $       994,754
       45,703  Allison Transmission Holdings,
                  Inc.                              1,707,464
       42,494  Barnes Group, Inc.                   1,566,754
        7,066  Crane Co.                              399,724
        9,031  Donaldson Co., Inc.                    436,559
       14,306  ITT, Inc.                              825,885
        9,976  Lincoln Electric Holdings,
                  Inc.                                901,731
       15,969  Middleby (The) Corp. (a)             1,326,385
       44,703  Navistar International
                  Corp. (a)                         1,431,837
        6,642  Nordson Corp.                        1,286,090
       29,339  Oshkosh Corp.                        2,309,566
       11,206  Proto Labs, Inc. (a)                 1,346,065
       28,836  Rexnord Corp.                          835,379
       12,134  Snap-on, Inc.                        1,769,987
       46,188  Timken (The) Co.                     2,108,944
       12,667  Toro (The) Co.                         903,790
        5,417  Woodward, Inc.                         405,950
                                              ---------------
                                                   20,556,864
                                              ---------------
               MEDIA -- 1.3%
          710  Cable One, Inc.                      1,294,018
       73,465  Interpublic Group of (The)
                  Cos., Inc.                        1,326,043
       29,994  New York Times (The) Co.,
                  Class A                           1,383,923
       15,062  Nexstar Media Group, Inc.,
                  Class A                           1,320,184
      188,618  TEGNA, Inc.                          2,221,920
                                              ---------------
                                                    7,546,088
                                              ---------------
               METALS & MINING -- 1.1%
       22,131  Reliance Steel & Aluminum Co.        2,174,592
       13,523  Royal Gold, Inc.                     1,892,274
       80,537  Steel Dynamics, Inc.                 2,207,519
                                              ---------------
                                                    6,274,385
                                              ---------------
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS -- 0.2%
       42,840  Apollo Commercial Real Estate
                  Finance, Inc.                       398,412
       28,093  Starwood Property Trust, Inc.          419,990
       83,381  Two Harbors Investment Corp.           452,759
                                              ---------------
                                                    1,271,161
                                              ---------------
               MULTILINE RETAIL -- 0.7%
       80,929  Kohl's Corp.                         1,540,888
      305,404  Macy's, Inc. (b)                     1,850,748
       27,130  Nordstrom, Inc. (b)                    371,410
        4,301  Ollie's Bargain Outlet
                  Holdings, Inc. (a)                  452,035
                                              ---------------
                                                    4,215,081
                                              ---------------
               MULTI-UTILITIES -- 1.1%
       46,191  Avista Corp.                         1,715,072
       22,252  Black Hills Corp.                    1,287,501
       75,789  MDU Resources Group, Inc.            1,590,053
       30,834  NorthWestern Corp.                   1,734,721
                                              ---------------
                                                    6,327,347
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 1.9%
      104,484  CVR Energy, Inc.               $     2,006,093
       57,568  HollyFrontier Corp.                  1,583,120
      343,332  Marathon Oil Corp.                   1,884,893
      152,257  Murphy Oil Corp.                     2,011,315
      220,018  Ovintiv, Inc. (b)                    2,131,974
      263,468  WPX Energy, Inc. (a)                 1,572,904
                                              ---------------
                                                   11,190,299
                                              ---------------
               PERSONAL PRODUCTS -- 0.1%
        9,345  Herbalife Nutrition Ltd.
                  (a) (b)                             478,838
                                              ---------------
               PHARMACEUTICALS -- 1.1%
       22,932  Catalent, Inc. (a)                   2,002,881
       37,802  Horizon Therapeutics PLC (a)         2,313,104
        3,808  Jazz Pharmaceuticals PLC (a)           412,216
       13,046  MyoKardia, Inc. (a)                  1,175,836
       15,203  Perrigo Co. PLC                        806,063
                                              ---------------
                                                    6,710,100
                                              ---------------
               PROFESSIONAL SERVICES -- 1.3%
       18,906  ASGN, Inc. (a)                       1,294,305
       15,575  Exponent, Inc.                       1,309,234
       11,009  FTI Consulting, Inc. (a)             1,314,915
        6,490  Insperity, Inc.                        433,921
       24,453  ManpowerGroup, Inc.                  1,682,122
       23,864  Robert Half International,
                  Inc.                              1,213,962
        6,895  TriNet Group, Inc. (a)                 455,070
                                              ---------------
                                                    7,703,529
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.7%
        8,093  Howard Hughes (The) Corp. (a)          430,467
       20,306  Jones Lang LaSalle, Inc.             2,008,466
      110,442  Kennedy-Wilson Holdings, Inc.        1,638,959
                                              ---------------
                                                    4,077,892
                                              ---------------
               ROAD & RAIL -- 0.8%
        6,954  AMERCO                               2,209,494
       40,304  Knight-Swift Transportation
                  Holdings, Inc.                    1,752,821
        7,484  Landstar System, Inc.                  911,402
                                              ---------------
                                                    4,873,717
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 2.4%
       12,048  Cabot Microelectronics Corp.         1,815,875
        6,805  Cirrus Logic, Inc. (a)                 466,347
       44,168  Enphase Energy, Inc. (a)             2,665,981
       21,352  Entegris, Inc.                       1,535,422
        8,487  First Solar, Inc. (a)                  505,401
       17,884  Inphi Corp. (a)                      2,336,723
        3,714  MKS Instruments, Inc.                  473,312
        7,092  Monolithic Power Systems, Inc.       1,879,451
       21,205  ON Semiconductor Corp. (a)             436,823
       14,231  Power Integrations, Inc.             1,736,609
        4,191  Silicon Laboratories, Inc. (a)         421,237
                                              ---------------
                                                   14,273,181
                                              ---------------
               SOFTWARE -- 8.7%
       15,567  ACI Worldwide, Inc. (a)                417,040


                        See Notes to Financial Statements                Page 41

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               SOFTWARE (CONTINUED)
       12,792  Alteryx, Inc., Class A (a)     $     2,244,868
       27,823  Anaplan, Inc. (a)                    1,263,442
        4,058  Aspen Technology, Inc. (a)             394,681
       15,786  Avalara, Inc. (a)                    2,122,428
       25,344  Blackline, Inc. (a)                  2,253,335
       10,144  CDK Global, Inc.                       461,146
      165,185  Cloudera, Inc. (a)                   1,861,635
       20,952  Crowdstrike Holdings, Inc.,
                  Class A (a)                       2,371,766
       57,911  Dropbox, Inc., Class A (a)           1,317,475
       22,788  Elastic N.V. (a)                     2,191,978
       17,145  Envestnet, Inc. (a)                  1,392,174
       12,147  Everbridge, Inc. (a)                 1,734,592
       18,988  Five9, Inc. (a)                      2,294,130
        7,580  Guidewire Software, Inc. (a)           891,863
        9,369  HubSpot, Inc. (a)                    2,198,061
       17,845  Manhattan Associates, Inc. (a)       1,709,373
       20,173  Mimecast Ltd. (a)                      946,719
       18,295  New Relic, Inc. (a)                  1,297,298
       66,427  Nuance Communications,
                  Inc. (a)                          1,816,778
       17,730  Nutanix, Inc., Class A (a)             393,429
       14,403  Paylocity Holding Corp. (a)          1,918,480
       16,617  Pegasystems, Inc.                    1,942,361
        7,560  Proofpoint, Inc. (a)                   874,465
       10,807  PTC, Inc. (a)                          924,647
       19,591  Q2 Holdings, Inc. (a)                1,842,534
       12,117  Qualys, Inc. (a)                     1,496,207
       16,471  Rapid7, Inc. (a)                       981,178
       19,389  RealPage, Inc. (a)                   1,221,701
       24,759  Smartsheet, Inc., Class A (a)        1,181,995
       47,567  SolarWinds Corp. (a)                   873,330
       18,989  Zendesk, Inc. (a)                    1,730,847
        8,284  Zoom Video Communications,
                  Inc., Class A (a)                 2,103,390
       19,192  Zscaler, Inc. (a)                    2,492,081
                                              ---------------
                                                   51,157,427
                                              ---------------
               SPECIALTY RETAIL -- 3.3%
        2,952  Advance Auto Parts, Inc.               443,213
       22,364  AutoNation, Inc. (a)                 1,148,168
       17,481  Carvana Co. (a)                      2,708,681
       20,370  Dick's Sporting Goods, Inc.            929,280
        7,863  Five Below, Inc. (a)                   856,359
       36,449  Floor & Decor Holdings, Inc.,
                  Class A (a)                       2,401,989
       57,644  Foot Locker, Inc.                    1,694,157
        8,329  Lithia Motors, Inc., Class A         1,908,590
       11,195  Murphy USA, Inc. (a)                 1,482,330
       54,281  Penske Automotive Group, Inc.        2,432,875
        6,754  RH (a)                               1,941,302
       15,376  Williams-Sonoma, Inc.                1,339,557
                                              ---------------
                                                   19,286,501
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.1%
      121,313  NCR Corp. (a)                        2,235,799
       96,995  Pure Storage, Inc.,
                  Class A (a)                       1,732,331


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS (CONTINUED)
      137,422  Xerox Holdings Corp.           $     2,288,076
                                              ---------------
                                                    6,256,206
                                              ---------------
               TEXTILES, APPAREL &
                  LUXURY GOODS -- 1.3%
        5,205  Carter's, Inc.                         409,738
        5,213  Columbia Sportswear Co.                395,354
        8,559  Deckers Outdoor Corp. (a)            1,790,971
      111,663  Hanesbrands, Inc.                    1,577,798
       23,181  Ralph Lauren Corp.                   1,652,805
       40,174  Skechers U.S.A., Inc.,
                  Class A (a)                       1,176,295
       34,041  Steven Madden Ltd.                     720,988
                                              ---------------
                                                    7,723,949
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 1.0%
       57,934  Essent Group Ltd.                    2,075,775
      256,552  MGIC Investment Corp.                2,121,685
      123,599  New York Community Bancorp,
                  Inc.                              1,301,497
       27,094  Radian Group, Inc.                     404,243
                                              ---------------
                                                    5,903,200
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 1.2%
       71,738  Air Lease Corp.                      1,880,970
       24,258  HD Supply Holdings, Inc. (a)           851,456
       17,316  MSC Industrial Direct Co.,
                  Inc.,  Class A                    1,143,029
       18,438  SiteOne Landscape Supply,
                  Inc. (a)                          2,360,617
       24,925  Univar Solutions, Inc. (a)             440,425
        2,365  Watsco, Inc.                           558,306
                                              ---------------
                                                    7,234,803
                                              ---------------
               TRANSPORTATION INFRASTRUCTURE
                  -- 0.2%
       41,077  Macquarie Infrastructure Corp.       1,230,667
                                              ---------------
               WATER UTILITIES -- 0.1%
        5,347  American States Water Co.              411,077
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                       589,615,618
               (Cost $549,571,977)            ---------------

               MONEY MARKET FUNDS -- 1.8%
   10,256,447  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                    10,256,447
      648,386  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                   648,386
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 1.8%                          10,904,833
               (Cost $10,904,833)             ---------------


Page 42                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2020

               DESCRIPTION                         VALUE
-------------------------------------------------------------
               TOTAL INVESTMENTS -- 101.8%    $   600,520,451
               (Cost $560,476,810) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (1.8)%           (10,607,998)
                                              ---------------
               NET ASSETS -- 100.0%           $   589,912,453
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $9,766,584 and the total value of the collateral held by the Fund is $10,256,447.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $562,993,380. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $91,124,132 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $53,597,061. The net unrealized appreciation was $37,527,071.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  589,615,618   $         --   $         --
Money Market
   Funds                  10,904,833             --             --
                      --------------------------------------------
Total Investments     $  600,520,451   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     9,766,584
Non-cash Collateral(2)                             (9,766,584)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 43

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 0.9%
       47,346  AAR Corp.                      $       815,298
        3,072  AeroVironment, Inc. (a)                235,162
        5,093  Cubic Corp.                            213,906
       17,644  Kaman Corp.                            696,762
       31,307  Kratos Defense & Security
                  Solutions, Inc. (a)                 563,839
       54,488  Maxar Technologies, Inc.               969,341
                                              ---------------
                                                    3,494,308
                                              ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.8%
       54,929  Air Transport Services Group,
                  Inc. (a)                          1,338,620
       14,732  Forward Air Corp.                      765,917
       20,448  Hub Group, Inc., Class A (a)         1,081,699
                                              ---------------
                                                    3,186,236
                                              ---------------
               AIRLINES -- 0.4%
        4,480  Allegiant Travel Co.                   501,895
       87,126  Hawaiian Holdings, Inc.              1,035,928
                                              ---------------
                                                    1,537,823
                                              ---------------
               AUTO COMPONENTS -- 1.7%
       35,443  Cooper Tire & Rubber Co.             1,100,860
      100,350  Dana, Inc.                           1,147,001
        7,296  Dorman Products, Inc. (a)              596,448
       14,808  Fox Factory Holding Corp. (a)        1,317,912
       12,578  Gentherm, Inc. (a)                     487,649
       10,639  LCI Industries                       1,338,386
       17,815  Standard Motor Products, Inc.          810,226
                                              ---------------
                                                    6,798,482
                                              ---------------
               AUTOMOBILES -- 0.3%
       18,362  Winnebago Industries, Inc.           1,109,248
                                              ---------------
               BANKS -- 8.2%
       20,629  1st Source Corp.                       683,232
       10,565  Atlantic Union Bankshares
                  Corp.                               238,452
        6,031  BancFirst Corp.                        262,710
       19,315  Banner Corp.                           684,330
       88,804  Berkshire Hills Bancorp, Inc.          884,488
      142,240  Boston Private Financial
                  Holdings, Inc.                      837,082
       48,542  Brookline Bancorp, Inc.                465,760
       27,614  Cadence BanCorp                        215,665
        3,755  City Holding Co.                       234,537
       15,177  ConnectOne Bancorp, Inc.               209,291
       29,882  Eagle Bancorp, Inc.                    898,851
        7,862  Enterprise Financial Services
                  Corp.                               228,470
       29,630  FB Financial Corp.                     752,898
       39,019  First Bancorp                          806,133
      175,065  First BanCorp                          952,354
       39,355  First Busey Corp.                      672,970
      118,191  First Commonwealth Financial
                  Corp.                               930,163
       88,069  First Financial Bancorp              1,225,480
       23,707  First Interstate BancSystem,
                  Inc., Class A                       690,111
       35,496  First Merchants Corp.                  867,167


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BANKS (CONTINUED)
       73,305  First Midwest Bancorp, Inc.    $       889,556
       92,937  Fulton Financial Corp.                 901,489
       23,600  German American Bancorp, Inc.          671,184
       29,265  Heartland Financial USA, Inc.          914,239
       36,699  Heritage Financial Corp.               694,162
       53,040  Hilltop Holdings, Inc.               1,032,689
      106,142  Hope Bancorp, Inc.                     894,777
        3,646  Independent Bank Corp.                 235,240
       24,151  Independent Bank Group, Inc.         1,060,953
       22,923  International Bancshares Corp.         697,318
       10,502  Lakeland Financial Corp.               464,818
        9,061  National Bank Holdings Corp.,
                  Class A                             251,715
       15,907  NBT Bancorp, Inc.                      473,870
       41,632  OceanFirst Financial Corp.             637,802
       36,597  OFG Bancorp                            478,689
       33,855  Pacific Premier Bancorp, Inc.          711,294
        6,952  Park National Corp.                    596,203
       11,420  Preferred Bank                         425,395
       29,475  Renasant Corp.                         684,704
       31,300  S&T Bancorp, Inc.                      672,950
       11,994  Seacoast Banking Corp. of
                  Florida (a)                         226,447
       20,524  ServisFirst Bancshares, Inc.           750,973
       71,495  Simmons First National Corp.,
                  Class A                           1,186,102
        8,826  Southside Bancshares, Inc.             244,480
       51,943  TowneBank                              916,275
       24,103  TriCo Bancshares                       674,884
       10,081  Triumph Bancorp, Inc. (a)              264,122
       29,933  Trustmark Corp.                        674,091
       12,159  United Community Banks, Inc.           218,011
       27,644  Veritex Holdings, Inc.                 462,208
       48,185  WesBanco, Inc.                         955,509
                                              ---------------
                                                   32,702,293
                                              ---------------
               BEVERAGES -- 0.1%
        1,066  Coca-Cola Consolidated, Inc.           244,711
        4,010  National Beverage Corp.
                  (a) (b)                             257,241
                                              ---------------
                                                      501,952
                                              ---------------
               BIOTECHNOLOGY -- 3.8%
       10,011  Alector, Inc. (a)                      156,872
       81,119  Amicus Therapeutics, Inc. (a)        1,172,170
        7,772  Arena Pharmaceuticals,
                  Inc. (a)                            477,123
       53,339  Athenex, Inc. (a)                      565,927
       27,620  CareDx, Inc. (a)                       921,127
       12,755  ChemoCentryx, Inc. (a)                 672,316
       41,096  Coherus Biosciences, Inc. (a)          722,879
       20,235  Denali Therapeutics, Inc. (a)          473,904
       38,529  Dicerna Pharmaceuticals,
                  Inc. (a)                            828,374
       16,543  Editas Medicine, Inc. (a)              485,702
        4,873  Enanta Pharmaceuticals,
                  Inc. (a)                            223,427
        4,767  Esperion Therapeutics,
                  Inc. (a) (b)                        179,382
       35,654  Fate Therapeutics, Inc. (a)          1,114,901
       27,376  Halozyme Therapeutics,
                  Inc. (a)                            744,353
       16,632  Heron Therapeutics, Inc. (a)           270,935
       44,417  Insmed, Inc. (a)                     1,160,172


Page 44                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               BIOTECHNOLOGY (CONTINUED)
       40,386  Invitae Corp. (a) (b)          $     1,179,271
       47,413  Ironwood Pharmaceuticals,
                  Inc. (a)                            434,777
       38,752  Karyopharm Therapeutics,
                  Inc. (a)                            621,970
        4,374  Ligand Pharmaceuticals,
                  Inc. (a)                            512,545
       19,628  Natera, Inc. (a)                       942,537
        4,091  Principia Biopharma, Inc. (a)          342,008
       37,678  TG Therapeutics, Inc. (a)              737,735
        9,445  Veracyte, Inc. (a)                     336,903
                                              ---------------
                                                   15,277,310
                                              ---------------
               BUILDING PRODUCTS -- 1.8%
       13,520  AAON, Inc.                             801,060
        9,703  American Woodmark Corp. (a)            782,256
      201,859  Cornerstone Building Brands,
                  Inc. (a)                          1,144,541
        7,080  CSW Industrials, Inc.                  472,873
       10,192  Gibraltar Industries, Inc. (a)         527,130
       26,421  Griffon Corp.                          604,248
       45,559  JELD-WEN Holding, Inc. (a)             892,956
       11,984  Patrick Industries, Inc.               766,377
       46,808  PGT Innovations, Inc. (a)              799,013
       20,875  Resideo Technologies, Inc. (a)         277,220
                                              ---------------
                                                    7,067,674
                                              ---------------
               CAPITAL MARKETS -- 2.0%
       22,583  Artisan Partners Asset
                  Management, Inc., Class A           818,182
      178,579  BGC Partners, Inc., Class A            494,664
       37,012  Focus Financial Partners,
                  Inc., Class A (a)                 1,367,593
        7,263  Hamilton Lane, Inc., Class A           524,679
       13,191  Houlihan Lokey, Inc.                   722,867
       15,702  Moelis & Co., Class A                  467,763
        8,272  Piper Sandler Cos.                     512,119
       23,826  PJT Partners, Inc., Class A          1,275,406
        8,896  StoneX Group, Inc. (a)                 466,862
       10,367  Virtu Financial, Inc., Class A         257,102
       78,871  Waddell & Reed Financial,
                  Inc., Class A                     1,150,728
                                              ---------------
                                                    8,057,965
                                              ---------------
               CHEMICALS -- 2.5%
       27,982  Avient Corp.                           668,770
       19,809  Cabot Corp.                            722,632
       15,939  Chemours (The) Co.                     295,350
       20,491  Ferro Corp. (a)                        239,540
       13,167  GCP Applied Technologies,
                  Inc. (a)                            300,471
       16,456  H.B. Fuller Co.                        746,115
        4,654  Ingevity Corp. (a)                     272,166
        3,168  Innospec, Inc.                         238,139
       79,434  Livent Corp. (a)                       498,051
       26,065  Minerals Technologies, Inc.          1,221,927
       85,171  Olin Corp.                             957,322
       92,409  Orion Engineered Carbons S.A.          942,572
       73,913  PQ Group Holdings, Inc. (a)            906,912


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CHEMICALS (CONTINUED)
        4,691  Sensient Technologies Corp.    $       244,917
        7,559  Stepan Co.                             825,443
       33,122  Trinseo S.A.                           718,747
                                              ---------------
                                                    9,799,074
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 2.0%
       26,959  ABM Industries, Inc.                   967,828
       65,533  BrightView Holdings, Inc. (a)          794,260
       18,777  Casella Waste Systems, Inc.,
                  Class A (a)                       1,040,434
       25,511  Covanta Holding Corp.                  251,028
       20,004  Healthcare Services Group,
                  Inc.                                523,905
       24,009  HNI Corp.                              713,067
       71,120  KAR Auction Services, Inc.           1,076,046
       80,281  Knoll, Inc.                            940,090
        4,530  McGrath RentCorp                       262,831
       11,814  SP Plus Corp. (a)                      187,724
      101,433  Steelcase, Inc., Class A             1,088,376
       12,862  Viad Corp.                             185,985
                                              ---------------
                                                    8,031,574
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.8%
       29,370  CommScope Holding Co.,
                  Inc. (a)                            272,554
       26,250  EchoStar Corp., Class A (a)            716,625
      165,307  Infinera Corp. (a)                   1,304,272
        4,321  InterDigital, Inc.                     259,346
       19,143  NetScout Systems, Inc. (a)             487,381
       16,667  Plantronics, Inc.                      333,173
                                              ---------------
                                                    3,373,351
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 1.6%
       23,191  Arcosa, Inc.                           979,124
       24,015  Comfort Systems USA, Inc.            1,193,786
       11,967  Dycom Industries, Inc. (a)             512,547
      101,264  Fluor Corp.                          1,031,880
       63,912  Granite Construction, Inc.           1,083,947
       68,878  Primoris Services Corp.              1,104,114
       39,814  WillScot Mobile Mini Holdings
                  Corp. (a)                           599,599
                                              ---------------
                                                    6,504,997
                                              ---------------
               CONSTRUCTION MATERIALS -- 0.2%
       60,858  Summit Materials, Inc.,
                  Class A (a)                         895,830
                                              ---------------
               CONSUMER FINANCE -- 0.6%
       28,630  Encore Capital Group, Inc. (a)       1,045,854
        4,985  Green Dot Corp., Class A (a)           252,690
       53,769  LendingClub Corp. (a)                  280,674
        5,125  Nelnet, Inc., Class A                  297,250
       12,657  PRA Group, Inc. (a)                    500,711
                                              ---------------
                                                    2,377,179
                                              ---------------
               CONTAINERS & PACKAGING -- 0.2%
       28,441  Greif, Inc., Class A                   989,462
                                              ---------------


                        See Notes to Financial Statements                Page 45

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               DISTRIBUTORS -- 0.1%
       19,608  Core-Mark Holding Co., Inc.    $       520,004
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 1.4%
       39,269  Adtalem Global Education,
                  Inc. (a)                          1,348,497
        3,570  Graham Holdings Co., Class B         1,422,181
      122,757  Laureate Education, Inc.,
                  Class A (a)                       1,556,559
       46,075  Perdoceo Education Corp. (a)           663,480
       28,918  WW International, Inc. (a)             745,506
                                              ---------------
                                                    5,736,223
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 0.7%
        4,040  ATN International, Inc.                232,825
        9,632  Bandwidth, Inc., Class A (a)         1,394,521
       97,278  Vonage Holdings Corp. (a)            1,162,472
                                              ---------------
                                                    2,789,818
                                              ---------------
               ELECTRIC UTILITIES -- 0.2%
       18,922  Otter Tail Corp.                       723,766
                                              ---------------
               ELECTRICAL EQUIPMENT -- 1.8%
       17,890  Atkore International Group,
                  Inc. (a)                            477,126
       28,514  AZZ, Inc.                              900,472
       20,046  Encore Wire Corp.                    1,006,109
      148,998  Plug Power, Inc. (a) (b)             1,148,775
       12,407  Sunrun, Inc. (a)                       455,213
       10,201  Vicor Corp. (a)                        831,075
      123,563  Vivint Solar, Inc. (a)               2,513,271
                                              ---------------
                                                    7,332,041
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 2.9%
        7,776  Badger Meter, Inc.                     486,778
       22,652  Benchmark Electronics, Inc.            461,195
       36,625  CTS Corp.                              727,373
       10,385  ePlus, Inc. (a)                        774,098
        9,129  FARO Technologies, Inc. (a)            546,188
       19,891  Insight Enterprises, Inc. (a)          991,367
       16,032  Knowles Corp. (a)                      244,648
       39,131  Methode Electronics, Inc.            1,103,494
       69,543  MTS Systems Corp.                    1,290,023
        3,278  OSI Systems, Inc. (a)                  232,607
       15,833  PC Connection, Inc.                    691,902
        6,934  Plexus Corp. (a)                       515,127
        1,963  Rogers Corp. (a)                       233,970
       39,083  Sanmina Corp. (a)                    1,159,983
       82,514  TTM Technologies, Inc. (a)           1,015,747
       64,088  Vishay Intertechnology, Inc.         1,005,541
                                              ---------------
                                                   11,480,041
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 1.5%
      150,788  Archrock, Inc.                       1,004,248
       11,858  Cactus, Inc., Class A                  268,228
        8,212  Dril-Quip, Inc. (a)                    273,377


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES
                  (CONTINUED)
      352,526  Helix Energy Solutions Group,
                  Inc. (a)                    $     1,477,084
      299,576  NexTier Oilfield Solutions,
                  Inc. (a)                            754,932
      211,515  Patterson-UTI Energy, Inc.             819,621
      237,990  ProPetro Holding Corp. (a)           1,278,006
                                              ---------------
                                                    5,875,496
                                              ---------------
               ENTERTAINMENT -- 0.1%
        5,630  World Wrestling Entertainment,
                  Inc., Class A                       262,414
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 4.8%
       20,071  Alexander & Baldwin, Inc.              237,239
       11,964  Community Healthcare Trust,
                  Inc.                                547,114
      130,692  CoreCivic, Inc.                      1,164,466
      221,205  DiamondRock Hospitality Co.          1,021,967
      221,157  Diversified Healthcare Trust           861,407
       21,164  Easterly Government
                  Properties, Inc.                    517,460
      139,801  Empire State Realty Trust,
                  Inc., Class A                       922,687
       20,054  Four Corners Property Trust,
                  Inc.                                505,361
       82,722  GEO Group (The), Inc.                  879,335
       16,486  Getty Realty Corp.                     488,480
       14,624  Global Net Lease, Inc.                 243,490
       21,293  Independence Realty Trust,
                  Inc.                                244,869
       35,715  Industrial Logistics
                  Properties Trust                    753,944
        5,559  Innovative Industrial
                  Properties, Inc.                    579,415
       99,292  iStar, Inc.                          1,152,780
       12,990  LTC Properties, Inc.                   482,578
       33,768  Monmouth Real Estate
                  Investment Corp.                    487,272
        8,537  National Storage Affiliates
                  Trust                               263,110
       20,763  NexPoint Residential Trust,
                  Inc.                                793,769
       18,840  Office Properties Income Trust         473,826
      129,583  RLJ Lodging Trust                    1,037,960
      175,756  RPT Realty                           1,093,202
        4,256  Safehold, Inc.                         214,630
      120,816  SITE Centers Corp.                     885,581
      206,284  Summit Hotel Properties, Inc.        1,068,551
       68,627  Tanger Factory Outlet Centers,
                  Inc. (b)                            441,272
      104,665  Uniti Group, Inc.                    1,036,184
      104,888  Xenia Hotels & Resorts, Inc.           834,908
                                              ---------------
                                                   19,232,857
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 0.6%
       18,015  Chefs' Warehouse (The),
                  Inc. (a)                            207,713
        8,111  PriceSmart, Inc.                       530,216
       19,121  Sprouts Farmers Market,
                  Inc. (a)                            504,412
       19,526  Weis Markets, Inc.                     972,785
                                              ---------------
                                                    2,215,126
                                              ---------------


Page 46                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               FOOD PRODUCTS -- 1.0%
       20,071  B&G Foods, Inc. (b)            $       580,253
        3,890  Calavo Growers, Inc.                   224,725
       39,749  Fresh Del Monte Produce, Inc.          897,532
       11,698  Freshpet, Inc. (a)                   1,123,593
       40,042  Hostess Brands, Inc. (a)               507,732
       13,167  Simply Good Foods (The)
                  Co. (a)                             316,535
        7,140  Tootsie Roll Industries,
                  Inc. (b)                            226,338
                                              ---------------
                                                    3,876,708
                                              ---------------
               GAS UTILITIES -- 0.1%
        5,825  Chesapeake Utilities Corp.             492,154
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 2.0%
       48,414  Accelerate Diagnostics,
                  Inc. (a) (b)                        703,456
       21,772  AtriCure, Inc. (a)                     888,515
        8,324  Avanos Medical, Inc. (a)               255,297
       27,873  Axonics Modulation
                  Technologies, Inc. (a)            1,180,700
        6,887  Inogen, Inc. (a)                       211,431
       10,556  iRhythm Technologies, Inc. (a)       1,314,011
       15,494  Shockwave Medical, Inc. (a)            764,164
       17,522  Silk Road Medical, Inc. (a)            814,072
       19,878  STAAR Surgical Co. (a)               1,156,701
       32,298  Varex Imaging Corp. (a)                506,433
                                              ---------------
                                                    7,794,780
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 2.0%
       16,242  BioTelemetry, Inc. (a)                 691,259
        6,902  CorVel Corp. (a)                       548,640
       17,537  Ensign Group (The), Inc.               806,527
       14,774  Hanger, Inc. (a)                       257,954
       10,057  Magellan Health, Inc. (a)              745,928
        7,713  National HealthCare Corp.              457,535
        8,406  National Research Corp.                480,739
        7,138  Premier, Inc., Class A (a)             249,616
       87,768  R1 RCM, Inc. (a)                     1,199,789
       77,080  RadNet, Inc. (a)                     1,224,801
       86,375  Tivity Health, Inc. (a)              1,133,240
                                              ---------------
                                                    7,796,028
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 1.1%
       36,139  Allscripts Healthcare
                  Solutions, Inc. (a)                 325,251
       22,659  HMS Holdings Corp. (a)                 736,417
       38,109  Inovalon Holdings, Inc.,
                  Class A (a)                         896,705
       11,246  Inspire Medical Systems,
                  Inc. (a)                          1,117,403
       44,563  NextGen Healthcare, Inc. (a)           651,511
       13,412  Tabula Rasa HealthCare,
                  Inc. (a) (b)                        753,754
                                              ---------------
                                                    4,481,041
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.4%
       22,950  Bloomin' Brands, Inc.          $       264,384
       30,582  Brinker International, Inc.            822,350
       36,708  Dave & Buster's Entertainment,
                  Inc. (b)                            452,977
       11,622  Dine Brands Global, Inc.               527,987
       37,543  Hilton Grand Vacations,
                  Inc. (a)                            762,123
       16,511  Jack in the Box, Inc.                1,355,718
       15,405  Papa John's International,
                  Inc.                              1,458,391
      135,168  Playa Hotels & Resorts
                  N.V. (a)                            490,660
       31,650  Scientific Games Corp. (a)             556,091
       16,520  SeaWorld Entertainment,
                  Inc. (a)                            239,044
        9,236  Shake Shack, Inc., Class A (a)         448,408
       43,904  Twin River Worldwide Holdings,
                  Inc.                                946,570
        8,802  Wingstop, Inc.                       1,375,313
                                              ---------------
                                                    9,700,016
                                              ---------------
               HOUSEHOLD DURABLES -- 4.0%
        5,074  Cavco Industries, Inc. (a)           1,016,474
       39,898  Century Communities, Inc. (a)        1,421,167
       17,786  Installed Building Products,
                  Inc. (a)                          1,407,050
        2,915  iRobot Corp. (a)                       211,891
       27,123  La-Z-Boy, Inc.                         771,921
       13,896  LGI Homes, Inc. (a)                  1,585,672
       34,266  M.D.C. Holdings, Inc.                1,536,145
       35,519  M/I Homes, Inc. (a)                  1,478,656
       16,071  Meritage Homes Corp. (a)             1,593,922
       30,155  Skyline Champion Corp. (a)             851,276
       83,614  Sonos, Inc. (a)                      1,337,824
       50,732  Taylor Morrison Home Corp. (a)       1,189,665
       83,273  TRI Pointe Group, Inc. (a)           1,392,325
                                              ---------------
                                                   15,793,988
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.2%
       14,481  Central Garden & Pet Co.,
                  Class A (a)                         501,767
        2,468  WD-40 Co.                              485,085
                                              ---------------
                                                      986,852
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.2%
       31,829  Clearway Energy, Inc., Class C         781,084
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.1%
       22,748  Raven Industries, Inc.                 491,584
                                              ---------------
               INSURANCE -- 3.9%
       49,504  American Equity Investment
                  Life Holding Co.                  1,259,877
        7,025  Argo Group International
                  Holdings Ltd.                       235,408
       78,566  CNO Financial Group, Inc.            1,186,346
        7,470  eHealth, Inc. (a)                      516,476
       24,344  Employers Holdings, Inc.               791,667
       20,450  FBL Financial Group, Inc.,
                  Class A                             711,251
       26,643  Horace Mann Educators Corp.          1,001,244


                        See Notes to Financial Statements                Page 47

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)
        7,881  Kinsale Capital Group, Inc.    $     1,536,007
        6,004  Mercury General Corp.                  257,631
       56,606  National General Holdings
                  Corp.                             1,924,038
        4,816  National Western Life Group,
                  Inc., Class A                       938,109
       14,265  Palomar Holdings, Inc. (a)           1,302,965
       16,908  ProAssurance Corp.                     248,547
        6,416  Safety Insurance Group, Inc.           485,499
       37,627  Stewart Information Services
                  Corp.                             1,578,453
       32,578  Third Point Reinsurance
                  Ltd. (a)                            253,782
       28,654  Trupanion, Inc. (a)                  1,449,033
                                              ---------------
                                                   15,676,333
                                              ---------------
               INTERACTIVE MEDIA & SERVICES
                  -- 0.1%
       10,578  Yelp, Inc. (a)                         264,238
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 1.0%
       21,898  Chewy, Inc., Class A (a)             1,149,426
       66,845  Quotient Technology, Inc. (a)          535,429
       38,258  RealReal (The), Inc. (a)               521,839
        6,997  Shutterstock, Inc.                     380,217
        1,332  Stamps.com, Inc. (a)                   346,693
       39,240  Stitch Fix, Inc.,
                  Class A (a) (b)                     869,166
                                              ---------------
                                                    3,802,770
                                              ---------------
               IT SERVICES -- 2.0%
       11,822  CSG Systems International,
                  Inc.                                498,061
       17,412  EVERTEC, Inc.                          540,643
       10,717  Evo Payments, Inc.,
                  Class A (a)                         243,169
       11,576  ExlService Holdings, Inc. (a)          741,559
       10,717  ManTech International Corp.,
                  Class A                             745,689
       21,312  NIC, Inc.                              467,159
       20,514  Perficient, Inc. (a)                   804,354
       27,459  Switch, Inc., Class A                  493,987
       35,381  Sykes Enterprises, Inc. (a)            971,562
       21,018  TTEC Holdings, Inc.                    997,514
       71,397  Verra Mobility Corp. (a)               730,391
       15,070  Virtusa Corp. (a)                      611,842
                                              ---------------
                                                    7,845,930
                                              ---------------
               LEISURE PRODUCTS -- 1.0%
       28,129  Acushnet Holdings Corp.              1,070,308
       69,861  Callaway Golf Co.                    1,330,852
       23,547  Malibu Boats, Inc.,
                  Class A (a)                       1,384,093
                                              ---------------
                                                    3,785,253
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.2%
       16,672  NanoString Technologies,
                  Inc. (a)                            602,026
                                              ---------------
               MACHINERY -- 3.9%
        7,152  Alamo Group, Inc.                      737,443
        4,168  Albany International Corp.,
                  Class A                             200,398


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MACHINERY (CONTINUED)
        7,679  Altra Industrial Motion Corp.  $       262,852
       10,567  Astec Industries, Inc.                 470,126
       10,091  Chart Industries, Inc. (a)             691,536
       14,890  EnPro Industries, Inc.                 710,700
        2,895  ESCO Technologies, Inc.                248,796
       65,768  Evoqua Water Technologies
                  Corp. (a)                         1,264,719
       24,687  Federal Signal Corp.                   763,075
        9,316  Franklin Electric Co., Inc.            503,530
       15,743  Gorman-Rupp (The) Co.                  476,383
        9,820  Kadant, Inc.                         1,065,568
        8,522  Kennametal, Inc.                       229,753
        2,653  Lindsay Corp.                          257,261
       49,425  Meritor, Inc. (a)                    1,124,419
       27,614  Mueller Industries, Inc.               772,087
       77,833  Mueller Water Products, Inc.,
                  Class A                             787,670
       17,835  SPX Corp. (a)                          749,070
        7,527  Tennant Co.                            501,449
       39,104  Terex Corp.                            737,110
       51,075  TriMas Corp. (a)                     1,195,155
       57,457  Trinity Industries, Inc.             1,122,135
       80,346  Welbilt, Inc. (a)                      488,504
                                              ---------------
                                                   15,359,739
                                              ---------------
               MARINE -- 0.3%
       33,629  Matson, Inc.                         1,224,768
                                              ---------------
               MEDIA -- 1.6%
       52,299  AMC Networks, Inc.,
                  Class A (a)                       1,208,107
       17,480  Cardlytics, Inc. (a) (b)             1,161,021
       70,152  Gray Television, Inc. (a)            1,005,980
      146,499  iHeartMedia, Inc.,
                  Class A (a) (b)                   1,224,732
       16,343  Scholastic Corp.                       391,088
       66,265  Sinclair Broadcast Group,
                  Inc., Class A (b)                 1,365,059
                                              ---------------
                                                    6,355,987
                                              ---------------
               METALS & MINING -- 2.3%
       21,767  Alcoa Corp. (a)                        282,971
      120,047  Allegheny Technologies,
                  Inc. (a)                          1,043,208
       50,381  Carpenter Technology Corp.           1,126,519
      177,286  Cleveland-Cliffs, Inc. (b)             918,342
       96,321  Coeur Mining, Inc. (a)                 763,826
       59,965  Commercial Metals Co.                1,240,076
       10,036  Compass Minerals
                  International, Inc.                 511,234
       74,817  Hecla Mining Co.                       412,990
        9,970  Kaiser Aluminum Corp.                  617,642
        7,958  Materion Corp.                         456,948
       79,484  Warrior Met Coal, Inc.               1,265,385
       13,119  Worthington Industries, Inc.           490,913
                                              ---------------
                                                    9,130,054
                                              ---------------
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS -- 0.7%
       26,478  Arbor Realty Trust, Inc.               269,811
       34,852  Colony Credit Real Estate,
                  Inc.                                219,568


Page 48                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS
                  (CONTINUED)
       34,074  Granite Point Mortgage Trust,
                  Inc.                        $       231,362
        8,595  Hannon Armstrong Sustainable
                  Infrastructure Capital,
                  Inc.                                301,083
       29,512  KKR Real Estate Finance Trust,
                  Inc.                                491,375
      120,816  Ladder Capital Corp.                   938,740
       13,957  PennyMac Mortgage
                  Investment Trust                    263,089
                                              ---------------
                                                    2,715,028
                                              ---------------
               MULTILINE RETAIL -- 0.5%
       29,126  Big Lots, Inc.                       1,145,817
       37,946  Dillard's, Inc., Class A (b)           893,628
                                              ---------------
                                                    2,039,445
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 2.5%
    1,063,712  Callon Petroleum Co. (a) (b)         1,212,632
       84,850  CNX Resources Corp. (a)                818,802
       14,053  Delek US Holdings, Inc.                245,646
       20,559  EQT Corp.                              298,517
       29,441  Equitrans Midstream Corp.              284,106
      294,763  Kosmos Energy Ltd.                     474,568
      143,915  Matador Resources Co. (a) (b)        1,249,182
       78,667  PDC Energy, Inc. (a)                 1,121,791
       49,365  Renewable Energy Group,
                  Inc. (a)                          1,361,487
      260,964  SM Energy Co.                          769,844
      132,965  Talos Energy, Inc. (a)                 905,492
       47,488  World Fuel Services Corp.            1,117,393
                                              ---------------
                                                    9,859,460
                                              ---------------
               PAPER & FOREST PRODUCTS
                  -- 1.0%
       19,516  Boise Cascade Co.                      909,250
       57,948  Domtar Corp.                         1,216,329
       19,787  Neenah, Inc.                           882,698
       29,292  Schweitzer-Mauduit
                  International, Inc.                 952,869
                                              ---------------
                                                    3,961,146
                                              ---------------
               PERSONAL PRODUCTS -- 0.8%
        8,815  Medifast, Inc.                       1,473,251
       25,599  Nu Skin Enterprises, Inc.,
                  Class A                           1,148,115
        6,663  USANA Health Sciences,
                  Inc. (a)                            540,902
                                              ---------------
                                                    3,162,268
                                              ---------------
               PHARMACEUTICALS -- 1.6%
       14,588  Arvinas, Inc. (a)                      459,522
       72,727  Corcept Therapeutics, Inc. (a)       1,087,269
       71,328  Endo International PLC (a)             248,221
       35,002  Innoviva, Inc. (a)                     474,102
       37,181  NGM Biopharmaceuticals,
                  Inc. (a)                            680,041
       18,652  Pacira BioSciences, Inc. (a)           981,282


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               PHARMACEUTICALS (CONTINUED)
       13,027  Prestige Consumer Healthcare,
                  Inc. (a)                    $       484,474
       30,055  Revance Therapeutics, Inc. (a)         705,691
       41,205  Supernus Pharmaceuticals,
                  Inc. (a)                            917,429
       23,312  Theravance Biopharma, Inc. (a)         452,719
                                              ---------------
                                                    6,490,750
                                              ---------------
               PROFESSIONAL SERVICES -- 0.7%
       30,619  CBIZ, Inc. (a)                         740,367
        5,529  Huron Consulting Group,
                  Inc. (a)                            263,844
       11,321  ICF International, Inc.                765,413
       31,846  Korn Ferry                             894,873
                                              ---------------
                                                    2,664,497
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 1.0%
       64,895  Forestar Group, Inc. (a)             1,123,332
       25,432  Marcus & Millichap, Inc. (a)           692,768
       50,339  Newmark Group, Inc., Class A           204,880
       29,187  Redfin Corp. (a)                     1,213,596
       37,794  St Joe (The) Co. (a)                   778,934
                                              ---------------
                                                    4,013,510
                                              ---------------
               ROAD & RAIL -- 1.6%
       21,376  Avis Budget Group, Inc. (a)            553,638
       35,253  Heartland Express, Inc.                715,107
       38,895  Marten Transport Ltd.                1,035,385
       26,089  Ryder System, Inc.                     955,640
       11,004  Saia, Inc. (a)                       1,314,428
       29,750  Schneider National, Inc.,
                  Class B                             747,618
       22,482  Werner Enterprises, Inc.               988,871
                                              ---------------
                                                    6,310,687
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 2.9%
       14,435  Advanced Energy Industries,
                  Inc. (a)                          1,061,983
       99,372  Amkor Technology, Inc. (a)           1,350,962
       56,438  Cohu, Inc.                           1,062,728
        9,651  Diodes, Inc. (a)                       496,544
       33,366  FormFactor, Inc. (a)                   962,275
       34,470  Lattice Semiconductor
                  Corp. (a)                         1,071,672
       28,489  MACOM Technology Solutions
                  Holdings, Inc. (a)                1,203,945
        7,186  Onto Innovation, Inc. (a)              271,775
       48,287  Rambus, Inc. (a)                       712,716
       95,817  SunPower Corp. (a) (b)                 893,973
        8,140  Synaptics, Inc. (a)                    651,363
       54,055  Ultra Clean Holdings, Inc. (a)       1,626,515
                                              ---------------
                                                   11,366,451
                                              ---------------
               SOFTWARE -- 5.7%
       32,225  2U, Inc. (a)                         1,517,636
       30,582  8x8, Inc. (a)                          486,254
       18,874  Alarm.com Holdings, Inc. (a)         1,321,935
       18,465  Altair Engineering, Inc.,
                  Class A (a)                         744,139


                        See Notes to Financial Statements                Page 49

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               SOFTWARE (CONTINUED)
        7,518  Appfolio, Inc., Class A (a)    $     1,046,656
       19,096  Appian Corp. (a) (b)                   971,414
       14,456  Bottomline Technologies DE,
                  Inc. (a)                            697,647
       47,139  Box, Inc., Class A (a)                 846,145
       54,708  Ebix, Inc. (b)                       1,206,585
       29,526  LivePerson, Inc. (a)                 1,269,027
        2,067  MicroStrategy, Inc.,
                  Class A (a)                         256,143
       21,115  Model N, Inc. (a)                      812,083
       25,644  PagerDuty, Inc. (a)                    781,629
       40,663  Pluralsight, Inc., Class A (a)         860,836
       12,627  Progress Software Corp.                440,177
       11,012  PROS Holdings, Inc. (a)                359,322
       36,972  Sailpoint Technologies
                  Holdings, Inc. (a)                1,164,618
       13,027  SPS Commerce, Inc. (a)                 979,240
       51,965  SVMK, Inc. (a)                       1,246,121
       32,829  Tenable Holdings, Inc. (a)           1,113,888
       23,524  Teradata Corp. (a)                     494,004
       21,115  Upland Software, Inc. (a)              726,778
        5,530  Varonis Systems, Inc. (a)              599,175
       18,295  Workiva, Inc. (a)                    1,022,690
       58,917  Yext, Inc. (a)                         990,984
       57,566  Zuora, Inc., Class A (a)               670,068
                                              ---------------
                                                   22,625,194
                                              ---------------
               SPECIALTY RETAIL -- 2.2%
       22,994  Abercrombie & Fitch Co.,
                  Class A                             221,432
        9,491  Asbury Automotive Group,
                  Inc. (a)                            950,524
       22,695  Boot Barn Holdings, Inc. (a)           439,375
       18,542  Group 1 Automotive, Inc.             1,557,899
       25,301  Guess?, Inc.                           261,612
        4,454  Monro, Inc.                            250,760
        8,017  National Vision Holdings,
                  Inc. (a)                            256,464
       43,970  Rent-A-Center, Inc.                  1,271,612
       39,051  Sally Beauty Holdings,
                  Inc. (a)                            453,382
       95,289  Signet Jewelers Ltd. (b)             1,023,404
       29,377  Sleep Number Corp. (a)               1,366,031
       48,223  Urban Outfitters, Inc. (a)             797,609
                                              ---------------
                                                    8,850,104
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.2%
       25,853  Super Micro Computer, Inc. (a)         783,475
                                              ---------------
               TEXTILES, APPAREL &
                  LUXURY GOODS -- 0.7%
       33,223  Crocs, Inc. (a)                      1,194,035
       92,045  G-III Apparel Group Ltd. (a)           910,325
       30,826  Wolverine World Wide, Inc.             741,057
                                              ---------------
                                                    2,845,417
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 2.5%
       33,241  Axos Financial, Inc. (a)               744,931
       22,222  Capitol Federal Financial,
                  Inc.                                214,442


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               THRIFTS & MORTGAGE FINANCE
                  (CONTINUED)
       17,533  Columbia Financial, Inc. (a)   $       210,922
       33,253  Flagstar Bancorp, Inc.               1,043,479
       98,334  Mr. Cooper Group, Inc. (a)           1,605,794
       15,215  NMI Holdings, Inc.,
                  Class A (a)                         236,137
       47,854  Northwest Bancshares, Inc.             471,362
       29,272  PennyMac Financial Services,
                  Inc.                              1,412,667
       27,691  Premier Financial Corp.                489,577
       67,724  Provident Financial Services,
                  Inc.                                924,433
       24,074  Walker & Dunlop, Inc.                1,213,570
        9,116  Washington Federal, Inc.               212,767
       34,098  WSFS Financial Corp.                   972,816
                                              ---------------
                                                    9,752,897
                                              ---------------
               TOBACCO -- 0.4%
       28,775  Universal Corp.                      1,213,154
       48,638  Vector Group Ltd.                      428,987
                                              ---------------
                                                    1,642,141
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 2.7%
       27,833  Beacon Roofing Supply,
                  Inc. (a)                            867,276
       38,927  BMC Stock Holdings, Inc. (a)           996,531
       20,061  GATX Corp.                           1,223,520
       19,899  GMS, Inc. (a)                          466,234
       39,716  H&E Equipment Services, Inc.           698,605
       31,846  Herc Holdings, Inc. (a)              1,068,115
      165,586  MRC Global, Inc. (a)                   985,237
       29,504  Rush Enterprises, Inc.,
                  Class A                           1,403,800
       23,822  Systemax, Inc.                         533,851
       40,452  Triton International Ltd.            1,273,024
       34,842  WESCO International, Inc. (a)        1,354,309
                                              ---------------
                                                   10,870,502
                                              ---------------
               WATER UTILITIES -- 0.2%
        5,129  California Water Service Group         240,396
        3,641  Middlesex Water Co.                    233,243
        3,939  SJW Group                              246,030
                                              ---------------
                                                      719,669
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.7%
        4,963  Shenandoah
                  Telecommunications Co.              249,490
       61,533  Telephone and Data Systems,
                  Inc.                              1,194,971
       39,627  United States Cellular
                  Corp. (a)                         1,175,733
                                              ---------------
                                                    2,620,194
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                       397,406,712
               (Cost $368,089,046)            ---------------


Page 50                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MONEY MARKET FUNDS -- 3.4%
   13,511,982  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)               $    13,511,982
      212,931  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                   212,931
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 3.4%                          13,724,913
               (Cost $13,724,913)             ---------------

               TOTAL INVESTMENTS -- 103.4%        411,131,625
               (Cost $381,813,959) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (3.4)%           (13,661,226)
                                              ---------------
               NET ASSETS -- 100.0%           $   397,470,399
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $12,801,455 and the total value of the collateral held by the Fund is $13,511,982.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $385,023,229. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $61,653,209 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $35,544,813. The net unrealized appreciation was $26,108,396.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  397,406,712   $         --   $         --
Money Market
   Funds                  13,724,913             --             --
                      --------------------------------------------
Total Investments     $  411,131,625   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $    12,801,455
Non-cash Collateral(2)                            (12,801,455)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 51

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.7%
               AEROSPACE & DEFENSE -- 2.1%
       21,162  General Dynamics Corp.         $     3,105,312
       18,126  Huntington Ingalls Industries,
                  Inc.                              3,148,667
       17,110  Raytheon Technologies Corp.            969,795
      164,508  Textron, Inc.                        5,747,910
                                              ---------------
                                                   12,971,684
                                              ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.4%
       13,865  Expeditors International of
                  Washington, Inc.                  1,171,731
        9,483  United Parcel Service, Inc.,
                  Class B                           1,353,793
                                              ---------------
                                                    2,525,524
                                              ---------------
               AIRLINES -- 2.2%
      193,012  Delta Air Lines, Inc.                4,819,510
      126,716  Southwest Airlines Co.               3,914,257
      156,428  United Airlines Holdings,
                  Inc. (a)                          4,908,711
                                              ---------------
                                                   13,642,478
                                              ---------------
               AUTO COMPONENTS -- 0.9%
       69,481  Aptiv PLC                            5,402,148
                                              ---------------
               AUTOMOBILES -- 0.9%
      213,991  General Motors Co.                   5,326,236
                                              ---------------
               BANKS -- 8.9%
      133,175  Bank of America Corp.                3,313,394
      105,949  Citigroup, Inc.                      5,298,509
      214,500  Citizens Financial Group, Inc.       5,321,745
      224,646  Fifth Third Bancorp                  4,461,469
      479,378  Huntington Bancshares, Inc.          4,443,834
      355,598  KeyCorp                              4,270,732
       41,658  M&T Bank Corp.                       4,413,665
       41,167  PNC Financial Services Group
                  (The), Inc.                       4,391,284
      486,868  Regions Financial Corp.              5,287,386
       10,048  SVB Financial Group (a)              2,253,465
       84,232  Truist Financial Corp.               3,155,331
       85,902  U.S. Bancorp                         3,164,630
      211,483  Wells Fargo & Co.                    5,130,578
                                              ---------------
                                                   54,906,022
                                              ---------------
               BEVERAGES -- 0.6%
       92,052  Molson Coors Beverage Co.,
                  Class B                           3,453,791
                                              ---------------
               BIOTECHNOLOGY -- 1.9%
       38,588  Alexion Pharmaceuticals,
                  Inc. (a)                          3,954,884
       20,235  Biogen, Inc. (a)                     5,558,352
       13,703  Gilead Sciences, Inc.                  952,770
        1,690  Regeneron Pharmaceuticals,
                  Inc. (a)                          1,068,198
                                              ---------------
                                                   11,534,204
                                              ---------------
               CAPITAL MARKETS -- 4.7%
       21,080  Ameriprise Financial, Inc.           3,238,520
      112,062  Bank of New York Mellon (The)
                  Corp.                             4,017,423


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
       31,248  Charles Schwab (The) Corp.     $     1,035,871
      258,177  Franklin Resources, Inc.             5,434,626
       16,005  Goldman Sachs Group (The),
                  Inc.                              3,168,350
       89,673  Morgan Stanley                       4,383,216
       45,952  Raymond James Financial, Inc.        3,192,745
       68,154  State Street Corp.                   4,347,544
                                              ---------------
                                                   28,818,295
                                              ---------------
               CHEMICALS -- 1.8%
       36,633  Celanese Corp.                       3,560,728
        8,609  International Flavors &
                  Fragrances, Inc. (b)              1,084,303
       82,380  LyondellBasell Industries
                  N.V., Class A                     5,150,398
        9,940  PPG Industries, Inc.                 1,070,041
                                              ---------------
                                                   10,865,470
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.5%
       26,394  Republic Services, Inc.              2,302,877
        9,955  Waste Management, Inc.               1,091,068
                                              ---------------
                                                    3,393,945
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.2%
       22,605  Cisco Systems, Inc.                  1,064,695
                                              ---------------
               CONSUMER FINANCE -- 3.0%
      273,019  Ally Financial, Inc.                 5,487,682
       69,199  Capital One Financial Corp.          4,414,896
       63,144  Discover Financial Services          3,121,208
      244,313  Synchrony Financial                  5,406,647
                                              ---------------
                                                   18,430,433
                                              ---------------
               CONTAINERS & PACKAGING -- 1.5%
       18,982  Avery Dennison Corp.                 2,151,420
       61,505  International Paper Co.              2,139,759
      191,577  WestRock Co.                         5,145,758
                                              ---------------
                                                    9,436,937
                                              ---------------
               DISTRIBUTORS -- 0.9%
       12,124  Genuine Parts Co.                    1,092,979
      165,312  LKQ Corp. (a)                        4,660,145
                                              ---------------
                                                    5,753,124
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 1.1%
        5,906  Berkshire Hathaway, Inc.,
                  Class B (a)                       1,156,277
      280,662  Equitable Holdings, Inc.             5,742,344
                                              ---------------
                                                    6,898,621
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 2.2%
      179,093  AT&T, Inc.                           5,297,571
      539,778  CenturyLink, Inc.                    5,208,858
       57,372  Verizon Communications, Inc.         3,297,742
                                              ---------------
                                                   13,804,171
                                              ---------------


Page 52                 See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ELECTRIC UTILITIES -- 5.3%
       45,267  Alliant Energy Corp.           $     2,437,628
       27,192  American Electric Power Co.,
                  Inc.                              2,362,441
       54,214  Duke Energy Corp.                    4,594,094
       58,238  Edison International                 3,242,110
       12,661  Eversource Energy                    1,140,376
      149,186  Exelon Corp.                         5,760,071
       59,096  Pinnacle West Capital Corp.          4,909,696
      209,519  PPL Corp.                            5,577,396
       34,650  Xcel Energy, Inc.                    2,392,236
                                              ---------------
                                                   32,416,048
                                              ---------------
               ELECTRICAL EQUIPMENT -- 0.9%
       36,156  Eaton Corp. PLC                      3,367,208
       34,912  Emerson Electric Co.                 2,164,893
                                              ---------------
                                                    5,532,101
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 0.2%
       40,707  Corning, Inc.                        1,261,917
                                              ---------------
               ENTERTAINMENT -- 0.5%
       23,952  Electronic Arts, Inc. (a)            3,392,082
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 2.1%
      501,758  Host Hotels & Resorts, Inc.          5,408,951
       22,974  Regency Centers Corp.                  942,623
       31,670  Simon Property Group, Inc.           1,974,625
      118,274  Ventas, Inc.                         4,536,991
                                              ---------------
                                                   12,863,190
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 1.6%
      127,952  Kroger (The) Co.                     4,451,450
      102,174  Walgreens Boots Alliance, Inc.       4,159,503
        8,802  Walmart, Inc.                        1,138,979
                                              ---------------
                                                    9,749,932
                                              ---------------
               FOOD PRODUCTS -- 3.5%
      108,551  Archer-Daniels-Midland Co.           4,649,239
       61,575  Conagra Brands, Inc.                 2,305,984
       17,101  General Mills, Inc.                  1,081,980
       21,842  Hormel Foods Corp.                   1,110,884
       29,892  J.M. Smucker (The) Co.               3,268,690
       67,908  Kraft Heinz (The) Co.                2,334,677
       20,620  Mondelez International, Inc.,
                  Class A                           1,144,204
       90,671  Tyson Foods, Inc., Class A           5,571,733
                                              ---------------
                                                   21,467,391
                                              ---------------
               GAS UTILITIES -- 0.4%
       21,747  Atmos Energy Corp.                   2,304,965
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 0.4%
       18,497  Hologic, Inc. (a)                    1,290,721
       11,497  Medtronic PLC                        1,109,230
                                              ---------------
                                                    2,399,951
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 5.9%
       10,463  AmerisourceBergen Corp.        $     1,048,288
        8,235  Anthem, Inc.                         2,254,743
       41,494  Cardinal Health, Inc.                2,266,402
       16,855  Cigna Corp.                          2,910,690
       66,664  CVS Health Corp.                     4,195,832
       39,966  DaVita, Inc. (a)                     3,492,629
       32,587  HCA Healthcare, Inc.                 4,126,818
       54,168  Henry Schein, Inc. (a)               3,722,967
        5,585  Humana, Inc.                         2,191,833
       19,003  Quest Diagnostics, Inc.              2,414,711
        3,574  UnitedHealth Group, Inc.             1,082,136
       58,284  Universal Health Services,
                  Inc., Class B                     6,405,411
                                              ---------------
                                                   36,112,460
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 0.2%
       15,380  Cerner Corp.                         1,068,141
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.7%
       95,950  Aramark                              2,026,464
      329,718  Carnival Corp. (b)                   4,576,486
       47,554  Las Vegas Sands Corp.                2,075,257
      322,260  MGM Resorts International            5,185,163
       62,880  Royal Caribbean Cruises Ltd.         3,062,885
                                              ---------------
                                                   16,926,255
                                              ---------------
               HOUSEHOLD DURABLES -- 3.0%
       78,110  D.R. Horton, Inc.                    5,167,758
       87,861  Lennar Corp., Class A                6,356,743
      159,094  PulteGroup, Inc.                     6,936,498
                                              ---------------
                                                   18,460,999
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.8%
       13,639  Church & Dwight Co., Inc.            1,313,845
       14,391  Colgate-Palmolive Co.                1,110,985
        7,459  Kimberly-Clark Corp.                 1,134,066
        8,817  Procter & Gamble (The) Co.           1,156,085
                                              ---------------
                                                    4,714,981
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.9%
      290,761  Vistra Corp.                         5,425,600
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.8%
        6,759  3M Co.                               1,017,027
      634,140  General Electric Co.                 3,849,230
                                              ---------------
                                                    4,866,257
                                              ---------------
               INSURANCE -- 7.9%
       87,785  Aflac, Inc.                          3,122,513
       44,656  Allstate (The) Corp.                 4,215,080
      173,636  American International Group,
                  Inc.                              5,580,661
       17,103  Chubb Ltd.                           2,176,186
       15,339  Everest Re Group Ltd.                3,356,020
      141,265  Fidelity National Financial,
                  Inc.                              4,571,335
       42,609  Globe Life, Inc.                     3,391,676
       85,971  Lincoln National Corp.               3,204,139


                        See Notes to Financial Statements                Page 53

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)
      148,247  MetLife, Inc.                  $     5,611,149
       76,141  Principal Financial Group,
                  Inc.                              3,230,663
       27,033  Progressive (The) Corp.              2,442,161
       71,120  Prudential Financial, Inc.           4,506,874
       27,733  Travelers (The) Cos., Inc.           3,173,210
                                              ---------------
                                                   48,581,667
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.7%
       82,577  eBay, Inc.                           4,564,857
                                              ---------------
               IT SERVICES -- 1.1%
       55,665  Cognizant Technology Solutions
                  Corp., Class A                    3,803,033
       26,189  International Business
                  Machines Corp.                    3,219,675
                                              ---------------
                                                    7,022,708
                                              ---------------
               LEISURE PRODUCTS -- 0.3%
       28,894  Hasbro, Inc.                         2,102,327
                                              ---------------
               MACHINERY -- 3.0%
       18,255  Cummins, Inc.                        3,527,961
       13,780  Deere & Co.                          2,429,552
       22,427  Dover Corp.                          2,308,411
       57,865  PACCAR, Inc.                         4,923,154
       11,816  Parker-Hannifin Corp.                2,114,119
        7,564  Stanley Black & Decker, Inc.         1,159,713
       37,617  Westinghouse Air Brake
                  Technologies Corp.                2,339,401
                                              ---------------
                                                   18,802,311
                                              ---------------
               MEDIA -- 2.8%
       81,142  Comcast Corp., Class A               3,472,877
      256,586  Discovery, Inc.,
                  Class A (a) (b)                   5,413,965
       91,652  DISH Network Corp.,
                  Class A (a)                       2,942,946
       39,663  Omnicom Group, Inc.                  2,131,093
      135,630  ViacomCBS, Inc., Class B             3,535,874
                                              ---------------
                                                   17,496,755
                                              ---------------
               METALS & MINING -- 1.7%
       87,690  Newmont Corp.                        6,068,148
      104,592  Nucor Corp.                          4,387,634
                                              ---------------
                                                   10,455,782
                                              ---------------
               MULTILINE RETAIL -- 0.2%
       11,375  Dollar Tree, Inc. (a)                1,061,856
                                              ---------------
               MULTI-UTILITIES -- 2.6%
       30,779  Ameren Corp.                         2,469,707
       43,972  Consolidated Edison, Inc.            3,378,369
       29,423  DTE Energy Co.                       3,402,181
       95,233  NiSource, Inc.                       2,328,447
       64,339  Public Service Enterprise
                  Group, Inc.                       3,599,124
       12,029  WEC Energy Group, Inc.               1,145,882
                                              ---------------
                                                   16,323,710
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 6.7%
       48,539  Chevron Corp.                  $     4,074,364
      128,843  ConocoPhillips                       4,817,440
      308,841  Continental Resources,
                  Inc. (b)                          5,339,861
      103,567  Diamondback Energy, Inc.             4,128,180
      106,869  EOG Resources, Inc.                  5,006,813
      121,064  Exxon Mobil Corp.                    5,094,373
      236,676  Occidental Petroleum Corp.           3,725,280
       65,189  ONEOK, Inc.                          1,819,425
       55,414  Pioneer Natural Resources Co.        5,370,725
       36,817  Valero Energy Corp.                  2,070,220
                                              ---------------
                                                   41,446,681
                                              ---------------
               PHARMACEUTICALS -- 1.5%
      269,352  Mylan N.V. (a)                       4,339,261
      132,452  Pfizer, Inc.                         5,096,753
                                              ---------------
                                                    9,436,014
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.7%
       95,780  CBRE Group, Inc., Class A (a)        4,196,122
                                              ---------------
               ROAD & RAIL -- 1.3%
       31,052  CSX Corp.                            2,215,250
       17,995  J.B. Hunt Transport Services,
                  Inc.                              2,328,553
       12,335  Norfolk Southern Corp.               2,370,910
        6,236  Union Pacific Corp.                  1,081,011
                                              ---------------
                                                    7,995,724
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 0.7%
       84,068  Micron Technology, Inc. (a)          4,208,024
                                              ---------------
               SOFTWARE -- 0.9%
      218,416  NortonLifeLock, Inc.                 4,685,023
       19,075  Oracle Corp.                         1,057,709
                                              ---------------
                                                    5,742,732
                                              ---------------
               SPECIALTY RETAIL -- 0.7%
       24,815  Best Buy Co., Inc.                   2,471,326
        7,803  Lowe's Cos., Inc.                    1,161,945
        5,183  Ulta Beauty, Inc. (a)                1,000,267
                                              ---------------
                                                    4,633,538
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 2.8%
       39,418  Dell Technologies, Inc.,
                  Class C (a)                       2,358,379
      445,136  Hewlett Packard Enterprise Co.       4,393,492
      181,463  HP, Inc.                             3,190,120
       48,807  NetApp, Inc.                         2,162,150
       65,335  Seagate Technology PLC               2,954,449
       49,051  Western Digital Corp.                2,114,098
                                              ---------------
                                                   17,172,688
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 0.9%
       29,061  United Rentals, Inc. (a)             4,515,207
        3,356  W.W. Grainger, Inc.                  1,146,175
                                              ---------------
                                                    5,661,382
                                              ---------------


Page 54                 See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.2%
       10,123  T-Mobile US, Inc. (a)          $     1,087,008
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.7%                        615,181,934
               (Cost $649,705,726)            ---------------

               WARRANTS -- 0.0%
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.0%
       38,009  Occidental Petroleum Corp.
                  expiring 08/03/27 (a)               212,850
               (Cost $0)                      ---------------

               MONEY MARKET FUNDS -- 1.5%
    7,922,251  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                     7,922,251
    1,116,171  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                 1,116,171
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 1.5%                           9,038,422
               (Cost $9,038,422)              ---------------

               TOTAL INVESTMENTS -- 101.2%        624,433,206
               (Cost $658,744,148) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (1.2)%            (7,417,315)
                                              ---------------
               NET ASSETS -- 100.0%           $   617,015,891
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $7,625,448 and the total value of the collateral held by the Fund is $7,922,251.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $662,022,172. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $48,268,205 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $85,857,171. The net unrealized depreciation was $37,588,966.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  615,181,934   $         --   $         --
Warrants*                    212,850             --             --
Money Market
   Funds                   9,038,422             --             --
                      --------------------------------------------
Total Investments     $  624,433,206   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     7,625,448
Non-cash Collateral(2)                             (7,625,448)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 55

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 1.5%
       16,295  HEICO Corp.                    $     1,566,275
       19,658  L3Harris Technologies, Inc.          3,309,031
        9,140  Lockheed Martin Corp.                3,463,786
        5,222  Teledyne Technologies,
                  Inc. (a)                          1,601,587
       11,020  TransDigm Group, Inc.                4,756,012
                                              ---------------
                                                   14,696,691
                                              ---------------
               AUTOMOBILES -- 1.1%
        7,723  Tesla, Inc. (a)                     11,049,759
                                              ---------------
               BANKS -- 0.5%
       45,963  First Republic Bank                  5,169,918
                                              ---------------
               BEVERAGES -- 0.9%
       70,278  Monster Beverage Corp. (a)           5,515,417
       25,219  PepsiCo, Inc.                        3,471,648
                                              ---------------
                                                    8,987,065
                                              ---------------
               BIOTECHNOLOGY -- 5.3%
       67,948  AbbVie, Inc.                         6,448,945
       56,301  Alnylam Pharmaceuticals,
                  Inc. (a)                          8,206,434
       14,142  Amgen, Inc.                          3,460,123
       67,608  BioMarin Pharmaceutical,
                  Inc. (a)                          8,100,114
       38,366  Exact Sciences Corp. (a)             3,635,179
       64,165  Incyte Corp. (a)                     6,336,935
       49,075  Seattle Genetics, Inc. (a)           8,159,700
       28,724  Vertex Pharmaceuticals,
                  Inc. (a)                          7,812,928
                                              ---------------
                                                   52,160,358
                                              ---------------
               BUILDING PRODUCTS -- 0.2%
       15,886  Allegion PLC                         1,580,022
                                              ---------------
               CAPITAL MARKETS -- 5.8%
      167,046  Apollo Global Management, Inc.       8,201,958
       28,660  Blackstone Group (The), Inc.,
                  Class A                           1,527,005
       58,203  Carlyle Group (The), Inc.            1,657,039
       14,830  FactSet Research Systems, Inc.       5,135,629
       36,415  Intercontinental Exchange,
                  Inc.                              3,524,244
      108,018  KKR & Co., Inc.                      3,820,597
       16,647  MarketAxess Holdings, Inc.           8,601,505
       24,282  Moody's Corp.                        6,830,526
       14,592  MSCI, Inc.                           5,486,300
       20,247  S&P Global, Inc.                     7,091,512
       39,447  T. Rowe Price Group, Inc.            5,447,631
                                              ---------------
                                                   57,323,946
                                              ---------------
               CHEMICALS -- 1.6%
        6,725  Air Products and Chemicals,
                  Inc.                              1,927,587
       16,765  Ecolab, Inc.                         3,136,396
       48,902  FMC Corp.                            5,186,057
        8,431  Sherwin-Williams (The) Co.           5,462,614
                                              ---------------
                                                   15,712,654
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.1%
       25,045  Cintas Corp.                   $     7,560,334
       40,058  Copart, Inc. (a)                     3,735,409
                                              ---------------
                                                   11,295,743
                                              ---------------
               CONSTRUCTION MATERIALS -- 0.2%
        7,861  Martin Marietta Materials,
                  Inc.                              1,628,642
                                              ---------------
               CONSUMER FINANCE -- 0.2%
       17,057  American Express Co.                 1,591,759
                                              ---------------
               CONTAINERS & PACKAGING -- 0.5%
       48,001  Ball Corp.                           3,534,313
       24,934  Crown Holdings, Inc. (a)             1,784,776
                                              ---------------
                                                    5,319,089
                                              ---------------
               ELECTRIC UTILITIES -- 0.4%
       56,259  Evergy, Inc.                         3,647,271
                                              ---------------
               ELECTRICAL EQUIPMENT -- 0.9%
       18,172  AMETEK, Inc.                         1,694,539
       31,320  Rockwell Automation, Inc.            6,832,145
                                              ---------------
                                                    8,526,684
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 2.2%
       16,950  Amphenol Corp., Class A              1,792,632
       41,932  CDW Corp.                            4,874,595
       33,098  Keysight Technologies,
                  Inc. (a)                          3,306,159
      112,797  Trimble, Inc. (a)                    5,020,594
       26,065  Zebra Technologies Corp.,
                  Class A (a)                       7,317,749
                                              ---------------
                                                   22,311,729
                                              ---------------
               ENTERTAINMENT -- 2.7%
       64,186  Activision Blizzard, Inc.            5,303,689
       14,661  Netflix, Inc. (a)                    7,167,470
       41,808  Roku, Inc. (a)                       6,475,641
       47,799  Take-Two Interactive Software,
                  Inc. (a)                          7,839,992
                                              ---------------
                                                   26,786,792
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 2.1%
       10,008  Alexandria Real Estate
                  Equities, Inc.                    1,776,920
       12,900  American Tower Corp.                 3,371,931
       19,931  Crown Castle International
                  Corp.                             3,322,498
        4,749  Equinix, Inc.                        3,730,245
       58,986  Invitation Homes, Inc.               1,758,963
       17,400  Prologis, Inc.                       1,834,308
       11,197  SBA Communications Corp.             3,488,313
       42,500  Vornado Realty Trust                 1,467,100
                                              ---------------
                                                   20,750,278
                                              ---------------
               FOOD PRODUCTS -- 0.7%
       25,402  Lamb Weston Holdings, Inc.           1,526,152
       27,153  McCormick & Co., Inc.                5,292,120
                                              ---------------
                                                    6,818,272
                                              ---------------


Page 56                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 6.7%
       36,483  Abbott Laboratories            $     3,671,649
       17,751  Align Technology, Inc. (a)           5,215,599
       18,861  Baxter International, Inc.           1,629,213
       27,551  Danaher Corp.                        5,614,894
       20,571  DexCom, Inc. (a)                     8,959,493
       23,498  Edwards Lifesciences Corp. (a)       1,842,478
       20,205  IDEXX Laboratories, Inc. (a)         8,036,539
       25,078  Insulet Corp. (a)                    5,099,862
        2,850  Intuitive Surgical, Inc. (a)         1,953,504
       34,746  ResMed, Inc.                         7,036,412
        9,165  Teleflex, Inc.                       3,419,462
       27,224  Varian Medical Systems,
                  Inc. (a)                          3,885,409
       36,709  West Pharmaceutical Services,
                  Inc.                              9,869,949
                                              ---------------
                                                   66,234,463
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 0.9%
       35,572  Veeva Systems, Inc.,
                  Class A (a)                       9,411,284
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 1.8%
        7,924  Chipotle Mexican Grill,
                  Inc. (a)                          9,153,488
       18,057  Domino's Pizza, Inc.                 6,981,017
       22,066  Starbucks Corp.                      1,688,711
                                              ---------------
                                                   17,823,216
                                              ---------------
               HOUSEHOLD DURABLES -- 0.9%
       68,422  Garmin Ltd.                          6,745,725
          498  NVR, Inc. (a)                        1,957,215
                                              ---------------
                                                    8,702,940
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.4%
        8,590  Roper Technologies, Inc.             3,714,746
                                              ---------------
               INSURANCE -- 1.3%
       56,681  Arch Capital Group Ltd. (a)          1,742,941
      119,522  Brown & Brown, Inc.                  5,434,665
       45,374  Marsh & McLennan Cos., Inc.          5,290,609
                                              ---------------
                                                   12,468,215
                                              ---------------
               INTERACTIVE MEDIA & SERVICES
                  -- 2.5%
        4,703  Alphabet, Inc., Class A (a)          6,997,829
       29,379  Facebook, Inc., Class A (a)          7,452,571
      354,999  Snap, Inc., Class A (a)              7,959,077
       54,512  Twitter, Inc. (a)                    1,984,237
                                              ---------------
                                                   24,393,714
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 1.0%
        3,022  Amazon.com, Inc. (a)                 9,563,663
                                              ---------------
               IT SERVICES -- 11.1%
       31,069  Accenture PLC, Class A               6,983,690
       62,295  Akamai Technologies, Inc. (a)        7,004,450
       10,907  Automatic Data Processing,
                  Inc.                              1,449,649
       85,758  Booz Allen Hamilton Holding
                  Corp.                             7,011,574
       52,867  Broadridge Financial
                  Solutions, Inc.                   7,102,153


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               IT SERVICES (CONTINUED)
       33,091  EPAM Systems, Inc. (a)         $     9,599,037
       16,635  Fiserv, Inc. (a)                     1,660,007
       13,261  FleetCor Technologies,
                  Inc. (a)                          3,428,897
       13,384  Gartner, Inc. (a)                    1,668,182
       90,976  GoDaddy, Inc., Class A (a)           6,393,793
       18,126  Jack Henry & Associates, Inc.        3,231,866
       52,008  Leidos Holdings, Inc.                4,949,081
       11,280  Mastercard, Inc., Class A            3,480,218
       41,646  Okta, Inc. (a)                       9,202,933
       21,437  Paychex, Inc.                        1,541,749
       47,861  PayPal Holdings, Inc. (a)            9,384,106
       79,463  Square, Inc., Class A (a)           10,318,270
       38,004  Twilio, Inc., Class A (a)           10,543,070
       17,267  Visa, Inc., Class A                  3,287,637
       75,110  Western Union (The) Co.              1,823,671
                                              ---------------
                                                  110,064,033
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 2.5%
       55,128  Agilent Technologies, Inc.           5,310,480
      196,211  Avantor, Inc. (a)                    4,332,339
        9,007  Illumina, Inc. (a)                   3,442,115
        2,017  Mettler-Toledo International,
                  Inc. (a)                          1,885,895
       34,006  PerkinElmer, Inc.                    4,043,654
       13,444  Thermo Fisher Scientific, Inc.       5,565,144
                                              ---------------
                                                   24,579,627
                                              ---------------
               MACHINERY -- 0.3%
       19,077  Illinois Tool Works, Inc.            3,529,054
                                              ---------------
               MEDIA -- 0.7%
       13,101  Liberty Broadband Corp.,
                  Class C (a)                       1,798,374
      829,930  Sirius XM Holdings, Inc.             4,879,989
                                              ---------------
                                                    6,678,363
                                              ---------------
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS -- 0.4%
      508,471  Annaly Capital Management,
                  Inc.                              3,767,770
                                              ---------------
               MULTILINE RETAIL -- 1.5%
       43,771  Dollar General Corp.                 8,333,998
       55,625  Target Corp.                         7,002,075
                                              ---------------
                                                   15,336,073
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.8%
      120,289  Apache Corp.                         1,846,436
      100,822  Cheniere Energy, Inc. (a)            4,988,673
       31,343  Hess Corp.                           1,542,389
                                              ---------------
                                                    8,377,498
                                              ---------------
               PHARMACEUTICALS -- 1.3%
       27,616  Bristol-Myers Squibb Co.             1,619,955
       29,673  Eli Lilly and Co.                    4,459,555
       11,547  Johnson & Johnson                    1,683,091
       21,000  Merck & Co., Inc.                    1,685,040
       24,340  Zoetis, Inc.                         3,691,891
                                              ---------------
                                                   13,139,532
                                              ---------------


                        See Notes to Financial Statements                Page 57

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PROFESSIONAL SERVICES -- 2.5%
        6,856  CoStar Group, Inc. (a)         $     5,825,955
       38,813  Equifax, Inc.                        6,309,441
       76,644  TransUnion                           6,865,003
       28,623  Verisk Analytics, Inc.               5,401,446
                                              ---------------
                                                   24,401,845
                                              ---------------
               ROAD & RAIL -- 2.1%
       32,634  Kansas City Southern                 5,608,153
      101,048  Lyft, Inc., Class A (a)              2,953,633
       49,171  Old Dominion Freight Line, Inc.      8,989,442
      107,323  Uber Technologies, Inc. (a)          3,247,594
                                              ---------------
                                                   20,798,822
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 10.1%
      126,804  Advanced Micro Devices,
                  Inc. (a)                          9,818,434
       27,198  Analog Devices, Inc.                 3,123,690
       80,591  Applied Materials, Inc.              5,184,419
       10,568  Broadcom, Inc.                       3,347,414
       81,426  Intel Corp.                          3,886,463
       34,303  KLA Corp.                            6,854,768
       20,624  Lam Research Corp.                   7,778,548
      190,277  Marvell Technology Group Ltd.        6,939,402
       26,792  Maxim Integrated Products,
                  Inc.                              1,824,267
       46,261  Microchip Technology, Inc.           4,706,132
       21,950  NVIDIA Corp.                         9,319,751
       75,445  Qorvo, Inc. (a)                      9,668,277
       91,426  QUALCOMM, Inc.                       9,655,500
       38,102  Skyworks Solutions, Inc.             5,546,889
       98,675  Teradyne, Inc.                       8,778,128
       12,789  Texas Instruments, Inc.              1,631,237
       16,506  Xilinx, Inc.                         1,771,919
                                              ---------------
                                                   99,835,238
                                              ---------------
               SOFTWARE -- 17.3%
       19,158  Adobe, Inc. (a)                      8,512,283
       16,700  ANSYS, Inc. (a)                      5,187,020
       34,863  Autodesk, Inc. (a)                   8,242,659
       69,521  Cadence Design Systems,
                  Inc. (a)                          7,595,169
       84,158  Ceridian HCM Holding, Inc. (a)       6,588,730
       45,103  Citrix Systems, Inc.                 6,438,904
       30,100  Coupa Software, Inc. (a)             9,224,145
       48,423  DocuSign, Inc. (a)                  10,499,559
       15,958  Fair Isaac Corp. (a)                 7,008,594
       60,749  Fortinet, Inc. (a)                   8,401,587
       11,261  Intuit, Inc.                         3,450,033
       23,939  Microsoft Corp.                      4,907,734
       29,046  Palo Alto Networks, Inc. (a)         7,433,452
       26,923  Paycom Software, Inc. (a)            7,656,094
       29,259  RingCentral, Inc., Class A (a)       8,493,010
       35,611  salesforce.com, Inc. (a)             6,938,803
       20,588  ServiceNow, Inc. (a)                 9,042,250
       41,968  Splunk, Inc. (a)                     8,805,726
       86,255  SS&C Technologies Holdings,
                  Inc.                              4,959,663
       42,765  Synopsys, Inc. (a)                   8,519,643


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SOFTWARE (CONTINUED)
       20,514  Trade Desk (The), Inc.,
                  Class A (a)                 $     9,258,378
       14,045  Tyler Technologies, Inc. (a)         5,017,576
       31,458  VMware, Inc., Class A (a) (b)        4,410,726
       26,001  Workday, Inc., Class A (a)           4,704,101
                                              ---------------
                                                  171,295,839
                                              ---------------
               SPECIALTY RETAIL -- 3.2%
        5,913  AutoZone, Inc. (a)                   7,139,474
       16,939  Burlington Stores, Inc. (a)          3,184,532
       74,496  CarMax, Inc. (a)                     7,223,877
       26,631  Home Depot (The), Inc.               7,070,264
       15,820  O'Reilly Automotive, Inc. (a)        7,552,152
                                              ---------------
                                                   32,170,299
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.0%
       22,859  Apple, Inc.                          9,715,989
                                              ---------------
               TEXTILES, APPAREL &
                  LUXURY GOODS -- 0.5%
       49,686  NIKE, Inc., Class B                  4,849,850
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 0.9%
      194,652  Fastenal Co.                         9,156,430
                                              ---------------
               WATER UTILITIES -- 0.4%
       25,925  American Water Works Co., Inc.       3,817,975
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                       989,183,150
               (Cost $765,544,340)            ---------------

               MONEY MARKET FUNDS -- 0.4%
    4,013,226  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                     4,013,226
      351,854  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                   351,854
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.4%                           4,365,080
               (Cost $4,365,080)              ---------------

               TOTAL INVESTMENTS -- 100.4%        993,548,230
               (Cost $769,909,420) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.4)%            (4,401,246)
                                              ---------------
               NET ASSETS -- 100.0%           $   989,146,984
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $3,969,626 and the total value of the collateral held by the Fund is $4,013,226.

(c)   Rate shown reflects yield as of July 31, 2020.


Page 58                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

JULY 31, 2020

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $770,890,958. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $227,327,908 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,670,636. The net unrealized appreciation was $222,657,272.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  989,183,150   $         --   $         --
Money Market
   Funds                   4,365,080             --             --
                      --------------------------------------------
Total Investments     $  993,548,230   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     3,969,626
Non-cash Collateral(2)                             (3,969,626)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 59

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 1.6%
        2,510  AAR Corp.                      $        43,222
          160  AeroVironment, Inc. (a)                 12,248
          891  General Dynamics Corp.                 130,745
          763  Huntington Ingalls Industries,
                  Inc.                                132,541
          624  Kaman Corp.                             24,642
        2,122  Moog, Inc., Class A                    113,994
          720  Raytheon Technologies Corp.             40,810
        2,818  Spirit AeroSystems Holdings,
                  Inc., Class A                        55,148
        6,924  Textron, Inc.                          241,924
                                              ---------------
                                                      795,274
                                              ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.5%
        2,330  Air Transport Services Group,
                  Inc. (a)                             56,782
          284  C.H. Robinson Worldwide, Inc.           26,617
          583  Expeditors International of
                  Washington, Inc.                     49,269
          520  Forward Air Corp.                       27,035
        1,084  Hub Group, Inc., Class A (a)            57,344
          399  United Parcel Service, Inc.,
                  Class B                              56,961
                                              ---------------
                                                      274,008
                                              ---------------
               AIRLINES -- 2.0%
        3,100  Alaska Air Group, Inc.                 106,764
        8,124  Delta Air Lines, Inc.                  202,856
        4,619  Hawaiian Holdings, Inc.                 54,920
       10,313  JetBlue Airways Corp. (a)              106,637
        3,446  SkyWest, Inc.                           90,664
        5,334  Southwest Airlines Co.                 164,767
        6,316  Spirit Airlines, Inc. (a) (b)           99,856
        6,584  United Airlines Holdings,
                  Inc. (a)                            206,606
                                              ---------------
                                                    1,033,070
                                              ---------------
               AUTO COMPONENTS -- 1.2%
        2,924  Aptiv PLC                              227,341
        3,184  BorgWarner, Inc.                       116,534
        1,880  Cooper Tire & Rubber Co.                58,393
        5,320  Dana, Inc.                              60,807
          189  Dorman Products, Inc. (a)               15,451
          327  Gentherm, Inc. (a)                      12,678
        1,031  Lear Corp.                             113,802
          629  Standard Motor Products, Inc.           28,607
                                              ---------------
                                                      633,613
                                              ---------------
               AUTOMOBILES -- 0.6%
        9,007  General Motors Co.                     224,184
        2,838  Harley-Davidson, Inc.                   73,873
          211  Thor Industries, Inc.                   24,052
                                              ---------------
                                                      322,109
                                              ---------------
               BANKS -- 12.0%
        1,073  1st Source Corp.                        35,538
        2,859  Ameris Bancorp                          65,971
        6,574  Associated Banc-Corp.                   84,410


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BANKS (CONTINUED)
        2,966  BancorpSouth Bank              $        62,078
        5,605  Bank of America Corp.                  139,452
        3,832  Bank OZK                                92,160
        4,441  BankUnited, Inc.                        89,442
        1,004  Banner Corp.                            35,572
        4,708  Berkshire Hills Bancorp, Inc.           46,892
        1,594  BOK Financial Corp.                     88,786
        7,541  Boston Private Financial
                  Holdings, Inc.                       44,379
        2,574  Brookline Bancorp, Inc.                 24,697
        1,437  Cadence BanCorp                         11,223
        3,420  Cathay General Bancorp                  82,696
        2,169  CIT Group, Inc.                         41,146
        4,459  Citigroup, Inc.                        222,995
        9,028  Citizens Financial Group, Inc.         223,985
        2,380  Columbia Banking System, Inc.           68,853
        2,361  Comerica, Inc.                          90,946
          394  Community Bank System, Inc.             22,155
          602  Cullen/Frost Bankers, Inc.              43,380
        2,400  CVB Financial Corp.                     43,368
        1,584  Eagle Bancorp, Inc.                     47,647
        2,481  East West Bancorp, Inc.                 85,991
       14,989  F.N.B. Corp.                           111,068
        1,047  FB Financial Corp.                      26,604
        9,455  Fifth Third Bancorp                    187,776
        2,069  First Bancorp                           42,745
        9,281  First BanCorp                           50,489
        2,047  First Busey Corp.                       35,004
          166  First Citizens BancShares,
                  Inc., Class A                        70,694
        4,611  First Commonwealth Financial
                  Corp.                                36,288
        4,669  First Financial Bancorp                 64,969
        5,217  First Hawaiian, Inc.                    90,671
        9,030  First Horizon National Corp.            83,708
          838  First Interstate BancSystem,
                  Inc., Class A                        24,394
        1,385  First Merchants Corp.                   33,835
        3,886  First Midwest Bancorp, Inc.             47,157
        3,626  Fulton Financial Corp.                  35,172
        3,181  Hancock Whitney Corp.                   60,630
        1,551  Heartland Financial USA, Inc.           48,453
        1,909  Heritage Financial Corp.                36,109
        2,812  Hilltop Holdings, Inc.                  54,750
        2,924  Home BancShares, Inc.                   47,749
        5,627  Hope Bancorp, Inc.                      47,436
       20,177  Huntington Bancshares, Inc.            187,041
        1,281  Independent Bank Group, Inc.            56,274
        1,193  International Bancshares Corp.          36,291
        7,935  Investors Bancorp, Inc.                 64,432
       14,967  KeyCorp                                179,754
        1,753  M&T Bank Corp.                         185,730
          844  NBT Bancorp, Inc.                       25,143
        2,166  OceanFirst Financial Corp.              33,183
        1,941  OFG Bancorp                             25,388
        4,902  Old National Bancorp                    68,579
        1,197  Pacific Premier Bancorp, Inc.           25,149
          368  Park National Corp.                     31,560


Page 60                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
        7,773  People's United Financial,
                  Inc.                        $        83,871
        1,606  Pinnacle Financial Partners,
                  Inc.                                 63,630
        1,732  PNC Financial Services Group
                  (The), Inc.                         184,752
        3,025  Popular, Inc.                          112,258
          758  Prosperity Bancshares, Inc.             42,114
       20,492  Regions Financial Corp.                222,543
        1,533  Renasant Corp.                          35,612
        1,628  S&T Bancorp, Inc.                       35,002
          421  Signature Bank                          43,165
        3,791  Simmons First National Corp.,
                  Class A                              62,893
        9,592  Sterling Bancorp                       107,910
          423  SVB Financial Group (a)                 94,866
        4,381  Synovus Financial Corp.                 88,277
        2,027  TowneBank                               35,756
        1,254  TriCo Bancshares                        35,112
        3,545  Truist Financial Corp.                 132,796
        1,557  Trustmark Corp.                         35,064
        3,616  U.S. Bancorp                           133,213
          872  UMB Financial Corp.                     43,426
          813  United Bankshares, Inc.                 21,398
        8,625  Valley National Bancorp                 64,429
        3,143  Webster Financial Corp.                 85,710
        8,901  Wells Fargo & Co.                      215,938
        2,555  WesBanco, Inc.                          50,666
        2,061  Wintrust Financial Corp.                88,211
        2,645  Zions Bancorp N.A.                      85,883
                                              ---------------
                                                    6,152,482
                                              ---------------
               BEVERAGES -- 0.3%
        3,874  Molson Coors Beverage Co.,
                  Class B                             145,353
          209  National Beverage
                  Corp. (a) (b)                        13,407
                                              ---------------
                                                      158,760
                                              ---------------
               BIOTECHNOLOGY -- 1.1%
        1,624  Alexion Pharmaceuticals,
                  Inc. (a)                            166,444
          851  Biogen, Inc. (a)                       233,761
          253  Enanta Pharmaceuticals,
                  Inc. (a)                             11,600
          577  Gilead Sciences, Inc.                   40,119
           71 Regeneron Pharmaceuticals,
                  Inc. (a)                             44,877
          743  United Therapeutics Corp. (a)           82,822
                                              ---------------
                                                      579,623
                                              ---------------
               BUILDING PRODUCTS -- 0.5%
          477  A.O. Smith Corp.                        22,963
          540  Gibraltar Industries, Inc. (a)          27,929
        1,400  Griffon Corp.                           32,018
          424  Patrick Industries, Inc.                27,115
        1,655  PGT Innovations, Inc. (a)               28,251
        1,086  Resideo Technologies, Inc. (a)          14,422
        1,362  UFP Industries, Inc.                    79,295
                                              ---------------
                                                      231,993
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CAPITAL MARKETS -- 3.5%
          905  Affiliated Managers Group,
                  Inc.                        $        62,255
          888  Ameriprise Financial, Inc.             136,423
        4,717  Bank of New York Mellon (The)
                  Corp.                               169,105
        4,645  BGC Partners, Inc., Class A             12,867
        1,315  Charles Schwab (The) Corp.              43,592
        1,527  Evercore, Inc., Class A                 84,443
        3,795  Federated Hermes, Inc.                 100,036
       10,866  Franklin Resources, Inc.               228,729
          673  Goldman Sachs Group (The),
                  Inc.                                133,227
       10,447  Invesco Ltd.                           104,888
          785  Lazard Ltd., Class A                    23,016
          408  Moelis & Co., Class A                   12,154
        3,774  Morgan Stanley                         184,473
          438  Piper Sandler Cos.                      27,117
        1,934  Raymond James Financial, Inc.          134,374
        2,869  State Street Corp.                     183,014
        1,896  Stifel Financial Corp.                  91,918
          231  StoneX Group, Inc. (a)                  12,123
        3,345  Waddell & Reed Financial,
                  Inc., Class A                        48,804
                                              ---------------
                                                    1,792,558
                                              ---------------
               CHEMICALS -- 2.5%
          989  Avient Corp.                            23,637
          700  Cabot Corp.                             25,536
        1,542  Celanese Corp.                         149,882
        3,196  CF Industries Holdings, Inc.           100,131
        1,291  Eastman Chemical Co.                    96,347
        4,145  Element Solutions, Inc. (a)             45,015
          582  H.B. Fuller Co.                         26,388
        3,753  Huntsman Corp.                          69,430
          363  International Flavors &
                  Fragrances, Inc.                     45,720
        4,212  Livent Corp. (a)                        26,409
        3,467  LyondellBasell Industries
                  N.V., Class A                       216,757
        1,106  Minerals Technologies, Inc.             51,849
          112  NewMarket Corp.                         41,979
        4,516  Olin Corp.                              50,760
        4,899  Orion Engineered Carbons S.A.           49,970
          418  PPG Industries, Inc.                    44,998
        3,919  PQ Group Holdings, Inc. (a)             48,086
          244  Sensient Technologies Corp.             12,739
          267  Stepan Co.                              29,156
        1,171  Trinseo S.A.                            25,411
        2,096  Westlake Chemical Corp.                114,232
                                              ---------------
                                                    1,294,432
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.0%
        5,635  ADT, Inc.                               48,517
          960  Brady Corp., Class A                    44,131
        3,409  BrightView Holdings, Inc. (a)           41,317
        1,327  Covanta Holding Corp.                   13,058
          520  Healthcare Services Group, Inc.         13,619
        1,249  HNI Corp.                               37,095


                        See Notes to Financial Statements                Page 61

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               COMMERCIAL SERVICES & SUPPLIES
                  (CONTINUED)
        3,771  KAR Auction Services, Inc.     $        57,055
        4,257  Knoll, Inc.                             49,850
        1,111  Republic Services, Inc.                 96,935
        5,378  Steelcase, Inc., Class A                57,706
          419  Waste Management, Inc.                  45,922
                                              ---------------
                                                      505,205
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.4%
          415  Ciena Corp. (a)                         24,697
          952  Cisco Systems, Inc.                     44,839
        1,366  EchoStar Corp., Class A (a)             37,292
          161  F5 Networks, Inc. (a)                   21,880
        1,967  Juniper Networks, Inc.                  49,922
          498  NetScout Systems, Inc. (a)              12,679
                                              ---------------
                                                      191,309
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 1.2%
        1,229  Arcosa, Inc.                            51,888
          937  Comfort Systems USA, Inc.               46,578
          634  Dycom Industries, Inc. (a)              27,154
        1,360  EMCOR Group, Inc.                       93,160
        5,369  Fluor Corp.                             54,710
        3,388  Granite Construction, Inc.              57,461
        2,505  MasTec, Inc. (a)                        99,649
        2,921  Primoris Services Corp.                 46,824
        1,719  Quanta Services, Inc.                   68,708
          594  Valmont Industries, Inc.                71,993
                                              ---------------
                                                      618,125
                                              ---------------
               CONSTRUCTION MATERIALS -- 0.1%
        2,374  Summit Materials, Inc.,
                  Class A (a)                          34,945
                                              ---------------
               CONSUMER FINANCE -- 2.2%
       11,491  Ally Financial, Inc.                   230,969
        2,913  Capital One Financial Corp.            185,849
        2,657  Discover Financial Services            131,336
        1,117  Encore Capital Group, Inc. (a)          40,804
          667  FirstCash, Inc.                         38,446
          259  Green Dot Corp., Class A (a)            13,129
        2,797  LendingClub Corp. (a)                   14,600
       12,793  Navient Corp.                          101,832
          329  PRA Group, Inc. (a)                     13,015
        3,663  Santander Consumer USA
                  Holdings, Inc.                       67,253
       12,793  SLM Corp.                               86,609
       10,283  Synchrony Financial                    227,563
                                              ---------------
                                                    1,151,405
                                              ---------------
               CONTAINERS & PACKAGING -- 1.4%
          799  Avery Dennison Corp.                    90,559
        1,522  Berry Global Group, Inc. (a)            76,085
        3,214  Graphic Packaging Holding Co.           44,803
        1,507  Greif, Inc., Class A                    52,429
        2,588  International Paper Co.                 90,036
          676  Packaging Corp. of America              64,977


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CONTAINERS & PACKAGING
                  (CONTINUED)
        1,388  Silgan Holdings, Inc.          $        53,091
          860  Sonoco Products Co.                     44,496
        8,063  WestRock Co.                           216,572
                                              ---------------
                                                      733,048
                                              ---------------
               DISTRIBUTORS -- 0.5%
        1,040  Core-Mark Holding Co., Inc.             27,581
          510  Genuine Parts Co.                       45,976
        6,958  LKQ Corp. (a)                          196,146
                                              ---------------
                                                      269,703
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.5%
        2,082  Adtalem Global Education,
                  Inc. (a)                             71,496
          189  Graham Holdings Co., Class B            75,292
          496  Grand Canyon Education,
                  Inc. (a)                             44,015
        6,508  Laureate Education, Inc.,
                  Class A (a)                          82,521
                                              ---------------
                                                      273,324
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.9%
          249  Berkshire Hathaway, Inc.,
                  Class B (a)                          48,749
       11,813  Equitable Holdings, Inc.               241,694
        7,229  Jefferies Financial Group,
                  Inc.                                117,110
        1,446  Voya Financial, Inc.                    71,432
                                              ---------------
                                                      478,985
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.5%
        7,537  AT&T, Inc.                             222,945
          210  ATN International, Inc.                 12,102
       22,718  CenturyLink, Inc.                      219,229
        1,265  GCI Liberty, Inc., Class A (a)          99,163
        9,527  Liberty Latin America Ltd.,
                  Class C (a)                          97,461
        2,414  Verizon Communications, Inc.           138,757
                                              ---------------
                                                      789,657
                                              ---------------
               ELECTRIC UTILITIES -- 3.5%
        1,647  ALLETE, Inc.                            97,667
        1,905  Alliant Energy Corp.                   102,584
        1,144  American Electric Power Co.,
                  Inc.                                 99,391
        2,282  Duke Energy Corp.                      193,377
        2,452  Edison International                   136,503
          533  Eversource Energy                       48,007
        6,280  Exelon Corp.                           242,471
        1,247  Hawaiian Electric Industries,
                  Inc.                                 45,216
          515  IDACORP, Inc.                           48,024
        3,452  NRG Energy, Inc.                       116,712
          669  Otter Tail Corp.                        25,589
        2,487  Pinnacle West Capital Corp.            206,620
        2,151  Portland General Electric Co.           94,924
        8,818  PPL Corp.                              234,735


Page 62                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ELECTRIC UTILITIES (CONTINUED)
        1,459  Xcel Energy, Inc.              $       100,729
                                              ---------------
                                                    1,792,549
                                              ---------------
               ELECTRICAL EQUIPMENT -- 1.0%
          705  Acuity Brands, Inc.                     69,865
        1,112  AZZ, Inc.                               35,117
        1,522  Eaton Corp. PLC                        141,744
        1,469  Emerson Electric Co.                    91,093
          782  Encore Wire Corp.                       39,249
          698  EnerSys                                 46,947
          773  Regal Beloit Corp.                      71,093
                                              ---------------
                                                      495,108
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.2%
        1,201  Benchmark Electronics, Inc.             24,452
        1,713  Corning, Inc.                           53,103
        1,294  CTS Corp.                               25,699
          540  ePlus, Inc. (a)                         40,252
          776  Insight Enterprises, Inc. (a)           38,676
          701  Jabil, Inc.                             24,437
          132  Littelfuse, Inc.                        23,450
        2,075  Methode Electronics, Inc.               58,515
        3,687  MTS Systems Corp.                       68,394
          560  PC Connection, Inc.                     24,472
          367  Plexus Corp. (a)                        27,264
        1,525  Sanmina Corp. (a)                       45,262
          751  SYNNEX Corp.                            93,680
        4,375  TTM Technologies, Inc. (a)              53,856
        2,500  Vishay Intertechnology, Inc.            39,225
                                              ---------------
                                                      640,737
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.6%
        5,883  Archrock, Inc.                          39,181
       18,690  Helix Energy Solutions Group,
                  Inc. (a)                             78,311
       21,177  NexTier Oilfield Solutions,
                  Inc. (a)                             53,366
       14,952  Patterson-UTI Energy, Inc.              57,939
       12,617  ProPetro Holding Corp. (a)              67,753
                                              ---------------
                                                      296,550
                                              ---------------
               ENTERTAINMENT -- 0.5%
        7,786  Cinemark Holdings, Inc.                 92,108
        1,008  Electronic Arts, Inc. (a)              142,753
                                              ---------------
                                                      234,861
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 4.3%
        1,044  Alexander & Baldwin, Inc.               12,340
       11,637  Apple Hospitality REIT, Inc.           102,638
        4,129  Brandywine Realty Trust                 44,717
        7,015  Brixmor Property Group, Inc.            80,743
        6,929  CoreCivic, Inc.                         61,737
          754  Cousins Properties, Inc.                23,163
       11,728  DiamondRock Hospitality Co.             54,183
       11,725  Diversified Healthcare Trust            45,669


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
        7,412  Empire State Realty Trust,
                  Inc.,  Class A              $        48,919
        2,715  EPR Properties                          77,730
        3,491  Equity Commonwealth                    110,211
        4,386  GEO Group (The), Inc.                   46,623
        2,409  Highwoods Properties, Inc.              92,361
       21,118  Host Hotels & Resorts, Inc.            227,652
        1,787  Hudson Pacific Properties,
                  Inc.                                 42,120
        5,265  iStar, Inc.                             61,127
       12,532  Macerich (The) Co. (b)                  95,619
        8,748  Paramount Group, Inc.                   62,373
        2,274  Park Hotels & Resorts, Inc.             18,806
        8,230  Pebblebrook Hotel Trust                 87,238
          967  Regency Centers Corp.                   39,676
        6,871  RLJ Lodging Trust                       55,037
        9,318  RPT Realty                              57,958
        6,233  Sabra Health Care REIT, Inc.            91,874
       15,855  Service Properties Trust               106,228
        1,333  Simon Property Group, Inc.              83,113
        6,406  SITE Centers Corp.                      46,956
       10,937  Summit Hotel Properties, Inc.           56,654
        2,759  Sunstone Hotel Investors, Inc.          20,637
        1,785  Tanger Factory Outlet Centers,
                  Inc. (b)                             11,478
        4,978  Ventas, Inc.                           190,956
        5,561  Xenia Hotels & Resorts, Inc.            44,266
                                              ---------------
                                                    2,200,802
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 1.3%
          300  Casey's General Stores, Inc.            47,757
          937  Chefs' Warehouse (The),
                  Inc. (a)                             10,804
        5,385  Kroger (The) Co.                       187,344
          772  Performance Food Group Co. (a)          21,631
          430  PriceSmart, Inc.                        28,109
        1,014  Sprouts Farmers Market,
                  Inc. (a)                             26,749
        3,421  US Foods Holding Corp. (a)              69,446
        4,301  Walgreens Boots Alliance, Inc.         175,094
          370  Walmart, Inc.                           47,878
        1,035  Weis Markets, Inc.                      51,564
                                              ---------------
                                                      666,376
                                              ---------------
               FOOD PRODUCTS -- 2.8%
        4,568  Archer-Daniels-Midland Co.             195,648
        1,064  B&G Foods, Inc. (b)                     30,760
        2,591  Conagra Brands, Inc.                    97,033
        4,566  Darling Ingredients, Inc. (a)          127,528
        2,107  Fresh Del Monte Produce, Inc.           47,576
          720  General Mills, Inc.                     45,554
          919  Hormel Foods Corp.                      46,740
        2,123  Hostess Brands, Inc. (a)                26,920
          813  Ingredion, Inc.                         70,325
          354  J & J Snack Foods Corp.                 43,588
        1,258  J.M. Smucker (The) Co.                 137,562
        2,858  Kraft Heinz (The) Co.                   98,258
          145  Lancaster Colony Corp.                  22,996
          868  Mondelez International, Inc.,
                  Class A                              48,165
        6,655  Pilgrim's Pride Corp. (a)              102,154


                        See Notes to Financial Statements                Page 63

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               FOOD PRODUCTS (CONTINUED)
           15  Seaboard Corp.                 $        40,549
          371  Tootsie Roll Industries, Inc.           11,761
        3,817  Tyson Foods, Inc., Class A             234,555
                                              ---------------
                                                    1,427,672
                                              ---------------
               GAS UTILITIES -- 0.9%
          915  Atmos Energy Corp.                      96,981
          151  Chesapeake Utilities Corp.              12,758
        1,609  National Fuel Gas Co.                   65,277
        2,066  New Jersey Resources Corp.              64,170
          583  ONE Gas, Inc.                           44,133
          977  Southwest Gas Holdings, Inc.            68,039
        1,026  Spire, Inc.                             63,263
        2,121  UGI Corp.                               70,714
                                              ---------------
                                                      485,335
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 0.4%
          779  Hologic, Inc. (a)                       54,359
          122  ICU Medical, Inc. (a)                   22,415
          359  Inogen, Inc. (a)                        11,021
          616  Integer Holdings Corp. (a)              40,515
          484  Medtronic PLC                           46,696
          840  Varex Imaging Corp. (a)                 13,171
                                              ---------------
                                                      188,177
                                              ---------------
               HEALTH CARE PROVIDERS
                  & SERVICES-- 3.4%
        2,685  Acadia Healthcare Co.,
                  Inc. (a)                             80,040
          440  AmerisourceBergen Corp.                 44,084
          497  AMN Healthcare Services,
                  Inc. (a)                             27,305
          346  Anthem, Inc.                            94,735
        1,747  Cardinal Health, Inc.                   95,421
          710  Cigna Corp.                            122,610
        2,805  CVS Health Corp.                       176,547
        1,683  DaVita, Inc. (a)                       147,077
          363  Encompass Health Corp.                  24,713
        1,372  HCA Healthcare, Inc.                   173,750
        2,280  Henry Schein, Inc. (a)                 156,704
          235  Humana, Inc.                            92,226
          523  Magellan Health, Inc. (a)               38,791
          126  Molina Healthcare, Inc. (a)             23,272
          201  National HealthCare Corp.               11,923
          800  Quest Diagnostics, Inc.                101,656
          150  UnitedHealth Group, Inc.                45,417
        2,453  Universal Health Services,
                  Inc., Class B                       269,585
                                              ---------------
                                                    1,725,856
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 0.1%
          648  Cerner Corp.                            45,004
        1,159  NextGen Healthcare, Inc. (a)            16,944
                                              ---------------
                                                       61,948
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 1.7%
        4,038  Aramark                                 85,282
        1,194  Bloomin' Brands, Inc.                   13,755


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE
                  (CONTINUED)
        1,076  Boyd Gaming Corp.              $        25,469
       13,877  Carnival Corp. (b)                     192,613
          955  Dave & Buster's Entertainment,
                  Inc. (b)                             11,785
        1,327  Hilton Grand Vacations,
                  Inc. (a)                             26,938
        2,001  Las Vegas Sands Corp.                   87,324
       13,563  MGM Resorts International              218,229
        7,166  Playa Hotels & Resorts
                  N.V. (a)                             26,013
        2,647  Royal Caribbean Cruises Ltd.           128,935
          428  Texas Roadhouse, Inc.                   24,049
        1,595  Wyndham Destinations, Inc.              42,427
                                              ---------------
                                                      882,819
                                              ---------------
               HOUSEHOLD DURABLES -- 3.4%
        2,115  Century Communities, Inc. (a)           75,336
        3,288  D.R. Horton, Inc.                      217,534
          152  iRobot Corp. (a)                        11,049
        3,664  KB Home                                123,257
          958  La-Z-Boy, Inc.                          27,265
        1,279  Leggett & Platt, Inc.                   51,275
        3,698  Lennar Corp., Class A                  267,550
        1,453  M.D.C. Holdings, Inc.                   65,138
        1,883  M/I Homes, Inc. (a)                     78,389
          682  Meritage Homes Corp. (a)                67,641
        1,105  Mohawk Industries, Inc. (a)             88,234
        6,697  PulteGroup, Inc.                       291,989
        1,979  Taylor Morrison Home Corp. (a)          46,408
        3,449  Toll Brothers, Inc.                    131,752
        4,415  TRI Pointe Group, Inc. (a)              73,819
          694  Whirlpool Corp.                        113,205
                                              ---------------
                                                    1,729,841
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.4%
          768  Central Garden & Pet Co.,
                  Class A (a)                          26,611
          574  Church & Dwight Co., Inc.               55,293
          605  Colgate-Palmolive Co.                   46,706
          314  Kimberly-Clark Corp.                    47,741
          371  Procter & Gamble (The) Co.              48,646
                                              ---------------
                                                      224,997
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.4%
       12,238  Vistra Corp.                           228,361
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.4%
          284  3M Co.                                  42,734
       26,691  General Electric Co.                   162,014
          592  Raven Industries, Inc.                  12,793
                                              ---------------
                                                      217,541
                                              ---------------
               INSURANCE -- 7.0%
        3,695  Aflac, Inc.                            131,431
        1,880  Allstate (The) Corp.                   177,453
        2,625  American Equity Investment
                  Life Holding Co.                     66,806
          709  American Financial Group, Inc.          43,086


Page 64                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)
        7,308  American International Group,
                  Inc.                        $       234,879
          935  American National Group, Inc.           68,863
          365  Argo Group International
                  Holdings Ltd.                        12,231
          218  Assurant, Inc.                          23,428
        4,606  Assured Guaranty Ltd.                  100,549
        1,441  Athene Holding Ltd.,
                  Class A (a)                          46,472
          555  Axis Capital Holdings Ltd.              22,267
        4,041  Brighthouse Financial,
                  Inc. (a)                            114,522
          720  Chubb Ltd.                              91,613
        4,166  CNO Financial Group, Inc.               62,907
        1,266  Employers Holdings, Inc.                41,170
          147  Enstar Group Ltd. (a)                   24,689
          646  Everest Re Group Ltd.                  141,338
        1,064  FBL Financial Group, Inc.,
                  Class A                              37,006
        5,946  Fidelity National Financial,
                  Inc.                                192,413
        2,341  First American Financial Corp.         119,414
        1,793  Globe Life, Inc.                       142,723
          444  Hanover Insurance Group (The),
                  Inc.                                 45,235
        1,040  Horace Mann Educators Corp.             39,083
          930  Kemper Corp.                            73,024
        3,619  Lincoln National Corp.                 134,880
          313  Mercury General Corp.                   13,431
        6,239  MetLife, Inc.                          236,146
        3,002  National General Holdings
                  Corp.                               102,038
          255  National Western Life Group,
                  Inc., Class A                        49,671
          193  Primerica, Inc.                         23,094
        3,204  Principal Financial Group,
                  Inc.                                135,946
          879  ProAssurance Corp.                      12,921
        1,138  Progressive (The) Corp.                102,807
        2,993  Prudential Financial, Inc.             189,666
        1,147  Reinsurance Group of America,
                  Inc.                                 97,782
          341  Safety Insurance Group, Inc.            25,804
          852  Selective Insurance Group,
                  Inc.                                 46,298
        1,995  Stewart Information Services
                  Corp.                                83,690
        1,695  Third Point Reinsurance
                  Ltd. (a)                             13,204
        1,167  Travelers (The) Cos., Inc.             133,528
        6,776  Unum Group                             116,751
                                              ---------------
                                                    3,570,259
                                              ---------------
               INTERACTIVE MEDIA & SERVICES
                  -- 0.1%
        1,182  TripAdvisor, Inc.                       23,912
          550  Yelp, Inc. (a)                          13,739
                                              ---------------
                                                       37,651
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.4%
        3,476  eBay, Inc.                             192,153
           69  Stamps.com, Inc. (a)                    17,960
                                              ---------------
                                                      210,113
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               IT SERVICES -- 0.8%
        2,343  Cognizant Technology Solutions
                  Corp., Class A              $       160,074
        1,102  International Business
                  Machines Corp.                      135,480
          638  MAXIMUS, Inc.                           47,346
          290  Science Applications
                  International Corp.                  23,194
        1,380  Sykes Enterprises, Inc. (a)             37,895
                                              ---------------
                                                      403,989
                                              ---------------
               LEISURE PRODUCTS -- 0.2%
        1,216  Hasbro, Inc.                            88,476
          243  Polaris, Inc.                           25,182
                                              ---------------
                                                      113,658
                                              ---------------
               MACHINERY -- 3.6%
          811  AGCO Corp.                              53,226
        2,445  Allison Transmission Holdings,
                  Inc.                                 91,345
          400  Altra Industrial Motion Corp.           13,692
          275  Astec Industries, Inc.                  12,235
        2,274  Barnes Group, Inc.                      83,842
          535  Chart Industries, Inc. (a)              36,663
          378  Crane Co.                               21,383
          768  Cummins, Inc.                          148,424
          580  Deere & Co.                            102,260
          944  Dover Corp.                             97,166
          775  EnPro Industries, Inc.                  36,991
          835  Gorman-Rupp (The) Co.                   25,267
          267  Lincoln Electric Holdings,
                  Inc.                                 24,134
        2,621  Meritor, Inc. (a)                       59,628
          854  Middleby (The) Corp. (a)                70,933
        1,437  Mueller Industries, Inc.                40,178
        4,049  Mueller Water Products, Inc.,
                  Class A                              40,976
        1,256  Oshkosh Corp.                           98,872
        2,435  PACCAR, Inc.                           207,170
          497  Parker-Hannifin Corp.                   88,923
        1,543  Rexnord Corp.                           44,701
          487  Snap-on, Inc.                           71,039
          319  Stanley Black & Decker, Inc.            48,909
        1,382  Terex Corp.                             26,051
        1,977  Timken (The) Co.                        90,270
        2,167  TriMas Corp. (a)                        50,708
        2,437  Trinity Industries, Inc.                47,595
        2,090  Welbilt, Inc. (a)                       12,707
        1,583  Westinghouse Air Brake
                  Technologies Corp.                   98,447
                                              ---------------
                                                    1,843,735
                                              ---------------
               MARINE -- 0.1%
        1,312  Matson, Inc.                            47,783
                                              ---------------
               MEDIA -- 2.2%
        2,218  AMC Networks, Inc.,
                  Class A (a)                          51,236
        3,415  Comcast Corp., Class A                 146,162
       10,799  Discovery, Inc., Class A (a)           227,859
        3,858  DISH Network Corp.,
                  Class A (a)                         123,880


                        See Notes to Financial Statements                Page 65

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MEDIA (CONTINUED)
        7,767  iHeartMedia, Inc.,
                  Class A (a) (b)             $        64,932
        3,930  Interpublic Group of
                  (The) Cos., Inc.                     70,937
        1,669  Omnicom Group, Inc.                     89,675
          867  Scholastic Corp.                        20,747
        2,810  Sinclair Broadcast Group, Inc.,
                  Class A (b)                          57,886
       10,091  TEGNA, Inc.                            118,872
        5,709  ViacomCBS, Inc., Class B               148,834
                                              ---------------
                                                    1,121,020
                                              ---------------
               METALS & MINING -- 2.0%
        1,133  Alcoa Corp. (a)                         14,729
        6,365  Allegheny Technologies,
                  Inc. (a)                             55,312
        2,672  Carpenter Technology Corp.              59,746
        6,917  Cleveland-Cliffs, Inc. (b)              35,830
        3,179  Commercial Metals Co.                   65,742
        3,892  Hecla Mining Co.                        21,484
          352  Kaiser Aluminum Corp.                   21,806
          207  Materion Corp.                          11,886
        3,691  Newmont Corp.                          255,417
        4,402  Nucor Corp.                            184,664
        1,184  Reliance Steel & Aluminum Co.          116,340
        4,309  Steel Dynamics, Inc.                   118,109
        4,214  Warrior Met Coal, Inc.                  67,087
          341  Worthington Industries, Inc.            12,760
                                              ---------------
                                                    1,040,912
                                              ---------------
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS -- 0.2%
        2,292  Apollo Commercial Real Estate
                  Finance, Inc.                        21,315
        2,340  Chimera Investment Corp.                21,037
        6,406  Ladder Capital Corp.                    49,775
                                              ---------------
                                                       92,127
                                              ---------------
               MULTILINE RETAIL -- 0.7%
        1,544  Big Lots, Inc.                          60,741
        1,481  Dillard's, Inc., Class A (b)            34,878
          479  Dollar Tree, Inc. (a)                   44,715
        5,412  Kohl's Corp.                           103,044
       16,339  Macy's, Inc. (b)                        99,014
        1,451  Nordstrom, Inc. (b)                     19,864
                                              ---------------
                                                      362,256
                                              ---------------
               MULTI-UTILITIES -- 1.9%
        1,295  Ameren Corp.                           103,911
        1,854  Avista Corp.                            68,839
        1,191  Black Hills Corp.                       68,911
        1,851  Consolidated Edison, Inc.              142,212
        1,239  DTE Energy Co.                         143,266
        4,055  MDU Resources Group, Inc.               85,074
        4,008  NiSource, Inc.                          97,996
        1,237  NorthWestern Corp.                      69,594
        2,708  Public Service Enterprise
                  Group, Inc.                         151,485
          506  WEC Energy Group, Inc.                  48,201
                                              ---------------
                                                      979,489
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 5.6%
       56,396  Callon Petroleum Co. (a)       $        64,291
       14,299  Centennial Resource
                  Development, Inc.,
                  Class A (a)                          11,258
        2,043  Chevron Corp.                          171,489
        4,413  CNX Resources Corp. (a)                 42,585
        5,423  ConocoPhillips                         202,766
       12,999  Continental Resources,
                  Inc. (b)                            224,753
        5,590  CVR Energy, Inc.                       107,328
          731  Delek US Holdings, Inc.                 12,778
        4,359  Diamondback Energy, Inc.               173,750
        4,498  EOG Resources, Inc.                    210,731
        1,069  EQT Corp.                               15,522
        5,095  Exxon Mobil Corp.                      214,398
        3,850  HollyFrontier Corp.                    105,875
       18,368  Marathon Oil Corp.                     100,840
        7,630  Matador Resources Co. (a)               66,228
        8,146  Murphy Oil Corp.                       107,609
        9,961  Occidental Petroleum Corp.             156,786
        2,743  ONEOK, Inc.                             76,557
       11,771  Ovintiv, Inc. (b)                      114,061
        4,170  PDC Energy, Inc. (a)                    59,464
        2,332  Pioneer Natural Resources Co.          226,017
        2,617  Renewable Energy Group,
                  Inc. (a)                             72,177
       17,295  SM Energy Co.                           51,020
        7,050  Talos Energy, Inc. (a)                  48,011
        1,550  Valero Energy Corp.                     87,157
        2,518  World Fuel Services Corp.               59,249
       14,096  WPX Energy, Inc. (a)                    84,153
                                              ---------------
                                                    2,866,853
                                              ---------------
               PAPER & FOREST PRODUCTS
                  -- 0.4%
        1,015  Boise Cascade Co.                       47,289
        3,072  Domtar Corp.                            64,481
          772  Neenah, Inc.                            34,439
        1,553  Schweitzer-Mauduit
                  International, Inc.                  50,519
                                              ---------------
                                                      196,728
                                              ---------------
               PERSONAL PRODUCTS -- 0.2%
          500  Herbalife Nutrition
                  Ltd. (a) (b)                         25,620
          999  Nu Skin Enterprises, Inc.,
                  Class A                              44,805
          353  USANA Health Sciences,
                  Inc. (a)                             28,657
                                              ---------------
                                                       99,082
                                              ---------------
               PHARMACEUTICALS -- 0.9%
       11,337  Mylan N.V. (a)                         182,639
          814  Perrigo Co. PLC                         43,159
        5,575  Pfizer, Inc.                           214,526
        1,608  Supernus Pharmaceuticals,
                  Inc. (a)                             35,802
                                              ---------------
                                                      476,126
                                              ---------------
               PROFESSIONAL SERVICES -- 0.6%
          674  ASGN, Inc. (a)                          46,142
          400  ICF International, Inc.                 27,044
          347  Insperity, Inc.                         23,201


Page 66                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PROFESSIONAL SERVICES
                  (CONTINUED)
        1,688  Korn Ferry                     $        47,433
        1,309  ManpowerGroup, Inc.                     90,046
          851  Robert Half International,
                  Inc.                                 43,290
          369  TriNet Group, Inc. (a)                  24,354
                                              ---------------
                                                      301,510
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.8%
        4,032  CBRE Group, Inc., Class A (a)          176,642
        1,087  Jones Lang LaSalle, Inc.               107,515
        5,908  Kennedy-Wilson Holdings, Inc.           87,675
        1,323  Marcus & Millichap, Inc. (a)            36,038
        1,717  Realogy Holdings Corp.                  15,556
                                              ---------------
                                                      423,426
                                              ---------------
               ROAD & RAIL -- 1.4%
          297  AMERCO                                  94,366
        1,133  Avis Budget Group, Inc. (a)             29,345
        1,307  CSX Corp.                               93,241
        1,246  Heartland Express, Inc.                 25,275
          758  J.B. Hunt Transport Services,
                  Inc.                                 98,085
        1,617  Knight-Swift Transportation
                  Holdings, Inc.                       70,323
          200  Landstar System, Inc.                   24,356
        1,517  Marten Transport Ltd.                   40,383
          519  Norfolk Southern Corp.                  99,757
        1,383  Ryder System, Inc.                      50,659
        1,051  Schneider National, Inc.,
                  Class B                              26,412
          262  Union Pacific Corp.                     45,418
          877  Werner Enterprises, Inc.                38,575
                                              ---------------
                                                      736,195
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 0.6%
        5,269  Amkor Technology, Inc. (a)              71,632
          454  First Solar, Inc. (a)                   27,036
        3,538  Micron Technology, Inc. (a)            177,095
          199  MKS Instruments, Inc.                   25,360
                                              ---------------
                                                      301,123
                                              ---------------
               SOFTWARE -- 0.7%
          542  CDK Global, Inc.                        24,639
        2,900  Ebix, Inc.                              63,960
        9,193  NortonLifeLock, Inc.                   197,190
          803  Oracle Corp.                            44,526
        1,247  Teradata Corp. (a)                      26,187
                                              ---------------
                                                      356,502
                                              ---------------
               SPECIALTY RETAIL -- 1.9%
          158  Advance Auto Parts, Inc.                23,722
          494  Asbury Automotive Group,
                  Inc. (a)                             49,474
        1,197  AutoNation, Inc. (a)                    61,454
        1,045  Best Buy Co., Inc.                     104,071
          545  Dick's Sporting Goods, Inc.             24,863
        2,313  Foot Locker, Inc.                       67,979
          983  Group 1 Automotive, Inc.                82,592


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SPECIALTY RETAIL (CONTINUED)
          297  Lithia Motors, Inc., Class A   $        68,058
          328  Lowe's Cos., Inc.                       48,842
          231  Monro, Inc.                             13,005
          599  Murphy USA, Inc. (a)                    79,314
        2,323  Penske Automotive Group, Inc.          104,117
        3,047  Sally Beauty Holdings,
                  Inc. (a)                             35,376
        6,315  Signet Jewelers Ltd.                    67,823
          218  Ulta Beauty, Inc. (a)                   42,072
        2,508  Urban Outfitters, Inc. (a)              41,482
          548  Williams-Sonoma, Inc.                   47,742
                                              ---------------
                                                      961,986
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.9%
        1,659  Dell Technologies, Inc.,
                  Class C (a)                          99,258
       18,735  Hewlett Packard Enterprise Co.         184,914
        7,638  HP, Inc.                               134,276
        6,491  NCR Corp. (a)                          119,629
        2,055  NetApp, Inc.                            91,037
        2,750  Seagate Technology PLC                 124,355
          913  Super Micro Computer, Inc. (a)          27,669
        2,064  Western Digital Corp.                   88,958
        7,352  Xerox Holdings Corp.                   122,411
                                              ---------------
                                                      992,507
                                              ---------------
               TEXTILES, APPAREL &
                  LUXURY GOODS -- 0.6%
          278  Carter's, Inc.                          21,884
        4,880  G-III Apparel Group Ltd. (a)            48,263
        5,974  Hanesbrands, Inc.                       84,413
          930  Ralph Lauren Corp.                      66,309
        1,433  Skechers U.S.A., Inc.,
                  Class A (a)                          41,958
          911  Steven Madden Ltd.                      19,295
                                              ---------------
                                                      282,122
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 1.0%
        1,729  Axos Financial, Inc. (a)                38,747
        1,155  Capitol Federal Financial, Inc.         11,146
        3,099  Essent Group Ltd.                      111,037
       13,726  MGIC Investment Corp.                  113,514
        4,409  New York Community Bancorp,
                  Inc.                                 46,427
        2,537  Northwest Bancshares, Inc.              24,989
          720  Premier Financial Corp.                 12,730
        2,642  Provident Financial Services,
                  Inc.                                 36,063
        1,276  Walker & Dunlop, Inc.                   64,323
        1,808  WSFS Financial Corp.                    51,582
                                              ---------------
                                                      510,558
                                              ---------------
               TOBACCO -- 0.1%
        1,526  Universal Corp.                         64,336
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 1.7%
        3,838  Air Lease Corp.                        100,632
          983  Beacon Roofing Supply, Inc. (a)         30,630


                        See Notes to Financial Statements                Page 67

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TRADING COMPANIES
                  & DISTRIBUTORS (CONTINUED)
          850  GATX Corp.                     $        51,841
        1,055  GMS, Inc. (a)                           24,719
        2,066  H&E Equipment Services, Inc.            36,341
        1,688  Herc Holdings, Inc. (a)                 56,616
        8,779  MRC Global, Inc. (a)                    52,235
          618  MSC Industrial Direct Co.,
                  Inc., Class A                        40,794
        1,564  Rush Enterprises, Inc.,
                  Class A                              74,415
          620  Systemax, Inc.                          13,894
        2,145  Triton International Ltd.               67,503
        1,223  United Rentals, Inc. (a)               190,018
          142  W.W. Grainger, Inc.                     48,497
          126  Watsco, Inc.                            29,745
        1,847  WESCO International, Inc. (a)           71,793
                                              ---------------
                                                      889,673
                                              ---------------
               TRANSPORTATION INFRASTRUCTURE
                  -- 0.1%
        2,198  Macquarie Infrastructure Corp.          65,852
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.4%
          258  Shenandoah
                  Telecommunications Co.               12,970
        3,263  Telephone and Data Systems,
                  Inc.                                 63,367
          426  T-Mobile US, Inc. (a)                   45,744
        2,101  United States Cellular
                  Corp. (a)                            62,337
                                              ---------------
                                                      184,418
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                         51,345,147
               (Cost $54,423,195)             ---------------

               WARRANTS -- 0.0%
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.0%
        1,598  Occidental Petroleum Corp.,
                  expiring 08/03/27 (a)                 8,949
               (Cost $0)                      ---------------

               MONEY MARKET FUNDS -- 2.0%
      960,628  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                       960,628
       52,330  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                    52,330
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 2.0%                           1,012,958
               (Cost $1,012,958)              ---------------


               DESCRIPTION                         VALUE
-------------------------------------------------------------
               TOTAL INVESTMENTS -- 101.9%    $    52,367,054
               (Cost $55,436,153) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (1.9)%              (979,721)
                                              ---------------
               NET ASSETS -- 100.0%           $    51,387,333
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $915,738 and the total value of the collateral held by the Fund is $960,628.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $55,669,315. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,512,785 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $7,815,046. The net unrealized depreciation was $3,302,261.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $   51,345,147   $         --   $         --
Warrants*                      8,949             --             --
Money Market
   Funds                   1,012,958             --             --
                      --------------------------------------------
Total Investments     $   52,367,054   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.


Page 68                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2020

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $       915,738
Non-cash Collateral(2)                               (915,738)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 69

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 1.5%
        1,789  Aerojet Rocketdyne Holdings,
                  Inc. (a)                    $        73,796
        3,614  Axon Enterprise, Inc. (a)              300,432
        3,756  BWX Technologies, Inc.                 204,777
        1,405  HEICO Corp.                            135,049
        5,235  Kratos Defense & Security
                  Solutions, Inc. (a)                  94,282
        1,694  L3Harris Technologies, Inc.            285,151
          788  Lockheed Martin Corp.                  298,629
       11,390  Maxar Technologies, Inc.               202,628
        1,803  Mercury Systems, Inc. (a)              139,606
        5,871  Parsons Corp. (a)                      204,487
          450  Teledyne Technologies,
                  Inc. (a)                            138,015
          950  TransDigm Group, Inc.                  410,001
                                              ---------------
                                                    2,486,853
                                              ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.2%
        3,672  XPO Logistics, Inc. (a)                275,473
                                              ---------------
               AIRLINES -- 0.0%
          749  Allegiant Travel Co.                    83,910
                                              ---------------
               AUTO COMPONENTS -- 0.3%
        2,476  Fox Factory Holding Corp. (a)          220,364
        5,504  Gentex Corp.                           148,553
        1,779  LCI Industries                         223,798
                                              ---------------
                                                      592,715
                                              ---------------
               AUTOMOBILES -- 0.7%
          666  Tesla, Inc. (a)                        952,886
        3,071  Winnebago Industries, Inc.             185,519
                                              ---------------
                                                    1,138,405
                                              ---------------
               BANKS -- 1.2%
        1,733  Atlantic Union Bankshares
                  Corp.                                39,114
          989  BancFirst Corp.                         43,081
        1,256  City Holding Co.                        78,450
        2,385  Commerce Bancshares, Inc.              136,565
        2,490  ConnectOne Bancorp, Inc.                34,337
        2,629  Enterprise Financial Services
                  Corp.                                76,399
        3,962  First Republic Bank                    445,646
        3,872  German American Bancorp, Inc.          110,120
        1,220  Independent Bank Corp.                  78,714
        2,585  Lakeland Financial Corp.               114,412
        3,031  National Bank Holdings Corp.,
                  Class A                              84,201
        2,810  Preferred Bank                         104,672
        1,620  Sandy Spring Bancorp, Inc.              37,454
        1,968  Seacoast Banking Corp. of
                  Florida (a)                          37,156
        3,368  ServisFirst Bancshares, Inc.           123,235
        2,952  Southside Bancshares, Inc.              81,770
        2,411  TCF Financial Corp.                     66,278
        1,654  Triumph Bancorp, Inc. (a)               43,335
        1,995  United Community Banks, Inc.            35,770
        4,623  Veritex Holdings, Inc.                  77,297
          699  Westamerica Bancorporation              42,192


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BANKS (CONTINUED)
        3,745  Western Alliance Bancorp       $       134,633
                                              ---------------
                                                    2,024,831
                                              ---------------
               BEVERAGES -- 0.8%
          661  Boston Beer (The) Co., Inc.,
                  Class A (a)                         535,700
        6,058  Monster Beverage Corp. (a)             475,432
        2,174  PepsiCo, Inc.                          299,273
                                              ---------------
                                                    1,310,405
                                              ---------------
               BIOTECHNOLOGY -- 6.7%
        5,857  AbbVie, Inc.                           555,888
        5,853  ACADIA Pharmaceuticals,
                  Inc. (a)                            243,309
        2,978  Acceleron Pharma, Inc. (a)             295,328
        5,304  Agios Pharmaceuticals,
                  Inc. (a)                            240,377
        1,642  Alector, Inc. (a)                       25,730
        4,853  Alnylam Pharmaceuticals,
                  Inc. (a)                            707,373
        1,219  Amgen, Inc.                            298,253
       13,566  Amicus Therapeutics, Inc. (a)          196,029
        1,300  Arena Pharmaceuticals,
                  Inc. (a)                             79,807
        4,926  Arrowhead Pharmaceuticals,
                  Inc. (a)                            212,163
        8,752  Athenex, Inc. (a)                       92,859
        5,828  BioMarin Pharmaceutical,
                  Inc. (a)                            698,253
        1,818  Blueprint Medicines Corp. (a)          133,041
        5,774  CareDx, Inc. (a)                       192,563
        2,093  ChemoCentryx, Inc. (a)                 110,322
        9,163  Coherus Biosciences, Inc. (a)          161,177
        4,825  CRISPR Therapeutics AG (a)             412,344
        3,384  Denali Therapeutics, Inc. (a)           79,253
        8,054  Dicerna Pharmaceuticals,
                  Inc. (a)                            173,161
        2,766  Editas Medicine, Inc. (a)               81,210
          782  Esperion Therapeutics,
                  Inc. (a) (b)                         29,427
        3,307  Exact Sciences Corp. (a)               313,338
       11,949  Exelixis, Inc. (a)                     275,902
        5,963  Fate Therapeutics, Inc. (a)            186,463
        3,500  FibroGen, Inc. (a)                     141,645
        6,104  Halozyme Therapeutics,
                  Inc. (a)                            165,968
        2,729  Heron Therapeutics, Inc. (a)            44,455
        8,004  Immunomedics, Inc. (a)                 338,009
        5,531  Incyte Corp. (a)                       546,242
        7,428  Insmed, Inc. (a)                       194,019
        6,754  Invitae Corp. (a)                      197,217
        3,608  Ionis Pharmaceuticals,
                  Inc. (a)                            207,676
        7,929  Ironwood Pharmaceuticals,
                  Inc. (a)                             72,709
        8,641  Karyopharm Therapeutics,
                  Inc. (a)                            138,688
          732  Ligand Pharmaceuticals,
                  Inc. (a)                             85,776
          621  Mirati Therapeutics, Inc. (a)           75,333
        4,418  Moderna, Inc. (a)                      327,374
        4,263  Momenta Pharmaceuticals,
                  Inc. (a)                            125,716
        3,282  Natera, Inc. (a)                       157,602


Page 70                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               BIOTECHNOLOGY (CONTINUED)
        2,906  Neurocrine Biosciences,
                  Inc. (a)                    $       349,766
          671  Principia Biopharma, Inc. (a)           56,096
        4,193  PTC Therapeutics, Inc. (a)             194,262
        1,769  Sarepta Therapeutics, Inc. (a)         271,577
        4,230  Seattle Genetics, Inc. (a)             703,322
        8,401  TG Therapeutics, Inc. (a)              164,492
        4,533  Ultragenyx Pharmaceutical,
                  Inc. (a)                            354,299
        1,550  Veracyte, Inc. (a)                      55,288
        2,476  Vertex Pharmaceuticals,
                  Inc. (a)                            673,472
                                              ---------------
                                                   11,434,573
                                              ---------------
               BUILDING PRODUCTS -- 1.6%
        2,218  AAON, Inc.                             131,416
        7,178  Advanced Drainage Systems,
                  Inc.                                351,722
        1,369  Allegion PLC                           136,161
        2,163  American Woodmark Corp. (a)            174,381
       13,704  Builders FirstSource, Inc. (a)         324,648
       27,006  Cornerstone Building Brands,
                  Inc. (a)                            153,124
        1,743  CSW Industrials, Inc.                  116,415
        4,437  Fortune Brands Home &
                  Security, Inc.                      339,431
        7,475  JELD-WEN Holding, Inc. (a)             146,510
          609  Lennox International, Inc.             163,297
        3,363  Simpson Manufacturing Co.,
                  Inc.                                324,731
        2,726  Trex Co., Inc. (a)                     379,814
                                              ---------------
                                                    2,741,650
                                              ---------------
               CAPITAL MARKETS -- 4.2%
       14,398  Apollo Global Management,
                  Inc.                                706,942
        3,573  Ares Management Corp.,
                  Class A                             142,706
        5,036  Artisan Partners Asset
                  Management, Inc., Class A           182,454
        2,470  Blackstone Group (The), Inc.,
                  Class A                             131,602
        5,017  Carlyle Group (The), Inc.              142,834
        4,169  Cohen & Steers, Inc.                   250,890
        1,837  Eaton Vance Corp.                       66,389
        1,278  FactSet Research Systems, Inc.         442,571
        6,190  Focus Financial Partners,
                  Inc., Class A (a)                   228,721
        1,215  Hamilton Lane, Inc., Class A            87,772
        2,941  Houlihan Lokey, Inc.                   161,167
        3,139  Intercontinental Exchange, Inc.        303,792
        9,311  KKR & Co., Inc.                        329,330
        3,618  LPL Financial Holdings, Inc.           285,894
        1,435  MarketAxess Holdings, Inc.             741,465
        2,093  Moody's Corp.                          588,761
        1,509  Morningstar, Inc.                      253,572
        1,258  MSCI, Inc.                             472,983
        3,985  PJT Partners, Inc., Class A            213,317
        1,745  S&P Global, Inc.                       611,186


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
        2,580  SEI Investments Co.            $       135,011
        3,400  T. Rowe Price Group, Inc.              469,540
        3,659  Tradeweb Markets, Inc.,
                  Class A                             197,842
                                              ---------------
                                                    7,146,741
                                              ---------------
               CHEMICALS -- 1.8%
          580  Air Products and Chemicals,
                  Inc.                                166,245
        3,674  Albemarle Corp.                        302,958
        3,145  Axalta Coating Systems
                  Ltd. (a)                             69,819
          748  Balchem Corp.                           74,995
        1,445  Ecolab, Inc.                           270,331
        4,215  FMC Corp.                              447,001
        1,557  Ingevity Corp. (a)                      91,053
          520  Innospec, Inc.                          39,088
        3,779  RPM International, Inc.                308,329
        2,637  Scotts Miracle-Gro (The) Co.           418,149
          727  Sherwin-Williams (The) Co.             471,038
       14,675  Valvoline, Inc.                        301,131
        1,396  W.R. Grace & Co.                        64,397
                                              ---------------
                                                    3,024,534
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.6%
        4,509  ABM Industries, Inc.                   161,873
        3,140  Casella Waste Systems, Inc.,
                  Class A (a)                         173,987
        2,787  Cimpress PLC (a)                       278,700
        2,159  Cintas Corp.                           651,737
        2,365  Clean Harbors, Inc. (a)                140,954
        3,453  Copart, Inc. (a)                       321,992
        5,516  IAA, Inc. (a)                          239,119
          743  McGrath RentCorp                        43,109
        1,239  MSA Safety, Inc.                       146,859
        2,534  Stericycle, Inc. (a)                   153,142
        2,689  Tetra Tech, Inc.                       238,380
        1,189  UniFirst Corp.                         221,725
                                              ---------------
                                                    2,771,577
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.4%
        9,823  CommScope Holding Co.,
                  Inc. (a)                             91,157
       27,645  Infinera Corp. (a)                     218,119
        1,742  Lumentum Holdings, Inc. (a)            161,710
        2,734  Plantronics, Inc.                       54,653
        5,567  Viavi Solutions, Inc. (a)               76,992
                                              ---------------
                                                      602,631
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 0.1%
        9,799  WillScot Mobile Mini Holdings
                  Corp. (a)                           147,573
                                              ---------------
               CONSTRUCTION MATERIALS -- 0.2%
        2,020  Eagle Materials, Inc.                  162,065
          678  Martin Marietta Materials,
                  Inc.                                140,468
                                              ---------------
                                                      302,533
                                              ---------------


                        See Notes to Financial Statements                Page 71

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               CONSUMER FINANCE -- 0.6%
        1,470  American Express Co.           $       137,181
          677  Credit Acceptance
                  Corp. (a) (b)                       316,795
          980  LendingTree, Inc. (a)                  339,364
        1,714  Nelnet, Inc., Class A                   99,412
        5,780  OneMain Holdings, Inc.                 165,886
                                              ---------------
                                                    1,058,638
                                              ---------------
               CONTAINERS & PACKAGING -- 0.4%
          633  AptarGroup, Inc.                        72,922
        4,137  Ball Corp.                             304,607
        2,149  Crown Holdings, Inc. (a)               153,826
        4,318  Sealed Air Corp.                       154,066
                                              ---------------
                                                      685,421
                                              ---------------
               DISTRIBUTORS -- 0.2%
        1,304  Pool Corp.                             412,977
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.7%
          605  Bright Horizons Family
                  Solutions, Inc. (a)                  64,880
        5,272  Chegg, Inc. (a)                        426,874
        4,799  frontdoor, Inc. (a)                    201,534
       10,273  Perdoceo Education Corp. (a)           147,931
        1,385  Strategic Education, Inc.              174,801
        6,448  WW International, Inc. (a)             166,230
                                              ---------------
                                                    1,182,250
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.1%
        5,176  Cannae Holdings, Inc. (a)              195,032
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 0.4%
        1,611  Bandwidth, Inc., Class A (a)           233,240
        1,833  Cogent Communications
                  Holdings, Inc.                      165,172
        2,788  Iridium Communications,
                  Inc. (a)                             76,363
       16,268  Vonage Holdings Corp. (a)              194,403
                                              ---------------
                                                      669,178
                                              ---------------
               ELECTRIC UTILITIES -- 0.2%
        4,849  Evergy, Inc.                           314,361
                                              ---------------
               ELECTRICAL EQUIPMENT -- 1.3%
        1,566  AMETEK, Inc.                           146,029
        4,403  Atkore International Group,
                  Inc. (a)                            117,428
        2,908  Generac Holdings, Inc. (a)             458,243
          566  Hubbell, Inc.                           76,393
       24,917  Plug Power, Inc. (a) (b)               192,110
        2,700  Rockwell Automation, Inc.              588,978
        2,275  Vicor Corp. (a)                        185,344
       20,664  Vivint Solar, Inc. (a)                 420,306
                                              ---------------
                                                    2,184,831
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.7%
        1,461  Amphenol Corp., Class A                154,516


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  (CONTINUED)
        1,300  Badger Meter, Inc.             $        81,380
        3,614  CDW Corp.                              420,128
        2,375  Cognex Corp.                           158,816
        2,153  Dolby Laboratories, Inc.,
                  Class A                             149,849
        2,247  FARO Technologies, Inc. (a)            134,438
        3,496  FLIR Systems, Inc.                     145,643
        3,211  Itron, Inc. (a)                        223,357
        2,853  Keysight Technologies,
                  Inc. (a)                            284,986
        2,631  Knowles Corp. (a)                       40,149
        1,832  National Instruments Corp.              65,036
          538  OSI Systems, Inc. (a)                   38,177
        9,722  Trimble, Inc. (a)                      432,726
        2,247  Zebra Technologies Corp.,
                  Class A (a)                         630,845
                                              ---------------
                                                    2,960,046
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.0%
        3,966  Cactus, Inc., Class A                   89,711
                                              ---------------
               ENTERTAINMENT -- 1.6%
        5,532  Activision Blizzard, Inc.              457,109
        1,264  Netflix, Inc. (a)                      617,944
        3,603  Roku, Inc. (a)                         558,069
        4,120  Take-Two Interactive Software,
                  Inc. (a)                            675,762
          924  World Wrestling Entertainment,
                  Inc., Class A                        43,068
       37,169  Zynga, Inc., Class A (a)               365,371
                                              ---------------
                                                    2,717,323
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 2.8%
        1,079  Agree Realty Corp.                      72,261
          863  Alexandria Real Estate
                  Equities, Inc.                      153,226
        5,059  American Finance Trust, Inc.            36,956
        5,273  American Homes 4 Rent,
                  Class A                             152,917
        1,112  American Tower Corp.                   290,666
        1,954  Americold Realty Trust                  78,844
        4,034  Armada Hoffler Properties, Inc.         38,888
        2,001  Community Healthcare Trust,
                  Inc.                                 91,506
          586  CoreSite Realty Corp.                   75,623
        5,597  Corporate Office Properties
                  Trust                               148,208
        1,718  Crown Castle International
                  Corp.                               286,391
        2,925  CyrusOne, Inc.                         244,003
        5,209  Easterly Government
                  Properties, Inc.                    127,360
          598  EastGroup Properties, Inc.              79,331
          409  Equinix, Inc.                          321,261
        1,845  First Industrial Realty Trust,
                  Inc.                                 81,032
        3,354  Four Corners Property Trust,
                  Inc.                                 84,521
        2,757  Getty Realty Corp.                      81,690


Page 72                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
        2,399  Global Net Lease, Inc.         $        39,943
        3,494  Independence Realty Trust,
                  Inc.                                 40,181
        5,860  Industrial Logistics
                  Properties Trust                    123,705
          930  Innovative Industrial
                  Properties, Inc.                     96,934
        5,084  Invitation Homes, Inc.                 151,605
        2,717  Iron Mountain, Inc.                     76,592
        1,062  Lamar Advertising Co.,
                  Class A                              69,805
        2,172  LTC Properties, Inc.                    80,690
        5,647  Monmouth Real Estate
                  Investment Corp.                     81,486
        1,401  National Storage Affiliates
                  Trust                                43,179
        3,407  NexPoint Residential Trust,
                  Inc.                                130,250
        4,637  Office Properties Income Trust         116,620
        4,048  Physicians Realty Trust                 73,026
        1,500  Prologis, Inc.                         158,130
        2,213  QTS Realty Trust, Inc.,
                  Class A                             159,225
        1,712  Rexford Industrial Realty,
                  Inc.                                 80,344
          698  Safehold, Inc.                          35,200
          965  SBA Communications Corp.               300,636
        2,034  Spirit Realty Capital, Inc.             70,092
        2,419  STAG Industrial, Inc.                   78,859
       17,503  Uniti Group, Inc.                      173,280
        3,382  Urban Edge Properties                   35,443
        3,663  Vornado Realty Trust                   126,447
                                              ---------------
                                                    4,786,356
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 0.2%
        9,514  BJ's Wholesale Club Holdings,
                  Inc. (a)                            381,036
                                              ---------------
               FOOD PRODUCTS -- 0.6%
        2,117  Beyond Meat, Inc. (a)                  266,530
        1,956  Freshpet, Inc. (a)                     187,874
        2,189  Lamb Weston Holdings, Inc.             131,515
        2,341  McCormick & Co., Inc.                  456,261
        2,161  Simply Good Foods (The)
                  Co. (a)                              51,951
                                              ---------------
                                                    1,094,131
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 5.4%
        3,145  Abbott Laboratories                    316,513
        1,174  ABIOMED, Inc. (a)                      352,130
        7,944  Accelerate Diagnostics,
                  Inc. (a) (b)                        115,426
        1,530  Align Technology, Inc. (a)             449,545
        3,641  AtriCure, Inc. (a)                     148,589
        4,661  Axonics Modulation
                  Technologies, Inc. (a)              197,440
        1,626  Baxter International, Inc.             140,454
        2,375  Danaher Corp.                          484,025
        1,773  DexCom, Inc. (a)                       772,212
        2,025  Edwards Lifesciences Corp. (a)         158,780
        2,973  Globus Medical, Inc.,
                  Class A (a)                         143,239


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES (CONTINUED)
        1,742  IDEXX Laboratories, Inc. (a)   $       692,880
        2,162  Insulet Corp. (a)                      439,664
          246  Intuitive Surgical, Inc. (a)           168,618
        1,765  iRhythm Technologies, Inc. (a)         219,707
        1,244  Masimo Corp. (a)                       273,829
        1,828  Neogen Corp. (a)                       140,336
        1,187  Nevro Corp. (a)                        157,824
        1,274  NuVasive, Inc. (a)                      72,796
        1,190  Penumbra, Inc. (a)                     264,073
        1,585  Quidel Corp. (a)                       447,715
        2,995  ResMed, Inc.                           606,517
        3,455  Shockwave Medical, Inc. (a)            170,401
        2,875  Silk Road Medical, Inc. (a)            133,572
        3,324  STAAR Surgical Co. (a)                 193,424
          969  Tactile Systems Technology,
                  Inc. (a)                             39,710
        3,585  Tandem Diabetes Care, Inc. (a)         374,489
          790  Teleflex, Inc.                         294,749
        2,347  Varian Medical Systems,
                  Inc. (a)                            334,964
        3,164  West Pharmaceutical Services,
                  Inc.                                850,705
                                              ---------------
                                                    9,154,326
                                              ---------------
               HEALTH CARE PROVIDERS
                  & SERVICES -- 1.4%
        1,429  Amedisys, Inc. (a)                     334,615
        2,665  BioTelemetry, Inc. (a)                 113,422
          472  Chemed Corp.                           232,314
        1,154  CorVel Corp. (a)                        91,731
        2,878  Ensign Group (The), Inc.               132,359
        1,748  Guardant Health, Inc. (a)              148,895
        2,424  Hanger, Inc. (a)                        42,323
        2,418  HealthEquity, Inc. (a)                 124,672
        1,627  LHC Group, Inc. (a)                    317,444
        1,406  National Research Corp.                 80,409
        1,171  Premier, Inc., Class A (a)              40,950
       14,678  R1 RCM, Inc. (a)                       200,648
       10,312  RadNet, Inc. (a)                       163,858
        4,815  Select Medical Holdings
                  Corp. (a)                            91,678
        3,916  Tenet Healthcare Corp. (a)             103,539
       14,445  Tivity Health, Inc. (a)                189,518
          495  US Physical Therapy, Inc.               41,115
                                              ---------------
                                                    2,449,490
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 1.2%
        3,718  HMS Holdings Corp. (a)                 120,835
        8,497  Inovalon Holdings, Inc.,
                  Class A (a)                         199,934
        1,881  Inspire Medical Systems,
                  Inc. (a)                            186,896
        1,004  Omnicell, Inc. (a)                      70,571
        2,990  Tabula Rasa HealthCare,
                  Inc. (a) (b)                        168,038
        1,858  Teladoc Health, Inc. (a)               441,517
        3,066  Veeva Systems, Inc.,
                  Class A (a)                         811,172
                                              ---------------
                                                    1,998,963
                                              ---------------


                        See Notes to Financial Statements                Page 73

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.5%
        5,018  Brinker International, Inc.    $       134,934
        5,311  Caesars Entertainment,
                  Inc. (a)                            164,907
          683  Chipotle Mexican Grill,
                  Inc. (a)                            788,974
        1,798  Choice Hotels International,
                  Inc.                                151,104
        2,131  Churchill Downs, Inc.                  295,186
        1,944  Dine Brands Global, Inc.                88,316
        1,556  Domino's Pizza, Inc.                   601,565
        1,087  Dunkin' Brands Group, Inc.              74,709
        7,779  Everi Holdings, Inc. (a)                44,185
        2,761  Jack in the Box, Inc.                  226,706
        1,178  Monarch Casino & Resort,
                  Inc. (a)                             42,632
        2,576  Papa John's International,
                  Inc.                                243,870
        2,342  Planet Fitness, Inc.,
                  Class A (a)                         122,252
        5,293  Scientific Games Corp. (a)              92,998
        2,711  SeaWorld Entertainment,
                  Inc. (a)                             39,228
        1,545  Shake Shack, Inc., Class A (a)          75,010
        3,692  Six Flags Entertainment Corp.           64,204
        1,902  Starbucks Corp.                        145,560
        9,178  Twin River Worldwide
                  Holdings, Inc.                      197,878
       13,024  Wendy's (The) Co.                      301,896
        1,472  Wingstop, Inc.                         230,000
        1,664  Wyndham Hotels & Resorts,
                  Inc.                                 73,482
                                              ---------------
                                                    4,199,596
                                              ---------------
               HOUSEHOLD DURABLES -- 1.7%
          849  Cavco Industries, Inc. (a)             170,080
        5,898  Garmin Ltd.                            581,484
        1,504  Helen of Troy Ltd. (a)                 283,128
        2,974  Installed Building Products,
                  Inc. (a)                            235,273
        2,324  LGI Homes, Inc. (a)                    265,192
           43  NVR, Inc. (a) 168,996
        4,948  Skyline Champion Corp. (a)             139,682
       13,983  Sonos, Inc. (a)                        223,728
        4,928  Tempur Sealy International,
                  Inc. (a)                            398,921
        3,117  TopBuild Corp. (a)                     411,195
                                              ---------------
                                                    2,877,679
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.0%
          413  WD-40 Co.                               81,175
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.1%
        7,097  Clearway Energy, Inc., Class C         174,160
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.2%
          593  Carlisle Cos., Inc.                     70,614
          741  Roper Technologies, Inc.               320,446
                                              ---------------
                                                      391,060
                                              ---------------
               INSURANCE -- 1.4%
        2,803  Ambac Financial Group,
                  Inc. (a)                             35,878
          656  AMERISAFE, Inc.                         41,630


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               INSURANCE (CONTINUED)
        4,886  Arch Capital Group Ltd. (a)    $       150,244
       10,302  Brown & Brown, Inc.                    468,432
        1,226  eHealth, Inc. (a)                       84,766
          739  Erie Indemnity Co., Class A            155,279
        1,318  Kinsale Capital Group, Inc.            256,878
        3,911  Marsh & McLennan Cos., Inc.            456,023
        2,385  Palomar Holdings, Inc. (a)             217,846
        1,244  RenaissanceRe Holdings Ltd.            224,393
        4,792  Trupanion, Inc. (a)                    242,331
                                              ---------------
                                                    2,333,700
                                              ---------------
               INTERACTIVE MEDIA & SERVICES
                  -- 1.8%
          405  Alphabet, Inc., Class A (a)            602,620
        5,595  Cargurus, Inc. (a)                     161,639
        2,532  Facebook, Inc., Class A (a)            642,292
       12,795  Pinterest, Inc., Class A (a)           438,741
       30,599  Snap, Inc., Class A (a)                686,030
        4,699  Twitter, Inc. (a)                      171,044
        6,155  Zillow Group, Inc.,
                  Class C (a)                         420,940
                                              ---------------
                                                    3,123,306
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 1.4%
          261  Amazon.com, Inc. (a)                   825,982
        4,578  Chewy, Inc., Class A (a)               240,299
        3,338  Etsy, Inc. (a)                         395,152
       11,179  Quotient Technology, Inc. (a)           89,544
        9,416  RealReal (The), Inc. (a)               128,434
        2,340  Shutterstock, Inc.                     127,156
        6,562  Stitch Fix, Inc.,
                  Class A (a) (b)                     145,348
        1,794  Wayfair, Inc., Class A (a)             477,365
                                              ---------------
                                                    2,429,280
                                              ---------------
               IT SERVICES -- 7.0%
        2,678  Accenture PLC, Class A                 601,961
        5,369  Akamai Technologies, Inc. (a)          603,690
          940  Automatic Data Processing,
                  Inc.                                124,935
        2,932  Black Knight, Inc. (a)                 219,665
        7,392  Booz Allen Hamilton Holding
                  Corp.                               604,370
        4,557  Broadridge Financial
                  Solutions, Inc.                     612,187
          981  CACI International, Inc.,
                  Class A (a)                         203,871
        1,977  CSG Systems International,
                  Inc.                                 83,291
        2,852  EPAM Systems, Inc. (a)                 827,308
        2,912  EVERTEC, Inc.                           90,418
        1,758  Evo Payments, Inc.,
                  Class A (a)                          39,889
        1,899  ExlService Holdings, Inc. (a)          121,650
        1,434  Fiserv, Inc. (a)                       143,099
        1,143  FleetCor Technologies,
                  Inc. (a)                            295,546
        1,154  Gartner, Inc. (a)                      143,835
        5,826  Genpact Ltd.                           231,991
        7,841  GoDaddy, Inc., Class A (a)             551,066
        1,562  Jack Henry & Associates, Inc.          278,505
        4,483  Leidos Holdings, Inc.                  426,602
        1,758  ManTech International Corp.,
                  Class A                             122,322


Page 74                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               IT SERVICES (CONTINUED)
          972  Mastercard, Inc., Class A      $       299,891
        1,567  MongoDB, Inc. (a)                      358,968
        5,245  NIC, Inc.                              114,970
        3,590  Okta, Inc. (a)                         793,318
        1,848  Paychex, Inc.                          132,908
        4,125  PayPal Holdings, Inc. (a)              808,789
        3,366  Perficient, Inc. (a)                   131,981
        6,849  Square, Inc., Class A (a)              889,343
        6,758  Switch, Inc., Class A                  121,576
        3,515  TTEC Holdings, Inc.                    166,822
        3,276  Twilio, Inc., Class A (a)              908,828
       11,715  Verra Mobility Corp. (a)               119,845
        2,520  Virtusa Corp. (a)                      102,312
        1,488  Visa, Inc., Class A                    283,315
        6,474  Western Union (The) Co.                157,189
        1,289  WEX, Inc. (a)                          204,139
                                              ---------------
                                                   11,920,395
                                              ---------------
               LEISURE PRODUCTS -- 0.7%
        4,704  Acushnet Holdings Corp.                178,987
       11,683  Callaway Golf Co.                      222,561
        3,938  Malibu Boats, Inc.,
                  Class A (a)                         231,476
        7,334  Mattel, Inc. (a)                        81,481
        8,298  YETI Holdings, Inc. (a)                405,689
                                              ---------------
                                                    1,120,194
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 2.9%
        5,863  Adaptive Biotechnologies
                  Corp. (a)                           218,807
        4,752  Agilent Technologies, Inc.             457,760
       16,912  Avantor, Inc. (a)                      373,417
          471  Bio-Rad Laboratories, Inc.,
                  Class A (a)                         247,223
          806  Bio-Techne Corp.                       221,779
        1,743  Bruker Corp.                            77,773
        2,034  Charles River Laboratories
                  International, Inc. (a)             404,746
          776  Illumina, Inc. (a)                     296,556
        3,812  Medpace Holdings, Inc. (a)             454,962
          174  Mettler-Toledo International,
                  Inc. (a)                            162,690
        2,788  NanoString Technologies,
                  Inc. (a)                            100,675
        6,868  NeoGenomics, Inc. (a)                  262,564
        2,931  PerkinElmer, Inc.                      348,525
        2,187  PRA Health Sciences, Inc. (a)          233,047
        2,295  Repligen Corp. (a)                     346,338
        4,870  Syneos Health, Inc. (a)                303,839
        1,159  Thermo Fisher Scientific, Inc.         479,768
                                              ---------------
                                                    4,990,469
                                              ---------------
               MACHINERY -- 1.7%
        1,595  Alamo Group, Inc.                      164,460
          684  Albany International Corp.,
                  Class A                              32,887
        1,524  Donaldson Co., Inc.                     73,670
        1,143  Douglas Dynamics, Inc.                  40,405
          968  ESCO Technologies, Inc.                 83,190


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MACHINERY (CONTINUED)
       10,998  Evoqua Water Technologies
                  Corp. (a)                   $       211,492
        5,505  Federal Signal Corp.                   170,160
        2,487  Flowserve Corp.                         69,313
        2,293  Franklin Electric Co., Inc.            123,937
        1,644  Illinois Tool Works, Inc.              304,124
        2,415  ITT, Inc.                              139,418
          824  John Bean Technologies Corp.            77,258
        1,642  Kadant, Inc.                           178,173
        7,544  Navistar International
                  Corp. (a)                           241,634
        1,121  Nordson Corp.                          217,059
        1,892  Proto Labs, Inc. (a)                   227,267
          529  RBC Bearings, Inc. (a)                  64,760
        2,927  SPX Corp. (a)                          122,934
        1,852  Tennant Co.                            123,380
        3,207  Toro (The) Co.                         228,819
          914  Woodward, Inc.                          68,495
                                              ---------------
                                                    2,962,835
                                              ---------------
               MEDIA -- 1.1%
          120  Cable One, Inc.                        218,707
        2,923  Cardlytics, Inc. (a)                   194,146
       38,598  Clear Channel Outdoor
                  Holdings, Inc. (a)                   35,375
       11,732  Gray Television, Inc. (a)              168,237
        1,129  Liberty Broadband Corp.,
                  Class C (a)                         154,978
        6,749  New York Times (The) Co.,
                  Class A                             311,399
        3,390  Nexstar Media Group, Inc.,
                  Class A                             297,133
       71,535  Sirius XM Holdings, Inc.               420,626
                                              ---------------
                                                    1,800,601
                                              ---------------
               METALS & MINING -- 0.3%
       23,706  Coeur Mining, Inc. (a)                 187,989
        2,470  Compass Minerals
                  International, Inc.                 125,822
        1,711  Royal Gold, Inc.                       239,420
                                              ---------------
                                                      553,231
                                              ---------------
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS -- 0.6%
       43,827  Annaly Capital Management,
                  Inc.                                324,758
        8,856  Arbor Realty Trust, Inc.                90,243
       11,656  Colony Credit Real Estate,
                  Inc.                                 73,433
       11,397  Granite Point Mortgage Trust,
                  Inc.                                 77,386
        1,411  Hannon Armstrong Sustainable
                  Infrastructure Capital,
                  Inc.                                 49,427
        4,935  KKR Real Estate Finance Trust,
                  Inc.                                 82,168
       15,380  New York Mortgage Trust, Inc.           40,295
        2,290  PennyMac Mortgage Investment
                  Trust                                43,166
        4,741  Starwood Property Trust, Inc.           70,878
       28,142  Two Harbors Investment Corp.           152,811
                                              ---------------
                                                    1,004,565
                                              ---------------


                        See Notes to Financial Statements                Page 75

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MULTILINE RETAIL -- 0.8%
        3,773  Dollar General Corp.           $       718,379
        4,795  Target Corp.                           603,595
                                              ---------------
                                                    1,321,974
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.6%
       10,368  Apache Corp.                           159,149
        8,690  Cheniere Energy, Inc. (a)              429,981
        9,847  Equitrans Midstream Corp.               95,024
        2,702  Hess Corp.                             132,965
       72,547  Kosmos Energy Ltd.                     116,801
        7,915  Noble Energy, Inc.                      79,071
       34,906  Tellurian, Inc. (a) (b)                 31,129
                                              ---------------
                                                    1,044,120
                                              ---------------
               PERSONAL PRODUCTS -- 0.1%
        1,474  Medifast, Inc.                         246,350
                                              ---------------
               PHARMACEUTICALS -- 1.9%
        2,440  Arvinas, Inc. (a)                       76,860
        2,380  Bristol-Myers Squibb Co.               139,611
        3,870  Catalent, Inc. (a)                     338,006
       12,162  Corcept Therapeutics, Inc. (a)         181,822
        2,558  Eli Lilly and Co.                      384,442
       11,703  Endo International PLC (a)              40,727
        6,380  Horizon Therapeutics PLC (a)           390,392
        8,614  Innoviva, Inc. (a)                     116,677
          643  Jazz Pharmaceuticals PLC (a)            69,605
          995  Johnson & Johnson                      145,031
        1,810  Merck & Co., Inc.                      145,234
        2,202  MyoKardia, Inc. (a)                    198,466
        6,101  NGM Biopharmaceuticals,
                  Inc. (a)                            111,587
        3,899  Pacira BioSciences, Inc. (a)           205,126
        3,206  Prestige Consumer Healthcare,
                  Inc. (a)                            119,231
        4,932  Revance Therapeutics, Inc. (a)         115,803
        3,899  Theravance Biopharma, Inc. (a)          75,719
        2,098  Zoetis, Inc.                           318,225
                                              ---------------
                                                    3,172,564
                                              ---------------
               PROFESSIONAL SERVICES -- 1.7%
        6,828  CBIZ, Inc. (a)                         165,101
          591  CoStar Group, Inc. (a)                 502,208
        3,345  Equifax, Inc.                          543,763
        2,629  Exponent, Inc.                         220,994
        2,476  FTI Consulting, Inc. (a)               295,734
        1,849  Huron Consulting Group,
                  Inc. (a)                             88,234
        6,606  TransUnion                             591,699
        2,467  Verisk Analytics, Inc.                 465,548
                                              ---------------
                                                    2,873,281
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.3%
       10,853  Forestar Group, Inc. (a)               187,865
        8,260  Newmark Group, Inc., Class A            33,618
        4,881  Redfin Corp. (a)                       202,952
        6,201  St Joe (The) Co. (a)                   127,803
                                              ---------------
                                                      552,238
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               ROAD & RAIL -- 1.2%
        2,813  Kansas City Southern           $       483,414
        8,710  Lyft, Inc., Class A (a)                254,594
        4,238  Old Dominion Freight Line,
                  Inc.                                774,791
        1,840  Saia, Inc. (a)                         219,788
        9,251  Uber Technologies, Inc. (a)            279,935
                                              ---------------
                                                    2,012,522
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 7.5%
        3,018  Advanced Energy Industries,
                  Inc. (a)                            222,034
       10,930  Advanced Micro Devices,
                  Inc. (a)                            846,310
          876  Ambarella, Inc. (a)                     39,665
        2,344  Analog Devices, Inc.                   269,208
        6,946  Applied Materials, Inc.                446,836
          911  Broadcom, Inc.                         288,559
        2,033  Cabot Microelectronics Corp.           306,414
        2,296  Cirrus Logic, Inc. (a)                 157,345
        9,438  Cohu, Inc.                             177,718
        2,375  Diodes, Inc. (a)                       122,194
        7,454  Enphase Energy, Inc. (a)               449,923
        4,804  Entegris, Inc.                         345,456
        6,975  FormFactor, Inc. (a)                   201,159
        3,018  Inphi Corp. (a)                        394,332
        7,018  Intel Corp.                            334,969
        2,957  KLA Corp.                              590,897
        1,778  Lam Research Corp.                     670,591
        5,765  Lattice Semiconductor
                  Corp. (a)                           179,234
        4,764  MACOM Technology Solutions
                  Holdings, Inc. (a)                  201,327
       16,401  Marvell Technology Group Ltd.          598,144
        2,309  Maxim Integrated Products, Inc.        157,220
        3,987  Microchip Technology, Inc.             405,598
        1,197  Monolithic Power Systems, Inc.         317,217
        1,892  NVIDIA Corp.                           803,324
        2,401  Power Integrations, Inc.               292,994
        6,503  Qorvo, Inc. (a)                        833,359
        7,880  QUALCOMM, Inc.                         832,207
        7,923  Rambus, Inc. (a)                       116,943
          707  Silicon Laboratories, Inc. (a)          71,061
        3,284  Skyworks Solutions, Inc.               478,085
       15,722  SunPower Corp. (a) (b)                 146,686
        2,003  Synaptics, Inc. (a)                    160,280
        8,505  Teradyne, Inc.                         756,605
        1,102  Texas Instruments, Inc.                140,560
        9,040  Ultra Clean Holdings, Inc. (a)         272,014
        1,423  Xilinx, Inc.                           152,759
                                              ---------------
                                                   12,779,227
                                              ---------------
               SOFTWARE -- 16.2%
        5,389  2U, Inc. (a)                           253,795
        5,114  8x8, Inc. (a)                           81,313
        5,255  ACI Worldwide, Inc. (a)                140,781
        1,651  Adobe, Inc. (a)                        733,572
        3,157  Alarm.com Holdings, Inc. (a)           221,116
        4,117  Altair Engineering, Inc.,
                  Class A (a)                         165,915
        2,158  Alteryx, Inc., Class A (a)             378,707


Page 76                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               SOFTWARE (CONTINUED)
        4,696  Anaplan, Inc. (a)              $       213,245
        1,439  ANSYS, Inc. (a)                        446,953
        1,257  Appfolio, Inc., Class A (a)            175,000
        3,193  Appian Corp. (a) (b)                   162,428
        3,005  Autodesk, Inc. (a)                     710,472
        2,664  Avalara, Inc. (a)                      358,175
        4,277  Blackline, Inc. (a)                    380,268
        2,372  Bottomline Technologies DE,
                  Inc. (a)                            114,473
        7,883  Box, Inc., Class A (a)                 141,500
        5,992  Cadence Design Systems,
                  Inc. (a)                            654,626
        7,254  Ceridian HCM Holding, Inc. (a)         567,916
        3,888  Citrix Systems, Inc.                   555,051
       27,877  Cloudera, Inc. (a)                     314,174
        2,594  Coupa Software, Inc. (a)               794,931
        3,536  Crowdstrike Holdings, Inc.,
                  Class A (a)                         400,275
        4,174  DocuSign, Inc. (a)                     905,048
        9,773  Dropbox, Inc., Class A (a)             222,336
        3,846  Elastic N.V. (a)                       369,947
        2,893  Envestnet, Inc. (a)                    234,912
        2,563  Everbridge, Inc. (a)                   365,996
        1,375  Fair Isaac Corp. (a)                   603,886
        3,204  Five9, Inc. (a)                        387,107
        5,236  Fortinet, Inc. (a)                     724,139
        1,280  Guidewire Software, Inc. (a)           150,605
        1,581  HubSpot, Inc. (a)                      370,918
          971  Intuit, Inc.                           297,485
        4,938  LivePerson, Inc. (a)                   212,235
        3,011  Manhattan Associates, Inc. (a)         288,424
        2,063  Microsoft Corp.                        422,936
          339  MicroStrategy, Inc.,
                  Class A (a)                          42,009
        5,107  Mimecast Ltd. (a)                      239,671
        4,708  Model N, Inc. (a)                      181,070
        3,088  New Relic, Inc. (a)                    218,970
       11,210  Nuance Communications,
                  Inc. (a)                            306,593
        5,983  Nutanix, Inc., Class A (a)             132,763
        5,718  PagerDuty, Inc. (a)                    174,285
        2,504  Palo Alto Networks, Inc. (a)           640,824
        2,321  Paycom Software, Inc. (a)              660,023
        2,431  Paylocity Holding Corp. (a)            323,809
        2,804  Pegasystems, Inc.                      327,760
        6,672  Pluralsight, Inc., Class A (a)         141,246
        3,108  Progress Software Corp.                108,345
        1,276  Proofpoint, Inc. (a)                   147,595
          903  PROS Holdings, Inc. (a)                 29,465
        2,735  PTC, Inc. (a)                          234,007
        3,307  Q2 Holdings, Inc. (a)                  311,023
        2,045  Qualys, Inc. (a)                       252,517
        2,780  Rapid7, Inc. (a)                       165,605
        4,363  RealPage, Inc. (a)                     274,913
        2,522  RingCentral, Inc., Class A (a)         732,061
        7,728  Sailpoint Technologies
                  Holdings, Inc. (a)                  243,432
        3,070  salesforce.com, Inc. (a)               598,189


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SOFTWARE (CONTINUED)
        1,775  ServiceNow, Inc. (a)           $       779,580
        4,178  Smartsheet, Inc., Class A (a)          199,458
        8,027  SolarWinds Corp. (a)                   147,376
        3,617  Splunk, Inc. (a)                       758,919
        2,723  SPS Commerce, Inc. (a)                 204,688
        7,435  SS&C Technologies Holdings,
                   Inc.                               427,512
        8,690  SVMK, Inc. (a)                         208,386
        3,686  Synopsys, Inc. (a)                     734,325
        5,490  Tenable Holdings, Inc. (a)             186,276
        1,768  Trade Desk (The), Inc.,
                  Class A (a)                         797,934
        1,210  Tyler Technologies, Inc. (a)           432,272
        3,464  Upland Software, Inc. (a)              119,231
        1,361  Varonis Systems, Inc. (a)              147,464
        1,570  Verint Systems, Inc. (a)                70,477
        2,712  VMware, Inc., Class A (a) (b)          380,249
        2,241  Workday, Inc., Class A (a)             405,442
        3,060  Workiva, Inc. (a)                      171,054
        9,853  Yext, Inc. (a)                         165,727
        3,204  Zendesk, Inc. (a)                      292,045
        1,399  Zoom Video Communications,
                  Inc., Class A (a)                   355,220
        3,238  Zscaler, Inc. (a)                      420,454
        9,445  Zuora, Inc., Class A (a)               109,940
                                              ---------------
                                                   27,520,864
                                              ---------------
               SPECIALTY RETAIL -- 2.8%
          510  AutoZone, Inc. (a)                     615,784
        3,795  Boot Barn Holdings, Inc. (a)            73,471
        2,560  Buckle (The), Inc.                      41,037
        1,460  Burlington Stores, Inc. (a)            274,480
        6,421  CarMax, Inc. (a)                       622,644
        2,950  Carvana Co. (a)                        457,102
        1,990  Five Below, Inc. (a)                   216,731
        6,151  Floor & Decor Holdings, Inc.,
                  Class A (a)                         405,351
        2,295  Home Depot (The), Inc.                 609,300
        1,364  O'Reilly Automotive, Inc. (a)          651,146
        7,353  Rent-A-Center, Inc.                    212,649
        1,425  RH (a)                                 409,588
        4,913  Sleep Number Corp. (a)                 228,455
                                              ---------------
                                                    4,817,738
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.7%
        1,970  Apple, Inc.                            837,329
       16,369  Pure Storage, Inc.,
                  Class A (a)                         292,350
                                              ---------------
                                                    1,129,679
                                              ---------------
               TEXTILES, APPAREL &
                  LUXURY GOODS -- 0.8%
        1,760  Columbia Sportswear Co.                133,478
        5,556  Crocs, Inc. (a)                        199,683
        1,805  Deckers Outdoor Corp. (a)              377,696
        2,996  Levi Strauss & Co., Class A (b)         36,431
        4,283  NIKE, Inc., Class B                    418,064
        6,873  Wolverine World Wide, Inc.             165,227
                                              ---------------
                                                    1,330,579
                                              ---------------


                        See Notes to Financial Statements                Page 77

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               THRIFTS & MORTGAGE FINANCE
                  -- 0.6%
        5,864  Columbia Financial, Inc. (a)   $        70,544
        5,561  Flagstar Bancorp, Inc.                 174,504
        2,209  Meta Financial Group, Inc.              41,220
       16,445  Mr. Cooper Group, Inc. (a)             268,547
        5,089  NMI Holdings, Inc.,
                  Class A (a)                          78,981
        4,895  PennyMac Financial Services,
                  Inc.                                236,233
        9,145  Radian Group, Inc.                     136,443
        1,496  Washington Federal, Inc.                34,917
                                              ---------------
                                                    1,041,389
                                              ---------------
               TOBACCO -- 0.1%
       11,971  Vector Group Ltd.                      105,584
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 0.9%
        6,510  BMC Stock Holdings, Inc. (a)           166,656
       16,778  Fastenal Co.                           789,237
        4,093  HD Supply Holdings, Inc. (a)           143,664
        3,111  SiteOne Landscape Supply,
                  Inc. (a)                            398,302
                                              ---------------
                                                    1,497,859
                                              ---------------
               WATER UTILITIES -- 0.3%
          902  American States Water Co.               69,346
        2,235  American Water Works Co., Inc.         329,148
        1,715  California Water Service Group          80,382
        1,218  Middlesex Water Co.                     78,025
                                              ---------------
                                                      556,901
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                       170,383,589
               (Cost $130,856,398)            ---------------

               MONEY MARKET FUNDS -- 0.9%
    1,393,417  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                     1,393,417
       90,481  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 0.04% (c)                    90,481
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.9%                           1,483,898
               (Cost $1,483,898)              ---------------

               TOTAL INVESTMENTS -- 100.9%        171,867,487
               (Cost $132,340,296) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.9)%            (1,500,824)
                                              ---------------
               NET ASSETS -- 100.0%           $   170,366,663
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $1,336,590 and the total value of the collateral held by the Fund is $1,393,417.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $132,951,873. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $41,131,648 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,216,034. The net unrealized appreciation was $38,915,614.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  170,383,589   $         --   $         --
Money Market
   Funds                   1,483,898             --             --
                      --------------------------------------------
Total Investments     $  171,867,487   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     1,336,590
Non-cash Collateral(2)                             (1,336,590)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 78                 See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 1.1%
        4,818  Moog, Inc., Class A            $       258,823
        6,397  Spirit AeroSystems Holdings,
                  Inc., Class A                       125,189
                                              ---------------
                                                      384,012
                                              ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.2%
          646  C.H. Robinson Worldwide, Inc.           60,543
                                              ---------------
               AIRLINES -- 2.7%
        7,040  Alaska Air Group, Inc.                 242,458
       23,418  JetBlue Airways Corp. (a)              242,142
        7,825  SkyWest, Inc.                          205,876
       14,340  Spirit Airlines, Inc. (a) (b)          226,715
                                              ---------------
                                                      917,191
                                              ---------------
               AUTO COMPONENTS -- 1.5%
        7,231  BorgWarner, Inc.                       264,655
        2,341  Lear Corp.                             258,399
                                              ---------------
                                                      523,054
                                              ---------------
               AUTOMOBILES -- 0.6%
        6,443  Harley-Davidson, Inc.                  167,712
          479  Thor Industries, Inc.                   54,601
                                              ---------------
                                                      222,313
                                              ---------------
               BANKS -- 16.3%
        6,492  Ameris Bancorp                         149,803
       14,927  Associated Banc-Corp.                  191,663
        6,735  BancorpSouth Bank                      140,964
        8,701  Bank OZK                               209,259
       10,084  BankUnited, Inc.                       203,092
        3,618  BOK Financial Corp.                    201,523
        7,764  Cathay General Bancorp                 187,733
        4,925  CIT Group, Inc.                         93,427
        5,403  Columbia Banking System, Inc.          156,309
        5,360  Comerica, Inc.                         206,467
          895  Community Bank System, Inc.             50,326
        1,367  Cullen/Frost Bankers, Inc.              98,506
        5,448  CVB Financial Corp.                     98,445
        5,635  East West Bancorp, Inc.                195,309
       34,034  F.N.B. Corp.                           252,192
          378  First Citizens BancShares,
                  Inc., Class A                       160,979
       11,845  First Hawaiian, Inc.                   205,866
       20,503  First Horizon National Corp.           190,063
        7,224  Hancock Whitney Corp.                  137,689
        6,639  Home BancShares, Inc.                  108,415
       18,018  Investors Bancorp, Inc.                146,306
       11,130  Old National Bancorp                   155,709
       17,650  People's United Financial,
                  Inc.                                190,443
        3,647  Pinnacle Financial Partners,
                  Inc.                                144,494
        6,867  Popular, Inc.                          254,834
        1,719  Prosperity Bancshares, Inc.             95,508
          955  Signature Bank                          97,916
       21,780  Sterling Bancorp                       245,025
        9,947  Synovus Financial Corp.                200,432
        1,981  UMB Financial Corp.                     98,654
        1,846  United Bankshares, Inc.                 48,587
       19,585  Valley National Bancorp                146,300


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BANKS (CONTINUED)
        7,138  Webster Financial Corp.        $       194,653
        4,681  Wintrust Financial Corp.               200,347
        6,006  Zions Bancorp N.A.                     195,015
                                              ---------------
                                                    5,652,253
                                              ---------------
               BIOTECHNOLOGY -- 0.5%
        1,688  United Therapeutics Corp. (a)          188,161
                                              ---------------
               BUILDING PRODUCTS -- 0.7%
        1,083  A.O. Smith Corp.                        52,136
        3,093  UFP Industries, Inc.                   180,074
                                              ---------------
                                                      232,210
                                              ---------------
               CAPITAL MARKETS -- 3.1%
        2,054  Affiliated Managers Group,
                  Inc.                                141,295
        3,466  Evercore, Inc., Class A                191,670
        8,616  Federated Hermes, Inc.                 227,118
       23,723  Invesco Ltd.                           238,179
        1,783  Lazard Ltd., Class A                    52,277
        4,305  Stifel Financial Corp.                 208,706
                                              ---------------
                                                    1,059,245
                                              ---------------
               CHEMICALS -- 3.1%
        7,257  CF Industries Holdings, Inc.           227,362
        2,932  Eastman Chemical Co.                   218,815
        9,410  Element Solutions, Inc. (a)            102,193
        8,523  Huntsman Corp.                         157,675
          255  NewMarket Corp.                         95,577
        4,758  Westlake Chemical Corp.                259,311
                                              ---------------
                                                    1,060,933
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.6%
       12,795  ADT, Inc.                              110,165
        2,181  Brady Corp., Class A                   100,261
                                              ---------------
                                                      210,426
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.6%
          943  Ciena Corp. (a)                         56,118
          366  F5 Networks, Inc. (a)                   49,739
        4,466  Juniper Networks, Inc.                 113,347
                                              ---------------
                                                      219,204
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 2.2%
        3,087  EMCOR Group, Inc.                      211,459
        5,689  MasTec, Inc. (a)                       226,308
        3,904  Quanta Services, Inc.                  156,043
        1,348  Valmont Industries, Inc.               163,378
                                              ---------------
                                                      757,188
                                              ---------------
               CONSUMER FINANCE -- 1.9%
        1,513  FirstCash, Inc.                         87,209
       29,048  Navient Corp.                          231,222
        8,319  Santander Consumer USA
                  Holdings, Inc.                      152,737
       29,048  SLM Corp.                              196,655
                                              ---------------
                                                      667,823
                                              ---------------


                        See Notes to Financial Statements                Page 79

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               CONTAINERS & PACKAGING -- 1.9%
        3,456  Berry Global Group, Inc. (a)   $       172,766
        7,298  Graphic Packaging Holding Co.          101,734
        1,535  Packaging Corp. of America             147,544
        3,152  Silgan Holdings, Inc.                  120,564
        1,953  Sonoco Products Co.                    101,048
                                              ---------------
                                                      643,656
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.3%
        1,128  Grand Canyon Education,
                  Inc. (a)                            100,099
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 1.2%
       16,415  Jefferies Financial Group,
                  Inc.                                265,923
        3,283  Voya Financial, Inc.                   162,180
                                              ---------------
                                                      428,103
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.3%
        2,871  GCI Liberty, Inc., Class A (a)         225,058
       21,632  Liberty Latin America Ltd.,
                  Class C (a)                         221,295
                                              ---------------
                                                      446,353
                                              ---------------
               ELECTRIC UTILITIES -- 2.6%
        3,739  ALLETE, Inc.                           221,723
        2,831  Hawaiian Electric Industries,
                  Inc.                                102,652
        1,169  IDACORP, Inc.                          109,009
        7,840  NRG Energy, Inc.                       265,070
        4,884  Portland General Electric Co.          215,531
                                              ---------------
                                                      913,985
                                              ---------------
               ELECTRICAL EQUIPMENT -- 1.2%
        1,600  Acuity Brands, Inc.                    158,560
        1,586  EnerSys                                106,674
        1,754  Regal Beloit Corp.                     161,316
                                              ---------------
                                                      426,550
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 0.9%
        1,591  Jabil, Inc.                             55,462
          299  Littelfuse, Inc.                        53,117
        1,705  SYNNEX Corp.                           212,682
                                              ---------------
                                                      321,261
                                              ---------------
               ENTERTAINMENT -- 0.6%
       17,680  Cinemark Holdings, Inc.                209,154
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 6.9%
       26,424  Apple Hospitality REIT, Inc.           233,060
        9,376  Brandywine Realty Trust                101,542
       15,929  Brixmor Property Group, Inc.           183,343
        1,711  Cousins Properties, Inc.                52,562
        6,164  EPR Properties                         176,475
        7,927  Equity Commonwealth                    250,255
        5,470  Highwoods Properties, Inc.             209,720
        4,058  Hudson Pacific Properties,
                  Inc.                                 95,647
       28,457  Macerich (The) Co. (b)                 217,127


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
       19,864  Paramount Group, Inc.          $       141,630
        5,162  Park Hotels & Resorts, Inc.             42,690
       18,686  Pebblebrook Hotel Trust                198,071
       14,151  Sabra Health Care REIT, Inc.           208,586
       36,002  Service Properties Trust               241,213
        6,264  Sunstone Hotel Investors, Inc.          46,855
                                              ---------------
                                                    2,398,776
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 0.9%
          683  Casey's General Stores, Inc.           108,727
        1,752  Performance Food Group
                  Co. (a)                              49,091
        7,766  US Foods Holding Corp. (a)             157,650
                                              ---------------
                                                      315,468
                                              ---------------
               FOOD PRODUCTS -- 2.7%
       10,368  Darling Ingredients, Inc. (a)          289,578
        1,845  Ingredion, Inc.                        159,593
          803  J & J Snack Foods Corp.                 98,873
          329  Lancaster Colony Corp.                  52,176
       15,113  Pilgrim's Pride Corp. (a)              231,985
           35  Seaboard Corp.                          94,614
                                              ---------------
                                                      926,819
                                              ---------------
               GAS UTILITIES -- 2.5%
        3,653  National Fuel Gas Co.                  148,202
        4,691  New Jersey Resources Corp.             145,703
        1,325  ONE Gas, Inc.                          100,303
        2,218  Southwest Gas Holdings, Inc.           154,462
        2,331  Spire, Inc.                            143,729
        4,816  UGI Corp.                              160,565
                                              ---------------
                                                      852,964
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 0.4%
          277  ICU Medical, Inc. (a)                   50,893
        1,398  Integer Holdings Corp. (a)              91,947
                                              ---------------
                                                      142,840
                                              ---------------
               HEALTH CARE PROVIDERS
                  & SERVICES -- 1.0%
        6,097  Acadia Healthcare Co.,
                  Inc. (a)                            181,752
        1,128  AMN Healthcare Services,
                  Inc. (a)                             61,972
          824  Encompass Health Corp.                  56,098
          287  Molina Healthcare, Inc. (a)             53,009
                                              ---------------
                                                      352,831
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 0.6%
        2,443  Boyd Gaming Corp.                       57,826
          971  Texas Roadhouse, Inc.                   54,560
        3,623  Wyndham Destinations, Inc.              96,372
                                              ---------------
                                                      208,758
                                              ---------------
               HOUSEHOLD DURABLES -- 3.3%
        8,320  KB Home                                279,885
        2,905  Leggett & Platt, Inc.                  116,462
        2,508  Mohawk Industries, Inc. (a)            200,264
        7,832  Toll Brothers, Inc.                    299,182


Page 80                 See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HOUSEHOLD DURABLES (CONTINUED)
        1,576  Whirlpool Corp.                $       257,077
                                              ---------------
                                                    1,152,870
                                              ---------------
               INSURANCE -- 6.3%
        1,609  American Financial Group, Inc.          97,779
        2,125  American National Group, Inc.          156,506
          494  Assurant, Inc.                          53,090
       10,457  Assured Guaranty Ltd.                  228,276
        3,274  Athene Holding Ltd.,
                  Class A (a)                         105,587
        1,259  Axis Capital Holdings Ltd.              50,511
        9,175  Brighthouse Financial,
                  Inc. (a)                            260,020
          334  Enstar Group Ltd. (a)                   56,095
        5,316  First American Financial Corp.         271,169
        1,008  Hanover Insurance Group (The),
                  Inc.                                102,695
        2,112  Kemper Corp.                           165,834
          438  Primerica, Inc.                         52,411
        2,603  Reinsurance Group of America,
                  Inc.                                221,906
        1,936  Selective Insurance Group,
                  Inc.                                105,202
       15,386  Unum Group                             265,101
                                              ---------------
                                                    2,192,182
                                              ---------------
               INTERACTIVE MEDIA & SERVICES
                  -- 0.2%
        2,686  TripAdvisor, Inc.                       54,338
                                              ---------------
               IT SERVICES -- 0.5%
        1,449  MAXIMUS, Inc.                          107,530
          657  Science Applications
                  International Corp.                  52,547
                                              ---------------
                                                      160,077
                                              ---------------
               LEISURE PRODUCTS -- 0.2%
          552  Polaris, Inc.                           57,204
                                              ---------------
               MACHINERY -- 4.3%
        1,841  AGCO Corp.                             120,825
        5,552  Allison Transmission Holdings,
                  Inc.                                207,423
        5,162  Barnes Group, Inc.                     190,323
          859  Crane Co.                               48,593
          606  Lincoln Electric Holdings,
                  Inc.                                 54,776
        1,940  Middleby (The) Corp. (a)               161,136
        2,851  Oshkosh Corp.                          224,431
        3,503  Rexnord Corp.                          101,482
        1,106  Snap-on, Inc.                          161,332
        4,489  Timken (The) Co.                       204,968
                                              ---------------
                                                    1,475,289
                                              ---------------
               MEDIA -- 1.2%
        8,925  Interpublic Group of (The)
                  Cos., Inc.                          161,096
       22,914  TEGNA, Inc.                            269,927
                                              ---------------
                                                      431,023
                                              ---------------
               METALS & MINING -- 1.5%
        2,689  Reliance Steel & Aluminum Co.          264,221
        9,784  Steel Dynamics, Inc.                   268,180
                                              ---------------
                                                      532,401
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS -- 0.3%
        5,204  Apollo Commercial Real Estate
                  Finance, Inc.               $        48,397
        5,312  Chimera Investment Corp.                47,755
                                              ---------------
                                                       96,152
                                              ---------------
               MULTILINE RETAIL -- 1.5%
       12,290  Kohl's Corp.                           234,002
       37,101  Macy's, Inc. (b)                       224,832
        3,296  Nordstrom, Inc. (b)                     45,122
                                              ---------------
                                                      503,956
                                              ---------------
               MULTI-UTILITIES -- 1.9%
        4,209  Avista Corp.                           156,280
        2,703  Black Hills Corp.                      156,396
        9,207  MDU Resources Group, Inc.              193,163
        2,809  NorthWestern Corp.                     158,034
                                              ---------------
                                                      663,873
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 4.1%
       12,693  CVR Energy, Inc.                       243,706
        8,742  HollyFrontier Corp.                    240,405
       41,709  Marathon Oil Corp.                     228,983
       18,497  Murphy Oil Corp.                       244,345
       26,728  Ovintiv, Inc.                          258,994
       32,007  WPX Energy, Inc. (a)                   191,082
                                              ---------------
                                                    1,407,515
                                              ---------------
               PERSONAL PRODUCTS -- 0.2%
        1,135  Herbalife Nutrition
                  Ltd. (a) (b)                         58,157
                                              ---------------
               PHARMACEUTICALS -- 0.3%
        1,847  Perrigo Co. PLC                         97,928
                                              ---------------
               PROFESSIONAL SERVICES -- 1.5%
        1,531  ASGN, Inc. (a)                         104,812
          789  Insperity, Inc.                         52,753
        2,970  ManpowerGroup, Inc.                    204,306
        1,933  Robert Half International, Inc.         98,332
          838  TriNet Group, Inc. (a)                  55,308
                                              ---------------
                                                      515,511
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 1.3%
        2,467  Jones Lang LaSalle, Inc.               244,011
       13,417  Kennedy-Wilson Holdings, Inc.          199,108
                                              ---------------
                                                      443,119
                                              ---------------
               ROAD & RAIL -- 1.2%
          676  AMERCO                                 214,786
        3,672  Knight-Swift Transportation
                  Holdings, Inc.                      159,695
          455  Landstar System, Inc.                   55,410
                                              ---------------
                                                      429,891
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 0.3%
        1,031  First Solar, Inc. (a)                   61,396
          451  MKS Instruments, Inc.                   57,476
                                              ---------------
                                                      118,872
                                              ---------------


                        See Notes to Financial Statements                Page 81

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               SOFTWARE -- 0.2%
        1,233  CDK Global, Inc.               $        56,052
                                              ---------------
               SPECIALTY RETAIL -- 3.1%
          358  Advance Auto Parts, Inc.                53,750
        2,717  AutoNation, Inc. (a)                   139,491
        1,237  Dick's Sporting Goods, Inc.             56,432
        5,252  Foot Locker, Inc.                      154,356
          675  Lithia Motors, Inc., Class A           154,676
        1,360  Murphy USA, Inc. (a)                   180,078
        5,275  Penske Automotive Group, Inc.          236,426
        1,245  Williams-Sonoma, Inc.                  108,464
                                              ---------------
                                                    1,083,673
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.6%
       14,738  NCR Corp. (a)                          271,621
       16,694  Xerox Holdings Corp.                   277,955
                                              ---------------
                                                      549,576
                                              ---------------
               TEXTILES, APPAREL &
                  LUXURY GOODS -- 1.5%
          633  Carter's, Inc.                          49,830
       13,565  Hanesbrands, Inc.                      191,673
        2,112  Ralph Lauren Corp.                     150,586
        3,254  Skechers U.S.A., Inc.,
                  Class A (a)                          95,277
        2,068  Steven Madden Ltd.                      43,800
                                              ---------------
                                                      531,166
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 1.8%
        7,038  Essent Group Ltd.                      252,172
       31,167  MGIC Investment Corp.                  257,751
       10,010  New York Community Bancorp,
                  Inc.                                105,405
                                              ---------------
                                                      615,328
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 1.1%
        8,715  Air Lease Corp.                        228,507
        1,402  MSC Industrial Direct Co.,
                  Inc., Class A                        92,546
          287  Watsco, Inc.                            67,752
                                              ---------------
                                                      388,805
                                              ---------------
               TRANSPORTATION INFRASTRUCTURE
                  -- 0.4%
        4,990  Macquarie Infrastructure Corp.         149,500
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                         34,606,631
               (Cost $38,744,263)             ---------------

               MONEY MARKET FUNDS -- 2.1%
      729,618  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                       729,618
               (Cost $729,618)                ---------------


               DESCRIPTION                         VALUE
-------------------------------------------------------------
               TOTAL INVESTMENTS -- 102.0%    $    35,336,249
               (Cost $39,473,881) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (2.0)%              (699,959)
                                              ---------------
               NET ASSETS -- 100.0%           $    34,636,290
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $689,479 and the total value of the collateral held by the Fund is $729,618.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $40,198,539. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,571,794 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,434,084. The net unrealized depreciation was $4,862,290.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $   34,606,631   $         --   $         --
Money Market
   Funds                     729,618             --             --
                      --------------------------------------------
Total Investments     $   35,336,249   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.


Page 82                 See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

JULY 31, 2020

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $       689,479
Non-cash Collateral(2)                               (689,479)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 83

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 1.8%
       11,743  Aerojet Rocketdyne Holdings,
                  Inc. (a)                    $       484,399
       23,720  Axon Enterprise, Inc. (a)            1,971,844
       24,656  BWX Technologies, Inc.               1,344,245
       11,837  Mercury Systems, Inc. (a)              916,539
       38,534  Parsons Corp. (a)                    1,342,139
                                              ---------------
                                                    6,059,166
                                              ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.5%
       24,105  XPO Logistics, Inc. (a)              1,808,357
                                              ---------------
               AUTO COMPONENTS -- 0.3%
       36,128  Gentex Corp.                           975,095
                                              ---------------
               BANKS -- 0.7%
       15,657  Commerce Bancshares, Inc.              896,520
       15,823  TCF Financial Corp.                    434,974
       24,582  Western Alliance Bancorp               883,723
                                              ---------------
                                                    2,215,217
                                              ---------------
               BEVERAGES -- 1.0%
        4,338  Boston Beer (The) Co., Inc.,
                  Class A (a)                       3,515,689
                                              ---------------
               BIOTECHNOLOGY -- 8.2%
       38,414  ACADIA Pharmaceuticals,
                  Inc. (a)                          1,596,870
       19,543  Acceleron Pharma, Inc. (a)           1,938,079
       34,817  Agios Pharmaceuticals,
                  Inc. (a)                          1,577,907
       32,333  Arrowhead Pharmaceuticals,
                  Inc. (a)                          1,392,582
       11,935  Blueprint Medicines Corp. (a)          873,403
       31,670  CRISPR Therapeutics AG (a)           2,706,518
       78,431  Exelixis, Inc. (a)                   1,810,972
       22,970  FibroGen, Inc. (a)                     929,596
       52,538  Immunomedics, Inc. (a)               2,218,680
       23,684  Ionis Pharmaceuticals,
                  Inc. (a)                          1,363,251
        4,078  Mirati Therapeutics, Inc. (a)          494,702
       29,000  Moderna, Inc. (a)                    2,148,900
       27,982  Momenta Pharmaceuticals,
                  Inc. (a)                            825,189
       19,080  Neurocrine Biosciences,
                  Inc. (a)                          2,296,469
       27,525  PTC Therapeutics, Inc. (a)           1,275,233
       11,613  Sarepta Therapeutics, Inc. (a)       1,782,828
       29,754  Ultragenyx Pharmaceutical,
                  Inc. (a)                          2,325,573
                                              ---------------
                                                   27,556,752
                                              ---------------
               BUILDING PRODUCTS -- 3.7%
       47,114  Advanced Drainage Systems,
                  Inc.                              2,308,586
       89,948  Builders FirstSource, Inc. (a)       2,130,868
       29,127  Fortune Brands Home &
                  Security, Inc.                    2,228,216
        3,994  Lennox International, Inc.           1,070,951
       22,070  Simpson Manufacturing Co.,
                  Inc.                              2,131,079
       17,896  Trex Co., Inc. (a)                   2,493,450
                                              ---------------
                                                   12,363,150
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CAPITAL MARKETS -- 2.6%
       23,452  Ares Management Corp.,
                  Class A                     $       936,673
       27,362  Cohen & Steers, Inc.                 1,646,645
       12,057  Eaton Vance Corp.                      435,740
       23,750  LPL Financial Holdings, Inc.         1,876,725
        9,906  Morningstar, Inc.                    1,664,604
       16,931  SEI Investments Co.                    885,999
       24,019  Tradeweb Markets, Inc.,
                  Class A                           1,298,708
                                              ---------------
                                                    8,745,094
                                              ---------------
               CHEMICALS -- 3.0%
       24,117  Albemarle Corp.                      1,988,688
       20,642  Axalta Coating Systems
                  Ltd. (a)                            458,252
        4,906  Balchem Corp.                          491,876
       24,806  RPM International, Inc.              2,023,921
       17,307  Scotts Miracle-Gro (The) Co.         2,744,371
       96,327  Valvoline, Inc.                      1,976,630
        9,159  W.R. Grace & Co.                       422,505
                                              ---------------
                                                   10,106,243
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 2.8%
       18,295  Cimpress PLC (a) (b)                 1,829,500
       15,524  Clean Harbors, Inc. (a)                925,230
       36,206  IAA, Inc. (a)                        1,569,530
        8,137  MSA Safety, Inc.                       964,479
       16,630  Stericycle, Inc. (a)                 1,005,034
       17,651  Tetra Tech, Inc.                     1,564,761
        7,803  UniFirst Corp.                       1,455,104
                                              ---------------
                                                    9,313,638
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.5%
       11,435  Lumentum Holdings, Inc. (a)          1,061,511
       36,538  Viavi Solutions, Inc. (a)              505,321
                                              ---------------
                                                    1,566,832
                                              ---------------
               CONSTRUCTION MATERIALS -- 0.3%
       13,257  Eagle Materials, Inc.                1,063,609
                                              ---------------
               CONSUMER FINANCE -- 1.6%
        4,446  Credit Acceptance
                  Corp. (a) (b)                     2,080,461
        6,432  LendingTree, Inc. (a) (b)            2,227,338
       37,936  OneMain Holdings, Inc.               1,088,763
                                              ---------------
                                                    5,396,562
                                              ---------------
               CONTAINERS & PACKAGING -- 0.4%
        4,156  AptarGroup, Inc.                       478,771
       28,342  Sealed Air Corp.                     1,011,243
                                              ---------------
                                                    1,490,014
                                              ---------------
               DISTRIBUTORS -- 0.8%
        8,562  Pool Corp.                           2,711,585
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 1.7%
        3,971  Bright Horizons Family
                  Solutions, Inc. (a)                 425,850
       34,602  Chegg, Inc. (a)                      2,801,724
       31,503  frontdoor, Inc. (a)                  1,322,968
        9,089  Strategic Education, Inc.            1,147,123
                                              ---------------
                                                    5,697,665
                                              ---------------


Page 84                 See Notes to Financial Statements

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.4%
       33,976  Cannae Holdings, Inc. (a)      $     1,280,216
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 0.5%
       12,033  Cogent Communications
                  Holdings, Inc.                    1,084,294
       18,300  Iridium Communications,
                  Inc. (a)                            501,237
                                              ---------------
                                                    1,585,531
                                              ---------------
               ELECTRICAL EQUIPMENT -- 1.0%
       19,090  Generac Holdings, Inc. (a)           3,008,202
        3,712  Hubbell, Inc.                          501,009
                                              ---------------
                                                    3,509,211
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.4%
       15,588  Cognex Corp.                         1,042,369
       14,133  Dolby Laboratories, Inc.,
                  Class A                             983,657
       22,948  FLIR Systems, Inc.                     956,014
       21,080  Itron, Inc. (a)                      1,466,325
       12,024  National Instruments Corp.             426,852
                                              ---------------
                                                    4,875,217
                                              ---------------
               ENTERTAINMENT -- 0.7%
      243,967  Zynga, Inc., Class A (a)             2,398,196
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 3.0%
        7,086  Agree Realty Corp.                     474,549
       34,607  American Homes 4 Rent,
                  Class A                           1,003,603
       12,822  Americold Realty Trust                 517,368
        3,844  CoreSite Realty Corp.                  496,068
       36,739  Corporate Office Properties
                  Trust                               972,849
       19,195  CyrusOne, Inc.                       1,601,247
        3,926  EastGroup Properties, Inc.             520,823
       12,111  First Industrial Realty Trust,
                  Inc.                                531,915
       17,834  Iron Mountain, Inc.                    502,740
        6,974  Lamar Advertising Co., Class A         458,401
       26,569  Physicians Realty Trust                479,305
       14,526  QTS Realty Trust, Inc.,
                  Class A                           1,045,146
       11,235  Rexford Industrial Realty,
                  Inc.                                527,259
       13,352  Spirit Realty Capital, Inc.            460,110
       15,874  STAG Industrial, Inc.                  517,492
                                              ---------------
                                                   10,108,875
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 0.7%
       62,449  BJ's Wholesale Club Holdings,
                  Inc. (a)                          2,501,082
                                              ---------------
               FOOD PRODUCTS -- 0.5%
       13,895  Beyond Meat, Inc. (a)                1,749,380
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 4.3%
        7,706  ABIOMED, Inc. (a)                    2,311,338


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES (CONTINUED)
       19,514  Globus Medical, Inc.,
                  Class A (a)                 $       940,185
        8,168  Masimo Corp. (a)                     1,797,940
       11,998  Neogen Corp. (a)                       921,087
        7,792  Nevro Corp. (a)                      1,036,024
        8,361  NuVasive, Inc. (a)                     477,748
        7,808  Penumbra, Inc. (a)                   1,732,673
       10,403  Quidel Corp. (a)                     2,938,535
       23,527  Tandem Diabetes Care, Inc. (a)       2,457,630
                                              ---------------
                                                   14,613,160
                                              ---------------
               HEALTH CARE PROVIDERS
                  & SERVICES -- 2.6%
        9,378  Amedisys, Inc. (a)                   2,195,952
        3,093  Chemed Corp.                         1,522,344
       11,475  Guardant Health, Inc. (a)              977,440
       15,867  HealthEquity, Inc. (a)                 818,103
       10,682  LHC Group, Inc. (a)                  2,084,165
       31,601  Select Medical Holdings
                  Corp. (a)                           601,683
       25,705  Tenet Healthcare Corp. (a)             679,640
                                              ---------------
                                                    8,879,327
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 1.0%
        6,592  Omnicell, Inc. (a)                     463,352
       12,193  Teladoc Health, Inc. (a)             2,897,422
                                              ---------------
                                                    3,360,774
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.4%
       34,859  Caesars Entertainment,
                  Inc. (a)                          1,082,372
       11,797  Choice Hotels International,
                  Inc.                                991,420
       13,984  Churchill Downs, Inc.                1,937,064
        7,136  Dunkin' Brands Group, Inc.             490,457
       15,369  Planet Fitness, Inc.,
                  Class A (a)                         802,262
       24,234  Six Flags Entertainment Corp.          421,429
       85,491  Wendy's (The) Co.                    1,981,681
       10,923  Wyndham Hotels & Resorts,
                  Inc.                                482,360
                                              ---------------
                                                    8,189,045
                                              ---------------
               HOUSEHOLD DURABLES -- 2.1%
        9,876  Helen of Troy Ltd. (a)               1,859,157
       32,347  Tempur Sealy International,
                  Inc. (a)                          2,618,490
       20,457  TopBuild Corp. (a)                   2,698,687
                                              ---------------
                                                    7,176,334
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.1%
        3,887  Carlisle Cos., Inc.                    462,864
                                              ---------------
               INSURANCE -- 0.7%
        4,853  Erie Indemnity Co., Class A          1,019,712
        8,166  RenaissanceRe Holdings Ltd.          1,472,983
                                              ---------------
                                                    2,492,695
                                              ---------------
               INTERACTIVE MEDIA & SERVICES
                  -- 2.0%
       36,725  Cargurus, Inc. (a)                   1,060,985
       83,985  Pinterest, Inc., Class A (a)         2,879,846


                        See Notes to Financial Statements                Page 85

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INTERACTIVE MEDIA & SERVICES
                  (CONTINUED)
       40,399  Zillow Group, Inc.,
                  Class C (a)                 $     2,762,887
                                              ---------------
                                                    6,703,718
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 1.7%
       21,909  Etsy, Inc. (a)                       2,593,587
       11,776  Wayfair, Inc., Class A (a) (b)       3,133,476
                                              ---------------
                                                    5,727,063
                                              ---------------
               IT SERVICES -- 2.4%
       19,247  Black Knight, Inc. (a)               1,441,985
        6,440  CACI International, Inc.,
                  Class A (a)                       1,338,361
       38,240  Genpact Ltd.                         1,522,717
       10,283  MongoDB, Inc. (a)                    2,355,629
        8,462  WEX, Inc. (a)                        1,340,127
                                              ---------------
                                                    7,998,819
                                              ---------------
               LEISURE PRODUCTS -- 0.9%
       48,139  Mattel, Inc. (a)                       534,824
       54,470  YETI Holdings, Inc. (a)              2,663,039
                                              ---------------
                                                    3,197,863
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 5.4%
       38,488  Adaptive Biotechnologies
                  Corp. (a)                         1,436,372
        3,090  Bio-Rad Laboratories, Inc.,
                  Class A (a)                       1,621,910
        5,288  Bio-Techne Corp.                     1,455,046
       11,444  Bruker Corp.                           510,631
       13,348  Charles River Laboratories
                  International, Inc. (a)           2,656,119
       25,023  Medpace Holdings, Inc. (a)           2,986,495
       45,075  NeoGenomics, Inc. (a)                1,723,217
       14,355  PRA Health Sciences, Inc. (a)        1,529,669
       15,062  Repligen Corp. (a)                   2,273,007
       31,964  Syneos Health, Inc. (a)              1,994,234
                                              ---------------
                                                   18,186,700
                                              ---------------
               MACHINERY -- 2.7%
       10,007  Donaldson Co., Inc.                    483,738
       16,323  Flowserve Corp.                        454,922
       15,849  ITT, Inc.                              914,963
        5,412  John Bean Technologies Corp.           507,429
       49,521  Navistar International
                  Corp. (a)                         1,586,157
        7,363  Nordson Corp.                        1,425,698
       12,416  Proto Labs, Inc. (a)                 1,491,410
        3,471  RBC Bearings, Inc. (a)                 424,920
       21,049  Toro (The) Co.                       1,501,846
        6,002  Woodward, Inc.                         449,790
                                              ---------------
                                                    9,240,873
                                              ---------------
               MEDIA -- 1.6%
          787  Cable One, Inc.                      1,434,355
       44,303  New York Times (The) Co.,
                  Class A                           2,044,140


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MEDIA (CONTINUED)
       22,251  Nexstar Media Group, Inc.,
                  Class A                     $     1,950,300
                                              ---------------
                                                    5,428,795
                                              ---------------
               METALS & MINING -- 0.5%
       11,232  Royal Gold, Inc.                     1,571,694
                                              ---------------
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS -- 0.4%
       31,117  Starwood Property Trust, Inc.          465,199
      184,718  Two Harbors Investment Corp.         1,003,019
                                              ---------------
                                                    1,468,218
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.2%
       51,954  Noble Energy, Inc.                     519,020
                                              ---------------
               PHARMACEUTICALS -- 1.9%
       25,401  Catalent, Inc. (a)                   2,218,523
       41,876  Horizon Therapeutics PLC (a)         2,562,392
        4,219  Jazz Pharmaceuticals PLC (a)           456,707
       14,452  MyoKardia, Inc. (a)                  1,302,559
                                              ---------------
                                                    6,540,181
                                              ---------------
               PROFESSIONAL SERVICES -- 1.0%
       17,257  Exponent, Inc.                       1,450,624
       16,253  FTI Consulting, Inc. (a)             1,941,258
                                              ---------------
                                                    3,391,882
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 4.5%
       13,343  Cabot Microelectronics Corp.         2,011,057
       15,068  Cirrus Logic, Inc. (a)               1,032,610
       48,928  Enphase Energy, Inc. (a)             2,953,294
       31,532  Entegris, Inc.                       2,267,466
       19,808  Inphi Corp. (a)                      2,588,113
        7,859  Monolithic Power Systems, Inc.       2,082,714
       15,761  Power Integrations, Inc.             1,923,315
        4,641  Silicon Laboratories, Inc. (a)         466,467
                                              ---------------
                                                   15,325,036
                                              ---------------
               SOFTWARE -- 17.5%
       34,493  ACI Worldwide, Inc. (a)                924,067
       14,165  Alteryx, Inc., Class A (a)           2,485,816
       30,819  Anaplan, Inc. (a)                    1,399,491
       17,487  Avalara, Inc. (a)                    2,351,127
       28,074  Blackline, Inc. (a)                  2,496,059
      182,976  Cloudera, Inc. (a)                   2,062,139
       23,208  Crowdstrike Holdings, Inc.,
                  Class A (a)                       2,627,146
       64,148  Dropbox, Inc., Class A (a)           1,459,367
       25,239  Elastic N.V. (a)                     2,427,739
       18,990  Envestnet, Inc. (a)                  1,541,988
       16,821  Everbridge, Inc. (a)                 2,402,039
       21,030  Five9, Inc. (a)                      2,540,845
        8,401  Guidewire Software, Inc. (a)           988,462
       10,376  HubSpot, Inc. (a)                    2,434,313
       19,767  Manhattan Associates, Inc. (a)       1,893,481
       33,521  Mimecast Ltd. (a)                    1,573,140
       20,271  New Relic, Inc. (a)                  1,437,417


Page 86                 See Notes to Financial Statements

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               SOFTWARE (CONTINUED)
       73,579  Nuance Communications,
                  Inc. (a)                    $     2,012,386
       39,276  Nutanix, Inc., Class A (a)             871,534
       15,954  Paylocity Holding Corp. (a)          2,125,073
       18,404  Pegasystems, Inc.                    2,151,244
        8,377  Proofpoint, Inc. (a)                   968,968
       17,952  PTC, Inc. (a)                        1,535,973
       21,703  Q2 Holdings, Inc. (a)                2,041,167
       13,427  Qualys, Inc. (a)                     1,657,966
       18,246  Rapid7, Inc. (a)                     1,086,914
       28,641  RealPage, Inc. (a)                   1,804,669
       27,426  Smartsheet, Inc., Class A (a)        1,309,317
       52,687  SolarWinds Corp. (a)                   967,333
       10,303  Verint Systems, Inc. (a)               462,502
       21,032  Zendesk, Inc. (a)                    1,917,067
        9,182  Zoom Video Communications,
                  Inc., Class A (a)                 2,331,402
       21,255  Zscaler, Inc. (a)                    2,759,962
                                              ---------------
                                                   59,048,113
                                              ---------------
               SPECIALTY RETAIL -- 2.9%
       19,365  Carvana Co. (a)                      3,000,607
       13,062  Five Below, Inc. (a)                 1,422,582
       40,372  Floor & Decor Holdings, Inc.,
                  Class A (a)                       2,660,515
        9,352  RH (a)                               2,688,045
                                              ---------------
                                                    9,771,749
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.6%
      107,442  Pure Storage, Inc.,
                  Class A (a)                       1,918,914
                                              ---------------
               TEXTILES, APPAREL &
                  LUXURY GOODS -- 1.0%
       11,556  Columbia Sportswear Co.                876,407
       11,852  Deckers Outdoor Corp. (a)            2,480,031
                                              ---------------
                                                    3,356,438
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 0.3%
       60,026  Radian Group, Inc.                     895,588
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 1.1%
       26,870  HD Supply Holdings, Inc. (a)           943,137
       20,423  SiteOne Landscape Supply,
                  Inc. (a)                          2,614,757
                                              ---------------
                                                    3,557,894
                                              ---------------
               WATER UTILITIES -- 0.1%
        5,921  American States Water Co.              455,206
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                       338,070,339
               (Cost $263,664,957)            ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MONEY MARKET FUNDS -- 0.9%
    3,206,045  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)               $     3,206,045
               (Cost $3,206,045)              ---------------

               TOTAL INVESTMENTS -- 100.9%        341,276,384
               (Cost $266,871,002) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.9)%            (3,127,362)
                                              ---------------
               NET ASSETS -- 100.0%           $   338,149,022
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $3,059,093 and the total value of the collateral held by the Fund is $3,206,045.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $268,998,904. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $77,598,028 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,320,548. The net unrealized appreciation was $72,277,480.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  338,070,339   $         --   $         --
Money Market
   Funds                   3,206,045             --             --
                      --------------------------------------------
Total Investments     $  341,276,384   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 87

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

JULY 31, 2020

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     3,059,093
Non-cash Collateral(2)                             (3,059,093)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 88                 See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.8%
               AEROSPACE & DEFENSE -- 0.8%
       11,331  AAR Corp.                      $       195,120
          721  AeroVironment, Inc. (a)                 55,193
        2,815  Kaman Corp.                            111,164
                                              ---------------
                                                      361,477
                                              ---------------
               AIR FREIGHT & LOGISTICS
                  -- 1.4%
       10,517  Air Transport Services Group,
                  Inc. (a)                            256,299
        2,351  Forward Air Corp.                      122,228
        4,894  Hub Group, Inc., Class A (a)           258,893
                                              ---------------
                                                      637,420
                                              ---------------
               AIRLINES -- 0.5%
       20,853  Hawaiian Holdings, Inc.                247,942
                                              ---------------
               AUTO COMPONENTS -- 1.7%
        8,483  Cooper Tire & Rubber Co.               263,482
       24,017  Dana, Inc.                             274,515
          857  Dorman Products, Inc. (a)               70,060
        1,477  Gentherm, Inc. (a)                      57,263
        2,842  Standard Motor Products, Inc.          129,254
                                              ---------------
                                                      794,574
                                              ---------------
               BANKS -- 13.2%
        4,844  1st Source Corp.                       160,433
        4,535  Banner Corp.                           160,675
       21,254  Berkshire Hills Bancorp, Inc.          211,690
       34,043  Boston Private Financial
                  Holdings, Inc.                      200,343
       11,618  Brookline Bancorp, Inc.                111,475
        6,484  Cadence BanCorp                         50,640
        7,152  Eagle Bancorp, Inc.                    215,132
        4,728  FB Financial Corp.                     120,138
        9,339  First Bancorp                          192,944
       41,899  First BanCorp                          227,931
        9,241  First Busey Corp.                      158,021
       20,815  First Commonwealth Financial
                  Corp.                               163,814
       21,078  First Financial Bancorp                293,300
        3,783  First Interstate BancSystem,
                  Inc., Class A                       110,123
        6,251  First Merchants Corp.                  152,712
       17,544  First Midwest Bancorp, Inc.            212,896
       16,367  Fulton Financial Corp.                 158,760
        7,004  Heartland Financial USA, Inc.          218,805
        8,617  Heritage Financial Corp.               162,991
       12,695  Hilltop Holdings, Inc.                 247,172
       25,403  Hope Bancorp, Inc.                     214,147
        5,780  Independent Bank Group, Inc.           253,915
        5,382  International Bancshares Corp.         163,720
        3,807  NBT Bancorp, Inc.                      113,411
        9,776  OceanFirst Financial Corp.             149,768
        8,759  OFG Bancorp                            114,568
        5,402  Pacific Premier Bancorp, Inc.          113,496
        1,664  Park National Corp.                    142,705
        6,922  Renasant Corp.                         160,798
        7,350  S&T Bancorp, Inc.                      158,025
       17,111  Simmons First National Corp.,
                  Class A                             283,871


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BANKS (CONTINUED)
        9,148  TowneBank                      $       161,371
        5,660  TriCo Bancshares                       158,480
        7,029  Trustmark Corp.                        158,293
       11,532  WesBanco, Inc.                         228,680
                                              ---------------
                                                    6,105,243
                                              ---------------
               BEVERAGES -- 0.1%
          941  National Beverage
                  Corp. (a) (b)                        60,365
                                              ---------------
               BIOTECHNOLOGY -- 0.1%
        1,144  Enanta Pharmaceuticals,
                  Inc. (a)                             52,452
                                              ---------------
               BUILDING PRODUCTS -- 1.3%
        2,439  Gibraltar Industries, Inc. (a)         126,145
        6,323  Griffon Corp.                          144,607
        1,912  Patrick Industries, Inc.               122,272
        7,469  PGT Innovations, Inc. (a)              127,496
        4,902  Resideo Technologies, Inc. (a)          65,099
                                              ---------------
                                                      585,619
                                              ---------------
               CAPITAL MARKETS -- 1.1%
       20,967  BGC Partners, Inc., Class A             58,078
        1,844  Moelis & Co., Class A                   54,933
        1,980  Piper Sandler Cos.                     122,582
        1,045  StoneX Group, Inc. (a)                  54,842
       15,101  Waddell & Reed Financial,
                  Inc.,  Class A                      220,323
                                              ---------------
                                                      510,758
                                              ---------------
               CHEMICALS -- 3.6%
        4,465  Avient Corp.                           106,714
        3,161  Cabot Corp.                            115,313
        2,626  H.B. Fuller Co.                        119,063
       19,011  Livent Corp. (a)                       119,199
        4,991  Minerals Technologies, Inc.            233,978
       20,384  Olin Corp.                             229,116
       22,117  Orion Engineered Carbons S.A.          225,593
       17,690  PQ Group Holdings, Inc. (a)            217,056
        1,101  Sensient Technologies Corp.             57,483
        1,206  Stepan Co.                             131,695
        5,285  Trinseo S.A.                           114,685
                                              ---------------
                                                    1,669,895
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 2.6%
       15,388  BrightView Holdings, Inc. (a)          186,503
        5,991  Covanta Holding Corp.                   58,951
        2,349  Healthcare Services Group,
                  Inc.                                 61,520
        5,638  HNI Corp.                              167,449
       17,021  KAR Auction Services, Inc.             257,528
       19,214  Knoll, Inc.                            224,996
       24,276  Steelcase, Inc., Class A               260,481
                                              ---------------
                                                    1,217,428
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.5%
        6,164  EchoStar Corp., Class A (a)            168,277
        2,248  NetScout Systems, Inc. (a)              57,234
                                              ---------------
                                                      225,511
                                              ---------------


                        See Notes to Financial Statements                Page 89

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               CONSTRUCTION & ENGINEERING
                  -- 2.8%
        5,550  Arcosa, Inc.                   $       234,321
        4,229  Comfort Systems USA, Inc.              210,223
        2,864  Dycom Industries, Inc. (a)             122,665
       24,236  Fluor Corp.                            246,965
       15,296  Granite Construction, Inc.             259,420
       13,188  Primoris Services Corp.                211,404
                                              ---------------
                                                    1,284,998
                                              ---------------
               CONSTRUCTION MATERIALS -- 0.3%
       10,718  Summit Materials, Inc.,
                  Class A (a)                         157,769
                                              ---------------
               CONSUMER FINANCE -- 0.8%
        5,042  Encore Capital Group, Inc. (a)         184,184
        1,171  Green Dot Corp., Class A (a)            59,358
       12,626  LendingClub Corp. (a)                   65,908
        1,486  PRA Group, Inc. (a)                     58,786
                                              ---------------
                                                      368,236
                                              ---------------
               CONTAINERS & PACKAGING -- 0.5%
        6,807  Greif, Inc., Class A                   236,816
                                              ---------------
               DISTRIBUTORS -- 0.3%
        4,693  Core-Mark Holding Co., Inc.            124,458
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 2.2%
        9,399  Adtalem Global Education,
                  Inc. (a)                            322,762
          854  Graham Holdings Co., Class B           340,208
       29,380  Laureate Education, Inc.,
                  Class A (a)                         372,538
                                              ---------------
                                                    1,035,508
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 0.1%
          948  ATN International, Inc.                 54,633
                                              ---------------
               ELECTRIC UTILITIES -- 0.3%
        3,019  Otter Tail Corp.                       115,477
                                              ---------------
               ELECTRICAL EQUIPMENT -- 0.7%
        5,022  AZZ, Inc.                              158,595
        3,530  Encore Wire Corp.                      177,171
                                              ---------------
                                                      335,766
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 4.4%
        5,422  Benchmark Electronics, Inc.            110,392
        5,844  CTS Corp.                              116,062
        2,438  ePlus, Inc. (a)                        181,729
        3,503  Insight Enterprises, Inc. (a)          174,590
        9,366  Methode Electronics, Inc.              264,121
       16,644  MTS Systems Corp.                      308,746
        2,526  PC Connection, Inc.                    110,386
        1,660  Plexus Corp. (a)                       123,321
        6,883  Sanmina Corp. (a)                      204,287
       19,748  TTM Technologies, Inc. (a)             243,098
       11,287  Vishay Intertechnology, Inc.           177,093
                                              ---------------
                                                    2,013,825
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES
                  -- 2.9%
       26,556  Archrock, Inc.                 $       176,863
       84,371  Helix Energy Solutions Group,
                  Inc. (a)                            353,514
       95,598  NexTier Oilfield Solutions,
                  Inc. (a)                            240,907
       67,497  Patterson-UTI Energy, Inc.             261,551
       56,959  ProPetro Holding Corp. (a)             305,870
                                              ---------------
                                                    1,338,705
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 5.9%
        4,713  Alexander & Baldwin, Inc.               55,708
       31,279  CoreCivic, Inc.                        278,696
       52,942  DiamondRock Hospitality Co.            244,592
       52,930  Diversified Healthcare Trust           206,162
       33,459  Empire State Realty Trust,
                  Inc.,  Class A                      220,829
       19,798  GEO Group (The), Inc.                  210,453
       23,764  iStar, Inc.                            275,900
       31,014  RLJ Lodging Trust                      248,422
       42,065  RPT Realty                             261,644
       28,915  SITE Centers Corp.                     211,947
       49,371  Summit Hotel Properties, Inc.          255,742
        8,057  Tanger Factory Outlet Centers,
                  Inc. (b)                             51,807
       25,103  Xenia Hotels & Resorts, Inc.           199,820
                                              ---------------
                                                    2,721,722
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 1.1%
        4,230  Chefs' Warehouse (The),
                  Inc. (a)                             48,772
        1,941  PriceSmart, Inc.                       126,883
        4,576  Sprouts Farmers Market,
                  Inc. (a)                            120,715
        4,673  Weis Markets, Inc.                     232,809
                                              ---------------
                                                      529,179
                                              ---------------
               FOOD PRODUCTS -- 1.1%
        4,803  B&G Foods, Inc. (b)                    138,855
        9,513  Fresh Del Monte Produce, Inc.          214,804
        9,583  Hostess Brands, Inc. (a)               121,512
        1,676  Tootsie Roll Industries, Inc.           53,129
                                              ---------------
                                                      528,300
                                              ---------------
               GAS UTILITIES -- 0.1%
          684  Chesapeake Utilities Corp.              57,791
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 0.2%
        1,617  Inogen, Inc. (a)                        49,642
        3,792  Varex Imaging Corp. (a)                 59,459
                                              ---------------
                                                      109,101
                                              ---------------
               HEALTH CARE PROVIDERS
                  & SERVICES -- 0.5%
        2,362  Magellan Health, Inc. (a)              175,190
          906  National HealthCare Corp.               53,744
                                              ---------------
                                                      228,934
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 0.2%
        5,232  NextGen Healthcare, Inc. (a)            76,492
                                              ---------------


Page 90                 See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HOTELS, RESTAURANTS & LEISURE
                  -- 0.8%
        5,389  Bloomin' Brands, Inc.          $        62,081
        4,310  Dave & Buster's Entertainment,
                  Inc. (b)                             53,185
        5,990  Hilton Grand Vacations,
                  Inc. (a)                            121,597
       32,350  Playa Hotels & Resorts
                  N.V. (a)                            117,431
                                              ---------------
                                                      354,294
                                              ---------------
               HOUSEHOLD DURABLES -- 4.4%
        9,549  Century Communities, Inc. (a)          340,135
          685  iRobot Corp. (a)                        49,793
        4,328  La-Z-Boy, Inc.                         123,175
        6,561  M.D.C. Holdings, Inc.                  294,129
        8,501  M/I Homes, Inc. (a)                    353,897
        3,077  Meritage Homes Corp. (a)               305,177
        8,935  Taylor Morrison Home Corp. (a)         209,526
       19,930  TRI Pointe Group, Inc. (a)             333,229
                                              ---------------
                                                    2,009,061
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.3%
        3,466  Central Garden & Pet Co.,
                  Class A (a)                         120,097
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.1%
        2,671  Raven Industries, Inc.                  57,720
                                              ---------------
               INSURANCE -- 5.5%
       11,848  American Equity Investment
                  Life Holding Co.                    301,532
        1,649  Argo Group International
                  Holdings Ltd.                        55,258
       18,803  CNO Financial Group, Inc.              283,925
        5,716  Employers Holdings, Inc.               185,884
        4,802  FBL Financial Group, Inc.,
                  Class A                             167,014
        4,692  Horace Mann Educators Corp.            176,325
        1,410  Mercury General Corp.                   60,503
       13,548  National General Holdings
                  Corp.                               460,497
        1,153  National Western Life Group,
                  Inc., Class A                       224,593
        3,970  ProAssurance Corp.                      58,359
        1,536  Safety Insurance Group, Inc.           116,229
        9,006  Stewart Information Services
                  Corp.                               377,802
        7,650  Third Point Reinsurance
                  Ltd. (a)                             59,593
                                              ---------------
                                                    2,527,514
                                              ---------------
               INTERACTIVE MEDIA & SERVICES
                  -- 0.1%
        2,484  Yelp, Inc. (a)                          62,050
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.2%
          313  Stamps.com, Inc. (a)                    81,468
                                              ---------------
               IT SERVICES -- 0.4%
        6,231  Sykes Enterprises, Inc. (a)            171,103
                                              ---------------
               MACHINERY -- 3.9%
        1,803  Altra Industrial Motion Corp.           61,717


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MACHINERY (CONTINUED)
        1,241  Astec Industries, Inc.         $        55,212
        2,415  Chart Industries, Inc. (a)             165,500
        3,497  EnPro Industries, Inc.                 166,912
        3,768  Gorman-Rupp (The) Co.                  114,020
       11,829  Meritor, Inc. (a)                      269,110
        6,484  Mueller Industries, Inc.               181,293
       18,276  Mueller Water Products, Inc.,
                  Class A                             184,953
        6,239  Terex Corp.                            117,605
        9,779  TriMas Corp. (a)                       228,828
       11,001  Trinity Industries, Inc.               214,849
        9,433  Welbilt, Inc. (a)                       57,353
                                              ---------------
                                                    1,817,352
                                              ---------------
               MARINE -- 0.5%
        5,923  Matson, Inc.                           215,716
                                              ---------------
               MEDIA -- 1.9%
       10,013  AMC Networks, Inc.,
                  Class A (a)                         231,300
       35,062  iHeartMedia, Inc.,
                  Class A (a) (b)                     293,119
        3,911  Scholastic Corp.                        93,590
       12,688  Sinclair Broadcast Group,
                  Inc., Class A (b)                   261,373
                                              ---------------
                                                      879,382
                                              ---------------
               METALS & MINING -- 3.6%
        5,111  Alcoa Corp. (a)                         66,443
       28,731  Allegheny Technologies,
                  Inc. (a)                            249,672
       12,058  Carpenter Technology Corp.             269,617
       31,222  Cleveland-Cliffs, Inc. (b)             161,730
       14,351  Commercial Metals Co.                  296,779
       17,569  Hecla Mining Co.                        96,981
        1,591  Kaiser Aluminum Corp.                   98,563
          934  Materion Corp.                          53,630
       19,023  Warrior Met Coal, Inc.                 302,846
        1,540  Worthington Industries, Inc.            57,627
                                              ---------------
                                                    1,653,888
                                              ---------------
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS -- 0.5%
       28,915  Ladder Capital Corp.                   224,670
                                              ---------------
               MULTILINE RETAIL -- 0.9%
        6,971  Big Lots, Inc.                         274,239
        6,683  Dillard's, Inc., Class A (b)           157,385
                                              ---------------
                                                      431,624
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 4.9%
      254,582  Callon Petroleum Co. (a) (b)           290,224
       64,549  Centennial Resource
                  Development, Inc.,
                  Class A (a)                          50,819
       19,925  CNX Resources Corp. (a)                192,276
        3,300  Delek US Holdings, Inc.                 57,684
        4,828  EQT Corp.                               70,103
       34,443  Matador Resources Co. (a)              298,965
       18,828  PDC Energy, Inc. (a)                   268,487
       11,815  Renewable Energy Group,
                  Inc. (a)                            325,858
       78,072  SM Energy Co.                          230,312


                        See Notes to Financial Statements                Page 91

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               OIL, GAS & CONSUMABLE FUELS
                  (CONTINUED)
       31,823  Talos Energy, Inc. (a)         $       216,715
       11,365  World Fuel Services Corp.              267,418
                                              ---------------
                                                    2,268,861
                                              ---------------
               PAPER & FOREST PRODUCTS
                  -- 1.9%
        4,582  Boise Cascade Co.                      213,476
       13,869  Domtar Corp.                           291,110
        3,485  Neenah, Inc.                           155,466
        7,010  Schweitzer-Mauduit
                  International, Inc.                 228,035
                                              ---------------
                                                      888,087
                                              ---------------
               PERSONAL PRODUCTS -- 0.7%
        4,508  Nu Skin Enterprises, Inc.,
                  Class A                             202,184
        1,595  USANA Health Sciences,
                  Inc. (a)                            129,482
                                              ---------------
                                                      331,666
                                              ---------------
               PHARMACEUTICALS -- 0.4%
        7,257  Supernus Pharmaceuticals,
                  Inc. (a)                            161,577
                                              ---------------
               PROFESSIONAL SERVICES -- 0.7%
        1,806  ICF International, Inc.                122,104
        7,622  Korn Ferry                             214,178
                                              ---------------
                                                      336,282
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.5%
        5,972  Marcus & Millichap, Inc. (a)           162,677
        7,753  Realogy Holdings Corp.                  70,242
                                              ---------------
                                                      232,919
                                              ---------------
               ROAD & RAIL -- 2.1%
        5,116  Avis Budget Group, Inc. (a)            132,504
        5,625  Heartland Express, Inc.                114,103
        6,850  Marten Transport Ltd.                  182,347
        6,244  Ryder System, Inc.                     228,718
        4,747  Schneider National, Inc.,
                  Class B                             119,292
        3,959  Werner Enterprises, Inc.               174,137
                                              ---------------
                                                      951,101
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 0.7%
       23,783  Amkor Technology, Inc. (a)             323,330
                                              ---------------
               SOFTWARE -- 0.9%
       13,093  Ebix, Inc.                             288,766
        5,630  Teradata Corp. (a)                     118,230
                                              ---------------
                                                      406,996
                                              ---------------
               SPECIALTY RETAIL -- 2.8%
        2,229  Asbury Automotive Group,
                  Inc. (a)                            223,234
        4,438  Group 1 Automotive, Inc.               372,881
        1,046  Monro, Inc.                             58,890
       13,755  Sally Beauty Holdings,
                  Inc. (a)                            159,696
       28,507  Signet Jewelers Ltd.                   306,165


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SPECIALTY RETAIL (CONTINUED)
       11,324  Urban Outfitters, Inc. (a)     $       187,299
                                              ---------------
                                                    1,308,165
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.3%
        4,125  Super Micro Computer, Inc. (a)         125,008
                                              ---------------
               TEXTILES, APPAREL &
                  LUXURY GOODS -- 0.5%
       22,029  G-III Apparel Group Ltd. (a)           217,867
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 2.3%
        7,806  Axos Financial, Inc. (a)               174,932
        5,218  Capitol Federal Financial, Inc.         50,354
       11,453  Northwest Bancshares, Inc.             112,812
        3,251  Premier Financial Corp.                 57,478
       11,927  Provident Financial Services,
                  Inc.                                162,804
        5,762  Walker & Dunlop, Inc.                  290,462
        8,161  WSFS Financial Corp.                   232,833
                                              ---------------
                                                    1,081,675
                                              ---------------
               TOBACCO -- 0.6%
        6,887  Universal Corp.                        290,356
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 4.7%
        4,441  Beacon Roofing Supply,
                  Inc. (a)                            138,382
        3,841  GATX Corp.                             234,263
        4,762  GMS, Inc. (a)                          111,574
        9,326  H&E Equipment Services, Inc.           164,044
        7,622  Herc Holdings, Inc. (a)                255,642
       39,630  MRC Global, Inc. (a)                   235,798
        7,061  Rush Enterprises, Inc.,
                  Class A                             335,962
        2,797  Systemax, Inc.                          62,681
        9,682  Triton International Ltd.              304,692
        8,339  WESCO International, Inc. (a)          324,137
                                              ---------------
                                                    2,167,175
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 1.4%
        1,166  Shenandoah
                  Telecommunications Co.               58,615
       14,727  Telephone and Data Systems,
                  Inc.                                285,998
        9,484  United States Cellular
                  Corp. (a)                           281,390
                                              ---------------
                                                      626,003
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.8%                         46,109,401
               (Cost $45,728,853)             ---------------

               MONEY MARKET FUNDS -- 2.7%
    1,243,127  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)                     1,243,127
               (Cost $1,243,127)              ---------------


Page 92                 See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2020

               DESCRIPTION                         VALUE
-------------------------------------------------------------
               TOTAL INVESTMENTS -- 102.5%    $    47,352,528
               (Cost $46,971,980) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (2.5)%            (1,176,738)
                                              ---------------
               NET ASSETS -- 100.0%           $    46,175,790
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $1,178,971 and the total value of the collateral held by the Fund is $1,243,127.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $47,455,219. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,283,470 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,386,161. The net unrealized depreciation was $102,691.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $   46,109,401   $         --   $         --
Money Market
   Funds                   1,243,127             --             --
                      --------------------------------------------
Total Investments     $   47,352,528   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     1,178,971
Non-cash Collateral(2)                             (1,178,971)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 93

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 0.9%
       22,848  Kratos Defense & Security
                  Solutions, Inc. (a)         $       411,492
       49,710  Maxar Technologies, Inc.               884,341
                                              ---------------
                                                    1,295,833
                                              ---------------
               AIRLINES -- 0.2%
        3,270  Allegiant Travel Co.                   366,338
                                              ---------------
               AUTO COMPONENTS -- 1.3%
       10,808  Fox Factory Holding Corp. (a)          961,912
        7,765  LCI Industries                         976,837
                                              ---------------
                                                    1,938,749
                                              ---------------
               AUTOMOBILES -- 0.6%
       13,401  Winnebago Industries, Inc.             809,554
                                              ---------------
               BANKS -- 3.7%
        7,565  Atlantic Union Bankshares
                  Corp.                               170,742
        4,318  BancFirst Corp.                        188,092
        5,480  City Holding Co.                       342,281
       10,868  ConnectOne Bancorp, Inc.               149,870
       11,476  Enterprise Financial Services
                  Corp.                               333,493
       16,899  German American Bancorp, Inc.          480,608
        5,323  Independent Bank Corp.                 343,440
       11,281  Lakeland Financial Corp.               499,297
       13,226  National Bank Holdings Corp.,
                  Class A                             367,418
       12,265  Preferred Bank                         456,871
        7,070  Sandy Spring Bancorp, Inc.             163,458
        8,588  Seacoast Banking Corp. of
                  Florida (a)                         162,141
       14,697  ServisFirst Bancshares, Inc.           537,763
       12,883  Southside Bancshares, Inc.             356,859
        7,218  Triumph Bancorp, Inc. (a)              189,112
        8,707  United Community Banks, Inc.           156,117
       20,176  Veritex Holdings, Inc.                 337,343
        3,051  Westamerica BanCorp.                   184,158
                                              ---------------
                                                    5,419,063
                                              ---------------
               BIOTECHNOLOGY -- 8.2%
        7,168  Alector, Inc. (a)                      112,323
       59,203  Amicus Therapeutics, Inc. (a)          855,483
        5,673  Arena Pharmaceuticals,
                  Inc. (a)                            348,265
       38,195  Athenex, Inc. (a)                      405,249
       25,199  CareDx, Inc. (a)                       840,387
        9,134  ChemoCentryx, Inc. (a)                 481,453
       39,991  Coherus Biosciences, Inc. (a)          703,442
       14,769  Denali Therapeutics, Inc. (a)          345,890
       35,149  Dicerna Pharmaceuticals,
                  Inc. (a)                            755,703
       12,073  Editas Medicine, Inc. (a)              354,463
        3,415  Esperion Therapeutics,
                  Inc. (a) (b)                        128,506
       26,021  Fate Therapeutics, Inc. (a)            813,677
       26,641  Halozyme Therapeutics,
                  Inc. (a)                            724,369
       11,909  Heron Therapeutics, Inc. (a)           193,998
       32,418  Insmed, Inc. (a)                       846,758


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BIOTECHNOLOGY (CONTINUED)
       29,475  Invitae Corp. (a)              $       860,670
       34,604  Ironwood Pharmaceuticals,
                  Inc. (a)                            317,319
       37,710  Karyopharm Therapeutics,
                  Inc. (a)                            605,245
        3,192  Ligand Pharmaceuticals,
                  Inc. (a)                            374,039
       14,325  Natera, Inc. (a)                       687,886
        2,930  Principia Biopharma, Inc. (a)          244,948
       36,665  TG Therapeutics, Inc. (a)              717,901
        6,767  Veracyte, Inc. (a)                     241,379
                                              ---------------
                                                   11,959,353
                                              ---------------
               BUILDING PRODUCTS -- 2.1%
        9,681  AAON, Inc.                             573,599
        9,441  American Woodmark Corp. (a)            761,134
      117,860  Cornerstone Building Brands,
                  Inc. (a)                            668,266
        7,605  CSW Industrials, Inc.                  507,938
       32,623  JELD-WEN Holding, Inc. (a)             639,411
                                              ---------------
                                                    3,150,348
                                              ---------------
               CAPITAL MARKETS -- 2.6%
       21,976  Artisan Partners Asset
                  Management, Inc., Class A           796,191
       27,013  Focus Financial Partners,
                  Inc.,  Class A (a)                  998,130
        5,300  Hamilton Lane, Inc., Class A           382,872
       12,839  Houlihan Lokey, Inc.                   703,577
       17,389  PJT Partners, Inc., Class A            930,833
                                              ---------------
                                                    3,811,603
                                              ---------------
               CHEMICALS -- 0.4%
        6,793  Ingevity Corp. (a)                     397,255
        2,267  Innospec, Inc.                         170,410
                                              ---------------
                                                      567,665
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.1%
       19,676  ABM Industries, Inc.                   706,368
       13,704  Casella Waste Systems, Inc.,
                  Class A (a)                         759,339
        3,243  McGrath RentCorp                       188,159
                                              ---------------
                                                    1,653,866
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.1%
       42,871  CommScope Holding Co.,
                  Inc. (a)                            397,843
      120,647  Infinera Corp. (a)                     951,905
       11,934  Plantronics, Inc.                      238,560
                                              ---------------
                                                    1,588,308
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 0.4%
       42,764  WillScot Mobile Mini Holdings
                  Corp. (a)                           644,026
                                              ---------------
               CONSUMER FINANCE -- 0.3%
        7,480  Nelnet, Inc., Class A                  433,840
                                              ---------------


Page 94                 See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.9%
       44,835  Perdoceo Education Corp. (a)   $       645,624
       28,141  WW International, Inc. (a)             725,475
                                              ---------------
                                                    1,371,099
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.3%
        7,027  Bandwidth, Inc., Class A (a)         1,017,369
       70,997  Vonage Holdings Corp. (a)              848,414
                                              ---------------
                                                    1,865,783
                                              ---------------
               ELECTRICAL EQUIPMENT -- 2.7%
       19,216  Atkore International Group,
                  Inc. (a)                            512,491
      108,744  Plug Power, Inc. (a) (b)               838,416
        9,926  Vicor Corp. (a)                        808,671
       90,180  Vivint Solar, Inc. (a)               1,834,261
                                              ---------------
                                                    3,993,839
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 0.9%
        5,676  Badger Meter, Inc.                     355,317
        9,806  FARO Technologies, Inc. (a)            586,693
       11,480  Knowles Corp. (a)                      175,185
        2,347  OSI Systems, Inc. (a)                  166,543
                                              ---------------
                                                    1,283,738
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.3%
       17,310  Cactus, Inc., Class A                  391,552
                                              ---------------
               ENTERTAINMENT -- 0.1%
        4,032  World Wrestling Entertainment,
                  Inc., Class A                       187,932
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 4.3%
       22,075  American Finance Trust, Inc.           161,258
       17,607  Armada Hoffler Properties,
                  Inc.                                169,732
        8,731  Community Healthcare Trust,
                  Inc.                                399,269
       22,732  Easterly Government
                  Properties, Inc.                    555,797
       14,636  Four Corners Property Trust,
                  Inc.                                368,827
       12,032  Getty Realty Corp.                     356,508
       10,472  Global Net Lease, Inc.                 174,359
       15,247  Independence Realty Trust,
                  Inc.                                175,341
       25,577  Industrial Logistics
                  Properties Trust                    539,930
        4,057  Innovative Industrial
                  Properties, Inc.                    422,861
        9,480  LTC Properties, Inc.                   352,182
       24,645  Monmouth Real Estate
                  Investment Corp.                    355,627
        6,113  National Storage Affiliates
                  Trust                               188,403
       14,867  NexPoint Residential Trust,
                  Inc.                                568,365
       20,238  Office Properties Income Trust         508,986
        3,047  Safehold, Inc.                         153,660


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
       76,388  Uniti Group, Inc.              $       756,241
       14,759  Urban Edge Properties                  154,674
                                              ---------------
                                                    6,362,020
                                              ---------------
               FOOD PRODUCTS -- 0.7%
        8,537  Freshpet, Inc. (a)                     819,979
        9,429  Simply Good Foods (The)
                  Co. (a)                             226,673
                                              ---------------
                                                    1,046,652
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 3.6%
       34,668  Accelerate Diagnostics,
                  Inc. (a) (b)                        503,726
       15,890  AtriCure, Inc. (a)                     648,471
       20,342  Axonics Modulation
                  Technologies, Inc. (a)              861,687
        7,704  iRhythm Technologies, Inc. (a)         958,994
       15,077  Shockwave Medical, Inc. (a)            743,598
       12,546  Silk Road Medical, Inc. (a)            582,887
       14,508  STAAR Surgical Co. (a)                 844,221
        4,228  Tactile Systems Technology,
                  Inc. (a)                            173,263
                                              ---------------
                                                    5,316,847
                                              ---------------
               HEALTH CARE PROVIDERS
                  & SERVICES -- 3.3%
       11,630  BioTelemetry, Inc. (a)                 494,973
        5,037  CorVel Corp. (a)                       400,391
       12,558  Ensign Group (The), Inc.               577,542
       10,579  Hanger, Inc. (a)                       184,709
        6,135  National Research Corp.                350,861
        5,110  Premier, Inc., Class A (a)             178,697
       64,057  R1 RCM, Inc. (a)                       875,659
       45,005  RadNet, Inc. (a)                       715,129
       63,039  Tivity Health, Inc. (a)                827,072
        2,162  US Physical Therapy, Inc.              179,576
                                              ---------------
                                                    4,784,609
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 2.0%
       16,226  HMS Holdings Corp. (a)                 527,345
       37,084  Inovalon Holdings, Inc.,
                  Class A (a)                         872,587
        8,207  Inspire Medical Systems,
                  Inc. (a)                            815,447
       13,050  Tabula Rasa HealthCare,
                  Inc. (a) (b)                        733,410
                                              ---------------
                                                    2,948,789
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 4.2%
       21,899  Brinker International, Inc.            588,864
        8,483  Dine Brands Global, Inc.               385,383
       33,951  Everi Holdings, Inc. (a)               192,842
       12,050  Jack in the Box, Inc.                  989,425
        5,141  Monarch Casino & Resort,
                  Inc. (a)                            186,053
       11,242  Papa John's International,
                  Inc.                              1,064,280
       23,099  Scientific Games Corp. (a)             405,849


                        See Notes to Financial Statements                Page 95

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HOTELS, RESTAURANTS & LEISURE
                  (CONTINUED)
       11,829  SeaWorld Entertainment,
                  Inc. (a)                    $       171,166
        6,740  Shake Shack, Inc., Class A (a)         327,227
       40,053  Twin River Worldwide
                  Holdings, Inc.                      863,543
        6,424  Wingstop, Inc.                       1,003,750
                                              ---------------
                                                    6,178,382
                                              ---------------
               HOUSEHOLD DURABLES -- 3.1%
        3,703  Cavco Industries, Inc. (a)             741,822
       12,981  Installed Building Products,
                  Inc. (a)                          1,026,927
       10,142  LGI Homes, Inc. (a)                  1,157,304
       21,592  Skyline Champion Corp. (a)             609,542
       61,025  Sonos, Inc. (a)                        976,400
                                              ---------------
                                                    4,511,995
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.2%
        1,801  WD-40 Co.                              353,987
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.5%
       30,972  Clearway Energy, Inc., Class C         760,053
                                              ---------------
               INSURANCE -- 2.6%
       12,233  Ambac Financial Group,
                  Inc. (a)                            156,582
        2,864  AMERISAFE, Inc.                        181,750
        5,350  eHealth, Inc. (a)                      369,899
        5,752  Kinsale Capital Group, Inc.          1,121,065
       10,411  Palomar Holdings, Inc. (a)             950,941
       20,913  Trupanion, Inc. (a)                  1,057,570
                                              ---------------
                                                    3,837,807
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 2.2%
       19,978  Chewy, Inc., Class A (a)             1,048,645
       48,786  Quotient Technology, Inc. (a)          390,776
       41,092  RealReal (The), Inc. (a)               560,495
       10,212  Shutterstock, Inc.                     554,920
       28,638  Stitch Fix, Inc.,
                  Class A (a) (b)                     634,332
                                              ---------------
                                                    3,189,168
                                              ---------------
               IT SERVICES -- 3.6%
        8,628  CSG Systems International,
                  Inc.                                363,498
       12,709  EVERTEC, Inc.                          394,615
        7,673  Evo Payments, Inc.,
                  Class A (a)                         174,100
        8,290  ExlService Holdings, Inc. (a)          531,057
        7,673  ManTech International Corp.,
                  Class A                             533,887
       22,891  NIC, Inc.                              501,771
       14,689  Perficient, Inc. (a)                   575,956
       29,493  Switch, Inc., Class A                  530,579
       15,340  TTEC Holdings, Inc.                    728,036
       51,125  Verra Mobility Corp. (a)               523,009
       10,999  Virtusa Corp. (a)                      446,559
                                              ---------------
                                                    5,303,067
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               LEISURE PRODUCTS -- 1.9%
       20,530  Acushnet Holdings Corp.        $       781,167
       50,988  Callaway Golf Co.                      971,321
       17,185  Malibu Boats, Inc.,
                  Class A (a)                       1,010,134
                                              ---------------
                                                    2,762,622
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.3%
       12,167  NanoString Technologies,
                  Inc. (a)                            439,350
                                              ---------------
               MACHINERY -- 3.7%
        6,958  Alamo Group, Inc.                      717,439
        2,984  Albany International Corp.,
                  Class A                             143,471
        4,989  Douglas Dynamics, Inc.                 176,361
        4,225  ESCO Technologies, Inc.                363,097
       47,999  Evoqua Water Technologies
                  Corp. (a)                           923,021
       24,024  Federal Signal Corp.                   742,582
       10,007  Franklin Electric Co., Inc.            540,878
        7,167  Kadant, Inc.                           777,691
       12,769  SPX Corp. (a)                          536,298
        8,087  Tennant Co.                            538,756
                                              ---------------
                                                    5,459,594
                                              ---------------
               MEDIA -- 1.2%
       12,757  Cardlytics, Inc. (a)                   847,320
      168,450  Clear Channel Outdoor
                  Holdings, Inc. (a)                  154,384
       51,199  Gray Television, Inc. (a)              734,194
                                              ---------------
                                                    1,735,898
                                              ---------------
               METALS & MINING -- 0.9%
      103,458  Coeur Mining, Inc. (a)                 820,422
       10,780  Compass Minerals
                  International, Inc.                 549,133
                                              ---------------
                                                    1,369,555
                                              ---------------
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS -- 1.4%
       38,649  Arbor Realty Trust, Inc.               393,833
       50,871  Colony Credit Real Estate,
                  Inc.                                320,487
       49,738  Granite Point Mortgage Trust,
                  Inc.                                337,721
        6,155  Hannon Armstrong Sustainable
                  Infrastructure Capital,
                  Inc.                                215,610
       21,538  KKR Real Estate Finance Trust,
                  Inc.                                358,608
       67,122  New York Mortgage Trust, Inc.          175,860
        9,993  PennyMac Mortgage Investment
                  Trust                               188,368
                                              ---------------
                                                    1,990,487
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.7%
       42,974  Equitrans Midstream Corp.              414,699
      316,605  Kosmos Energy Ltd.                     509,734
      152,338  Tellurian, Inc. (a) (b)                135,855
                                              ---------------
                                                    1,060,288
                                              ---------------


Page 96                 See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PERSONAL PRODUCTS -- 0.7%
        6,433  Medifast, Inc.                 $     1,075,147
                                              ---------------
               PHARMACEUTICALS -- 3.1%
       10,647  Arvinas, Inc. (a)                      335,380
       53,079  Corcept Therapeutics, Inc. (a)         793,531
       51,076  Endo International PLC (a)             177,744
       37,594  Innoviva, Inc. (a)                     509,211
       26,624  NGM Biopharmaceuticals,
                  Inc. (a)                            486,953
       17,015  Pacira BioSciences, Inc. (a)           895,159
       13,993  Prestige Consumer Healthcare,
                  Inc. (a)                            520,400
       21,522  Revance Therapeutics, Inc. (a)         505,337
       17,014  Theravance Biopharma, Inc. (a)         330,412
                                              ---------------
                                                    4,554,127
                                              ---------------
               PROFESSIONAL SERVICES -- 0.8%
       29,796  CBIZ, Inc. (a)                         720,467
        8,070  Huron Consulting Group,
                  Inc. (a)                            385,101
                                              ---------------
                                                    1,105,568
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 1.6%
       47,363  Forestar Group, Inc. (a)               819,854
       36,047  Newmark Group, Inc., Class A           146,711
       21,303  Redfin Corp. (a)                       885,779
       27,063  St Joe (The) Co. (a)                   557,768
                                              ---------------
                                                    2,410,112
                                              ---------------
               ROAD & RAIL -- 0.7%
        8,030  Saia, Inc. (a)                         959,184
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 5.5%
       13,170  Advanced Energy Industries,
                  Inc. (a)                            968,917
        3,825  Ambarella, Inc. (a)                    173,196
       41,190  Cohu, Inc.                             775,608
       10,366  Diodes, Inc. (a)                       533,331
       30,439  FormFactor, Inc. (a)                   877,861
       25,158  Lattice Semiconductor
                  Corp. (a)                           782,162
       20,793  MACOM Technology Solutions
                  Holdings, Inc. (a)                  878,712
       34,577  Rambus, Inc. (a)                       510,356
       68,612  SunPower Corp. (a) (b)                 640,150
        8,742  Synaptics, Inc. (a)                    699,535
       39,452  Ultra Clean Holdings, Inc. (a)       1,187,110
                                              ---------------
                                                    8,026,938
                                              ---------------
               SOFTWARE -- 11.2%
       23,519  2U, Inc. (a)                         1,107,627
       22,319  8x8, Inc. (a)                          354,872
       13,776  Alarm.com Holdings, Inc. (a)           964,871
       17,968  Altair Engineering, Inc.,
                  Class A (a)                         724,110
        5,487  Appfolio, Inc., Class A (a)            763,900
       13,936  Appian Corp. (a) (b)                   708,924
       10,352  Bottomline Technologies DE,
                  Inc. (a)                            499,588


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SOFTWARE (CONTINUED)
       34,404  Box, Inc., Class A (a)         $       617,552
       21,547  LivePerson, Inc. (a)                   926,090
        1,481  MicroStrategy, Inc.,
                  Class A (a)                         183,526
       20,547  Model N, Inc. (a)                      790,238
       24,956  PagerDuty, Inc. (a)                    760,659
       29,117  Pluralsight, Inc., Class A (a)         616,407
       13,565  Progress Software Corp.                472,876
        3,943  PROS Holdings, Inc. (a)                128,660
       33,728  Sailpoint Technologies
                  Holdings, Inc. (a)                1,062,432
       11,885  SPS Commerce, Inc. (a)                 893,395
       37,927  SVMK, Inc. (a)                         909,490
       23,959  Tenable Holdings, Inc. (a)             812,929
       15,120  Upland Software, Inc. (a)              520,430
        5,940  Varonis Systems, Inc. (a)              643,599
       13,352  Workiva, Inc. (a)                      746,377
       42,997  Yext, Inc. (a)                         723,210
       41,221  Zuora, Inc., Class A (a)               479,812
                                              ---------------
                                                   16,411,574
                                              ---------------
               SPECIALTY RETAIL -- 1.7%
       16,564  Boot Barn Holdings, Inc. (a)           320,679
       11,172  Buckle (The), Inc.                     179,087
       32,091  Rent-A-Center, Inc.                    928,072
       21,441  Sleep Number Corp. (a)                 997,006
                                              ---------------
                                                    2,424,844
                                              ---------------
               TEXTILES, APPAREL &
                  LUXURY GOODS -- 1.2%
       24,247  Crocs, Inc. (a)                        871,437
       13,074  Levi Strauss & Co., Class A            158,980
       29,999  Wolverine World Wide, Inc.             721,176
                                              ---------------
                                                    1,751,593
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 2.7%
       25,591  Columbia Financial, Inc. (a)           307,860
       24,269  Flagstar Bancorp, Inc.                 761,561
        9,641  Meta Financial Group, Inc.             179,901
       71,767  Mr. Cooper Group, Inc. (a)           1,171,955
       22,211  NMI Holdings, Inc.,
                  Class A (a)                         344,715
       21,364  PennyMac Financial Services,
                  Inc.                              1,031,027
        6,527  Washington Federal, Inc.               152,340
                                              ---------------
                                                    3,949,359
                                              ---------------
               TOBACCO -- 0.3%
       52,244  Vector Group Ltd.                      460,792
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 0.5%
       28,410  BMC Stock Holdings, Inc. (a)           727,296
                                              ---------------
               WATER UTILITIES -- 0.5%
        7,486  California Water Service Group         350,869
        5,316  Middlesex Water Co.                    340,543
                                              ---------------
                                                      691,412
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                       146,691,605
               (Cost $121,509,795)            ---------------


                        See Notes to Financial Statements                Page 97

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MONEY MARKET FUNDS -- 2.4%
    3,584,047  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  0.10% (c) (d)               $     3,584,047
               (Cost $3,584,047)              ---------------

               TOTAL INVESTMENTS -- 102.4%        150,275,652
               (Cost $125,093,842) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (2.4)%            (3,571,814)
                                              ---------------
               NET ASSETS -- 100.0%           $   146,703,838
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $3,416,556 and the total value of the collateral held by the Fund is $3,584,047.

(c)   Rate shown reflects yield as of July 31, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $125,414,366. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $29,520,649 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,659,363. The net unrealized appreciation was $24,861,286.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $  146,691,605   $         --   $         --
Money Market
   Funds                   3,584,047             --             --
                      --------------------------------------------
Total Investments     $  150,275,652   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     3,416,556
Non-cash Collateral(2)                             (3,416,556)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 98                 See Notes to Financial Statements

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

PORTFOLIO OF INVESTMENTS
JULY 31, 2020

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.8%
               AEROSPACE & DEFENSE -- 0.6%
        2,268  Raytheon Technologies Corp.    $       128,550
                                              ---------------
               AUTOMOBILES -- 4.2%
          647  Tesla, Inc. (a)                        925,702
                                              ---------------
               BANKS -- 6.3%
       11,770  Bank of America Corp.                  292,838
        8,206  Citigroup, Inc.                        410,382
        2,972  JPMorgan Chase & Co.                   287,214
       16,380  Wells Fargo & Co.                      397,379
                                              ---------------
                                                    1,387,813
                                              ---------------
               BIOTECHNOLOGY -- 5.6%
        1,424  AbbVie, Inc.                           135,152
        1,817  Gilead Sciences, Inc.                  126,336
          896  Regeneron Pharmaceuticals,
                  Inc. (a)                            566,335
        1,444  Vertex Pharmaceuticals,
                  Inc. (a)                            392,768
                                              ---------------
                                                    1,220,591
                                              ---------------
               CAPITAL MARKETS -- 5.2%
        2,122  Goldman Sachs Group (The),
                  Inc.                                420,071
        8,682  Morgan Stanley                         424,376
          848  S&P Global, Inc.                       297,012
                                              ---------------
                                                    1,141,459
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.6%
        2,997  Cisco Systems, Inc.                    141,159
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 5.8%
       23,118  AT&T, Inc.                             683,830
       10,141  Verizon Communications, Inc.           582,905
                                              ---------------
                                                    1,266,735
                                              ---------------
               ENTERTAINMENT -- 2.1%
          922  Netflix, Inc. (a)                      450,747
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 0.7%
        1,167  Walmart, Inc.                          151,010
                                              ---------------
               HEALTH CARE PROVIDERS
                  & SERVICES -- 7.6%
        2,126  Anthem, Inc.                           582,099
        2,235  Cigna Corp.                            385,962
        8,605  CVS Health Corp.                       541,598
          474  UnitedHealth Group, Inc.               143,518
                                              ---------------
                                                    1,653,177
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 1.9%
          896  3M Co.                                 134,821
        1,933  Honeywell International, Inc.          288,732
                                              ---------------
                                                      423,553
                                              ---------------
               INTERACTIVE MEDIA & SERVICES
                  -- 2.8%
          197  Alphabet, Inc., Class A (a)            293,126
        1,231  Facebook, Inc., Class A (a)            312,268
                                              ---------------
                                                      605,394
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 3.7%
          253  Amazon.com, Inc. (a)           $       800,664
                                              ---------------
               IT SERVICES -- 5.6%
          651  Accenture PLC, Class A                 146,332
        2,315  International Business
                  Machines Corp.                      284,606
        4,011  PayPal Holdings, Inc. (a)              786,437
                                              ---------------
                                                    1,217,375
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.7%
          386  Thermo Fisher Scientific, Inc.         159,785
                                              ---------------
               MACHINERY -- 1.3%
        2,210  Caterpillar, Inc.                      293,665
                                              ---------------
               MEDIA -- 5.0%
          822  Charter Communications, Inc.,
                  Class A (a)                         476,760
       14,343  Comcast Corp., Class A                 613,880
                                              ---------------
                                                    1,090,640
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 5.4%
        6,266  Chevron Corp.                          525,968
       15,628  Exxon Mobil Corp.                      657,626
                                              ---------------
                                                    1,183,594
                                              ---------------
               PHARMACEUTICALS -- 4.4%
        1,808  Merck & Co., Inc.                      145,074
       21,372  Pfizer, Inc.                           822,394
                                              ---------------
                                                      967,468
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 7.6%
       11,681  Intel Corp.                            557,534
        1,104  NVIDIA Corp.                           468,748
        6,130  QUALCOMM, Inc.                         647,389
                                              ---------------
                                                    1,673,671
                                              ---------------
               SOFTWARE -- 12.8%
        1,284  Adobe, Inc. (a)                        570,507
        1,492  salesforce.com, Inc. (a)               290,716
        1,380  ServiceNow, Inc. (a)                   606,096
        4,513  VMware, Inc., Class A (a)              632,768
        2,756  Zoom Video Communications,
                  Inc., Class A (a)                   699,776
                                              ---------------
                                                    2,799,863
                                              ---------------
               SPECIALTY RETAIL -- 5.6%
        1,674  Home Depot (The), Inc.                 444,430
        5,172  Lowe's Cos., Inc.                      770,163
                                              ---------------
                                                    1,214,593
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 3.0%
        1,533  Apple, Inc.                            651,586
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 1.3%
        2,684  T-Mobile US, Inc. (a)                  288,208
                                              ---------------


                        See Notes to Financial Statements                Page 99

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

JULY 31, 2020

               DESCRIPTION                         VALUE
-------------------------------------------------------------
               TOTAL INVESTMENTS -- 99.8%     $    21,837,002
               (Cost $20,324,348) (b)

               NET OTHER ASSETS AND
                  LIABILITIES -- 0.2%                  41,419
                                              ---------------
               NET ASSETS -- 100.0%           $    21,878,421
                                              ===============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $20,887,471. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,395,976 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,446,445. The net unrealized appreciation was $949,531.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                         LEVEL 2        LEVEL 3
                         LEVEL 1       SIGNIFICANT    SIGNIFICANT
                          QUOTED        OBSERVABLE    UNOBSERVABLE
                          PRICES          INPUTS         INPUTS
                      --------------------------------------------
Common Stocks*        $   21,837,002   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.


Page 100                See Notes to Financial Statements

                     This page is intentionally left blank.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2020

                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                          LARGE CAP CORE       MID CAP CORE       SMALL CAP CORE
                                                                         ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                              (FEX)               (FNX)               (FYX)
                                                                         ----------------    ----------------    ----------------
ASSETS:
Investments, at value................................................    $    932,833,291    $    600,520,451   $     411,131,625
Cash.................................................................                  --                  --                  --
Receivables:
      Capital shares sold............................................                  --                  --                  --
      Investment securities sold.....................................                  --                  --                  --
      Dividends......................................................             826,786              86,693             123,958
      Securities lending income......................................              27,333              27,622              47,494
Prepaid expenses.....................................................               6,339               5,144               4,498
                                                                         ----------------    ----------------    ----------------
      Total Assets...................................................         933,693,749         600,639,910         411,307,575
                                                                         ----------------    ----------------    ----------------

LIABILITIES:
Payables:
      Collateral for securities on loan..............................           8,014,309          10,256,447          13,511,982
      Investment advisory fees.......................................             386,668             250,404             166,927
      Shareholder reporting fees.....................................              54,040              44,746              32,004
      Licensing fees.................................................              31,630              20,120              13,157
      Audit and tax fees.............................................              22,286              22,286              22,279
      Trustees' fees.................................................               2,679               2,543               2,456
Other liabilities....................................................             202,311             130,911              88,371
                                                                         ----------------    ----------------    ----------------
      Total Liabilities..............................................           8,713,923          10,727,457          13,837,176
                                                                         ----------------    ----------------    ----------------
NET ASSETS...........................................................    $    924,979,826    $    589,912,453    $    397,470,399
                                                                         ================    ================    ================

NET ASSETS CONSIST OF:
Paid-in capital......................................................    $  1,180,308,820    $    818,516,584    $    665,497,929
Par value............................................................             148,500              91,000              71,000
Accumulated distributable earnings (loss)............................        (255,477,494)       (228,695,131)       (268,098,530)
                                                                         ----------------    ----------------    ----------------
NET ASSETS...........................................................    $    924,979,826    $    589,912,453    $    397,470,399
                                                                         ================    ================    ================
NET ASSET VALUE, per share...........................................    $          62.29    $          64.83    $          55.98
                                                                         ================    ================    ================
Number of shares outstanding (unlimited number of shares
  authorized, par value $0.01 per share).............................          14,850,002           9,100,002           7,100,002
                                                                         ================    ================    ================
Investments, at cost.................................................    $    852,638,879    $    560,476,810    $    381,813,959
                                                                         ================    ================    ================
Securities on loan, at value.........................................    $      7,738,999    $      9,766,584    $     12,801,455
                                                                         ================    ================    ================


Page 102                See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
LARGE CAP VALUE     LARGE CAP GROWTH    MULTI CAP VALUE     MULTI CAP GROWTH     MID CAP VALUE       MID CAP GROWTH
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
     (FTA)               (FTC)               (FAB)               (FAD)               (FNK)               (FNY)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$    624,433,206    $    993,548,230    $     52,367,054    $    171,867,487    $     35,336,249    $    341,276,384
              --                  --                  --                  --              45,970             254,558

              --                  --                  --                  --                  --                  --
              --                  --                  --                  --                  --                  --
         943,732             310,090              43,937              36,391                 538              10,383
          46,617               1,801               4,248               5,910               3,451               2,162
           5,865               5,586               3,340               3,558                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
     625,429,420         993,865,707          52,418,579         171,913,346          35,386,208         341,543,487
----------------    ----------------    ----------------    ----------------    ----------------    ----------------



       7,922,251           4,013,226             960,628           1,393,417             729,618           3,206,045
         257,179             410,193               9,294              70,137              20,300             188,420
          49,744              45,059               8,878              13,163                  --                  --
          22,119              30,777               1,835               5,463                  --                  --
          22,330              22,388              22,191              22,272                  --                  --
           2,592               2,604               2,332               2,363                  --                  --
         137,314             194,476              26,088              39,868                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
       8,413,529           4,718,723           1,031,246           1,546,683             749,918           3,394,465
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
$    617,015,891    $    989,146,984    $     51,387,333    $    170,366,663    $     34,636,290    $    338,149,022
================    ================    ================    ================    ================    ================


$    961,232,476    $    957,287,849    $     96,739,692    $    173,976,374    $     66,841,610    $    343,259,637
         133,000             120,500              11,000              20,500              12,500              66,000
    (344,349,585)         31,738,635         (45,363,359)         (3,630,211)        (32,217,820)         (5,176,615)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
$    617,015,891    $    989,146,984    $     51,387,333    $    170,366,663    $     34,636,290    $    338,149,022
================    ================    ================    ================    ================    ================
$          46.39    $          82.09    $          46.72    $          83.11    $          27.71    $          51.23
================    ================    ================    ================    ================    ================

      13,300,002          12,050,002           1,100,002           2,050,002           1,250,002           6,600,002
================    ================    ================    ================    ================    ================
$    658,744,148    $    769,909,420    $     55,436,153    $    132,340,296    $     39,473,881    $    266,871,002
================    ================    ================    ================    ================    ================
$      7,625,448    $      3,969,626    $        915,738    $      1,336,590    $        689,479    $      3,059,093
================    ================    ================    ================    ================    ================


                        See Notes to Financial Statements               Page 103

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
JULY 31, 2020

                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                         SMALL CAP VALUE     SMALL CAP GROWTH        MEGA CAP
                                                                         ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                              (FYT)               (FYC)               (FMK)
                                                                         ----------------    ----------------    ----------------
ASSETS:
Investments, at value................................................    $     47,352,528    $    150,275,652    $     21,837,002
Cash.................................................................              70,481              36,848               9,083
Receivables:
      Capital shares sold............................................                  --                  --                  --
      Investment securities sold.....................................                  --                  --                  --
      Dividends......................................................              18,239              35,043              45,239
      Securities lending income......................................               4,862              23,194                  --
Prepaid expenses.....................................................                  --                  --                  --
                                                                         ----------------    ----------------    ----------------
      Total Assets...................................................          47,446,110         150,370,737          21,891,324
                                                                         ----------------    ----------------    ----------------

LIABILITIES:
Payables:
      Collateral for securities on loan..............................           1,243,127           3,584,047                  --
      Investment advisory fees.......................................              27,193              82,852              12,903
      Shareholder reporting fees.....................................                  --                  --                  --
      Licensing fees.................................................                  --                  --                  --
      Audit and tax fees.............................................                  --                  --                  --
      Trustees' fees.................................................                  --                  --                  --
Other liabilities....................................................                  --                  --                  --
                                                                         ----------------    ----------------    ----------------
      Total Liabilities..............................................           1,270,320           3,666,899              12,903
                                                                         ----------------    ----------------    ----------------
NET ASSETS...........................................................    $     46,175,790    $    146,703,838    $     21,878,421
                                                                         ================    ================    ================

NET ASSETS CONSIST OF:
Paid-in capital......................................................    $     86,302,117    $    240,275,054    $     27,335,889
Par value............................................................              15,000              33,000               6,000
Accumulated distributable earnings (loss)............................         (40,141,327)        (93,604,216)         (5,463,468)
                                                                         ----------------    ----------------    ----------------
NET ASSETS...........................................................    $     46,175,790    $    146,703,838    $     21,878,421
                                                                         ================    ================    ================
NET ASSET VALUE, per share...........................................    $          30.78    $          44.46    $          36.46
                                                                         ================    ================    ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)............................           1,500,002           3,300,002             600,002
                                                                         ================    ================    ================
Investments, at cost.................................................    $     46,971,980    $    125,093,842    $     20,324,348
                                                                         ================    ================    ================
Securities on loan, at value.........................................    $      1,178,971    $      3,416,556    $             --
                                                                         ================    ================    ================


Page 104                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2020

                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                          LARGE CAP CORE       MID CAP CORE       SMALL CAP CORE
                                                                         ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                              (FEX)               (FNX)               (FYX)
                                                                         ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends............................................................    $     24,335,717    $     14,103,062    $      6,870,410
Securities lending income (net of fees)..............................             115,049             228,337             535,973
Foreign withholding tax..............................................                  --              (6,062)             (8,640)
                                                                         ----------------    ----------------    ----------------
      Total investment income........................................          24,450,766          14,325,337           7,397,743
                                                                         ----------------    ----------------    ----------------

EXPENSES:
Investment advisory fees.............................................           5,857,343           3,726,820           2,405,311
Accounting and administration fees...................................             567,427             375,559             244,459
Licensing fees.......................................................             171,306             112,614              76,204
Shareholder reporting fees...........................................             107,771              88,416              65,488
Custodian fees.......................................................              99,336              86,219              67,522
Transfer agent fees..................................................              53,450              37,268              24,049
Legal fees...........................................................              25,516              16,635               9,135
Audit and tax fees...................................................              22,939              22,939              22,939
Trustees' fees and expenses..........................................               8,043               7,667               7,431
Listing fees.........................................................               5,513               5,155               4,602
Other expenses.......................................................              22,194              14,943              10,547
                                                                         ----------------    ----------------    ----------------
      Total expenses.................................................           6,940,838           4,494,235           2,937,687
      Less fees waived and expenses reimbursed by the
         investment advisor .........................................                  --                  --                  --
                                                                         ----------------    ----------------    ----------------
      Net expenses...................................................           6,940,838           4,494,235           2,937,687
                                                                         ----------------    ----------------    ----------------
NET INVESTMENT INCOME (LOSS).........................................          17,509,928           9,831,102           4,460,056
                                                                         ----------------    ----------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments....................................................         (94,466,260)        (72,533,015)        (94,544,602)
      In-kind redemptions............................................          83,681,605           1,175,921           7,160,098
                                                                         ----------------    ----------------    ----------------
Net realized gain (loss).............................................         (10,784,655)        (71,357,094)        (87,384,504)
                                                                         ----------------    ----------------    ----------------
Net change in unrealized appreciation (depreciation) on investments..         (46,535,745)        (23,184,194)         13,740,440
                                                                         ----------------    ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..............................         (57,320,400)        (94,541,288)        (73,644,064)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................    $    (39,810,472)   $    (84,710,186)   $    (69,184,008)
                                                                         ================    ================    ================


                        See Notes to Financial Statements               Page 105

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED JULY 31, 2020

                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                         LARGE CAP VALUE     LARGE CAP GROWTH    MULTI CAP VALUE
                                                                         ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                              (FTA)               (FTC)               (FAB)
                                                                         ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends............................................................    $     24,646,918    $     13,190,609    $      1,786,542
Securities lending income (net of fees)..............................             189,341               8,128              35,410
Foreign withholding tax..............................................                  --                  --                (769)
                                                                         ----------------    ----------------    ----------------
      Total investment income........................................          24,836,259          13,198,737           1,821,183
                                                                         ----------------    ----------------    ----------------

EXPENSES:
Investment advisory fees.............................................           4,575,710           4,858,991             355,838
Accounting and administration fees...................................             452,574             484,832              39,272
Licensing fees.......................................................             137,476             141,573              19,669
Shareholder reporting fees...........................................              99,739              93,239              18,366
Custodian fees.......................................................              83,929              81,914              48,304
Transfer agent fees..................................................              44,089              47,931               3,559
Legal fees...........................................................              20,243              23,539               1,520
Audit and tax fees...................................................              22,939              22,939              22,939
Trustees' fees and expenses..........................................               7,819               7,864               7,091
Listing fees.........................................................               5,484               5,242               5,573
Other expenses.......................................................              18,726              17,198               3,494
                                                                         ----------------    ----------------    ----------------
      Total expenses.................................................           5,468,728           5,785,262             525,625
      Less fees waived and expenses reimbursed by the
         investment advisor .........................................                  --                  --             (27,452)
                                                                         ----------------    ----------------    ----------------
      Net expenses...................................................           5,468,728           5,785,262             498,173
                                                                         ----------------    ----------------    ----------------
NET INVESTMENT INCOME (LOSS).........................................          19,367,531           7,413,475           1,323,010
                                                                         ----------------    ----------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments....................................................         (98,794,990)        (33,170,407)        (10,207,182)
      In-kind redemptions............................................          (7,638,078)         74,642,867             818,795
                                                                         ----------------    ----------------    ----------------
Net realized gain (loss).............................................        (106,433,068)         41,472,460          (9,388,387)
                                                                         ----------------    ----------------    ----------------
Net change in unrealized appreciation (depreciation) on investments..         (56,133,633)         80,486,123          (2,828,463)
                                                                         ----------------    ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..............................        (162,566,701)        121,958,583         (12,216,850)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................    $   (143,199,170)   $    129,372,058    $    (10,893,840)
                                                                         ================    ================    ================

(a) Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial Statements).


Page 106                See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
   MULTI CAP            MID CAP             MID CAP            SMALL CAP           SMALL CAP          FIRST TRUST
     GROWTH              VALUE               GROWTH              VALUE               GROWTH             MEGA CAP
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
     (FAD)               (FNK)               (FNY)               (FYT)               (FYC)               (FMK)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$      1,984,537    $      1,235,209    $      2,680,104    $        932,546    $      2,036,319    $        541,691
          46,921              15,806              98,917              76,730             175,715                  --
            (222)               (742)                 --              (1,426)             (1,375)                 --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
       2,031,236           1,250,273           2,779,021           1,007,850           2,210,659             541,691
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


         850,840             319,134 (a)       2,082,412 (a)         375,724 (a)       1,352,945 (a)         158,167 (a)
          89,160                  --                  --                  --                  --                  --
          32,946                  --                  --                  --                  --                  --
          26,833                  --                  --                  --                  --                  --
          27,611                  --                  --                  --                  --                  --
           8,506                  --                  --                  --                  --                  --
           3,586                  --                  --                  --                  --                  --
          22,939                  --                  --                  --                  --                  --
           7,176                  --                  --                  --                  --                  --
           5,572                  --                  --                  --                  --                  --
           4,765                  --                  --                  --                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
       1,079,934             319,134           2,082,412             375,724           1,352,945             158,167

              --                  --                  --                  --                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
       1,079,934             319,134           2,082,412             375,724           1,352,945             158,167
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
         951,302             931,139             696,609             632,126             857,714             383,524
----------------    ----------------    ----------------    ----------------    ----------------    ----------------



     (17,848,183)        (11,216,470)        (31,699,595)        (12,832,286)        (30,870,682)         (2,423,900)
      18,348,847           2,838,291          23,044,116          (2,573,013)           (940,470)          1,953,466
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
         500,664          (8,378,179)         (8,655,479)        (15,405,299)        (31,811,152)           (470,434)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
      10,219,297          (2,884,268)         37,231,806           4,825,237           3,251,788             400,644
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
      10,719,961         (11,262,447)         28,576,327         (10,580,062)        (28,559,364)            (69,790)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$     11,671,263    $    (10,331,308)   $     29,272,936    $     (9,947,936)   $    (27,701,650)   $        313,734
================    ================    ================    ================    ================    ================


                        See Notes to Financial Statements               Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                           FIRST TRUST
                                                                    LARGE CAP CORE                         MID CAP CORE
                                                                   ALPHADEX(R) FUND                      ALPHADEX(R) FUND
                                                                        (FEX)                                 (FNX)
                                                         ------------------------------------  ------------------------------------
                                                            Year Ended         Year Ended         Year Ended         Year Ended
                                                             7/31/2020          7/31/2019          7/31/2020          7/31/2019
                                                         -----------------  -----------------  -----------------  -----------------

OPERATIONS:
Net investment income (loss)............................  $    17,509,928    $    18,340,763    $     9,831,102    $     8,240,591
Net realized gain (loss)................................      (10,784,655)        69,431,466        (71,357,094)        25,438,096
Net change in unrealized appreciation (depreciation)....      (46,535,745)       (51,939,570)       (23,184,194)       (28,927,358)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations......................................      (39,810,472)        35,832,659        (84,710,186)         4,751,329
                                                          ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...................................      (18,540,837)       (17,636,192)       (11,195,657)        (7,372,456)
                                                          ---------------    ---------------    ---------------    ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................      240,421,955        389,384,895          6,753,067        287,753,879
Cost of shares redeemed.................................     (691,769,709)      (513,826,091)      (208,111,148)      (299,688,790)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions........................     (451,347,754)      (124,441,196)      (201,358,081)       (11,934,911)
                                                          ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets.................     (509,699,063)      (106,244,729)      (297,263,924)       (14,556,038)

NET ASSETS:
Beginning of period.....................................    1,434,678,889      1,540,923,618        887,176,377        901,732,415
                                                          ---------------    ---------------    ---------------    ---------------
End of period...........................................  $   924,979,826    $ 1,434,678,889    $   589,912,453    $   887,176,377
                                                          ===============    ===============    ===============    ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................       23,100,002         25,350,002         12,700,002         12,950,002
Shares sold.............................................        3,700,000          6,400,000            100,000          4,150,000
Shares redeemed.........................................      (11,950,000)        (8,650,000)        (3,700,000)        (4,400,000)
                                                          ---------------    ---------------    ---------------    ---------------
Shares outstanding, end of period.......................       14,850,002         23,100,002          9,100,002         12,700,002
                                                          ===============    ===============    ===============    ===============


Page 108                See Notes to Financial Statements

           FIRST TRUST                      FIRST TRUST                      FIRST TRUST                      FIRST TRUST
         SMALL CAP CORE                   LARGE CAP VALUE                 LARGE CAP GROWTH                  MULTI CAP VALUE
        ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND
              (FYX)                            (FTA)                            (FTC)                            (FAB)
 -------------------------------  -------------------------------  -------------------------------  -------------------------------
   Year Ended       Year Ended      Year Ended       Year Ended      Year Ended       Year Ended      Year Ended       Year Ended
   7/31/2020        7/31/2019       7/31/2020        7/31/2019       7/31/2020        7/31/2019       7/31/2020        7/31/2019
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


 $    4,460,056   $    6,112,880  $   19,367,531   $   22,632,151  $    7,413,475   $    5,276,951  $    1,323,010   $    1,466,127
    (87,384,504)       2,859,229    (106,433,068)      14,254,561      41,472,460       39,686,289      (9,388,387)       1,294,092
     13,740,440      (66,349,033)    (56,133,633)     (47,887,065)     80,486,123       12,785,024      (2,828,463)      (5,847,344)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------

    (69,184,008)     (57,376,924)   (143,199,170)     (11,000,353)    129,372,058       57,748,264     (10,893,840)      (3,087,125)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


     (5,394,021)      (5,893,001)    (23,055,097)     (19,337,442)     (8,241,982)      (4,584,530)     (1,551,937)      (1,340,962)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


     32,895,792      262,073,225      25,870,706      127,487,293     230,961,993      726,158,507              --        2,412,023
   (163,765,527)    (323,986,860)   (409,169,376)     (76,934,193)   (404,670,821)    (637,594,289)    (20,467,579)      (5,449,388)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------

   (130,869,735)     (61,913,635)   (383,298,670)      50,553,100    (173,708,828)      88,564,218     (20,467,579)      (3,037,365)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
   (205,447,764)    (125,183,560)   (549,552,937)      20,215,305     (52,578,752)     141,727,952     (32,913,356)      (7,465,452)


    602,918,163      728,101,723   1,166,568,828    1,146,353,523   1,041,725,736      899,997,784      84,300,689       91,766,141
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
 $  397,470,399   $  602,918,163  $  617,015,891   $1,166,568,828  $  989,146,984   $1,041,725,736  $   51,387,333   $   84,300,689
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============


      9,750,002       10,900,002      22,100,002       21,200,002      14,600,002       13,450,002       1,550,002        1,600,002
        600,000        3,950,000         500,000        2,450,000       3,000,000       10,750,000              --           50,000
     (3,250,000)      (5,100,000)     (9,300,000)      (1,550,000)     (5,550,000)      (9,600,000)       (450,000)        (100,000)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
      7,100,002        9,750,002      13,300,002       22,100,002      12,050,002       14,600,002       1,100,002        1,550,002
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============


                        See Notes to Financial Statements               Page 109

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     FIRST TRUST                          FIRST TRUST
                                                                   MULTI CAP GROWTH                      MID CAP VALUE
                                                                   ALPHADEX(R) FUND                       ALPHADEX(R) FUND
                                                                        (FAD)                                (FNK)
                                                         ------------------------------------  ------------------------------------
                                                            Year Ended         Year Ended         Year Ended         Year Ended
                                                             7/31/2020          7/31/2019          7/31/2020          7/31/2019
                                                         -----------------  -----------------  -----------------  -----------------

OPERATIONS:
Net investment income (loss)............................  $       951,302    $       571,783    $       931,139    $       780,370
Net realized gain (loss)................................          500,664          2,171,060         (8,378,179)          (632,580)
Net change in unrealized appreciation (depreciation)....       10,219,297            622,734         (2,884,268)        (2,569,766)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations......................................       11,671,263          3,365,577        (10,331,308)        (2,421,976)
                                                          ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...................................       (1,097,351)          (458,046)        (1,096,681)          (675,721)
                                                          ---------------    ---------------    ---------------    ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................       66,588,015         45,995,046         21,058,255         15,447,959
Cost of shares redeemed.................................      (92,750,744)       (55,632,416)       (30,467,047)        (6,442,277)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions........................      (26,162,729)        (9,637,370)        (9,408,792)         9,005,682
                                                          ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets.................      (15,588,817)        (6,729,839)       (20,836,781)         5,907,985

NET ASSETS:
Beginning of period.....................................      185,955,480        192,685,319         55,473,071         49,565,086
                                                          ---------------    ---------------    ---------------    ---------------
End of period...........................................  $   170,366,663    $   185,955,480    $    34,636,290    $    55,473,071
                                                          ===============    ===============    ===============    ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................        2,450,002          2,650,002          1,600,002          1,350,002
Shares sold.............................................          850,000            650,000            700,000            450,000
Shares redeemed.........................................       (1,250,000)          (850,000)        (1,050,000)          (200,000)
                                                          ---------------    ---------------    ---------------    ---------------
Shares outstanding, end of period.......................        2,050,002          2,450,002          1,250,002          1,600,002
                                                          ===============    ===============    ===============    ===============


Page 110                See Notes to Financial Statements

           FIRST TRUST                      FIRST TRUST                      FIRST TRUST                      FIRST TRUST
         MID CAP GROWTH                   SMALL CAP VALUE                 SMALL CAP GROWTH                     MEGA CAP
        ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND
              (FNY)                            (FYT)                            (FYC)                            (FMK)
 -------------------------------  -------------------------------  -------------------------------  -------------------------------
   Year Ended       Year Ended      Year Ended       Year Ended      Year Ended       Year Ended      Year Ended       Year Ended
   7/31/2020        7/31/2019       7/31/2020        7/31/2019        7/31/2020       7/31/2019       7/31/2020        7/31/2019
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


 $      696,609   $      205,791  $      632,126   $      984,336  $      857,714   $      121,317  $      383,524   $      289,306
     (8,655,479)      (5,458,495)    (15,405,299)        (587,303)    (31,811,152)     (30,777,755)       (470,434)         798,457
     37,231,806       16,316,990       4,825,237       (7,220,590)      3,251,788       (8,010,419)        400,644          296,932
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------

     29,272,936       11,064,286      (9,947,936)      (6,823,557)    (27,701,650)     (38,666,857)        313,734        1,384,695
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


       (906,911)        (115,920)       (854,116)        (917,901)       (937,821)        (105,410)       (396,256)        (250,051)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


    120,090,749      202,282,798      12,338,992       10,488,596      12,604,591      259,177,575      14,876,359       23,625,038
   (120,133,429)    (118,044,854)    (16,020,220)     (18,091,538)   (116,112,612)    (302,564,084)    (16,396,539)     (17,209,998)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------

        (42,680)      84,237,944      (3,681,228)      (7,602,942)   (103,508,021)     (43,386,509)     (1,520,180)       6,415,040
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
     28,323,345       95,186,310     (14,483,280)     (15,344,400)   (132,147,492)     (82,158,776)     (1,602,702)       7,549,684


    309,825,677      214,639,367      60,659,070       76,003,470     278,851,330      361,010,106      23,481,123       15,931,439
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
 $  338,149,022   $  309,825,677  $   46,175,790   $   60,659,070  $  146,703,838   $  278,851,330  $   21,878,421   $   23,481,123
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============


      6,650,002        4,900,002       1,750,002        1,950,002       5,950,002        7,400,002         650,002          450,002
      2,600,000        4,550,000         350,000          300,000         300,000        5,200,000         400,000          700,000
     (2,650,000)      (2,800,000)       (600,000)        (500,000)     (2,950,000)      (6,650,000)       (450,000)        (500,000)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
      6,600,002        6,650,002       1,500,002        1,750,002       3,300,002        5,950,002         600,002          650,002
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============


                        See Notes to Financial Statements               Page 111

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2020          2019          2018          2017           2016
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    62.11    $    60.79    $    54.07    $    46.93    $    45.96
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.93          0.77          0.69          0.61          0.64
Net realized and unrealized gain (loss)               0.20          1.28          6.69          7.16          0.95
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      1.13          2.05          7.38          7.77          1.59
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.95)        (0.73)        (0.66)        (0.63)        (0.62)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    62.29    $    62.11    $    60.79    $    54.07    $    46.93
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                      1.95%         3.48%        13.72%        16.68%         3.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  924,980    $1,434,679    $1,540,924    $1,554,447    $1,506,341
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.59%         0.60%         0.61%         0.61%         0.61%
Ratio of net expenses to average net assets           0.59%         0.60%         0.61%         0.61%         0.61%
Ratio of net investment income (loss) to
   average net assets                                 1.49%         1.29%         1.17%         1.21%         1.43%
Portfolio turnover rate (b)                            104%          102%           87%           90%          109%


FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2020          2019          2018          2017          2016
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    69.86    $    69.63    $    59.91    $    52.80    $    52.97
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.85          0.63          0.61          0.56          0.56
Net realized and unrealized gain (loss)              (4.93)         0.16          9.71          7.12         (0.21)
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (4.08)         0.79         10.32          7.68          0.35
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.95)        (0.56)        (0.60)        (0.57)        (0.52)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    64.83    $    69.86    $    69.63    $    59.91    $    52.80
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                     (5.86)%        1.22%        17.30%        14.61%         0.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  589,912    $  887,176    $  901,732    $  697,995    $  644,144
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%         0.61%         0.62%         0.63%         0.63%
Ratio of net expenses to average net assets           0.60%         0.61%         0.62%         0.63%         0.63%
Ratio of net investment income (loss) to
   average net assets                                 1.32%         0.94%         0.94%         1.00%         1.10%
Portfolio turnover rate (b)                            115%          114%          101%          103%          126%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 112                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2020          2019          2018          2017          2016
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    61.84    $    66.80    $    56.23    $    48.91    $    48.24
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.51          0.60          0.52          0.41          0.39
Net realized and unrealized gain (loss)              (5.75)        (4.98)        10.53          7.40          0.64
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (5.24)        (4.38)        11.05          7.81          1.03
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.62)        (0.58)        (0.48)        (0.49)        (0.36)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    55.98    $    61.84    $    66.80    $    56.23    $    48.91
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                     (8.55)%       (6.52)%       19.72%(b)     16.03%         2.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  397,470    $  602,918    $  728,102    $  491,997    $  442,627
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.61%         0.62%         0.63%         0.63%         0.64%
Ratio of net expenses to average net assets           0.61%         0.62%         0.63%         0.63%         0.64%
Ratio of net investment income (loss) to
   average net assets                                 0.93%         0.96%         0.87%         0.78%         0.86%
Portfolio turnover rate (c)                            123%          117%          116%          111%          126%


FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2020          2019          2018          2017          2016
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    52.79    $    54.07    $    50.94    $    41.98    $    41.61
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          1.11          1.02          1.02          0.77          0.78 (d)
Net realized and unrealized gain (loss)              (6.28)        (1.43)         3.08          8.96          0.38
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (5.17)        (0.41)         4.10          9.73          1.16
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (1.23)        (0.87)        (0.97)        (0.77)        (0.79)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    46.39    $    52.79    $    54.07    $    50.94    $    41.98
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                     (9.84)%       (0.65)%        8.12%        23.35%         2.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  617,016    $1,166,569    $1,146,354    $1,056,997    $  831,256
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%         0.60%         0.61%         0.62%         0.62%
Ratio of net expenses to average net assets           0.60%         0.60%         0.61%         0.62%         0.62%
Ratio of net investment income (loss) to
   average net assets                                 2.12%         1.99%         1.92%         1.63%         2.00%
Portfolio turnover rate (c)                             94%           96%           82%           72%           94%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) The Fund received a payment from the Advisor in the amount of $3,456,678 in connection with a broker error, which represents $0.38 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)   Based on average shares outstanding.


                        See Notes to Financial Statements               Page 113

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2020          2019          2018          2017          2016
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    71.35    $    66.91    $    55.88    $    51.56    $    49.95
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.55          0.37          0.23          0.33          0.35
Net realized and unrealized gain (loss)              10.80          4.39         11.03          4.33          1.60
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     11.35          4.76         11.26          4.66          1.95
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.61)        (0.32)        (0.23)        (0.34)        (0.34)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    82.09    $    71.35    $    66.91    $    55.88    $    51.56
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                     16.10%         7.16%        20.19%         9.10%         3.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  989,147    $1,041,726    $  899,998    $  650,949    $  618,698
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%         0.61%         0.61%         0.62%         0.62%
Ratio of net expenses to average net assets           0.60%         0.61%         0.61%         0.62%         0.62%
Ratio of net investment income (loss) to
   average net assets                                 0.76%         0.56%         0.36%         0.63%         0.73%
Portfolio turnover rate (b)                            138%          132%          119%          148%          149%


FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2020          2019          2018          2017          2016
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    54.39    $    57.35    $    52.84    $    44.91    $    44.75
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.95          0.92          0.96          0.73          0.70
Net realized and unrealized gain (loss)              (7.54)        (3.04)         4.45          7.96          0.13
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (6.59)        (2.12)         5.41          8.69          0.83
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (1.08)        (0.84)        (0.90)        (0.76)        (0.67)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    46.72    $    54.39    $    57.35    $    52.84    $    44.91
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                    (12.24)%       (3.62)%       10.30%        19.46%         1.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $   51,387    $   84,301    $   91,766    $  110,959    $  103,296
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.74%         0.73%         0.70%         0.66%         0.68%
Ratio of net expenses to average net assets           0.70%         0.70%         0.70%         0.66%         0.68%
Ratio of net investment income (loss) to
   average net assets                                 1.86%         1.69%         1.67%         1.45%         1.61%
Portfolio turnover rate (b)                             98%           96%           89%           81%           96%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 114                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2020          2019          2018          2017          2016
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    75.90    $    72.71    $    59.33    $    53.31    $    52.16
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.42          0.22          0.12          0.25          0.24
Net realized and unrealized gain (loss)               7.27          3.14         13.40          6.04          1.13
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      7.69          3.36         13.52          6.29          1.37
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.48)        (0.17)        (0.14)        (0.27)        (0.22)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    83.11    $    75.90    $    72.71    $    59.33    $    53.31
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                     10.23%         4.65%        22.82%        11.85%         2.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  170,367    $  185,955    $  192,685    $  103,829    $   85,293
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.63%         0.66%         0.69%         0.70%         0.70%
Ratio of net expenses to average net assets           0.63%         0.66%         0.69%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 0.56%         0.31%         0.18%         0.44%         0.50%
Portfolio turnover rate (b)                            123%          130%          118%          142%          160%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 115

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2020          2019          2018          2017          2016
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    34.67    $    36.71    $    33.65    $    29.47    $    29.56
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.63          0.51          0.58          0.44          0.43
Net realized and unrealized gain (loss)              (6.86)        (2.10)         3.04          4.17         (0.10)
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (6.23)        (1.59)         3.62          4.61          0.33
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.73)        (0.45)        (0.56)        (0.43)        (0.42)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    27.71    $    34.67    $    36.71    $    33.65    $    29.47
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                    (18.19)%       (4.26)%       10.80%        15.72%         1.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $   34,636    $   55,473    $   49,565    $   57,201    $   47,156
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 2.04%         1.49%         1.61%         1.31%         1.49%
Portfolio turnover rate (b)                            107%          113%           94%           95%          114%


FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2020          2019          2018          2017          2016
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    46.59    $    43.80    $    35.07    $    31.22    $    31.31
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.11          0.04          0.03          0.15          0.11
Net realized and unrealized gain (loss)               4.67          2.77          8.75          3.87         (0.11)
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      4.78          2.81          8.78          4.02          0.00
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.14)        (0.02)        (0.05)        (0.17)        (0.09)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    51.23    $    46.59    $    43.80    $    35.07    $    31.22
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                     10.28%         6.43%        25.06%        12.94%         0.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  338,149    $  309,826    $  214,639    $   94,700    $   82,725
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 0.23%         0.09%         0.02%         0.48%         0.35%
Portfolio turnover rate (b)                            135%          144%          124%          153%          193%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 116                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2020          2019          2018          2017          2016
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    34.66    $    38.98    $    34.33    $    30.19    $    30.20
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.38          0.57          0.48          0.41          0.26
Net realized and unrealized gain (loss)              (3.75)        (4.36)         4.60          4.23         (0.04)
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (3.37)        (3.79)         5.08          4.64          0.22
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.51)        (0.53)        (0.43)        (0.50)        (0.23)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    30.78    $    34.66    $    38.98    $    34.33    $    30.19
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                     (9.83)%       (9.69)%       14.86%(b)     15.41%         0.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $   46,176    $   60,659    $   76,003    $   61,802    $   54,341
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 1.18%         1.58%         1.28%         1.22%         0.89%
Portfolio turnover rate (c)                            120%          120%          123%          110%          125%


FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2020          2019          2018          2017          2016
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    46.87    $    48.79    $    38.83    $    33.24    $    32.18
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.17          0.02          0.06          0.05          0.09
Net realized and unrealized gain (loss)              (2.40)        (1.93)         9.97          5.63          1.04
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (2.23)        (1.91)        10.03          5.68          1.13
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.18)        (0.01)        (0.07)        (0.09)        (0.07)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    44.46    $    46.87    $    48.79    $    38.83    $    33.24
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                     (4.79)%       (3.90)%       25.85%(d)     17.12%         3.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  146,704    $  278,851    $  361,010    $  116,483    $   56,502
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 0.44%         0.04%         0.11%         0.12%         0.32%
Portfolio turnover rate (c)                            137%          152%          141%          162%          161%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) The Fund received a payment from the Advisor in the amount of $519,907 in connection with a broker error, which represents $0.27 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) The Fund received a payment from the Advisor in the amount of $1,053,251 in connection with a broker error, which represents $0.25 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.


                        See Notes to Financial Statements               Page 117

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2020          2019          2018          2017          2016
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    36.12    $    35.40    $    30.99    $    27.09    $    27.48
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.61          0.45          0.40          0.40          0.45
Net realized and unrealized gain (loss)               0.35          0.68          4.40          3.92         (0.42)
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      0.96          1.13          4.80          4.32          0.03
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.62)        (0.41)        (0.39)        (0.42)        (0.42)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    36.46    $    36.12    $    35.40    $    30.99    $    27.09
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                      2.74%         3.24%        15.57%        16.10%         0.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $   21,878    $   23,481    $   15,931    $   15,496    $   14,897
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 1.70%         1.33%         1.21%         1.38%         1.69%
Portfolio turnover rate (b)                            142%          156%          136%          128%          145%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 118                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2020

                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds considered either a Sector Fund or Style Fund. This report covers the twelve Style Funds listed below. The shares of each Style Fund are listed and traded on The Nasdaq Stock Market LLC ("Nasdaq").

        First Trust Large Cap Core AlphaDEX(R) Fund - (ticker "FEX") First Trust Mid Cap Core AlphaDEX(R) Fund - (ticker "FNX") First Trust Small Cap Core AlphaDEX(R) Fund - (ticker "FYX") First Trust Large Cap Value AlphaDEX(R) Fund - (ticker "FTA") First Trust Large Cap Growth AlphaDEX(R) Fund - (ticker "FTC") First Trust Multi Cap Value AlphaDEX(R) Fund - (ticker "FAB") First Trust Multi Cap Growth AlphaDEX(R) Fund - (ticker "FAD") First Trust Mid Cap Value AlphaDEX(R) Fund - (ticker "FNK") First Trust Mid Cap Growth AlphaDEX(R) Fund - (ticker "FNY") First Trust Small Cap Value AlphaDEX(R) Fund - (ticker "FYT") First Trust Small Cap Growth AlphaDEX(R) Fund - (ticker "FYC") First Trust Mega Cap AlphaDEX(R) Fund - (ticker "FMK")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealer and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Large Cap Core AlphaDEX(R) Fund                     Nasdaq AlphaDEX(R) Large Cap Core Index
First Trust Mid Cap Core AlphaDEX(R) Fund                       Nasdaq AlphaDEX(R) Mid Cap Core Index
First Trust Small Cap Core AlphaDEX(R) Fund                     Nasdaq AlphaDEX(R) Small Cap Core Index
First Trust Large Cap Value AlphaDEX(R) Fund                    Nasdaq AlphaDEX(R) Large Cap Value Index
First Trust Large Cap Growth AlphaDEX(R) Fund                   Nasdaq AlphaDEX(R) Large Cap Growth Index
First Trust Multi Cap Value AlphaDEX(R) Fund                    Nasdaq AlphaDEX(R) Multi Cap Value Index
First Trust Multi Cap Growth AlphaDEX(R) Fund                   Nasdaq AlphaDEX(R) Multi Cap Growth Index
First Trust Mid Cap Value AlphaDEX(R) Fund                      Nasdaq AlphaDEX(R) Mid Cap Value Index
First Trust Mid Cap Growth AlphaDEX(R) Fund                     Nasdaq AlphaDEX(R) Mid Cap Growth Index
First Trust Small Cap Value AlphaDEX(R) Fund                    Nasdaq AlphaDEX(R) Small Cap Value Index
First Trust Small Cap Growth AlphaDEX(R) Fund                   Nasdaq AlphaDEX(R) Small Cap Growth Index
First Trust Mega Cap AlphaDEX(R) Fund                           Nasdaq AlphaDEX(R) Mega Cap Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2020

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2020

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of July 31, 2020, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2020

dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2020, all the Funds except FMK had securities in the securities lending program. During the fiscal year ended July 31, 2020, all the Funds except FMK participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended July 31, 2020, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of July 31, 2020.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2020, was as follows:

                                                        Distributions paid from   Distributions paid from   Distributions paid from
                                                            Ordinary Income            Capital Gains           Return of Capital
                                                        -----------------------   -----------------------   -----------------------
First Trust Large Cap Core AlphaDEX(R) Fund                  $   18,540,837            $          --             $           --
First Trust Mid Cap Core AlphaDEX(R) Fund                        11,195,657                       --                         --
First Trust Small Cap Core AlphaDEX(R) Fund                       5,394,021                       --                         --
First Trust Large Cap Value AlphaDEX(R) Fund                     23,055,097                       --                         --
First Trust Large Cap Growth AlphaDEX(R) Fund                     8,241,982                       --                         --
First Trust Multi Cap Value AlphaDEX(R) Fund                      1,551,937                       --                         --
First Trust Multi Cap Growth AlphaDEX(R) Fund                     1,097,351                       --                         --
First Trust Mid Cap Value AlphaDEX(R) Fund                        1,096,681                       --                         --
First Trust Mid Cap Growth AlphaDEX(R) Fund                         906,911                       --                         --
First Trust Small Cap Value AlphaDEX(R) Fund                        854,116                       --                         --
First Trust Small Cap Growth AlphaDEX(R) Fund                       937,821                       --                         --
First Trust Mega Cap AlphaDEX(R) Fund                               396,256                       --                         --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2020

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2019, was as follows:

                                                        Distributions paid from   Distributions paid from   Distributions paid from
                                                            Ordinary Income            Capital Gains           Return of Capital
                                                        -----------------------   -----------------------   -----------------------
First Trust Large Cap Core AlphaDEX(R) Fund                  $   17,636,192            $          --             $           --
First Trust Mid Cap Core AlphaDEX(R) Fund                         7,372,456                       --                         --
First Trust Small Cap Core AlphaDEX(R) Fund                       5,893,001                       --                         --
First Trust Large Cap Value AlphaDEX(R) Fund                     19,337,442                       --                         --
First Trust Large Cap Growth AlphaDEX(R) Fund                     4,584,530                       --                         --
First Trust Multi Cap Value AlphaDEX(R) Fund                      1,340,962                       --                         --
First Trust Multi Cap Growth AlphaDEX(R) Fund                       458,046                       --                         --
First Trust Mid Cap Value AlphaDEX(R) Fund                          675,721                       --                         --
First Trust Mid Cap Growth AlphaDEX(R) Fund                         115,920                       --                         --
First Trust Small Cap Value AlphaDEX(R) Fund                        917,901                       --                         --
First Trust Small Cap Growth AlphaDEX(R) Fund                       105,410                       --                         --
First Trust Mega Cap AlphaDEX(R) Fund                               250,051                       --                         --

As of July 31, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                         Accumulated
                                                                Undistributed            Capital and            Net Unrealized
                                                                   Ordinary                 Other                Appreciation
                                                                    Income               Gain (Loss)            (Depreciation)
                                                               ----------------        ----------------        ----------------
First Trust Large Cap Core AlphaDEX(R) Fund                      $  1,007,856            $(332,483,001)          $ 75,997,651
First Trust Mid Cap Core AlphaDEX(R) Fund                           1,093,337             (267,315,539)            37,527,071
First Trust Small Cap Core AlphaDEX(R) Fund                           446,799             (294,653,725)            26,108,396
First Trust Large Cap Value AlphaDEX(R) Fund                        1,419,906             (308,180,525)           (37,588,966)
First Trust Large Cap Growth AlphaDEX(R) Fund                              --             (190,918,637)           222,657,272
First Trust Multi Cap Value AlphaDEX(R) Fund                          102,665              (42,163,763)            (3,302,261)
First Trust Multi Cap Growth AlphaDEX(R) Fund                          89,962              (42,635,787)            38,915,614
First Trust Mid Cap Value AlphaDEX(R) Fund                             51,319              (27,406,849)            (4,862,290)
First Trust Mid Cap Growth AlphaDEX(R) Fund                           537,262              (77,991,357)            72,277,480
First Trust Small Cap Value AlphaDEX(R) Fund                           90,561              (40,129,197)              (102,691)
First Trust Small Cap Growth AlphaDEX(R) Fund                              --             (118,465,502)            24,861,286
First Trust Mega Cap AlphaDEX(R) Fund                                  44,967               (6,457,966)               949,531

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of July 31, 2020, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2020, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2020

                                                     Non-Expiring
                                                     Capital Loss
                                                     Carryforwards
                                                     -------------
First Trust Large Cap Core AlphaDEX(R) Fund          $ 332,483,001
First Trust Mid Cap Core AlphaDEX(R) Fund              267,315,539
First Trust Small Cap Core AlphaDEX(R) Fund            294,653,725
First Trust Large Cap Value AlphaDEX(R) Fund           308,180,525
First Trust Large Cap Growth AlphaDEX(R) Fund          190,918,637
First Trust Multi Cap Value AlphaDEX(R) Fund            42,163,763
First Trust Multi Cap Growth AlphaDEX(R) Fund           42,635,787
First Trust Mid Cap Value AlphaDEX(R) Fund              27,406,849
First Trust Mid Cap Growth AlphaDEX(R) Fund             77,991,357
First Trust Small Cap Value AlphaDEX(R) Fund            40,129,197
First Trust Small Cap Growth AlphaDEX(R) Fund          118,465,502
First Trust Mega Cap AlphaDEX(R) Fund                    6,457,966

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2020, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2020, the adjustments for each Fund were as follows:

                                                                             Accumulated
                                                      Accumulated            Net Realized
                                                    Net Investment           Gain (Loss)               Paid-in
                                                     Income (Loss)          on Investments             Capital
                                                   ----------------        ----------------        ----------------
First Trust Large Cap Core AlphaDEX(R) Fund         $           --          $  (79,856,383)         $   79,856,383
First Trust Mid Cap Core AlphaDEX(R) Fund                  117,152                (216,015)                 98,863
First Trust Small Cap Core AlphaDEX(R) Fund                767,871              (6,665,566)              5,897,695
First Trust Large Cap Value AlphaDEX(R) Fund                    --              10,450,152             (10,450,152)
First Trust Large Cap Growth AlphaDEX(R) Fund               88,862             (74,023,524)             73,934,662
First Trust Multi Cap Value AlphaDEX(R) Fund                53,007                (680,136)                627,129
First Trust Multi Cap Growth AlphaDEX(R) Fund                2,364             (18,132,287)             18,129,923
First Trust Mid Cap Value AlphaDEX(R) Fund                   7,471              (2,674,860)              2,667,389
First Trust Mid Cap Growth AlphaDEX(R) Fund                 14,193             (21,526,634)             21,512,441
First Trust Small Cap Value AlphaDEX(R) Fund               142,506               2,730,572              (2,873,078)
First Trust Small Cap Growth AlphaDEX(R) Fund                5,615               1,199,983              (1,205,598)
First Trust Mega Cap AlphaDEX(R) Fund                           --              (1,919,112)              1,919,112

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for the First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund and First Trust Mega Cap AlphaDEX(R) Fund (the "Unitary Fee Funds"), for which expenses other than excluded expenses (discussed in Note 3) are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust Portfolios L.P. ("FTP") has entered into licensing agreements with Nasdaq, Inc. for each of the Style Funds. The license agreements allow for the use by FTP of certain trademarks and trade names. The Funds and First Trust are sub-licensees to the applicable license agreement. The Funds, except for the Unitary Fee Funds, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the Unitary Fee Funds are paid by First Trust from the unitary investment advisory fees it receives from each of these Funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2020


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the Unitary Fee Funds, First Trust is paid an annual unitary management fee of 0.70% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, and excluding fee payments under the Investment Management Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

For the First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund and First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust is paid an annual management fee of 0.50% of each Fund's average daily net assets. For such Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). These Funds will have the Expense Cap in effect until at least November 30, 2021.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended July 31, 2020 and fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                  Fees Waived or Expenses Borne by First Trust
                                                                               Subject to Recovery
                                                              -----------------------------------------------------
                                Advisory        Expense       Year Ended    Year Ended    Year Ended
                               Fee Waivers   Reimbursements    7/31/2018     7/31/2019     7/31/2020       Total
                               -----------   --------------   -----------   -----------   -----------   -----------
First Trust Multi Cap Value
   AlphaDEX(R) Fund            $    27,452   $           --   $        --   $    23,214   $    27,452   $    50,666

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2020


                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended July 31, 2020, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases              Sales
                                                                  ---------------      ---------------
First Trust Large Cap Core AlphaDEX(R) Fund                       $ 1,216,733,817      $ 1,216,475,488
First Trust Mid Cap Core AlphaDEX(R) Fund                             856,615,754          855,803,588
First Trust Small Cap Core AlphaDEX(R) Fund                           592,256,238          591,298,741
First Trust Large Cap Value AlphaDEX(R) Fund                          852,804,535          855,870,622
First Trust Large Cap Growth AlphaDEX(R) Fund                       1,347,613,965        1,347,958,319
First Trust Multi Cap Value AlphaDEX(R) Fund                           69,114,244           69,111,846
First Trust Multi Cap Growth AlphaDEX(R) Fund                         210,605,557          209,865,682
First Trust Mid Cap Value AlphaDEX(R) Fund                             48,078,388           48,033,350
First Trust Mid Cap Growth AlphaDEX(R) Fund                           406,811,750          406,797,453
First Trust Small Cap Value AlphaDEX(R) Fund                           64,061,923           64,150,597
First Trust Small Cap Growth AlphaDEX(R) Fund                         268,467,948          268,034,318
First Trust Mega Cap AlphaDEX(R) Fund                                  32,017,642           31,998,168

For the fiscal year ended July 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases              Sales
                                                                  ---------------      ---------------
First Trust Large Cap Core AlphaDEX(R) Fund                       $   239,981,100      $   690,944,015
First Trust Mid Cap Core AlphaDEX(R) Fund                               6,736,052          207,771,687
First Trust Small Cap Core AlphaDEX(R) Fund                            32,817,712          163,342,334
First Trust Large Cap Value AlphaDEX(R) Fund                           25,724,441          408,429,689
First Trust Large Cap Growth AlphaDEX(R) Fund                         230,906,160          404,009,841
First Trust Multi Cap Value AlphaDEX(R) Fund                                   --           20,436,603
First Trust Multi Cap Growth AlphaDEX(R) Fund                          66,165,272           92,687,350
First Trust Mid Cap Value AlphaDEX(R) Fund                             21,039,488           30,427,000
First Trust Mid Cap Growth AlphaDEX(R) Fund                           119,901,236          120,000,007
First Trust Small Cap Value AlphaDEX(R) Fund                           12,308,296           15,895,616
First Trust Small Cap Growth AlphaDEX(R) Fund                          12,594,716          115,835,228
First Trust Mega Cap AlphaDEX(R) Fund                                  14,853,214           16,376,199

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The Creation Transaction Fee may increase or decrease with changes in each Fund's portfolio. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. The Redemption Transaction Fee may increase or decrease with changes in each Fund's portfolio. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2020

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2021.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

The Board of Trustees of the Trust has approved a transaction to combine FMK with First Trust Dow 30 Equal Weight ETF ("EDOW"), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Dow Jones Industrial Average Equal Weight Index. Pursuant to this transaction, FMK shareholders will become shareholders of EDOW.

In order for the transaction to occur, the shareholders of FMK and shareholders of EDOW must approve the transaction. If approved, shares of FMK would be exchanged, on a tax-free basis for federal income tax purposes, for shares of EDOW with an equal aggregate net asset value, and FMK shareholders will become shareholders of EDOW.

A special meeting of shareholders of FMK for the purpose of voting on the transaction was held on September 14, 2020 and will reconvene on Monday, September 28, 2020 at 12:15 p.m. Central time at the offices of FTA at 120 East Liberty Drive, Suite 400, in Wheaton, Illinois in order to allow shareholders additional time to vote. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

FMK will continue sales and redemptions of shares as described in FMK's prospectus.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, and First Trust Mega Cap AlphaDEX(R) Fund (the "Funds"), each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund, including the portfolios of investments, as of July 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
September 23, 2020

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2020 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended July 31, 2020, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                            Dividends Received
                                                                                 Deduction
                                                                           ---------------------
First Trust Large Cap Core AlphaDEX(R) Fund                                       100.00%
First Trust Mid Cap Core AlphaDEX(R) Fund                                         100.00%
First Trust Small Cap Core AlphaDEX(R) Fund                                        74.61%
First Trust Large Cap Value AlphaDEX(R) Fund                                      100.00%
First Trust Large Cap Growth AlphaDEX(R) Fund                                     100.00%
First Trust Multi Cap Value AlphaDEX(R) Fund                                      100.00%
First Trust Multi Cap Growth AlphaDEX(R) Fund                                     100.00%
First Trust Mid Cap Value AlphaDEX(R) Fund                                         94.05%
First Trust Mid Cap Growth AlphaDEX(R) Fund                                       100.00%
First Trust Small Cap Value AlphaDEX(R) Fund                                       77.81%
First Trust Small Cap Growth AlphaDEX(R) Fund                                     100.00%
First Trust Mega Cap AlphaDEX(R) Fund                                             100.00%

For the taxable year ended July 31, 2020, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

                                                                            Qualified Dividend
                                                                                  Income
                                                                           ---------------------
First Trust Large Cap Core AlphaDEX(R) Fund                                       100.00%
First Trust Mid Cap Core AlphaDEX(R) Fund                                         100.00%
First Trust Small Cap Core AlphaDEX(R) Fund                                        74.61%
First Trust Large Cap Value AlphaDEX(R) Fund                                      100.00%
First Trust Large Cap Growth AlphaDEX(R) Fund                                     100.00%
First Trust Multi Cap Value AlphaDEX(R) Fund                                      100.00%
First Trust Multi Cap Growth AlphaDEX(R) Fund                                     100.00%
First Trust Mid Cap Value AlphaDEX(R) Fund                                         94.37%
First Trust Mid Cap Growth AlphaDEX(R) Fund                                       100.00%
First Trust Small Cap Value AlphaDEX(R) Fund                                       78.79%
First Trust Small Cap Growth AlphaDEX(R) Fund                                     100.00%
First Trust Mega Cap AlphaDEX(R) Fund                                             100.00%

A portion of each of the First Trust Exchange-Traded AlphaDEX Style Funds' 2020 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended July 31, 2020, may be eligible for the Qualified Business Income Deduction (QBI) under Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.


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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2020 (UNAUDITED)

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.


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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2020 (UNAUDITED)

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom's Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE


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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2020 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded AlphaDEX(R) Fund funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2019, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $2,280,220. This figure is comprised of $141,572 paid (or to be paid) in fixed compensation and $2,138,648 paid (or to be paid) in variable compensation. There were a total of 15 beneficiaries of the remuneration described above. Those amounts include $1,331,600 paid (or to be paid) to senior management of First Trust Advisors L.P. and $948,620 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                               ADVISORY AGREEMENT

 BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor") on behalf of the following twelve series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust Large Cap Core AlphaDEX(R) Fund (FEX)
        First Trust Mid Cap Core AlphaDEX(R) Fund (FNX)
        First Trust Small Cap Core AlphaDEX(R) Fund (FYX)
        First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)
        First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)
        First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)
        First Trust Large Cap Value AlphaDEX(R) Fund (FTA)
        First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY)
        First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)


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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2020 (UNAUDITED)

        First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)
        First Trust Small Cap Value AlphaDEX(R) Fund (FYT)
        First Trust Mega Cap AlphaDEX(R) Fund (FMK)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory or unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Funds since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory or unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.

For FEX, FNX, FYX, FAD, FAB, FTC and FTA (the "Non-Unitary Fee Funds"), the Board considered the advisory fee rate payable by each Non-Unitary Fee Fund under the applicable Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Non-Unitary Fee Fund through November 30, 2021. For each Non-Unitary Fee Fund, the Board noted that expenses reimbursed and fees waived by the Advisor are subject to recovery by the Advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the


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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2020 (UNAUDITED)

Non-Unitary Fee Fund if it would result in the Non-Unitary Fee Fund exceeding
(i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.

For FNY, FNK, FYC, FYT and FMK (the "Unitary Fee Funds"), the Board considered the unitary fee rate payable by each Unitary Fee Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Unitary Fee Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.

The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including
ETFs) and non-fund clients, as applicable. Because each Fund's Expense Group included peer funds that pay a unitary fee and because each Unitary Fee Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Non-Unitary Fee Fund and the unitary fee rate for each Unitary Fee Fund were above the median total (net) expense ratio of the peer funds in each Fund's respective Expense Group. With respect to the Expense Groups, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory and unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2019 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. The Board noted that, effective April 8, 2016, each Fund changed its underlying index to an index developed and maintained by Nasdaq, Inc. using the AlphaDEX(R) stock selection methodology, and that the performance information included a blend of the old and new indexes. The Board considered the Advisor's explanations of how the AlphaDEX(R) stock selection methodology impacts Fund performance in various market environments, and the Advisor's statement that AlphaDEX(R) is designed to provide long-term outperformance. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each Fund's performance to that of its respective Performance Universe and to that of a broad-based benchmark index, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory or unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. For the Unitary Fee Funds, the Board noted that any reduction in fixed costs associated with the management of the Unitary Fee Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Unitary Fee Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2019 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the


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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2020 (UNAUDITED)

Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee.

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee's annual meeting held on March 20, 2020 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted a highly liquid investment minimum.

As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2020 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                 NUMBER OF            OTHER
                                                                                               PORTFOLIOS IN     TRUSTEESHIPS OR
                                TERM OF OFFICE                                                THE FIRST TRUST     DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                 FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;         184         None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016); Member, Sportsmed
                                                   LLC (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.          184         Director of ADM
(1957)                                             (Futures Commission Merchant)                                Investor Services,
                               o Since Inception                                                                Inc., ADM Investor
                                                                                                                Services
                                                                                                                International,
                                                                                                                Futures Industry
                                                                                                                Association, and
                                                                                                                National Futures
                                                                                                                Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial           184         Director of Trust
(1956)                                             and Management Consulting)                                   Company of
                               o Since Inception                                                                Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),         184         None
(1954)                                             Managing Director and Chief Operating
                               o Since Inception   Officer (January 2015 to August 2018),
                                                   Pelita Harapan Educational Foundation
                                                   (Educational Product and Services);
                                                   President and Chief Executive Officer
                                                   (June 2012 to September 2014), Servant
                                                   Interactive LLC (Educational Products
                                                   and Services); President and Chief
                                                   Executive Officer (June 2012 to
                                                   September 2014), Dew Learning LLC
                                                   (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust             184         None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2020 (UNAUDITED)

                              POSITION AND               TERM OF OFFICE
     NAME AND                    OFFICES                  AND LENGTH OF                       PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST                    SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief Executive   o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                Officer                                                 (January 2016 to Present), Controller (January 2011 to
                                                      o Since January 2016    January 2016), Senior Vice President (April 2007 to
                                                                              January 2016), First Trust Advisors L.P. and First
                                                                              Trust Portfolios L.P.; Chief Financial Officer
                                                                              (January 2016 to Present), BondWave LLC (Software
                                                                              Development Company) and Stonebridge Advisors
                                                                              LLC (Investment Advisor)


Donald P. Swade       Treasurer, Chief Financial      o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                       President (April 2012 to July 2016), First Trust
                      Accounting Officer              o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.


W. Scott Jardine      Secretary and Chief             o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                           Trust Portfolios L.P.; Secretary and General Counsel,
                                                      o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC


Daniel J. Lindquist   Vice President                  o Indefinite Term       Managing Director, First Trust Advisors L.P. and
(1970)                                                                        First Trust Portfolios L.P.
                                                      o Since Inception


Kristi A. Maher       Chief Compliance Officer        o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                                 and First Trust Portfolios L.P.
                                                      o Chief Compliance
                                                        Officer Since
                                                        January 2011

                                                      o Assistant Secretary
                                                        Since Inception


Roger F. Testin       Vice President                  o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1966)                                                                        and First Trust Portfolios L.P.
                                                      o Since Inception


Stan Ueland           Vice President                  o  Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1970)                                                                        and First Trust Portfolios L.P.
                                                      o  Since Inception

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2020 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION
We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2020

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


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


--------------------------------------------------------------------------------

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
STYLE FUNDS

--------------------------------------------------------------------------------

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $420,000 for 2019 and $399,000 for 2020.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2019 and $0 for 2020.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2019 and $0 for 2020.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $61,425 for 2019 and $62,950 for 2020. These fees were for tax consultation.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2019 and $0 for 2020.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2019 and $0 for 2020.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2018 and $0 for 2019 for the Adviser and $0 for 2019 and $0 for 2020 for the Distributor.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:              Adviser and Distributor:
           -----------              ------------------------
             (b) 0%                          (b) 0%
             (c) 0%                          (c) 0%
             (d) 0%                          (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2019 were $61,425 for the registrant, $33,300 for the registrant's investment adviser and $46,000 for the registrant's distributor, and for 2020 were $62,950 for the registrant, $47,170 for the registrant's investment adviser and $70,330 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       First Trust Exchange-Traded AlphaDEX(R) Fund
               ----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: October 9, 2020
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: October 9, 2020
     -----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: October 9, 2020
     -----------------

* Print the name and title of each signing officer under his or her signature.